UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     AMENDED
                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

  Investment Company Act file number 811-05387

                        FRANKLIN MUTUAL SERIES FUND INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
            ----------------------------------------------------------
             (Address of principal executive offices)       (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           ---------------

Date of fiscal year end:  12/31
                         -------

Date of reporting period: 12/31/05
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.

MUTUAL BEACON FUND



                                [GRAPHIC OMITTED]

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                                                        DECEMBER 31, 2005
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        ANNUAL REPORT AND SHAREHOLDER LETTER            VALUE
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Mutual Beacon Fund .....................................................    4

Performance Summary ....................................................    9

Your Fund's Expenses ...................................................   14

Financial Highlights and Statement of Investments ......................   16

Financial Statements ...................................................   30

Notes to Financial Statements ..........................................   34

Report of Independent Registered Public Accounting Firm ................   50

Tax Designation ........................................................   51

Board Members and Officers .............................................   52

Shareholder Information ................................................   57

--------------------------------------------------------------------------------


Annual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Beacon Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a +9.25% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +4.91% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product
(GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Oil prices remained high during the period, and natural gas prices rose during the second half of 2005. Despite these high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005,

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
as measured by the 2.2% rise for the core Consumer Price Index (CPI).(2) In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.(3)

Outside the U.S., the global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

In addition to high energy prices, prices for other commodities such as industrial metals also rose. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. For the 12 months under review, equity markets outside the U.S. performed strongly. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index rose +17.11%.(4) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                56.0%

U.K.                                                 9.1%

France                                               4.9%

Spain                                                2.5%

Denmark                                              2.2%

Japan                                                1.7%

Switzerland                                          1.6%

Norway                                               1.6%

Ireland                                              1.5%

Belgium                                              1.2%

South Korea                                          1.1%

Canada                                               1.1%

Italy                                                1.0%

Other                                                3.6%

Short-Term Investments & Other Net Assets           10.9%

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

(4) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/05

---------------------------------------------------
                                        % OF TOTAL
                                        NET ASSETS
---------------------------------------------------
Insurance                                     11.9%
---------------------------------------------------
Tobacco                                       10.0%
---------------------------------------------------
Media                                          8.6%
---------------------------------------------------
Commercial Banks                               6.8%
---------------------------------------------------
Beverages                                      4.6%
---------------------------------------------------
Food Products                                  4.4%
---------------------------------------------------
Diversified Telecommunication Services         4.1%
---------------------------------------------------
Paper & Forest Products                        3.9%
---------------------------------------------------
Metals & Mining                                3.3%
---------------------------------------------------
Oil, Gas & Consumable Fuels                    3.2%
---------------------------------------------------

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's outperformance relative to U.S. equities as measured by the S&P 500 during the year was driven primarily by its shares in companies located outside the U.S. Specifically, eight of the top ten performers during the period represented international exposure, primarily companies located in Western Europe. The MSCI Europe Index returned +9.93% in U.S. dollars in 2005, versus a +4.91% return from the S&P 500.(5)

London-based British American Tobacco (BAT) was the largest contributor to Fund performance during year under review. BAT is the world's second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company's stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its

(5) Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in Europe.


6 | Annual Report
higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT.

Another top performer for the period was Canadian Oil Sands Trust (appreciated 91% in local currency), which exploits the massive oil reserves contained in western Canada's oil sands. The company, along with the entire energy sector, benefited from historically high oil prices in 2005.

The Fund also benefited from a private investment made across the Mutual Series Funds in an entity that owns a controlling position in Aozora Bank. This Japanese bank, formerly known as Nippon Credit Bank, was nationalized and then reprivatized by the Japanese government. The Fund invested in a vehicle created by Cerberus Partners, which owns more than 60% of the bank. The position benefited from significant appreciation in Japanese banking stocks in general, and recently, the investment vehicle made a significant capital distribution to shareholders.

Unfortunately, not every security in the Fund's portfolio appreciated during the 12 months under review. Three positions that detracted from performance included White Mountains Insurance Group, a U.S. insurance company; Washington Post, a U.S. newspaper and publishing company; and Kindred Healthcare, a U.S. health care provider.

White Mountains' shares weakened 12% largely due to the company's exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

Shares in Washington Post underperformed (declined 22%) as Kaplan, the company's education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry's challenging Medicare reimbursement climate, which was pressured by high federal deficits.(6)

TOP 10 HOLDINGS
12/31/05

-----------------------------------------------------
COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
-----------------------------------------------------
White Mountains Insurance Group Inc.             3.7%
   INSURANCE, U.S.
-----------------------------------------------------
Berkshire Hathaway Inc., A & B                   3.0%
   INSURANCE, U.S.
-----------------------------------------------------
Weyerhaeuser Co.                                 3.0%
   PAPER & FOREST PRODUCTS, U.S.
-----------------------------------------------------
Altadis SA                                       2.5%
   TOBACCO, SPAIN
-----------------------------------------------------
News Corp., A                                    2.4%
   MEDIA, U.S.
-----------------------------------------------------
Reynolds American Inc.                           1.7%
   TOBACCO, U.S.
-----------------------------------------------------
Altria Group Inc.                                1.6%
   TOBACCO, U.S.
-----------------------------------------------------
Orkla ASA                                        1.6%
   FOOD PRODUCTS, NORWAY
-----------------------------------------------------
British American Tobacco PLC, ord. & ADR         1.6%
   TOBACCO, U.K.
-----------------------------------------------------
Washington Post Co., B                           1.5%
   MEDIA, U.S.
-----------------------------------------------------

(6) A member of Franklin Mutual Advisers, Inc., serves on Kindred's board of directors.


                                                               Annual Report | 7

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Michael J. Embler

Michael J. Embler
Portfolio Manager

[PHOTO OMITTED]

/s/ Charles M. Lahr

Charles M. Lahr, CFA
Assistant Portfolio Manager

Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER has been a member of the management team of the Mutual Series Funds since 2001, with primary responsibility for special situation investments. In addition to his portfolio management responsibilities for another fund, Mr. Embler assumed the duties of portfolio manager of Mutual Beacon Fund in May 2005. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.
--------------------------------------------------------------------------------


8 | Annual Report

Performance Summary as of 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS Z (SYMBOL: BEGRX)                        CHANGE    12/31/05   12/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$  0.42   $  15.52   $  15.94
----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
----------------------------------------------------------------------------
Dividend Income                   $  0.2992
----------------------------------------------------------------------------
Short-Term Capital Gain           $  0.1034
----------------------------------------------------------------------------
Long-Term Capital Gain            $  1.4914
----------------------------------------------------------------------------
        TOTAL                     $  1.8940
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS A (SYMBOL: TEBIX)                        CHANGE    12/31/05   12/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$  0.43   $  15.44   $  15.87
----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
----------------------------------------------------------------------------
Dividend Income                   $  0.2460
----------------------------------------------------------------------------
Short-Term Capital Gain           $  0.1034
----------------------------------------------------------------------------
Long-Term Capital Gain            $  1.4914
----------------------------------------------------------------------------
        TOTAL                     $  1.8408
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS B (SYMBOL: TEBBX)                        CHANGE    12/31/05   12/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$  0.45   $  15.09   $  15.54
----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
----------------------------------------------------------------------------
Dividend Income                   $  0.1352
----------------------------------------------------------------------------
Short-Term Capital Gain           $  0.1034
----------------------------------------------------------------------------
Long-Term Capital Gain            $  1.4914
----------------------------------------------------------------------------
        TOTAL                     $  1.7300
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS C (SYMBOL: TEMEX)                        CHANGE    12/31/05   12/31/04
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$  0.44   $  15.33   $  15.77
----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
----------------------------------------------------------------------------
Dividend Income                   $  0.1371
----------------------------------------------------------------------------
Short-Term Capital Gain           $  0.1034
----------------------------------------------------------------------------
Long-Term Capital Gain            $  1.4914
----------------------------------------------------------------------------
        TOTAL                     $  1.7319
----------------------------------------------------------------------------

Mutual Beacon Fund paid distributions derived from long-term capital gains totaling $1.4914 per share in June and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------
CLASS Z                           1-YEAR      5-YEAR          10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return(2)          +9.25%     +52.88%        +211.45%
-----------------------------------------------------------------------------
Average Annual Total Return(3)      +9.25%      +8.86%         +12.03%
-----------------------------------------------------------------------------
Value of $10,000 Investment(4)   $ 10,925    $ 15,288       $  31,145
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CLASS A                           1-YEAR      5-YEAR      INCEPTION (11/1/96)
-----------------------------------------------------------------------------
Cumulative Total Return(2)          +8.89%     +50.23%        +164.67%
-----------------------------------------------------------------------------
Average Annual Total Return(3)      +2.62%      +7.21%         +10.49%
-----------------------------------------------------------------------------
Value of $10,000 Investment(4)   $ 10,262    $ 14,163       $  24,947
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CLASS B                           1-YEAR      5-YEAR       INCEPTION (1/1/99)
-----------------------------------------------------------------------------
Cumulative Total Return(2)          +8.17%     +45.45%         +89.87%
-----------------------------------------------------------------------------
Average Annual Total Return(3)      +4.28%      +7.48%          +9.60%
-----------------------------------------------------------------------------
Value of $10,000 Investment(4)   $ 10,428    $ 14,345       $  18,987
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CLASS C                           1-YEAR      5-YEAR      INCEPTION (11/1/96)
-----------------------------------------------------------------------------
Cumulative Total Return(2)          +8.12%     +45.37%        +149.46%
-----------------------------------------------------------------------------
Average Annual Total Return(3)      +7.15%      +7.77%         +10.49%
-----------------------------------------------------------------------------
Value of $10,000 Investment(4)   $ 10,715    $ 14,537       $  24,946
-----------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS Z                             12/31/05
--------------------------------------------
1-Year                                +9.25%
--------------------------------------------
5-Year                                +8.86%
--------------------------------------------
10-Year                              +12.03%
--------------------------------------------

CLASS Z (1/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                MUTUAL BEACON
  DATE         FUND - CLASS Z   S&P 500 INDEX(5)
----------     --------------   ----------------
  1/1/1996         $10,000          $10,000
 1/31/1996         $10,384          $10,340
 2/29/1996         $10,662          $10,436
 3/31/1996         $10,801          $10,537
 4/30/1996         $10,949          $10,692
 5/31/1996         $11,102          $10,967
 6/30/1996         $11,031          $11,009
 7/31/1996         $10,598          $10,523
 8/31/1996         $10,962          $10,745
 9/30/1996         $11,269          $11,349
10/31/1996         $11,369          $11,662
11/30/1996         $11,943          $12,543
12/31/1996         $12,119          $12,295
 1/31/1997         $12,536          $13,062
 2/28/1997         $12,806          $13,165
 3/31/1997         $12,629          $12,625
 4/30/1997         $12,704          $13,378
 5/31/1997         $13,226          $14,192
 6/30/1997         $13,609          $14,827
 7/31/1997         $14,364          $16,006
 8/31/1997         $14,212          $15,110
 9/30/1997         $14,915          $15,937
10/31/1997         $14,440          $15,406
11/30/1997         $14,649          $16,118
12/31/1997         $14,905          $16,395
 1/31/1998         $14,821          $16,576
 2/28/1998         $15,623          $17,771
 3/31/1998         $16,288          $18,680
 4/30/1998         $16,499          $18,868
 5/31/1998         $16,552          $18,544
 6/30/1998         $16,436          $19,297
 7/31/1998         $16,036          $19,092
 8/31/1998         $13,843          $16,334
 9/30/1998         $13,553          $17,381
10/31/1998         $14,359          $18,793
11/30/1998         $15,176          $19,932
12/31/1998         $15,258          $21,080
 1/31/1999         $15,525          $21,961
 2/28/1999         $15,351          $21,278
 3/31/1999         $16,060          $22,130
 4/30/1999         $17,328          $22,987
 5/31/1999         $17,491          $22,445
 6/30/1999         $17,970          $23,689
 7/31/1999         $17,591          $22,951
 8/31/1999         $16,962          $22,837
 9/30/1999         $16,522          $22,212
10/31/1999         $16,985          $23,617
11/30/1999         $17,389          $24,097
12/31/1999         $17,820          $25,515
 1/31/2000         $17,382          $24,233
 2/29/2000         $16,893          $23,775
 3/31/2000         $18,580          $26,099
 4/30/2000         $18,361          $25,314
 5/31/2000         $18,592          $24,796
 6/30/2000         $18,375          $25,408
 7/31/2000         $18,843          $25,011
 8/31/2000         $19,627          $26,564
 9/30/2000         $19,668          $25,162
10/31/2000         $19,998          $25,055
11/30/2000         $19,475          $23,081
12/31/2000         $20,373          $23,194
 1/31/2001         $21,698          $24,017
 2/28/2001         $21,576          $21,828
 3/31/2001         $20,952          $20,446
 4/30/2001         $21,820          $22,034
 5/31/2001         $22,550          $22,181
 6/30/2001         $22,724          $21,642
 7/31/2001         $22,864          $21,429
 8/31/2001         $22,381          $20,089
 9/30/2001         $20,406          $18,466
10/31/2001         $20,391          $18,819
11/30/2001         $21,122          $20,262
12/31/2001         $21,619          $20,440
 1/31/2002         $21,536          $20,141
 2/28/2002         $21,668          $19,753
 3/31/2002         $22,265          $20,496
 4/30/2002         $22,463          $19,254
 5/31/2002         $22,546          $19,113
 6/30/2002         $20,988          $17,752
 7/31/2002         $19,615          $16,368
 8/31/2002         $19,799          $16,475
 9/30/2002         $18,727          $14,686
10/31/2002         $18,978          $15,978
11/30/2002         $19,347          $16,917
12/31/2002         $19,231          $15,924
 1/31/2003         $19,027          $15,508
 2/28/2003         $18,601          $15,275
 3/31/2003         $18,652          $15,421
 4/30/2003         $19,860          $16,692
 5/31/2003         $20,931          $17,571
 6/30/2003         $21,296          $17,795
 7/31/2003         $21,536          $18,109
 8/31/2003         $22,153          $18,462
 9/30/2003         $22,118          $18,266
10/31/2003         $23,026          $19,299
11/30/2003         $23,849          $19,469
12/31/2003         $24,892          $20,489
 1/31/2004         $24,995          $20,865
 2/29/2004         $25,843          $21,155
 3/31/2004         $25,808          $20,836
 4/30/2004         $25,117          $20,509
 5/31/2004         $25,255          $20,790
 6/30/2004         $25,680          $21,194
 7/31/2004         $25,349          $20,493
 8/31/2004         $25,558          $20,575
 9/30/2004         $26,011          $20,798
10/31/2004         $26,359          $21,116
11/30/2004         $27,735          $21,970
12/31/2004         $28,507          $22,717
 1/31/2005         $27,917          $22,163
 2/28/2005         $28,793          $22,629
 3/31/2005         $28,614          $22,229
 4/30/2005         $28,382          $21,808
 5/31/2005         $28,972          $22,501
 6/30/2005         $29,339          $22,533
 7/31/2005         $30,116          $23,371
 8/31/2005         $30,260          $23,158
 9/30/2005         $30,640          $23,345
10/31/2005         $29,772          $22,956
11/30/2005         $30,585          $23,823
12/31/2005         $31,145          $23,832

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS A                             12/31/05
--------------------------------------------
1-Year                                +2.62%
--------------------------------------------
5-Year                                +7.21%
--------------------------------------------
Since Inception (11/1/96)            +10.49%
--------------------------------------------

CLASS A (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                MUTUAL BEACON
  DATE         FUND - CLASS Z   S&P 500 INDEX(5)
----------     --------------   ----------------
 11/1/1996         $ 9,425          $10,000
11/30/1996         $ 9,895          $10,755
12/31/1996         $10,038          $10,542
 1/31/1997         $10,381          $11,200
 2/28/1997         $10,598          $11,288
 3/31/1997         $10,451          $10,825
 4/30/1997         $10,512          $11,471
 5/31/1997         $10,938          $12,169
 6/30/1997         $11,255          $12,714
 7/31/1997         $11,873          $13,725
 8/31/1997         $11,747          $12,957
 9/30/1997         $12,322          $13,666
10/31/1997         $11,920          $13,210
11/30/1997         $12,094          $13,821
12/31/1997         $12,302          $14,058
 1/31/1998         $12,232          $14,213
 2/28/1998         $12,887          $15,238
 3/31/1998         $13,428          $16,018
 4/30/1998         $13,603          $16,179
 5/31/1998         $13,638          $15,901
 6/30/1998         $13,542          $16,546
 7/31/1998         $13,211          $16,371
 8/31/1998         $11,398          $14,006
 9/30/1998         $11,149          $14,904
10/31/1998         $11,816          $16,115
11/30/1998         $12,491          $17,091
12/31/1998         $12,550          $18,075
 1/31/1999         $12,771          $18,831
 2/28/1999         $12,617          $18,246
 3/31/1999         $13,193          $18,975
 4/30/1999         $14,228          $19,710
 5/31/1999         $14,372          $19,245
 6/30/1999         $14,757          $20,313
 7/31/1999         $14,444          $19,679
 8/31/1999         $13,916          $19,582
 9/30/1999         $13,554          $19,046
10/31/1999         $13,925          $20,251
11/30/1999         $14,258          $20,662
12/31/1999         $14,608          $21,878
 1/31/2000         $14,249          $20,779
 2/29/2000         $13,836          $20,386
 3/31/2000         $15,211          $22,379
 4/30/2000         $15,031          $21,706
 5/31/2000         $15,222          $21,262
 6/30/2000         $15,029          $21,786
 7/31/2000         $15,413          $21,446
 8/31/2000         $16,046          $22,777
 9/30/2000         $16,080          $21,575
10/31/2000         $16,351          $21,484
11/30/2000         $15,922          $19,791
12/31/2000         $16,638          $19,888
 1/31/2001         $17,723          $20,593
 2/28/2001         $17,611          $18,717
 3/31/2001         $17,099          $17,532
 4/30/2001         $17,798          $18,893
 5/31/2001         $18,397          $19,020
 6/30/2001         $18,521          $18,557
 7/31/2001         $18,636          $18,374
 8/31/2001         $18,228          $17,225
 9/30/2001         $16,636          $15,834
10/31/2001         $16,611          $16,137
11/30/2001         $17,196          $17,374
12/31/2001         $17,600          $17,526
 1/31/2002         $17,533          $17,271
 2/28/2002         $17,627          $16,938
 3/31/2002         $18,114          $17,575
 4/30/2002         $18,277          $16,510
 5/31/2002         $18,331          $16,388
 6/30/2002         $17,054          $15,221
 7/31/2002         $15,932          $14,035
 8/31/2002         $16,083          $14,127
 9/30/2002         $15,208          $12,593
10/31/2002         $15,399          $13,701
11/30/2002         $15,686          $14,506
12/31/2002         $15,591          $13,654
 1/31/2003         $15,425          $13,297
 2/28/2003         $15,080          $13,098
 3/31/2003         $15,107          $13,223
 4/30/2003         $16,089          $14,313
 5/31/2003         $16,961          $15,066
 6/30/2003         $17,253          $15,259
 7/31/2003         $17,435          $15,528
 8/31/2003         $17,922          $15,830
 9/30/2003         $17,895          $15,663
10/31/2003         $18,633          $16,548
11/30/2003         $19,288          $16,694
12/31/2003         $20,111          $17,569
 1/31/2004         $20,209          $17,891
 2/29/2004         $20,869          $18,140
 3/31/2004         $20,840          $17,866
 4/30/2004         $20,265          $17,586
 5/31/2004         $20,377          $17,827
 6/30/2004         $20,730          $18,173
 7/31/2004         $20,448          $17,572
 8/31/2004         $20,603          $17,643
 9/30/2004         $20,970          $17,833
10/31/2004         $21,239          $18,106
11/30/2004         $22,340          $18,838
12/31/2004         $22,953          $19,479
 1/31/2005         $22,476          $19,004
 2/28/2005         $23,185          $19,404
 3/31/2005         $23,026          $19,061
 4/30/2005         $22,823          $18,699
 5/31/2005         $23,300          $19,294
 6/30/2005         $23,605          $19,322
 7/31/2005         $24,218          $20,040
 8/31/2005         $24,321          $19,857
 9/30/2005         $24,613          $20,018
10/31/2005         $23,926          $19,684
11/30/2005         $24,569          $20,428
12/31/2005         $24,947          $20,435

                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS B                             12/31/05
--------------------------------------------
1-Year                                +4.28%
--------------------------------------------
5-Year                                +7.48%
--------------------------------------------
Since Inception (1/1/99)              +9.60%
--------------------------------------------

CLASS B (1/1/99-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                MUTUAL BEACON
  DATE         FUND - CLASS B   S&P 500 INDEX(5)
----------     --------------   ----------------
  1/1/1999         $10,000          $10,000
 1/31/1999         $10,160          $10,418
 2/28/1999         $10,031          $10,094
 3/31/1999         $10,481          $10,498
 4/30/1999         $11,291          $10,905
 5/31/1999         $11,398          $10,647
 6/30/1999         $11,693          $11,238
 7/31/1999         $11,436          $10,887
 8/31/1999         $11,015          $10,834
 9/30/1999         $10,719          $10,537
10/31/1999         $11,007          $11,203
11/30/1999         $11,265          $11,431
12/31/1999         $11,533          $12,104
 1/31/2000         $11,247          $11,496
 2/29/2000         $10,918          $11,279
 3/31/2000         $11,996          $12,381
 4/30/2000         $11,845          $12,009
 5/31/2000         $11,988          $11,763
 6/30/2000         $11,840          $12,053
 7/31/2000         $12,127          $11,865
 8/31/2000         $12,622          $12,601
 9/30/2000         $12,631          $11,936
10/31/2000         $12,846          $11,886
11/30/2000         $12,496          $10,949
12/31/2000         $13,054          $11,003
 1/31/2001         $13,896          $11,393
 2/28/2001         $13,806          $10,355
 3/31/2001         $13,390          $ 9,699
 4/30/2001         $13,935          $10,453
 5/31/2001         $14,401          $10,523
 6/30/2001         $14,487          $10,267
 7/31/2001         $14,568          $10,166
 8/31/2001         $14,244          $ 9,530
 9/30/2001         $12,990          $ 8,760
10/31/2001         $12,959          $ 8,927
11/30/2001         $13,415          $ 9,612
12/31/2001         $13,722          $ 9,696
 1/31/2002         $13,658          $ 9,555
 2/28/2002         $13,722          $ 9,371
 3/31/2002         $14,097          $ 9,723
 4/30/2002         $14,215          $ 9,134
 5/31/2002         $14,258          $ 9,067
 6/30/2002         $13,253          $ 8,421
 7/31/2002         $12,375          $ 7,765
 8/31/2002         $12,483          $ 7,816
 9/30/2002         $11,801          $ 6,967
10/31/2002         $11,942          $ 7,580
11/30/2002         $12,169          $ 8,025
12/31/2002         $12,081          $ 7,554
 1/31/2003         $11,950          $ 7,357
 2/28/2003         $11,677          $ 7,246
 3/31/2003         $11,688          $ 7,316
 4/30/2003         $12,441          $ 7,919
 5/31/2003         $13,107          $ 8,335
 6/30/2003         $13,320          $ 8,442
 7/31/2003         $13,463          $ 8,591
 8/31/2003         $13,825          $ 8,758
 9/30/2003         $13,793          $ 8,665
10/31/2003         $14,353          $ 9,155
11/30/2003         $14,848          $ 9,236
12/31/2003         $15,491          $ 9,720
 1/31/2004         $15,546          $ 9,898
 2/29/2004         $16,052          $10,036
 3/31/2004         $16,019          $ 9,884
 4/30/2004         $15,568          $ 9,729
 5/31/2004         $15,645          $ 9,863
 6/30/2004         $15,903          $10,054
 7/31/2004         $15,681          $ 9,722
 8/31/2004         $15,792          $ 9,761
 9/30/2004         $16,069          $ 9,866
10/31/2004         $16,268          $10,017
11/30/2004         $17,099          $10,422
12/31/2004         $17,554          $10,777
 1/31/2005         $17,181          $10,514
 2/28/2005         $17,712          $10,735
 3/31/2005         $17,588          $10,545
 4/30/2005         $17,430          $10,345
 5/31/2005         $17,769          $10,674
 6/30/2005         $17,985          $10,690
 7/31/2005         $18,453          $11,087
 8/31/2005         $18,510          $10,986
 9/30/2005         $18,738          $11,075
10/31/2005         $18,190          $10,890
11/30/2005         $18,681          $11,301
12/31/2005         $18,987          $11,305

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                             12/31/05
--------------------------------------------
1-Year                                +7.15%
--------------------------------------------
5-Year                                +7.77%
--------------------------------------------
Since Inception (11/1/96)            +10.49%
--------------------------------------------

CLASS C (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                MUTUAL BEACON
  DATE         FUND - CLASS C   S&P 500 INDEX(5)
----------     --------------   ----------------
 11/1/1996         $10,000           $10,000
11/30/1996         $10,497           $10,755
12/31/1996         $10,645           $10,542
 1/31/1997         $11,000           $11,200
 2/28/1997         $11,221           $11,288
 3/31/1997         $11,057           $10,825
 4/30/1997         $11,123           $11,471
 5/31/1997         $11,566           $12,169
 6/30/1997         $11,894           $12,714
 7/31/1997         $12,537           $13,725
 8/31/1997         $12,403           $12,957
 9/30/1997         $13,004           $13,666
10/31/1997         $12,578           $13,210
11/30/1997         $12,745           $13,821
12/31/1997         $12,953           $14,058
 1/31/1998         $12,870           $14,213
 2/28/1998         $13,562           $15,238
 3/31/1998         $14,124           $16,018
 4/30/1998         $14,290           $16,179
 5/31/1998         $14,327           $15,901
 6/30/1998         $14,217           $16,546
 7/31/1998         $13,860           $16,371
 8/31/1998         $11,956           $14,006
 9/30/1998         $11,694           $14,904
10/31/1998         $12,378           $16,115
11/30/1998         $13,082           $17,091
12/31/1998         $13,134           $18,075
 1/31/1999         $13,355           $18,831
 2/28/1999         $13,184           $18,246
 3/31/1999         $13,789           $18,975
 4/30/1999         $14,866           $19,710
 5/31/1999         $14,997           $19,245
 6/30/1999         $15,397           $20,313
 7/31/1999         $15,059           $19,679
 8/31/1999         $14,505           $19,582
 9/30/1999         $14,115           $19,046
10/31/1999         $14,495           $20,251
11/30/1999         $14,833           $20,662
12/31/1999         $15,189           $21,878
 1/31/2000         $14,802           $20,779
 2/29/2000         $14,372           $20,386
 3/31/2000         $15,797           $22,379
 4/30/2000         $15,598           $21,706
 5/31/2000         $15,786           $21,262
 6/30/2000         $15,580           $21,786
 7/31/2000         $15,968           $21,446
 8/31/2000         $16,616           $22,777
 9/30/2000         $16,639           $21,575
10/31/2000         $16,910           $21,484
11/30/2000         $16,451           $19,791
12/31/2000         $17,196           $19,888
 1/31/2001         $18,296           $20,593
 2/28/2001         $18,180           $18,717
 3/31/2001         $17,636           $17,532
 4/30/2001         $18,348           $18,893
 5/31/2001         $18,957           $19,020
 6/30/2001         $19,076           $18,557
 7/31/2001         $19,182           $18,374
 8/31/2001         $18,759           $17,225
 9/30/2001         $17,106           $15,834
10/31/2001         $17,067           $16,137
11/30/2001         $17,662           $17,374
12/31/2001         $18,065           $17,526
 1/31/2002         $17,982           $17,271
 2/28/2002         $18,079           $16,938
 3/31/2002         $18,568           $17,575
 4/30/2002         $18,721           $16,510
 5/31/2002         $18,763           $16,388
 6/30/2002         $17,450           $15,221
 7/31/2002         $16,294           $14,035
 8/31/2002         $16,435           $14,127
 9/30/2002         $15,532           $12,593
10/31/2002         $15,729           $13,701
11/30/2002         $16,011           $14,506
12/31/2002         $15,899           $13,654
 1/31/2003         $15,729           $13,297
 2/28/2003         $15,360           $13,098
 3/31/2003         $15,388           $13,223
 4/30/2003         $16,381           $14,313
 5/31/2003         $17,246           $15,066
 6/30/2003         $17,537           $15,259
 7/31/2003         $17,722           $15,528
 8/31/2003         $18,208           $15,830
 9/30/2003         $18,165           $15,663
10/31/2003         $18,893           $16,548
11/30/2003         $19,550           $16,694
12/31/2003         $20,389           $17,569
 1/31/2004         $20,461           $17,891
 2/29/2004         $21,133           $18,140
 3/31/2004         $21,090           $17,866
 4/30/2004         $20,504           $17,586
 5/31/2004         $20,604           $17,827
 6/30/2004         $20,938           $18,173
 7/31/2004         $20,650           $17,572
 8/31/2004         $20,794           $17,643
 9/30/2004         $21,153           $17,833
10/31/2004         $21,412           $18,106
11/30/2004         $22,521           $18,838
12/31/2004         $23,119           $19,479
 1/31/2005         $22,621           $19,004
 2/28/2005         $23,324           $19,404
 3/31/2005         $23,148           $19,061
 4/30/2005         $22,943           $18,699
 5/31/2005         $23,397           $19,294
 6/30/2005         $23,679           $19,322
 7/31/2005         $24,285           $20,040
 8/31/2005         $24,374           $19,857
 9/30/2005         $24,670           $20,018
10/31/2005         $23,960           $19,684
11/30/2005         $24,581           $20,428
12/31/2005         $24,946           $20,435


12 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/05      VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------
Actual                                         $  1,000          $  1,061.60           $   4.83
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $  1,000          $  1,020.52           $   4.74
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                         $  1,000          $  1,058.90           $   6.59
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $  1,000          $  1,018.80           $   6.46
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                         $  1,000          $  1,055.70           $  10.00
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $  1,000          $  1,015.48           $   9.80
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                         $  1,000          $  1,055.70           $  10.00
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $  1,000          $  1,015.48           $   9.80
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class
      (Z: 0.93%; A: 1.27%; B: 1.93%; and C: 1.93%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
CLASS Z                                                     2005            2004            2003          2002           2001
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $      15.94     $     14.40     $     11.31   $     13.05    $     13.38
                                                    --------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................           0.31            0.30            0.19          0.23           0.21

   Net realized and unrealized gains (losses) ...           1.16            1.76            3.13         (1.66)          0.60
                                                    --------------------------------------------------------------------------
Total from investment operations ................           1.47            2.06            3.32         (1.43)          0.81
                                                    --------------------------------------------------------------------------
Less distributions from:

   Net investment income ........................          (0.30)          (0.37)          (0.23)        (0.20)         (0.20)

   Net realized gains ...........................          (1.59)          (0.15)             --         (0.11)         (0.94)
                                                    --------------------------------------------------------------------------
Total distributions .............................          (1.89)          (0.52)          (0.23)        (0.31)         (1.14)
                                                    --------------------------------------------------------------------------
Redemption fees .................................             --(c)           --(c)           --            --             --
                                                    --------------------------------------------------------------------------
Net asset value, end of year ....................   $      15.52     $     15.94     $     14.40   $     11.31    $     13.05
                                                    ==========================================================================

Total return ....................................           9.25%          14.52%          29.44%       (11.05)%         6.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  3,433,665     $ 3,359,389     $ 3,112,212   $ 2,572,002    $ 3,090,827
Ratios to average net assets:*
   Expenses(b) ..................................           0.89%           0.83%           0.86%         0.80%          0.79%
   Net investment income ........................           1.91%           1.99%           1.48%         1.88%          1.47%
Portfolio turnover rate .........................          35.36%          29.17%          49.61%        52.27%         55.25%
*Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .....................................           0.84%           0.82%           0.83%         0.79%          0.78%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


16 | See notes to financial statements. | Annual Report

Mutual Beacon Fund

                                                    --------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
CLASS A                                                     2005            2004            2003          2002           2001
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $      15.87     $     14.34     $     11.27   $     13.01    $     13.34
                                                    --------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .....................           0.26            0.25            0.14          0.19           0.16

   Net realized and unrealized gains (losses) ...           1.15            1.75            3.12         (1.66)          0.60
                                                    --------------------------------------------------------------------------
Total from investment operations ................           1.41            2.00            3.26         (1.47)          0.76
                                                    --------------------------------------------------------------------------
Less distributions from:

   Net investment income ........................          (0.25)          (0.32)          (0.19)        (0.16)         (0.15)

   Net realized gains ...........................          (1.59)          (0.15)             --         (0.11)         (0.94)
                                                    --------------------------------------------------------------------------
Total distributions .............................          (1.84)          (0.47)          (0.19)        (0.27)         (1.09)
                                                    --------------------------------------------------------------------------
Redemption fees .................................             --(d)           --(d)           --            --             --
                                                    --------------------------------------------------------------------------
Net asset value, end of year ....................   $      15.44     $     15.87     $     14.34   $     11.27    $     13.01
                                                    ==========================================================================

Total return(b) .................................           8.89%          14.13%          28.99%       (11.41)%         5.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  1,633,022     $ 1,462,133     $ 1,301,620   $   918,983    $   977,558
Ratios to average net assets:*
   Expenses(c) ..................................           1.22%           1.18%           1.21%         1.15%          1.14%

   Net investment income ........................           1.58%           1.64%           1.13%         1.53%          1.12%
Portfolio turnover rate .........................          35.36%          29.17%          49.61%        52.27%         55.25%
*Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .....................................           1.17%           1.17%           1.18%         1.14%          1.13%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.

                         Annual Report | See notes to financial statements. | 17

Mutual Beacon Fund

                                                       --------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
CLASS B                                                     2005          2004          2003        2002        2001
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $   15.54     $   14.06     $   11.07   $   12.80    $  13.18
                                                       --------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ........................        0.14          0.15          0.05        0.11        0.06

   Net realized and unrealized gains (losses) ......        1.14          1.71          3.06       (1.63)       0.60
                                                       --------------------------------------------------------------
Total from investment operations ...................        1.28          1.86          3.11       (1.52)       0.66
                                                       --------------------------------------------------------------
Less distributions from:

   Net investment income ...........................       (0.14)        (0.23)        (0.12)      (0.10)      (0.10)

   Net realized gains ..............................       (1.59)        (0.15)           --       (0.11)      (0.94)
                                                       --------------------------------------------------------------
Total distributions ................................       (1.73)        (0.38)        (0.12)      (0.21)      (1.04)
                                                       --------------------------------------------------------------
Redemption fees ....................................          --(d)         --(d)         --          --          --
                                                       --------------------------------------------------------------
Net asset value, end of year .......................   $   15.09     $   15.54     $   14.06   $   11.07    $  12.80
                                                       ==============================================================

Total return(b) ....................................        8.17%        13.32%        28.22%     (11.96)%      5.12%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $ 186,169     $ 186,840     $ 155,572   $ 100,405    $ 64,512
Ratios to average net assets:*
   Expenses(c) .....................................        1.89%         1.83%         1.86%       1.80%       1.79%
   Net investment income ...........................        0.91%         0.99%         0.48%       0.88%       0.44%
Portfolio turnover rate ............................       35.36%        29.17%        49.61%      52.27%      55.25%
*Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ........................................        1.84%         1.82%         1.83%       1.79%       1.78%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


18 | See notes to financial statements. | Annual Report

Mutual Beacon Fund

                                                       --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
CLASS C                                                     2005          2004          2003        2002        2001
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $   15.77     $   14.26     $   11.22   $   12.94    $  13.28
                                                       --------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ........................        0.15          0.14          0.06        0.11        0.07

   Net realized and unrealized gains (losses) ......        1.14          1.74          3.09       (1.64)       0.60
                                                       --------------------------------------------------------------
Total from investment operations ...................        1.29          1.88          3.15       (1.53)       0.67
                                                       --------------------------------------------------------------
Less distributions from:

   Net investment income ...........................       (0.14)        (0.23)        (0.11)      (0.08)      (0.07)

   Net realized gains ..............................       (1.59)        (0.14)           --       (0.11)      (0.94)
                                                       --------------------------------------------------------------
Total distributions ................................       (1.73)        (0.37)        (0.11)      (0.19)      (1.01)
                                                       --------------------------------------------------------------
Redemption fees ....................................          --(d)         --(d)         --          --          --
                                                       --------------------------------------------------------------
Net asset value, end of year .......................   $   15.33     $   15.77     $   14.26   $   11.22    $  12.94
                                                       ==============================================================

Total return(b) ....................................        8.12%        13.39%        28.24%     (11.99)%      5.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $ 697,400     $ 658,813     $ 579,825   $ 443,683    $482,080

Ratios to average net assets:*

   Expenses(c) .....................................        1.89%         1.83%         1.86%       1.79%       1.78%

   Net investment income ...........................        0.91%         0.99%         0.48%       0.89%       0.48%

Portfolio turnover rate ............................       35.36%        29.17%        49.61%      52.27%      55.25%

*Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ........................................        1.84%         1.82%         1.83%       1.78%       1.77%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

-------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS          VALUE
-------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS 86.1%
           AIRLINES 0.5%
        (a)ACE Aviation Holdings Inc. .............................        Canada                 828,902    $ 27,099,953
     (a),b)ACE Aviation Holdings Inc., A, 144A ....................        Canada                 101,565       3,320,545
        (a)ACE Aviation Holdings Inc., B ..........................        Canada                   1,670          54,397
    (a),(c)Air Canada Inc., Contingent Distribution ...............        Canada             288,242,292              --
                                                                                                             ------------
                                                                                                               30,474,895
                                                                                                             ------------
           AUTO COMPONENTS 0.0%(d)
    (a),(e)Lancer Industries Inc., B ..............................     United States                   1         764,320
                                                                                                             ------------
           BEVERAGES 4.6%
           Brown-Forman Corp., A ..................................     United States             308,260      21,867,964
           Brown-Forman Corp., B ..................................     United States             362,618      25,136,680
           Carlsberg AS, A ........................................        Denmark                 74,900       3,743,633
           Carlsberg AS, B ........................................        Denmark              1,296,233      69,518,550
           Coca-Cola Enterprises Inc. .............................     United States           2,972,225      56,977,553
           Diageo PLC .............................................     United Kingdom          3,705,621      53,712,201
           Pernod Ricard SA .......................................         France                252,985      44,145,754
                                                                                                             ------------
                                                                                                              275,102,335
                                                                                                             ------------
           CAPITAL MARKETS 0.6%
           Bear Stearns Cos. Inc. .................................     United States             286,002      33,041,811
                                                                                                             ------------
           CHEMICALS 0.6%
           Givaudan AG ............................................      Switzerland               55,850      37,856,841
           Koninklijke DSM NV .....................................      Netherlands               14,800         604,474
                                                                                                             ------------
                                                                                                               38,461,315
                                                                                                             ------------
           COMMERCIAL BANKS 7.3%
           Allied Irish Banks PLC .................................        Ireland              1,666,118      35,839,122
           Banca Intesa SpA .......................................         Italy              11,287,551      59,798,384
           Bank of Ireland ........................................        Ireland              1,870,698      29,454,524
           BNP Paribas SA .........................................         France                565,850      45,786,402
           Chinatrust Financial Holding Co. Ltd. ..................         Taiwan             57,832,000      45,805,431
           Danske Bank ............................................        Denmark              1,770,010      62,349,019
(a),(e),(f)FE Capital Holdings Ltd. ...............................         Japan                  13,981      19,922,914
           ForeningsSparbanken AB, A ..............................         Sweden              1,816,300      49,490,775
           Mitsubishi UFJ Financial Group Inc. ....................         Japan                   5,727      77,634,500
    (a),(e)NCB Warrant Holdings Ltd., A ...........................         Japan                  67,420      10,892,382
                                                                                                             ------------
                                                                                                              436,973,453
                                                                                                             ------------
           COMMERCIAL SERVICES & SUPPLIES 0.0%(d)
        (a)Comdisco Holding Co. Inc. ..............................     United States                 453           8,607
        (c)Comdisco Holding Co. Inc., Contingent Distribution .....     United States          54,914,113              --
    (a),(c)Safety Kleen Corp., Contingent Distribution ............     United States             630,000              --
                                                                                                             ------------
                                                                                                                    8,607
                                                                                                             ------------
           COMPUTERS & PERIPHERALS 0.5%
(a),(e),(f)DecisionOne Corp. ......................................     United States           1,142,353         814,498
        (a)Lexmark International Inc., A ..........................     United States             592,200      26,548,326
                                                                                                             ------------
                                                                                                               27,362,824
                                                                                                             ------------


20 | Annual Report

Mutual Beacon Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                          COUNTRY            CONTRACTS           VALUE
--------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           CONSUMER FINANCE 0.6%
           MBNA Corp. .............................................    United States            1,328,500    $  36,068,775
                                                                                                             -------------
           CONTAINERS & PACKAGING 1.3%
           Temple-Inland Inc. .....................................    United States            1,672,900       75,029,565
                                                                                                             -------------
           DIVERSIFIED FINANCIAL SERVICES 2.2%
           Fortis Group NV ........................................       Belgium               2,265,821       72,129,527
           Leucadia National Corp. ................................    United States            1,297,560       61,582,197
    (a),(c)Marconi Corp., Contingent Distribution .................    United Kingdom          42,651,300               --
                                                                                                             -------------
                                                                                                               133,711,724
                                                                                                             -------------
           DIVERSIFIED TELECOMMUNICATION SERVICES 4.1%
(a),(e),(g)AboveNet Inc. ..........................................    United States              439,477       10,531,363
(a),(c),(g)AboveNet Inc., Contingent Distribution .................    United States           61,502,000               --
(a),(e),(g)AboveNet Inc., wts., 9/08/08 ...........................    United States               14,770           59,080
(a),(e),(g)AboveNet Inc., wts., 9/08/10 ...........................    United States               17,376           13,901
           Chunghwa Telecom Co. Ltd., ADR .........................       Taiwan                  299,300        5,492,155
    (a),(c)Global Crossing Holdings Ltd., Contingent Distribution .    United States           60,632,757               --
           MCI Inc. ...............................................    United States            1,601,623       31,600,022
        (a)NTL Inc. ...............................................    United Kingdom           1,161,195       79,054,155
    (a),(c)Telewest Communications PLC, Contingent Distribution ...    United Kingdom          64,216,863               --
    (a),(c)Telewest Finance Ltd., Contingent Distribution .........    United Kingdom           7,240,000               --
        (a)Telewest Global Inc. ...................................    United Kingdom           3,785,613       90,173,302
           Verizon Communications Inc. ............................    United States              820,500       24,713,460
                                                                                                             -------------
                                                                                                               241,637,438
                                                                                                             -------------
           ELECTRIC UTILITIES 0.8%
           E.ON AG ................................................       Germany                 441,388       45,701,103
    (a),(b)Entegra/Union Power, 144A ..............................    United States              147,820               --
                                                                                                             -------------
                                                                                                                45,701,103
                                                                                                             -------------
           FOOD & STAPLES RETAILING 1.0%
           Albertson's Inc. .......................................    United States              787,600       16,815,260
           Carrefour SA ...........................................        France                 881,638       41,310,721
                                                                                                             -------------
                                                                                                                58,125,981
                                                                                                             -------------
           FOOD PRODUCTS 4.8%
           Cadbury Schweppes PLC ..................................    United Kingdom           4,497,511       42,518,895
        (f)Farmer Brothers Co. ....................................    United States            1,033,896       19,995,549
           Groupe Danone ..........................................        France                 640,200       66,884,744
           Nestle SA ..............................................     Switzerland               198,235       59,300,746
           Orkla ASA ..............................................        Norway               2,332,900       96,605,065
                                                                                                             -------------
                                                                                                               285,304,999
                                                                                                             -------------


                                                              Annual Report | 21

Mutual Beacon Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS/
                                                                           COUNTRY           CONTRACTS           VALUE
--------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
           Guidant Corp. ..........................................     United States             956,700    $  61,946,325
           Hillenbrand Industries Inc. ............................     United States           1,170,900       57,854,169
                                                                                                             -------------
                                                                                                               119,800,494
                                                                                                             -------------
           HEALTH CARE PROVIDERS & SERVICES 1.0%
        (a)Beverly Enterprises Inc. ...............................     United States           1,499,100       17,494,497
(a),(e),(g)Kindred Healthcare Inc. ................................     United States           1,364,570       33,393,757
(a),(e),(g)Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ......     United States                 657           10,116
(a),(e),(g)Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 .....     United States                 325               --
(a),(e),(g)Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .....     United States                 989               --
(a),(e),(g)Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .....     United States               4,380            3,162
(a),(e),(g)Kindred Healthcare Inc., wts., Series A, 4/20/06 .......     United States             121,432        2,348,738
(a),(e),(g)Kindred Healthcare Inc., wts., Series B, 4/20/06 .......     United States             303,580        4,989,337
           WellPoint Inc. .........................................     United States                  19            1,516
                                                                                                             -------------
                                                                                                                58,241,123
                                                                                                             -------------
           HOTELS, RESTAURANTS & LEISURE 0.3%
    (a),(f)FHC Delaware Inc. ......................................     United States             507,977        1,765,677
    (a),(c)Trump Atlantic, Contingent Distribution ................     United States          26,587,000        1,002,330
        (a)Trump Entertainment Resorts Inc. .......................     United States             890,620       17,928,181
                                                                                                             -------------
                                                                                                                20,696,188
                                                                                                             -------------
           INDUSTRIAL CONGLOMERATES 1.0%
           Tyco International Ltd. ................................     United States           2,115,600       61,056,216
                                                                                                             -------------
           INSURANCE 11.9%
        (a)Alleghany Corp. ........................................     United States             163,026       46,299,384
        (a)Berkshire Hathaway Inc., A .............................     United States                 741       65,667,420
        (a)Berkshire Hathaway Inc., B .............................     United States              38,925      114,264,337
           Hartford Financial Services Group Inc. .................     United States             741,800       63,713,202
           Irish Life & Permanent PLC .............................        Ireland              1,597,279       32,448,509
           Montpelier Re Holdings Ltd. ............................        Bermuda                388,350        7,339,815
           Old Republic International Corp. .......................     United States           2,225,245       58,434,934
    (a),(e)Olympus Re Holdings Ltd. ...............................        Bermuda                106,700        1,973,950
           Prudential Financial Inc. ..............................     United States             541,900       39,661,661
    (a),(e)Symetra Financial ......................................     United States             511,600       58,834,000
           White Mountains Insurance Group Inc. ...................     United States             389,021      217,287,680
                                                                                                             -------------
                                                                                                               705,924,892
                                                                                                             -------------
           LEISURE EQUIPMENT & PRODUCTS 0.8%
           Mattel Inc. ............................................     United States           3,049,400       48,241,508
                                                                                                             -------------
           MACHINERY 1.4%
        (a)Agco Corp. .............................................     United States           2,497,400       41,381,918
           Deere & Co. ............................................     United States             511,500       34,838,265
           Schindler Holding AG ...................................      Switzerland               23,838        9,453,547
                                                                                                             -------------
                                                                                                                85,673,730
                                                                                                             -------------


22 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                        COUNTRY           CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           MEDIA 8.6%
           Clear Channel Communications Inc. .....................   United States        1,788,300      $   56,242,035
        (a)Comcast Corp., A ......................................   United States        1,012,900          26,021,401
           E.W. Scripps Co., A ...................................   United States          146,750           7,046,935
           Hollinger International Inc. ..........................   United States          985,458           8,388,219
           Knight Ridder Inc. ....................................   United States          129,900           8,222,670
        (a)Liberty Media Corp., A ................................   United States        6,957,360          54,754,423
           News Corp., A .........................................   United States        9,347,100         145,347,405
        (e)Time Warner Inc. ......................................   United States        2,833,800          48,433,043
        (e)Time Warner Inc., Jan. 10.00 Calls, 1/21/06 ...........   United States           10,958           8,054,130
        (a)TVMAX Holdings Inc. ...................................   United States          133,855             133,855
           Viacom Inc., B ........................................   United States        1,702,100          55,488,460
           Washington Post Co., B ................................   United States          119,022          91,051,830
                                                                                                         --------------
                                                                                                            509,184,406
                                                                                                         --------------
           METALS & MINING 2.7%
           Anglo American PLC ....................................    South Africa        1,737,547          59,159,487
           Anglo American PLC, ADR ...............................    South Africa            1,200              41,736
        (a)Coeur d'Alene Mines Corp. .............................   United States          549,600           2,198,400
        (a)Goldcorp Inc., wts., 5/30/07 ..........................       Canada             930,257           3,881,738
           Newmont Mining Corp. ..................................   United States        1,145,600          61,175,040
           Placer Dome Inc. ......................................       Canada           1,128,993          25,857,174
    (a),(f)PMG LLC ...............................................   United States           48,890           4,204,554
        (a)Rio Narcea Gold Mines Ltd. ............................       Canada           1,213,700           1,670,756
                                                                                                         --------------
                                                                                                            158,188,885
                                                                                                         --------------
           MULTI-UTILITIES & UNREGULATED POWER 1.0%
           NorthWestern Corp. ....................................   United States          389,255          12,094,153
    (a),(c)NorthWestern Corp., Contingent Distribution ...........   United States       11,805,000           1,003,425
           Suez SA ...............................................       France           1,580,555          49,210,984
                                                                                                         --------------
                                                                                                             62,308,562
                                                                                                         --------------
           OIL, GAS & CONSUMABLE FUELS 3.8%
    (a),(f)Anchor Resources LLC ..................................   United States           69,184                  --
           BP PLC ................................................   United Kingdom       2,690,300          28,650,579
           BP PLC, ADR ...........................................   United Kingdom          26,100           1,676,142
           Burlington Resources Inc. .............................   United States          579,450          49,948,590
           Canadian Oil Sands Trust ..............................       Canada              44,900           4,867,418
    (a),(b)CNX Gas Corp., 144A ...................................   United States          443,000           9,192,250
           CONSOL Energy Inc. ....................................   United States          973,110          63,427,310
           Oil & Natural Gas Corp. Ltd. ..........................       India              392,114          10,239,234
           Pogo Producing Co. ....................................   United States          794,600          39,579,026
           Vintage Petroleum Inc. ................................   United States          353,060          18,828,690
                                                                                                         --------------
                                                                                                            226,409,239
                                                                                                         --------------
           PAPER & FOREST PRODUCTS 3.9%
           International Paper Co. ...............................   United States        1,520,500          51,104,005
           Weyerhaeuser Co. ......................................   United States        2,709,391         179,740,999
                                                                                                         --------------
                                                                                                            230,845,004
                                                                                                         --------------


                                                              Annual Report | 23

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                         COUNTRY          CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           PHARMACEUTICALS 2.0%
        (a)IVAX Corp. ............................................    United States         137,800      $    4,317,274
           Pfizer Inc. ...........................................    United States       1,505,700          35,112,924
           Sanofi-Aventis ........................................       France             391,320          34,281,550
           Valeant Pharmaceuticals International .................                           36,300             656,304
           Wyeth .................................................    United States       1,023,300          47,143,431
                                                                                                         --------------
                                                                                                            121,511,483
                                                                                                         --------------
           REAL ESTATE 2.7%
        (a)Alexander's Inc. ......................................    United States          38,800           9,525,400
           Canary Wharf Group PLC ................................   United Kingdom      10,069,634          41,578,323
           iStar Financial Inc. ..................................    United States       1,426,334          50,848,807
    (a),(e)Security Capital European Realty ......................     Luxembourg            20,244             147,123
           Shurgard Storage Centers Inc., A ......................    United States         113,400           6,430,914
           St. Joe Co. ...........................................    United States         482,598          32,440,238
           Ventas Inc. ...........................................    United States         608,900          19,496,978
                                                                                                         --------------
                                                                                                            160,467,783
                                                                                                         --------------
           ROAD & RAIL 1.3%
    (e),(f)Florida East Coast Industries Inc. ....................    United States       1,967,636          79,200,300
                                                                                                         --------------
           SOFTWARE 0.8%
           Microsoft Corp. .......................................    United States       1,778,800          46,515,620
                                                                                                         --------------
           TEXTILES APPAREL & LUXURY GOODS 0.2%
           Reebok International Ltd. .............................    United States         209,700          12,210,831
                                                                                                         --------------
           THRIFTS & MORTGAGE FINANCE 1.8%
           First Niagara Financial Group Inc. ....................    United States         427,550           6,186,648
           Hudson City Bancorp Inc. ..............................    United States       4,654,880          56,417,146
           Sovereign Bancorp Inc. ................................    United States       2,044,600          44,204,252
                                                                                                         --------------
                                                                                                            106,808,046
                                                                                                         --------------
           TOBACCO 10.0%
           Altadis SA ............................................       Spain            3,285,375         149,041,472
        (h)Altria Group Inc. .....................................    United States       1,297,959          96,983,496
           British American Tobacco PLC ..........................   United Kingdom       4,189,876          93,710,135
           British American Tobacco PLC, ADR .....................   United Kingdom          40,400           1,819,616
           Imperial Tobacco Group PLC ............................   United Kingdom       2,703,833          80,801,928
           KT&G Corp. ............................................     South Korea          835,850          37,374,732
        (b)KT&G Corp., GDR, 144A .................................     South Korea        1,579,000          34,738,000
        (h)Reynolds American Inc. ................................    United States       1,055,718         100,641,597
                                                                                                         --------------
                                                                                                            595,110,976
                                                                                                         --------------
           TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
              (COST $3,708,202,488) ..............................                                        5,126,164,431
                                                                                                         --------------
           PREFERRED STOCKS 1.0%
           DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(d)
           PTV Inc., 10.00%, pfd., A .............................   United Kingdom         114,246             239,916
                                                                                                         --------------
           ELECTRIC UTILITIES 0.0%(d)
        (a)Montana Power Co., 8.45%, pfd. ........................    United States          58,900             485,925
                                                                                                         --------------


24 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY           SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------
           PREFERRED STOCKS (CONTINUED)
           METALS & MINING 0.7%
(e),(f),(g)Esmark Inc., Series A, 10.00%, cvt. pfd. ..............    United States         28,644       $   30,037,244
           Falconbridge Ltd. .....................................       Canada            195,493            5,802,726
           Falconbridge Ltd., 6.00%, cvt. pfd., 1 ................       Canada             26,025              657,132
           Falconbridge Ltd., 6.25%, cvt. pfd., 2 ................       Canada             26,025              657,131
           Falconbridge Ltd., 6.50%, cvt. pfd., 3 ................       Canada             13,012              329,854
                                                                                                         --------------
                                                                                                             37,484,087
                                                                                                         --------------
           REAL ESTATE 0.3%
           iStar Financial Inc., 7.80%, pfd. .....................    United States        770,100           19,291,005
                                                                                                         --------------
           TOTAL PREFERRED STOCKS (COST $57,543,135) .............                                           57,500,933
                                                                                                         --------------

                                                                                      -------------------
                                                                                      PRINCIPAL AMOUNT(k)
                                                                                      -------------------
           CORPORATE BONDS & NOTES 1.9%
        (b)ACE Aviation Holdings Inc., cvt., 144A, 4.25%,
              6/01/35 ............................................       Canada           1,993,000 CAD       1,680,410
        (i)Collins & Aikman Products Co.,
              Revolver, FRN, 10.75%, 8/31/09 .....................    United States         453,400             439,798
              Tranche B1 Term Loan, FRN, 10.75%, 8/31/11 .........    United States       1,061,996           1,030,136
           Dana Corp.,
              5.85%, 1/15/15 .....................................    United States       5,055,000           3,614,325
              7.00%, 3/01/29 .....................................    United States         745,000             538,262
    (e),(f)DecisionOne Corp., 144A, 12.00%, 4/15/10 ..............    United States       1,240,025           1,240,025
           Entegra/Union Power,
              Term Loan A, 4.00%, 6/01/12 ........................    United States       7,530,458           6,476,194
              Term Loan B, 9.00%, 6/01/20 ........................    United States       7,251,552           6,236,335
           Eurotunnel PLC,
              Participating Loan Note, 1.00%, 4/30/40 ............   United Kingdom         858,000 GBP         140,234
           (i)Tier 2, FRN, 5.796%, 12/31/18 ......................   United Kingdom       7,592,095 GBP      11,102,546
           (i)Tier 3, FRN, 5.796%, 12/31/25 ......................   United Kingdom      28,404,485 GBP      22,968,193
           Eurotunnel SA,
              Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
                12/15/12 .........................................       France             605,300 EUR         680,755
           (i)Tier 2 (LIBOR), FRN, 3.393%, 12/31/18 ..............       France           1,880,987 EUR       1,892,785
           (i)Tier 2 (PIBOR), FRN, 3.393%, 12/31/18 ..............       France             832,034 EUR         837,253
           (i)Tier 3 (LIBOR), FRN, 3.393%, 12/31/25 ..............       France          20,347,101 EUR      11,321,320
           (i)Tier 3 (PIBOR), FRN, 3.393%, 12/31/25 ..............       France           1,048,320 EUR         583,295
        (i)Motor Coach Industries International Inc., FRN,
              17.406%, 12/01/08 ..................................    United States      28,727,281          27,290,917
           Trump Entertaiment Resorts Inc., 8.50%, 5/20/15 .......    United States      17,380,260          17,032,655
           TVMAX Holdings Inc., PIK,
              11.50%, 1/16/06 ....................................    United States         249,584             249,584
           (j)14.00%, 1/16/06 ....................................    United States         646,911             646,911
                                                                                                         --------------
           TOTAL CORPORATE BONDS & NOTES (COST $124,910,667) .....                                          116,001,933
                                                                                                         --------------


                                                              Annual Report | 25

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY     PRINCIPAL AMOUNT(k)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS & NOTES IN REORGANIZATION 1.3%
        (l)Adelphia Communications Corp.,
                9.25%, 10/01/02 ............................................    United States           3,244,000   $     1,816,640
                8.125%, 7/15/03 ............................................    United States             825,000           470,250
                7.50%, 1/15/04 .............................................    United States           2,160,000         1,231,200
                10.50%, 7/15/04 ............................................    United States           3,375,000         1,923,750
                9.875%, 3/01/05 ............................................    United States           1,304,000           740,020
                10.25%, 11/01/06 ...........................................    United States           5,565,000         3,116,400
                9.875%, 3/01/07 ............................................    United States             493,000           281,010
                8.375%, 2/01/08 ............................................    United States           4,959,000         2,826,630
                7.75%, 1/15/09 .............................................    United States          10,231,000         5,780,515
                7.875%, 5/01/09 ............................................    United States           4,398,000         2,440,890
                9.375%, 11/15/09 ...........................................    United States           4,390,000         2,590,100
                10.875%, 10/01/10 ..........................................    United States           4,080,000         2,305,200
                10.25%, 6/15/11 ............................................    United States           4,305,000         2,604,525
        (l)Armstrong World Industries Inc.,
                6.35%, 8/15/03 .............................................    United States           9,183,000         6,611,760
                6.50%, 8/15/05 .............................................    United States             723,000           513,330
                9.75%, 4/15/08 .............................................    United States           2,583,000         1,911,420
                7.45%, 5/15/29 .............................................    United States           1,519,000         1,124,060
                Revolver, 10/29/03 .........................................    United States           1,880,775         1,318,893
                Trade Claim ................................................    United States           5,042,800         3,511,050
        (l)Century Communications Corp.,
             (m)8.875%, 1/15/07 ............................................    United States             266,000           255,360
                8.75%, 10/01/07 ............................................    United States           2,620,000         2,462,800
                8.375%, 12/15/07 ...........................................    United States             500,000           480,000
                senior note, 9.50%, 3/01/05 ................................    United States             773,000           749,810
                Series B, zero cpn., 1/15/08 ...............................    United States           4,386,000         2,434,230
                zero cpn., 3/15/03 .........................................    United States           8,441,000         7,174,850
    (j),(l)Owens Corning, Revolver, 6/26/02 ................................    United States          16,720,570        23,408,798
        (l)Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .........    United States              50,000                25
                                                                                                                    ---------------
           TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
              (COST $76,555,782) ...........................................                                             80,083,516
                                                                                                                    ---------------
                                                                                                     ----------------
                                                                                                     SHARES/PRINCIPAL
                                                                                                         AMOUNT(k)
                                                                                                     ----------------
           COMPANIES IN LIQUIDATION 0.0%(d)
        (a)City Investing Co. Liquidating Trust ............................    United States             423,187            46,550
        (a)MBOP Liquidating Trust ..........................................    United States             205,135                27
        (a)United Cos. Financial Corp., Bank Claim .........................    United States             112,077                --
                                                                                                                    ---------------
           TOTAL COMPANIES IN LIQUIDATION (COST $--) .......................                                                 46,577
                                                                                                                    ---------------


26 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
       ISSUER                                                                      COUNTRY     PRINCIPAL AMOUNT(k)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           GOVERNMENT AGENCIES 8.1%
        (h)Federal Home Loan Bank, 2.125% - 3.60%, 1/03/06 - 1/26/07 .........  United States      448,310,000      $   443,226,593
           Federal Home Loan Mortgage Corp., 2.50%, 05/19/06 .................  United States       10,000,000            9,922,420
           Federal National Mortgage Association, 2.15% - 2.20%,
              12/18/06 - 12/29/06 ............................................  United States       20,000,000           19,515,700
        (n)U.S. Treasury Bills, 2/02/06 - 2/16/06 ............................  United States        8,000,000            7,967,123
                                                                                                                    ---------------
           TOTAL GOVERNMENT AGENCIES (COST $482,991,348) .....................                                          480,631,836
                                                                                                                    ---------------
           TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
              (COST $4,450,203,420) ..........................................                                        5,860,429,226
                                                                                                                    ---------------
           REPURCHASE AGREEMENTS 0.0%(d)
    (o),(p)Bank of America LLC, 4.32%, 1/03/06 (Maturity Value $44,026)
              Collateralized by U.S. Government Agency Securities,
              5.00% - 5.50%, 9/01/33 - 10/01/35 ..............................  United States           44,005               44,005
    (o),(p)Bear Stearns & Co. Inc., 4.25%, 1/03/06 (Maturity Value $47,028)
              Collateralized by U.S. Government Agency Securities,
              3.282% - 7.155%, 3/01/07 - 9/01/45 .............................  United States           47,006               47,006
    (o),(p)J.P. Morgan Securites, 4.31%, 1/03/06 (Maturity Value $48,029)
              Collateralized by U.S. Government Agency Securities,
              3.614% - 5.625%, 12/01/11 - 9/01/35 ............................  United States           48,006               48,006
    (o),(p)Merrill Lynch GSI, 4.25%, 1/03/06 (Maturity Value $60,035)
              Collateralized by U.S. Government Agency Securities,
              3.987% - 5.828%, 8/01/27 - 5/01/38 .............................  United States           60,007               60,007
    (o),(p)Morgan Stanley & Co. Inc., 4.31%, 1/03/06 (Maturity Value $62,014)
              Collateralized by U.S. Government Agency Securities,
              5.00%, 6/01/35 - 7/01/35 .......................................  United States           62,007               62,007
                                                                                                                    ---------------
           TOTAL REPURCHASE AGREEMENTS (COST $261,031) .......................                                              261,031
                                                                                                                    ---------------
           TOTAL INVESTMENTS (COST $4,450,464,451) 98.4% .....................                                        5,860,690,257
           OPTIONS WRITTEN 0.0%(d) ...........................................                                               (6,000)
           SECURITIES SOLD SHORT (1.8)% ......................................                                         (110,046,110)
           NET UNREALIZED GAIN ON FORWARD EXCHANGE
              CONTRACTS 0.6% .................................................                                           34,974,122
           OTHER ASSETS, LESS LIABILITIES 2.8% ...............................                                          164,643,538
                                                                                                                    ---------------
           NET ASSETS 100.0% .................................................                                      $ 5,950,255,807
                                                                                                                    ===============
                                                                                               ------------------
                                                                                                   CONTRACTS
                                                                                               ------------------
        (q)OPTIONS WRITTEN (PREMIUMS RECEIVED $25,199) 0.0%(d)
           PHARMACEUTICALS 0.0%(d)
           Pfizer Inc., Jan. 22.50 Puts, 1/21/06 .............................  United States              300      $         6,000
                                                                                                                    ---------------


                                                              Annual Report | 27

Mutual Beacon Fund


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY               SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        (r)SECURITIES SOLD SHORT 1.8%
           COMMERCIAL BANKS 0.5%
           Bank of America Corp. .............................................  United States             666,125   $    30,741,669
                                                                                                                    ---------------
           FOOD PRODUCTS 0.4%
           Kraft Foods Inc., A ...............................................  United States             776,718        21,856,844
                                                                                                                    ---------------
           HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
           Alcon Inc. ........................................................   Switzerland               63,100         8,177,760
                                                                                                                    ---------------
           HEALTH CARE PROVIDERS & SERVICES 0.0%(d)
           UnitedHealth Group Inc. ...........................................  United States                 130             8,078
                                                                                                                    ---------------
           METALS & MINING 0.1%
           Inco Ltd. .........................................................      Canada                102,352         4,447,024
                                                                                                                    ---------------
           OIL, GAS & CONSUMABLE FUELS 0.6%
           ConocoPhillips ....................................................  United States             418,010        24,319,822
           Occidental Petroleum Corp. ........................................  United States             148,200        11,838,216
                                                                                                                    ---------------
                                                                                                                         36,158,038
                                                                                                                    ---------------
           PHARMACEUTICALS 0.0%(d)
           Teva Pharmaceutical Industries Ltd., ADR ..........................      Israel                 58,400         2,511,784
                                                                                                                    ---------------
           REAL ESTATE 0.1%
           Public Storage Inc. ...............................................  United States              90,740         6,144,913
                                                                                                                    ---------------
           TOTAL SECURITIES SOLD SHORT (PROCEEDS $112,788,699) ...............                                      $   110,046,110
                                                                                                                    ---------------


28 | Annual Report

Mutual Beacon Fund

CURRENCY ABBREVIATIONS

CAD      - Canadian Dollar
EUR      - Euro
GBP      - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR      - American Depository Receipt
FRN      - Floating Rate Note
GDR      - Global Depository Receipt
LIBOR    - London InterBank Offered Rate
PIBOR    - Paris InterBank Offered Rate
PIK      - Payment In Kind

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $48,931,205, representing 0.82% of net assets.

(c) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)   Rounds to less than 0.05% of net assets.

(e)   See Note 11 regarding restricted and illiquid securities.

(f)   See Note 13 regarding holdings of 5% voting securities.

(g)   See Note 14 regarding other considerations.

(h) See Note 1(g) regarding securities segregated with broker for securities sold short.

(i)   The coupon rate shown represents the rate at period end.

(j)   See Note 12 regarding unfunded loan commitments.

(k)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(l)   See Note 10 regarding defaulted securities.

(m)   A portion or all of the security is on loan as of December 31, 2005. See
      Note 1(i).

(n)   The security is traded on a discount basis with no stated coupon rate.

(o)   See Note 1(c) regarding repurchase agreements.

(p)   Investment from cash collateral received for loaned securities. See Note
      1(i).

(q)   See Note 1(f) regarding written options.

(r)   See Note 1(g) regarding securities sold short.


                         Annual Report | See notes to financial statements. | 29

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $  4,346,258,584
      Cost - Controlled affiliates issuers (Note 13) ...........................          3,422,311
      Cost - Non-controlled affiliated issuers (Note 13) .......................        100,522,525
      Cost - Repurchase agreements .............................................            261,031
                                                                                   ================
      Total cost of investments ................................................   $  4,450,464,451
                                                                                   ================
      Value - Unaffiliated issuers (includes securities segregated
         with broker for securities sold short in the amount of $124,535,400) ..   $  5,703,248,465
      Value - Controlled affiliated issuers (Note 13) ..........................          4,204,554
      Value - Non-controlled affiliated issuers (Note 13) ......................        152,976,207
      Value - Repurchase agreements ............................................            261,031
                                                                                   ================
      Total value of investments ...............................................      5,860,690,257
   Cash ........................................................................            538,867
   Foreign currency, at value (cost $39,285,820) ...............................         38,800,201
   Receivables:
      Investment securities sold ...............................................         24,630,771
      Capital shares sold ......................................................          5,442,522
      Dividends and interest ...................................................         10,822,952
   Unrealized gain on forward exchange contracts (Note 8) ......................         43,164,573
   Unrealized gain on unfunded loan commitments (Note 12) ......................            709,701
   Cash on deposits with brokers for securities sold short .....................        122,184,369
   Due from broker - synthetic equity swaps ....................................          7,671,251
                                                                                   ----------------
         Total assets ..........................................................      6,114,655,464
                                                                                   ----------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................         28,119,036
      Capital shares redeemed ..................................................         10,155,723
      Affiliates ...............................................................          6,680,906
   Options written, at value (premiums received $25,199) .......................              6,000
   Securities sold short, at value (proceeds $112,788,699) .....................        110,046,110
   Payable upon return of securities loaned ....................................            261,031
   Unrealized loss on forward exchange contracts (Note 8) ......................          8,190,451
   Accrued expenses and other liabilities ......................................            940,400
                                                                                   ----------------
         Total liabilities .....................................................        164,399,657
                                                                                   ----------------
            Net assets, at value ...............................................   $  5,950,255,807
                                                                                   ================
Net assets consist of:
   Paid-in capital .............................................................   $  4,365,102,108
   Undistributed net investment income .........................................          4,564,461
   Net unrealized appreciation (depreciation) ..................................      1,449,095,256
   Accumulated net realized gain (loss) ........................................        131,493,982
                                                                                   ----------------
            Net assets, at value ...............................................   $  5,950,255,807
                                                                                   ================


30 | See notes to financial statements. | Annual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
   Net assets, at value ........................................................   $  3,433,665,052
                                                                                   ================
   Shares outstanding ..........................................................        221,282,669
                                                                                   ================
   Net asset value and maximum offering price per share(a) .....................   $          15.52
                                                                                   ================
CLASS A:
   Net assets, at value ........................................................   $  1,633,021,745
                                                                                   ================
   Shares outstanding ..........................................................        105,752,574
                                                                                   ================
   Net asset value per share(a) ................................................   $          15.44
                                                                                   ================
   Maximum offering price per share (net asset value per share / 94.25%) .......   $          16.38
                                                                                   ================
CLASS B:
   Net assets, at value ........................................................   $    186,168,554
                                                                                   ================
   Shares outstanding ..........................................................         12,341,125
                                                                                   ================
   Net asset value and maximum offering price per share(a) .....................   $          15.09
                                                                                   ================
CLASS C:
   Net assets, at value ........................................................   $    697,400,456
                                                                                   ================
   Shares outstanding ..........................................................         45,506,651
                                                                                   ================
   Net asset value and maximum offering price per share(a) .....................   $          15.33
                                                                                   ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 31

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
   Dividends (net of foreign taxes of $3,706,051)
      Unaffiliated issuers .....................................................   $    120,985,125
      Non-controlled affiliated issuers (Note 13) ..............................          1,919,625
   Interest
      Unaffiliated issuers .....................................................         37,274,351
      Non-controlled affiliated issuers (Note 13) ..............................            118,558
   Income from securities loaned - net .........................................              8,300
   Other income (Note 15) ......................................................            289,755
                                                                                   ----------------
          Total investment income ..............................................        160,595,714
                                                                                   ----------------
   Expenses:
   Management fees (Note 3a) ...................................................         34,249,367
   Administrative fees (Note 3b) ...............................................          4,415,575
   Distribution fees (Note 3c)
      Class A ..................................................................          5,087,936
      Class B ..................................................................          1,849,594
      Class C ..................................................................          6,714,359
   Transfer agent fees (Note 3e) ...............................................          5,968,700
   Custodian fees (Note 4) .....................................................            516,600
   Reports to shareholders .....................................................            403,100
   Registration and filing fees ................................................            393,104
   Professional fees ...........................................................          1,808,561
   Directors' fees and expenses ................................................            152,300
   Dividends on securities sold short ..........................................          2,651,538
   Other .......................................................................            404,874
                                                                                   ----------------
          Total expenses .......................................................         64,615,608
          Expense reductions (Note 4) ..........................................            (41,094)
                                                                                   ----------------
            Net expenses .......................................................         64,574,514
                                                                                   ----------------
               Net investment income ...........................................         96,021,200
                                                                                   ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ..................................................        602,197,318
         Non-controlled affiliated issuers (Note 13) ...........................         12,634,531
      Written options ..........................................................            396,640
      Foreign currency transactions ............................................         12,146,932
      Securities sold short ....................................................         (1,896,827)
                                                                                   ----------------
            Net realized gain (loss) ...........................................        625,478,594
                                                                                   ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................       (308,930,486)
      Translation of assets and liabilities denominated in foreign currencies ..         87,593,570
                                                                                   ----------------
            Net change in unrealized appreciation (depreciation) ...............       (221,336,916)
                                                                                   ----------------
   Net realized and unrealized gain (loss) .....................................        404,141,678
                                                                                   ----------------
   Net increase (decrease) in net assets resulting from operations .............   $    500,162,878
                                                                                   ================


32 | See notes to financial statements. | Annual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ---------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                ---------------------------------
                                                                                                      2005             2004
                                                                                                ---------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................................................................   $    96,021,200   $   92,816,059
   Net realized gain (loss) from investments, written options, securities sold short,
       and foreign currency transactions ....................................................       625,478,594      232,630,254
   Net change in unrealized appreciation (depreciation) on investments and translation of
       assets and liabilities denominated in foreign currencies .............................      (221,336,916)     387,316,410
                                                                                                ---------------------------------
          Net increase (decrease) in net assets resulting from operations ...................       500,162,878      712,762,723
                                                                                                =================================
 Distributions to shareholders from:

   Net investment income:
     Class Z ................................................................................       (60,342,727)     (77,913,804)
     Class A ................................................................................       (23,520,169)     (29,186,869)
     Class B ................................................................................        (1,530,106)      (2,726,902)
     Class C ................................................................................        (5,682,282)      (9,336,828)
   Net realized gains:
     Class Z ................................................................................      (321,411,244)     (30,107,862)
     Class A ................................................................................      (152,696,307)     (13,165,077)
     Class B ................................................................................       (18,000,266)      (1,717,371)
     Class C ................................................................................       (66,098,869)      (5,979,789)
                                                                                                ---------------------------------
 Total distributions to shareholders ........................................................      (649,281,970)    (170,134,502)
                                                                                                ---------------------------------
 Capital share transactions: (Note 2)
     Class Z ................................................................................       155,432,764      (76,914,860)
     Class A ................................................................................       215,432,427       21,294,207
     Class B ................................................................................         4,237,354       13,963,459
     Class C ................................................................................        57,084,985       16,973,359
                                                                                                ---------------------------------
 Total capital share transactions ...........................................................       432,187,530      (24,683,835)
                                                                                                ---------------------------------

 Redemption fees ............................................................................            11,659            2,731
                                                                                                ---------------------------------
      Net increase (decrease) in net assets .................................................       283,080,097      517,947,117
Net assets
 Beginning of year ..........................................................................     5,667,175,710    5,149,228,593
                                                                                                ---------------------------------
 End of year ................................................................................   $ 5,950,255,807   $5,667,175,710
                                                                                                =================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year ................................................................................   $     4,564,461   $  (12,838,004)
                                                                                                =================================


                         Annual Report | See notes to financial statements. | 33

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


34 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.


                                                              Annual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


36 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                              Annual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


38 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were 1.55 billion shares authorized ($0.001 par value) of which 750 million shares were designated as Class Z, 300 million shares as Class A, 200 million shares as Class B and 300 million shares as Class
C. Transactions in the Fund's shares were as follows:

                                         ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                      2005                                 2004
                                         ---------------------------------------------------------------------
                                            SHARES           AMOUNT               SHARES           AMOUNT
                                         ---------------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ........................    9,627,199    $   157,823,087          9,311,423    $   138,383,364
   Shares issued in reinvestment
      of distributions ................   22,556,761        353,149,844          6,402,049         98,844,650
   Shares redeemed ....................  (21,717,045)      (355,540,167)       (21,085,193)      (314,142,874)
                                         ---------------------------------------------------------------------
   Net increase (decrease) ............   10,466,915    $   155,432,764         (5,371,721)   $   (76,914,860)
                                         =====================================================================
CLASS A SHARES:
   Shares sold ........................   20,638,795    $   336,110,441         17,626,495    $   260,036,176
   Shares issued in reinvestment
      of distributions ................   10,784,005        167,935,388          2,612,744         40,150,928
   Shares redeemed ....................  (17,798,261)      (288,613,402)       (18,863,471)      (278,892,897)
                                         ---------------------------------------------------------------------
   Net increase (decrease) ............   13,624,539    $   215,432,427          1,375,768    $    21,294,207
                                         =====================================================================



                                                              Annual Report | 39

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                         ---------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      2005                                 sc2004
                                         ---------------------------------------------------------------------
                                            SHARES           AMOUNT               SHARES            AMOUNT
                                         ---------------------------------------------------------------------
CLASS B SHARES:
   Shares sold ........................      441,856    $     6,909,193          1,843,917    $    26,599,867
   Shares issued in reinvestment of
      distributions ...................    1,187,718         18,082,957            273,719          4,112,587
   Shares redeemed ....................   (1,309,590)       (20,754,796)        (1,158,155)       (16,748,995)
                                         ---------------------------------------------------------------------
   Net increase (decrease) ............      319,984    $     4,237,354            959,481    $    13,963,459
                                         =====================================================================
CLASS C SHARES:
   Shares sold ........................    5,683,466    $    91,278,462          6,114,281    $    89,688,362
   Shares issued in reinvestment of
      distributions ...................    4,219,758         65,245,399            908,460         13,841,462
   Shares redeemed ....................   (6,181,561)       (99,438,876)        (5,908,416)       (86,556,465)
                                         ---------------------------------------------------------------------
   Net increase (decrease) ............    3,721,663    $    57,084,985          1,114,325    $    16,973,359
                                         =====================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion


40 | Annual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .............................................................     1.00%
Class C .............................................................     1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received(a) ........................................  $853,183
Contingent deferred sales charges retained ..........................  $298,601

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $5,968,700, of which $3,734,685 was retained by Investor Services.


                                                              Annual Report | 41

Mutual Beacon Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of defaulted securities, wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................................  $ 4,467,981,560
                                                                ===============

Unrealized appreciation ......................................  $ 1,539,612,177
Unrealized depreciation ......................................     (146,903,480)
                                                                ---------------
Net unrealized appreciation (depreciation) ...................  $ 1,392,708,697
                                                                ===============

Undistributed ordinary income ................................  $    17,803,197
Undistributed long term capital gains ........................      157,258,364
                                                                ---------------
Distributable earnings .......................................  $   175,061,561
                                                                ===============

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

                                                    ---------------------------
                                                        2005           2004
                                                    ---------------------------
Distributions paid from:
   Ordinary income ...............................  $127,255,911   $119,164,403
   Long term capital gain ........................   522,026,059     50,970,099
                                                    ---------------------------
                                                    $649,281,970   $170,134,502
                                                    ---------------------------


42 | Annual Report

Mutual Beacon Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $2,502,297,864 and $1,825,823,484, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

                                                    ---------------------------
                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
                                                    ---------------------------
Options outstanding at
   December 31, 2004 .............................           943   $    113,289
Options written ..................................        10,641        756,897
Options expired ..................................        (3,383)      (259,156)
Options exercised ................................          (687)       (99,520)
Options closed ...................................        (7,214)      (486,311)
                                                    ---------------------------
Options outstanding at
   December 31, 2005 .............................           300   $     25,199
                                                    ===========================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------------------
                                                      NUMBER OF      NOTIONAL    UNREALIZED
CONTRACTS TO BUY                                      CONTRACTS       VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------------------
Christian Dior SA (46.76 - 54.99 EUR) ............        72,087   $ 6,409,049   $ 2,236,839
02 PLC (1.95 - 1.97 GBP) .........................    12,449,912    42,410,512       403,930
                                                                                 -----------
Total contracts to buy ...........................                                 2,640,769
                                                                                 -----------

--------------------------------------------------------------------------------------------
                                                      NUMBER OF      NOTIONAL    UNREALIZED
CONTRACTS TO SELL                                     CONTRACTS       VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
   (54.61 - 61.76 EUR) ...........................        71,930   $ 6,390,833   $(1,365,226)
                                                                                 -----------
Total contracts to sell ..........................                                (1,365,226)
                                                                                 ===========
Net unrealized gain (loss) .......................                               $ 1,275,543
                                                                                 ===========


                                                              Annual Report | 43

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund has outstanding forward exchange contracts as set out below.

--------------------------------------------------------------------------------------------
                                                       CONTRACT    SETTLEMENT   UNREALIZED
CONTRACTS TO BUY                                       AMOUNT(a)      DATE      GAIN (LOSS)
--------------------------------------------------------------------------------------------
    93,475,264  Canadian Dollar ..................    79,377,056     1/23/06   $   1,104,050
                                                                               -------------

--------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                     AMOUNT(a)      DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------
     6,750,000  Euro .............................     8,003,003     1/17/06    $      3,860
    57,475,000  Euro .............................    70,905,231     1/23/06       2,770,834
    34,960,448  Swiss Franc ......................    28,050,000     2/02/06       1,344,580
    24,425,000  British Pound ....................    44,042,141     2/15/06       2,025,583
     9,638,443  Canadian Dollar ..................     8,342,036     2/15/06          37,909
    33,800,000  Euro .............................    41,028,433     2/27/06         883,305
    67,088,438  Norwegian Krone ..................     9,983,398     3/06/06           7,096
    47,423,155  Euro .............................    56,531,659     3/15/06         201,861
   340,107,678  Swedish Krona ....................    43,535,087     3/15/06         495,741
   791,797,067  Danish Krone .....................   140,963,688     3/17/06      14,790,808
    14,025,000  British Pound ....................    25,261,830     3/21/06       1,133,481
    26,900,000  British Pound ....................    47,361,156     4/04/06       1,078,770
    39,461,542  Euro .............................    50,549,924     4/25/06       3,527,914
    31,500,000  British Pound ....................    54,895,050     5/15/06         673,674
    60,010,000  Euro .............................    74,901,063     5/23/06       3,279,876
   221,114,000  Taiwan Dollar ....................     6,775,000     5/30/06          39,152
    14,395,040  Norwegian Krone ..................     2,200,000     6/06/06          48,211
     4,440,813  Swiss Franc ......................     3,450,660     6/06/06          19,929
    13,750,000  Euro .............................    16,698,519     6/15/06         266,580
 3,468,632,983  Japanese Yen .....................    31,674,734     6/28/06       1,602,923
     8,400,000  Euro .............................    10,063,305     7/17/06           7,160
    37,754,299  British Pound ....................    65,892,215     8/14/06         830,793
    38,615,000  Euro .............................    48,172,935     8/23/06       1,852,203
    45,557,500  British Pound ....................    79,293,331     9/08/06         757,236
    45,540,000  Euro .............................    57,703,342     9/13/06       3,013,667
    51,755,687  Euro .............................    63,472,392    10/18/06       1,205,825
                                                                                ------------
                                                                                  41,898,971
                                                                                ------------
    Net unrealized gain on offsetting forward
       exchange contracts ........................                                   161,552
                                                                                ------------
    Unrealized gain on forward exchange
       contracts .................................                              $ 43,164,573
                                                                                ============

--------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                      AMOUNT(a)      DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------
     7,737,588  Canadian Dollar ..................     6,632,199    1/23/06     $     (4,133)
     9,333,491  Danish Krone .....................     1,511,207    3/17/06          (23,915)
                                                                                ------------
                                                                                $    (28,048)
                                                                                ------------


44 | Annual Report

Mutual Beacon Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------
                                                     CONTRACT      SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                    AMOUNT(a)       DATE        GAIN (LOSS)
--------------------------------------------------------------------------------------------
 5,762,585,000  Korean Won .......................     5,605,000    1/18/06     $   (115,766)
   155,705,240  Canadian Dollar ..................   127,984,559    1/23/06       (6,075,827)
   150,849,105  Norwegian Krone ..................    22,381,173    2/06/06          (16,017)
    12,138,917  Canadian Dollar ..................    10,214,110    2/15/06         (244,333)
   130,000,000  Norwegian Krone ..................    19,309,607    3/06/06          (21,880)
    20,000,000  Euro .............................    23,564,000    3/15/06         (212,231)
29,637,312,600  Korean Won .......................    28,676,800    3/22/06         (767,846)
   463,668,185  Taiwan Dollar ....................    14,023,576    5/30/06         (101,257)
   140,000,000  Norwegian Krone ..................    20,879,940    6/06/06          (47,442)
    48,121,515  Swiss Franc ......................    37,117,336    6/06/06          (78,460)
    31,789,484  Euro .............................    37,904,497    6/15/06          (85,529)
   789,243,900  Japanese Yen .....................     6,820,000    6/28/06          (22,463)
    42,326,483  Euro .............................    50,298,224    7/17/06         (373,352)
                                                                                ------------
                                                                                  (8,162,403)
                                                                                ------------
   Unrealized loss on forward exchange
      contracts .................................                                 (8,190,451)
                                                                                ------------
   Net unrealized gain on forward exchange
      contracts ..................................                              $ 34,974,122
                                                                                ============

(a)   In U.S. Dollar unless otherwise indicated.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $80,083,516, representing 1.35% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


                                                              Annual Report | 45

Mutual Beacon Fund

11. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, CONTRACTS                                                      ACQUISITION
  AND WARRANTS                        ISSUER                               DATE          COST            VALUE
-----------------------------------------------------------------------------------------------------------------
      439,477        AboveNet Inc. .................................      10/02/01   $ 20,497,153   $  10,531,363
       14,770        AboveNet Inc., wts., 9/08/08 ..................      10/02/01      1,836,931          59,080
       17,376        AboveNet Inc., wts., 9/08/10 ..................      10/02/01      1,972,095          13,901
    1,142,353        DecisionOne Corp. .............................       3/12/99        793,798         814,498
    1,240,025        DecisionOne Corp., 144A, 12.00%,
                        4/15/10 ....................................       3/12/99      4,346,610       1,240,025
       28,644        Esmark Inc., Series A, 10.00%, cvt. pfd .......      11/08/04     28,644,000      30,037,244
       13,981        FE Capital Holdings Ltd. ......................       8/29/03             --      19,922,914
    1,967,636        Florida East Coast Industries Inc. ............       1/17/86     46,735,956      79,200,300
    1,364,570        Kindred Healthcare Inc. .......................       4/28/99     14,230,143      33,393,757
          657        Kindred Healthcare Inc., Jan. 9.07 Calls,
                        1/01/13 ....................................        1/1/04             --          10,116
          325        Kindred Healthcare Inc., Jan. 25.99 Calls,
                        1/01/14 ....................................        1/4/05             --              --
          989        Kindred Healthcare Inc., Jan. 26.00 Calls,
                        1/01/12 ....................................       1/13/03             --              --
        4,380        Kindred Healthcare Inc., Jul. 23.75 Calls,
                        7/17/11 ....................................       7/17/02             --           3,162
      121,432        Kindred Healthcare Inc., wts., Series A,
                        4/20/06 ....................................       4/24/01      1,092,889       2,348,738
      303,580        Kindred Healthcare Inc., wts., Series B,
                        4/20/06 ....................................       4/24/01      2,428,643       4,989,337
            1        Lancer Industries Inc., B .....................       8/11/89             --         764,320
       67,420        NCB Warrant Holdings Ltd., A ..................      12/16/05             --      10,892,382
      106,700        Olympus Re Holdings Ltd. ......................      12/19/01     10,670,000       1,973,950
       20,244        Security Capital European Realty ..............       4/08/98      1,108,993         147,123
      511,600        Symetra Financial .............................       7/27/04     51,160,000      58,834,000
    2,833,800        Time Warner Inc. ..............................       8/02/05     48,945,601      48,433,043
       10,958        Time Warner Inc., Jan 10.00 Calls,
                        1/21/06 ....................................       8/17/05      9,179,627       8,054,130
                        TOTAL RESTRICTED AND ILLIQUID
                           SECURITIES (5.24% of Net Assets) ........                                $ 311,663,383
                                                                                                    =============


46 | Annual Report

Mutual Beacon Fund

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At December 31, 2005, unfunded commitments were as follows:

------------------------------------------------------------------------------------------
BORROWER                                                               UNFUNDED COMMITMENT
------------------------------------------------------------------------------------------
Entegra/Union Power, LOC Facility, FRN, 6/01/12 ....................           $ 2,081,545
Entegra/Union Power, Working Capital Facility, FRN, 6/01/12 ........               312,232
Mirant Corp., 4 Year Revolver, 7/17/05 .............................               297,276
Owens Corning, Revolver, 6/26/02 ...................................               955,030
TVMAX Holdings Inc., PIK, 14.00%, 1/16/06 ..........................                    31
                                                                               -----------
                                                                               $ 3,646,114
                                                                               ===========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2005 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF                                 NUMBER OF
                                  SHARES/                                   SHARES/
                             PRINCIPAL AMOUNT                          PRINCIPAL AMOUNT      VALUE                       REALIZED
                            HELD AT BEGINNING    GROSS      GROSS         HELD AT END        AT END       INVESTMENT     CAPITAL
NAME OF ISSUER                   OF YEAR       ADDITIONS  REDUCTIONS       OF YEAR          OF YEAR     INCOME (LOSS)  GAINS (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES(A)
  PMG, LLC ................         48,890            --          --         48,890      $   4,204,554  $          --  $         --
                                                                                         ------------------------------------------
NON-CONTROLLED
  AFFILIATES
Anchor Resources LLC ......         69,184            --          --         69,184      $          --  $          --  $         --
Anchor Resources LLC,
  12.00%, 12/17/2006 ......         32,368            --      32,368             --                 --          3,874            --
DecisionOne Corp. .........        278,121       864,232          --      1,142,353            814,498             --            --
DecisionOne Corp., 144A,
  12.00%, 4/15/10 .........             --     1,441,175     201,150      1,240,025          1,240,025        114,684      (802,217)
Esmark Inc., Series A,
  10.00% cvt. pfd. ........         19,151         9,493          --         28,644         30,037,244      2,801,797           --
Farmer Brothers Co. .......      1,033,896            --          --      1,033,896         19,995,549        418,728           --
FE Capital Holdings Ltd. ..         13,981            --          --         13,981         19,922,914     (1,753,456)   15,440,621
FHC Delaware Inc. .........        507,977            --          --        507,977          1,765,677             --            --
Florida East Coast
  Industries Inc. .........      1,967,636            --          --      1,967,636         79,200,300        452,556            --
Nippon Investment, LLC ....     10,862,000            --   10,862,00             --                 --             --    (2,003,873)
                                                                                         ------------------------------------------
TOTAL NON-CONTROLLED
  AFFILIATES ..............                                                              $ 152,976,207  $   2,038,183  $ 12,634,531
                                                                                         ------------------------------------------
TOTAL AFFILIATED
   SECURITIES
   (2.64% of Net Assets) ..                                                              $ 157,180,761  $   2,038,183  $ 12,634,531
                                                                                         ==========================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.


                                                             Annual Report  | 47

Mutual Beacon Fund

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


48 | Annual Report

Mutual Beacon Fund

15. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 49

Mutual Beacon Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL BEACON FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006


50 | Annual Report

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than $634,603,162 as a capital gain dividends for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $96,850,147 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $30,077,560 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $44,302,035 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 41.15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.


                                                              Annual Report | 51

Mutual Beacon Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D.          Director        Since 1987         7                          Director, A.T.D. Inc.(financial
(1941)                                                                                         technology and investment company).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM Corporation
101 John F. Kennedy Parkway                                                                    (Sallie Mae) and Allied Capital
Short Hills, NJ 07078-2789                                                                     Corporation (financial services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                    Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                     International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Director        Since 1996         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President,
F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     13                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c., and ARC Wireless Solutions,
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Inc.
                                                 Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         14                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)         Director        Since 2002         7                          Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                    (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                        Inc. (pharmaceuticals).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice President  Since 2005        Not Applicable              Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President, and  Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice            Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 President -
Rockefeller Center               AML
New York, NY 10020-2302          Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since December     Not Applicable             Not Applicable
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


56 | Annual Report

Mutual Beacon Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 57

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

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 A2005 02/06




 MUTUAL DISCOVERY FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               GLOBAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL DISCOVERY FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            THANK YOU FOR YOUR CONTINUED PARTICIPATION

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ......................................................   1

ANNUAL REPORT

Mutual Discovery Fund ...................................................   4

Performance Summary .....................................................  10

Your Fund's Expenses ....................................................  15

Financial Highlights and Statement of Investments .......................  17

Financial Statements ....................................................  33

Notes to Financial Statements ...........................................  37

Report of Independent Registered Public Accounting Firm .................  53

Tax Designation .........................................................  54

Board Members and  Officers .............................................  58

Shareholder Information .................................................  63

--------------------------------------------------------------------------------


ANNUAL REPORT

MUTUAL DISCOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a +15.70% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned +4.91% and +10.02% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid pace during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.(2) This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI All Country (AC) World ex US Index was +17.11% in U.S. dollar terms.(3) By comparison the total return for the MSCI USA Index was +5.72%.(4) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.(4) However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.(4) In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).(4) At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S                                                 29.4%

U.K                                                 10.8%

France                                               8.4%

South Korea                                          5.1%

Canada                                               4.4%

Hong Kong                                            3.4%

Switzerland                                          3.3%

Norway                                               3.1%

Japan                                                2.9%

Netherlands                                          2.7%

Ireland                                              2.3%

Spain                                                2.0%

Denmark                                              1.7%

Germany                                              1.6%

South Africa                                         1.5%

India                                                1.2%

Other                                                5.7%

Short-Term Investments & Other Net Assets           10.5%

(2)   Source: New York Mercantile Exchange.

(3) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

(4) Source: Standard & Poor's Micropal. Individual country market returns are measured by MSCI country-specific indexes. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/05

-----------------------------------------------
                                    % OF TOTAL
                                    NET ASSETS
-----------------------------------------------
Tobacco                                   11.6%
-----------------------------------------------
Food Products                              7.8%
-----------------------------------------------
Insurance                                  7.6%
-----------------------------------------------
Commercial Banks                           7.0%
-----------------------------------------------
Beverages                                  6.2%
-----------------------------------------------
Media                                      5.6%
-----------------------------------------------
Metals & Mining                            4.8%
-----------------------------------------------
Diversified Financial Services             4.6%
-----------------------------------------------
Paper & Forest Products                    4.0%
-----------------------------------------------
Diversified Telecommunication Services     3.4%
-----------------------------------------------

whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

While our distressed debt and risk arbitrage portfolios were positive contributors to performance, the Fund's equity portfolio was the strongest contributor to performance for the 12 months under review. Three of our best performing stock investments were British American Tobacco (BAT), Mitsubishi UFJ Financial Group (MUFG) and Anglo American.


6 | Annual Report

London-based BAT is the world's second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company's stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT.

MUFG contributed positively to the Fund's performance during the period with a stock price appreciation of 55% in local currency. MUFG, the largest of Japan's megabanks, as well as the largest bank in the world by assets, experienced a significant expansion in profitability as Japan's credit quality recovery and economic turnaround continued throughout 2005. Foreign investors purchased shares as they anticipated growth in fee income, a pickup in loan demand, and higher interest rates as Japan's economy grows. Further bolstering MUFG's prospects was the integration of UFJ Holdings, which has the potential to deliver significant cost and tax synergies in coming years. We continued to find Japan an interesting market given that the banks are seeing the return of consumer confidence and are finally building adequate capital ratios. Further, much of the rest of the world has seen a peak in the credit cycle while Japan continues to experience a recovery.

U.K.-headquartered Anglo American is a global mining and natural resources company with substantial interests in platinum, gold, diamonds, base and ferrous metals, coal, industrial minerals, and paper and packaging. The company is geographically diverse with operations in Africa, Europe, the Americas, Australia and Asia. The stock appreciated 66% in local currency during the year. In 2005, Anglo and its peers in the mining sector benefited from a strong commodity cycle and high metal prices driven by sustained world demand, particularly from China. Furthermore, management announced in October that the company would strategically refocus activities on its core mining businesses and return capital to shareholders. This development was positively received by investors and resulted in a reduction of the conglomerate discount traditionally given to Anglo by the markets.

TOP 10 HOLDINGS

12/31/05

--------------------------------------------------------
COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
--------------------------------------------------------
British American Tobacco PLC                        2.8%
   TOBACCO, U.K.
--------------------------------------------------------
Weyerhaeuser Co.                                    2.4%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------
Orkla ASA                                           2.4%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------------
Berkshire Hathaway Inc., A & B                      2.1%
   INSURANCE, U.S.
--------------------------------------------------------
KT&G Corp., GDR & 144A                              2.1%
   TOBACCO, SOUTH KOREA
--------------------------------------------------------
Imperial Tobacco Group PLC                          2.1%
   TOBACCO, U.K.
--------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                 1.7%
   COMMERCIAL BANKS, JAPAN
--------------------------------------------------------
Altadis SA                                          1.7%
   TOBACCO, SPAIN
--------------------------------------------------------
Pernod Ricard SA                                    1.6%
   BEVERAGES, FRANCE
--------------------------------------------------------
Potlatch Corp.                                      1.6%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------


                                                               Annual Report | 7

Detractors from Fund performance during the 12 months under review included Kindred Healthcare, a U.S. health care provider; White Mountains Insurance Group, a U.S. insurance company; and Washington Post, a U.S. newspaper and publishing company.

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry's challenging Medicare reimbursement climate, which was pressured by high federal deficits.(5)

White Mountains' shares weakened 12% largely due to the company's exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

Shares in Washington Post underperformed (declined 22%) as Kaplan, the company's education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

(5) A member of Franklin Mutual Advisers, Inc., serves on Kindred's board of directors.


8 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

[PHOTO]                  /s/ Anne E. Gudefin

                         Anne E. Gudefin, CFA
                         Portfolio Manager

[PHOTO]                  /s/ F. David Segal

                         F. David Segal, CFA
                         Assistant Portfolio Manager

                         Mutual Discovery Fund


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

ANNE GUDEFIN has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. She assumed the duties of portfolio manager for Mutual Discovery Fund in May 2005. Previously, she was an analyst at Perry Capital.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He assumed the duties of assistant portfolio manager for Mutual Shares Fund in May 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MDISX)                            CHANGE   12/31/05   12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$2.02     $26.28     $24.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.4412
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1274
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.2118
--------------------------------------------------------------------------------
   TOTAL                                 $1.7804
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDIX)                            CHANGE   12/31/05   12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.97     $26.04     $24.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.3668
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1274
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.2118
--------------------------------------------------------------------------------
   TOTAL                                 $1.7060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEDBX)                            CHANGE   12/31/05   12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.90     $25.57     $23.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.1983
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1274
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.2118
--------------------------------------------------------------------------------
   TOTAL                                 $1.5375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEDSX)                            CHANGE   12/31/05   12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.93     $25.90     $23.97
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.2169
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1274
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.2118
--------------------------------------------------------------------------------
   TOTAL                                 $1.5561
--------------------------------------------------------------------------------


10 | Annual Report

--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEDRX)                            CHANGE   12/31/05   12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.94     $25.88     $23.94
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.3391
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1274
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.2118
--------------------------------------------------------------------------------
   TOTAL                                 $1.6783
--------------------------------------------------------------------------------

Mutual Discovery Fund paid distributions derived from long-term capital gains totaling $1.2118 per share in June and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS Z(1)                          1-YEAR      5-YEAR           10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)         +15.70%     +67.34%           +259.96%
--------------------------------------------------------------------------------
Average Annual Total Return(3)     +15.70%     +10.85%            +13.66%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)    $11,570     $16,734            $35,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A(1)                          1-YEAR      5-YEAR     INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)         +15.29%     +64.40%           +192.46%
--------------------------------------------------------------------------------
Average Annual Total Return(3)      +8.66%      +9.15%            +11.70%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)    $10,866     $15,494            $27,561
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B(1)                          1-YEAR      5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(2)         +14.59%     +59.21%           +122.86%
--------------------------------------------------------------------------------
Average Annual Total Return(3)     +10.59%      +9.47%            +12.13%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)    $11,059     $15,721            $22,286
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C(1)                          1-YEAR      5-YEAR     INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)         +14.56%     +59.19%           +176.02%
--------------------------------------------------------------------------------
Average Annual Total Return(3)     +13.56%      +9.74%            +11.72%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)    $11,356     $15,919            $27,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS R                             1-YEAR      3-YEAR     INCEPTION (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(2)         +15.13%     +79.05%            +62.07%
--------------------------------------------------------------------------------
Average Annual Total Return(3)     +14.13%     +21.43%            +12.85%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)    $11,413     $17,905            $16,207
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1)

------------------------------------------
CLASS Z                           12/31/05
------------------------------------------
1-Year                             +15.70%
------------------------------------------
5-Year                             +10.85%
------------------------------------------
10-Year                            +13.66%
------------------------------------------

CLASS Z (1/196-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   MUTUAL DISCOVERY
      DATE          FUND - CLASS Z      S&P 500 INDEX(5)     MSCI WORLD INDEX(5)
    ----------     ----------------     ----------------     ------------------
      1/1/1996          $10,000              $10,000               $10,000
     1/31/1996          $10,369              $10,340               $10,183
     2/29/1996          $10,719              $10,436               $10,247
     3/31/1996          $10,871              $10,537               $10,419
     4/30/1996          $11,108              $10,692               $10,666
     5/31/1996          $11,299              $10,967               $10,677
     6/30/1996          $11,285              $11,009               $10,733
     7/31/1996          $10,948              $10,523               $10,356
     8/31/1996          $11,325              $10,745               $10,477
     9/30/1996          $11,601              $11,349               $10,889
    10/31/1996          $11,890              $11,662               $10,967
    11/30/1996          $12,382              $12,543               $11,583
    12/31/1996          $12,493              $12,295               $11,400
     1/31/1997          $13,089              $13,062               $11,539
     2/28/1997          $13,343              $13,165               $11,674
     3/31/1997          $13,220              $12,625               $11,445
     4/30/1997          $13,242              $13,378               $11,821
     5/31/1997          $13,722              $14,192               $12,553
     6/30/1997          $14,231              $14,827               $13,181
     7/31/1997          $14,849              $16,006               $13,790
     8/31/1997          $14,708              $15,110               $12,869
     9/30/1997          $15,449              $15,937               $13,570
    10/31/1997          $15,004              $15,406               $12,858
    11/30/1997          $15,093              $16,118               $13,088
    12/31/1997          $15,359              $16,395               $13,249
     1/31/1998          $15,367              $16,576               $13,621
     2/28/1998          $16,156              $17,771               $14,544
     3/31/1998          $17,083              $18,680               $15,161
     4/30/1998          $17,400              $18,868               $15,311
     5/31/1998          $17,636              $18,544               $15,121
     6/30/1998          $17,197              $19,297               $15,483
     7/31/1998          $16,792              $19,092               $15,460
     8/31/1998          $14,503              $16,334               $13,401
     9/30/1998          $13,853              $17,381               $13,640
    10/31/1998          $14,236              $18,793               $14,875
    11/30/1998          $14,952              $19,932               $15,762
    12/31/1998          $15,067              $21,080               $16,535
     1/31/1999          $15,172              $21,961               $16,899
     2/28/1999          $14,998              $21,278               $16,452
     3/31/1999          $15,687              $22,130               $17,139
     4/30/1999          $16,743              $22,987               $17,817
     5/31/1999          $16,751              $22,445               $17,169
     6/30/1999          $17,347              $23,689               $17,972
     7/31/1999          $17,152              $22,951               $17,920
     8/31/1999          $16,948              $22,837               $17,891
     9/30/1999          $16,726              $22,212               $17,720
    10/31/1999          $17,072              $23,617               $18,643
    11/30/1999          $17,968              $24,097               $19,170
    12/31/1999          $19,105              $25,515               $20,725
     1/31/2000          $19,033              $24,233               $19,540
     2/29/2000          $19,640              $23,775               $19,595
     3/31/2000          $20,482              $26,099               $20,952
     4/30/2000          $20,255              $25,314               $20,069
     5/31/2000          $20,373              $24,796               $19,563
     6/30/2000          $20,431              $25,408               $20,224
     7/31/2000          $20,693              $25,011               $19,657
     8/31/2000          $21,304              $26,564               $20,299
     9/30/2000          $21,091              $25,162               $19,222
    10/31/2000          $21,256              $25,055               $18,903
    11/30/2000          $20,897              $23,081               $17,758
    12/31/2000          $21,511              $23,194               $18,047
     1/31/2001          $22,170              $24,017               $18,398
     2/28/2001          $22,170              $21,828               $16,845
     3/31/2001          $21,511              $20,446               $15,742
     4/30/2001          $22,136              $22,034               $16,909
     5/31/2001          $22,807              $22,181               $16,699
     6/30/2001          $22,913              $21,642               $16,178
     7/31/2001          $22,867              $21,429               $15,965
     8/31/2001          $22,636              $20,089               $15,202
     9/30/2001          $20,712              $18,466               $13,865
    10/31/2001          $20,770              $18,819               $14,132
    11/30/2001          $21,300              $20,262               $14,970
    12/31/2001          $21,784              $20,440               $15,066
     1/31/2002          $21,856              $20,141               $14,611
     2/28/2002          $22,071              $19,753               $14,487
     3/31/2002          $22,802              $20,496               $15,130
     4/30/2002          $23,197              $19,254               $14,622
     5/31/2002          $23,376              $19,113               $14,656
     6/30/2002          $21,942              $17,752               $13,770
     7/31/2002          $20,495              $16,368               $12,611
     8/31/2002          $20,700              $16,475               $12,637
     9/30/2002          $19,615              $14,686               $11,250
    10/31/2002          $19,687              $15,978               $12,082
    11/30/2002          $19,977              $16,917               $12,736
    12/31/2002          $19,811              $15,924               $12,122
     1/31/2003          $19,480              $15,508               $11,755
     2/28/2003          $18,953              $15,275               $11,554
     3/31/2003          $19,038              $15,421               $11,522
     4/30/2003          $20,497              $16,692               $12,551
     5/31/2003          $21,650              $17,571               $13,275
     6/30/2003          $22,018              $17,795               $13,510
     7/31/2003          $22,289              $18,109               $13,786
     8/31/2003          $22,955              $18,462               $14,088
     9/30/2003          $23,079              $18,266               $14,177
    10/31/2003          $24,066              $19,299               $15,021
    11/30/2003          $24,904              $19,469               $15,253
    12/31/2003          $26,060              $20,489               $16,214
     1/31/2004          $26,386              $20,865               $16,478
     2/29/2004          $27,225              $21,155               $16,760
     3/31/2004          $27,125              $20,836               $16,655
     4/30/2004          $26,662              $20,509               $16,323
     5/31/2004          $26,649              $20,790               $16,483
     6/30/2004          $27,157              $21,194               $16,829
     7/31/2004          $26,879              $20,493               $16,284
     8/31/2004          $27,056              $20,575               $16,362
     9/30/2004          $27,787              $20,798               $16,677
    10/31/2004          $28,354              $21,116               $17,089
    11/30/2004          $29,979              $21,970               $17,994
    12/31/2004          $31,114              $22,717               $18,686
     1/31/2005          $30,421              $22,163               $18,269
     2/28/2005          $31,729              $22,629               $18,856
     3/31/2005          $31,460              $22,229               $18,499
     4/30/2005          $31,216              $21,808               $18,108
     5/31/2005          $31,883              $22,501               $18,443
     6/30/2005          $32,572              $22,533               $18,611
     7/31/2005          $33,682              $23,371               $19,265
     8/31/2005          $33,812              $23,158               $19,419
     9/30/2005          $34,767              $23,345               $19,929
    10/31/2005          $33,682              $22,956               $19,450
    11/30/2005          $34,741              $23,823               $20,109
    12/31/2005          $35,996              $23,832               $20,559

AVERAGE ANNUAL TOTAL RETURN(1)

------------------------------------------
CLASS A                           12/31/05
------------------------------------------
1-Year                              +8.66%
------------------------------------------
5-Year                              +9.15%
------------------------------------------
Since Inception (11/1/96)          +11.70%
------------------------------------------

CLASS A (11/1/96-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   MUTUAL DISCOVERY
       DATE         FUND - CLASS A      S&P 500 INDEX(5)     MSCI WORLD INDEX(5)
    ----------     ----------------     ----------------     -------------------
     11/1/1996          $ 9,424              $10,000               $10,000
    11/30/1996          $ 9,808              $10,755               $10,562
    12/31/1996          $ 9,887              $10,542               $10,395
     1/31/1997          $10,348              $11,200               $10,522
     2/28/1997          $10,544              $11,288               $10,645
     3/31/1997          $10,446              $10,825               $10,436
     4/30/1997          $10,463              $11,471               $10,779
     5/31/1997          $10,838              $12,169               $11,446
     6/30/1997          $11,235              $12,714               $12,019
     7/31/1997          $11,718              $13,725               $12,574
     8/31/1997          $11,607              $12,957               $11,735
     9/30/1997          $12,188              $13,666               $12,374
    10/31/1997          $11,830              $13,210               $11,725
    11/30/1997          $11,900              $13,821               $11,934
    12/31/1997          $12,109              $14,058               $12,082
     1/31/1998          $12,109              $14,213               $12,420
     2/28/1998          $12,726              $15,238               $13,262
     3/31/1998          $13,453              $16,018               $13,824
     4/30/1998          $13,697              $16,179               $13,962
     5/31/1998          $13,877              $15,901               $13,789
     6/30/1998          $13,530              $16,546               $14,118
     7/31/1998          $13,208              $16,371               $14,097
     8/31/1998          $11,398              $14,006               $12,219
     9/30/1998          $10,885              $14,904               $12,438
    10/31/1998          $11,181              $16,115               $13,564
    11/30/1998          $11,741              $17,091               $14,373
    12/31/1998          $11,822              $18,075               $15,077
     1/31/1999          $11,905              $18,831               $15,409
     2/28/1999          $11,760              $18,246               $15,002
     3/31/1999          $12,303              $18,975               $15,629
     4/30/1999          $13,122              $19,710               $16,247
     5/31/1999          $13,129              $19,245               $15,655
     6/30/1999          $13,594              $20,313               $16,388
     7/31/1999          $13,440              $19,679               $16,341
     8/31/1999          $13,266              $19,582               $16,314
     9/30/1999          $13,091              $19,046               $16,158
    10/31/1999          $13,357              $20,251               $17,000
    11/30/1999          $14,056              $20,662               $17,481
    12/31/1999          $14,941              $21,878               $18,898
     1/31/2000          $14,877              $20,779               $17,818
     2/29/2000          $15,353              $20,386               $17,868
     3/31/2000          $16,008              $22,379               $19,105
     4/30/2000          $15,823              $21,706               $18,300
     5/31/2000          $15,915              $21,262               $17,839
     6/30/2000          $15,954              $21,786               $18,442
     7/31/2000          $16,152              $21,446               $17,925
     8/31/2000          $16,624              $22,777               $18,510
     9/30/2000          $16,449              $21,575               $17,528
    10/31/2000          $16,579              $21,484               $17,237
    11/30/2000          $16,289              $19,791               $16,192
    12/31/2000          $16,773              $19,888               $16,457
     1/31/2001          $17,281              $20,593               $16,776
     2/28/2001          $17,272              $18,717               $15,360
     3/31/2001          $16,746              $17,532               $14,354
     4/30/2001          $17,227              $18,893               $15,419
     5/31/2001          $17,744              $19,020               $15,227
     6/30/2001          $17,822              $18,557               $14,752
     7/31/2001          $17,786              $18,374               $14,558
     8/31/2001          $17,605              $17,225               $13,862
     9/30/2001          $16,098              $15,834               $12,643
    10/31/2001          $16,143              $16,137               $12,886
    11/30/2001          $16,549              $17,374               $13,650
    12/31/2001          $16,918              $17,526               $13,738
     1/31/2002          $16,975              $17,271               $13,323
     2/28/2002          $17,134              $16,938               $13,210
     3/31/2002          $17,695              $17,575               $13,797
     4/30/2002          $17,995              $16,510               $13,333
     5/31/2002          $18,126              $16,388               $13,364
     6/30/2002          $17,009              $15,221               $12,556
     7/31/2002          $15,888              $14,035               $11,499
     8/31/2002          $16,039              $14,127               $11,523
     9/30/2002          $15,191              $12,593               $10,258
    10/31/2002          $15,248              $13,701               $11,017
    11/30/2002          $15,465              $14,506               $11,614
    12/31/2002          $15,331              $13,654               $11,053
     1/31/2003          $15,073              $13,297               $10,719
     2/28/2003          $14,662              $13,098               $10,536
     3/31/2003          $14,729              $13,223               $10,507
     4/30/2003          $15,846              $14,313               $11,445
     5/31/2003          $16,734              $15,066               $12,105
     6/30/2003          $17,006              $15,259               $12,319
     7/31/2003          $17,218              $15,528               $12,571
     8/31/2003          $17,727              $15,830               $12,846
     9/30/2003          $17,823              $15,663               $12,927
    10/31/2003          $18,572              $16,548               $13,697
    11/30/2003          $19,215              $16,694               $13,909
    12/31/2003          $20,103              $17,569               $14,785
     1/31/2004          $20,346              $17,891               $15,025
     2/29/2004          $20,979              $18,140               $15,282
     3/31/2004          $20,901              $17,866               $15,187
     4/30/2004          $20,541              $17,586               $14,884
     5/31/2004          $20,531              $17,827               $15,030
     6/30/2004          $20,910              $18,173               $15,345
     7/31/2004          $20,695              $17,572               $14,848
     8/31/2004          $20,822              $17,643               $14,920
     9/30/2004          $21,380              $17,833               $15,207
    10/31/2004          $21,800              $18,106               $15,582
    11/30/2004          $23,043              $18,838               $16,408
    12/31/2004          $23,918              $19,479               $17,039
     1/31/2005          $23,372              $19,004               $16,659
     2/28/2005          $24,375              $19,404               $17,194
     3/31/2005          $24,157              $19,061               $16,869
     4/30/2005          $23,968              $18,699               $16,512
     5/31/2005          $24,465              $19,294               $16,818
     6/30/2005          $24,992              $19,322               $16,971
     7/31/2005          $25,832              $20,040               $17,567
     8/31/2005          $25,922              $19,857               $17,708
     9/30/2005          $26,652              $20,018               $18,173
    10/31/2005          $25,812              $19,684               $17,736
    11/30/2005          $26,612              $20,428               $18,336
    12/31/2005          $27,561              $20,435               $18,747


12 | Annual Report

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   MUTUAL DISCOVERY
       DATE         FUND - CLASS B      S&P 500 INDEX(5)     MSCI WORLD INDEX(5)
    ----------     ----------------     ----------------     -------------------
      1/1/1999          $10,000              $10,000               $10,000
     1/31/1999          $10,070              $10,418               $10,220
     2/28/1999          $ 9,942              $10,094               $ 9,950
     3/31/1999          $10,396              $10,498               $10,366
     4/30/1999          $11,076              $10,905               $10,776
     5/31/1999          $11,076              $10,647               $10,383
     6/30/1999          $11,462              $11,238               $10,869
     7/31/1999          $11,320              $10,887               $10,838
     8/31/1999          $11,172              $10,834               $10,820
     9/30/1999          $11,018              $10,537               $10,717
    10/31/1999          $11,231              $11,203               $11,275
    11/30/1999          $11,816              $11,431               $11,594
    12/31/1999          $12,555              $12,104               $12,534
     1/31/2000          $12,495              $11,496               $11,818
     2/29/2000          $12,885              $11,279               $11,851
     3/31/2000          $13,420              $12,381               $12,672
     4/30/2000          $13,264              $12,009               $12,137
     5/31/2000          $13,330              $11,763               $11,831
     6/30/2000          $13,356              $12,053               $12,231
     7/31/2000          $13,517              $11,865               $11,889
     8/31/2000          $13,903              $12,601               $12,277
     9/30/2000          $13,755              $11,936               $11,626
    10/31/2000          $13,851              $11,886               $11,432
    11/30/2000          $13,607              $10,949               $10,740
    12/31/2000          $13,998              $11,003               $10,915
     1/31/2001          $14,411              $11,393               $11,127
     2/28/2001          $14,396              $10,355               $10,188
     3/31/2001          $13,961              $ 9,699               $ 9,520
     4/30/2001          $14,351              $10,453               $10,227
     5/31/2001          $14,771              $10,523               $10,100
     6/30/2001          $14,832              $10,267               $ 9,785
     7/31/2001          $14,787              $10,166               $ 9,656
     8/31/2001          $14,627              $ 9,530               $ 9,194
     9/30/2001          $13,373              $ 8,760               $ 8,385
    10/31/2001          $13,403              $ 8,927               $ 8,547
    11/30/2001          $13,730              $ 9,612               $ 9,054
    12/31/2001          $14,028              $ 9,696               $ 9,112
     1/31/2002          $14,068              $ 9,555               $ 8,837
     2/28/2002          $14,193              $ 9,371               $ 8,761
     3/31/2002          $14,656              $ 9,723               $ 9,151
     4/30/2002          $14,892              $ 9,134               $ 8,843
     5/31/2002          $14,994              $ 9,067               $ 8,864
     6/30/2002          $14,061              $ 8,421               $ 8,328
     7/31/2002          $13,121              $ 7,765               $ 7,627
     8/31/2002          $13,247              $ 7,816               $ 7,643
     9/30/2002          $12,536              $ 6,967               $ 6,804
    10/31/2002          $12,576              $ 7,580               $ 7,307
    11/30/2002          $12,749              $ 8,025               $ 7,703
    12/31/2002          $12,633              $ 7,554               $ 7,331
     1/31/2003          $12,410              $ 7,357               $ 7,110
     2/28/2003          $12,068              $ 7,246               $ 6,988
     3/31/2003          $12,115              $ 7,316               $ 6,969
     4/30/2003          $13,032              $ 7,919               $ 7,591
     5/31/2003          $13,749              $ 8,335               $ 8,029
     6/30/2003          $13,971              $ 8,442               $ 8,170
     7/31/2003          $14,131              $ 8,591               $ 8,338
     8/31/2003          $14,540              $ 8,758               $ 8,520
     9/30/2003          $14,612              $ 8,665               $ 8,574
    10/31/2003          $15,221              $ 9,155               $ 9,085
    11/30/2003          $15,742              $ 9,236               $ 9,225
    12/31/2003          $16,452              $ 9,720               $ 9,806
     1/31/2004          $16,646              $ 9,898               $ 9,966
     2/29/2004          $17,155              $10,036               $10,136
     3/31/2004          $17,082              $ 9,884               $10,073
     4/30/2004          $16,775              $ 9,729               $ 9,872
     5/31/2004          $16,759              $ 9,863               $ 9,969
     6/30/2004          $17,058              $10,054               $10,178
     7/31/2004          $16,871              $ 9,722               $ 9,848
     8/31/2004          $16,969              $ 9,761               $ 9,895
     9/30/2004          $17,416              $ 9,866               $10,086
    10/31/2004          $17,749              $10,017               $10,335
    11/30/2004          $18,757              $10,422               $10,883
    12/31/2004          $19,450              $10,777               $11,301
     1/31/2005          $18,998              $10,514               $11,049
     2/28/2005          $19,803              $10,735               $11,404
     3/31/2005          $19,614              $10,545               $11,188
     4/30/2005          $19,450              $10,345               $10,951
     5/31/2005          $19,844              $10,674               $11,154
     6/30/2005          $20,261              $10,690               $11,256
     7/31/2005          $20,931              $11,087               $11,651
     8/31/2005          $20,997              $10,986               $11,745
     9/30/2005          $21,576              $11,075               $12,053
    10/31/2005          $20,881              $10,890               $11,763
    11/30/2005          $21,518              $11,301               $12,161
    12/31/2005          $22,286              $11,305               $12,434

AVERAGE ANNUAL TOTAL RETURN(1)

--------------------------------------------
CLASS B                             12/31/05
--------------------------------------------
1-Year                               +10.59%
--------------------------------------------
5-Year                                +9.47%
--------------------------------------------
Since Inception (1/1/99)             +12.13%
--------------------------------------------

CLASS B (11/1/99-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   MUTUAL DISCOVERY
      DATE          FUND - CLASS C      S&P 500 INDEX(5)     MSCI WORLD INDEX(5)
    ----------     ----------------     ----------------     -------------------
     11/1/1996          $10,000              $10,000               $10,000
    11/30/1996          $10,408              $10,755               $10,562
    12/31/1996          $10,491              $10,542               $10,395
     1/31/1997          $10,980              $11,200               $10,522
     2/28/1997          $11,182              $11,288               $10,645
     3/31/1997          $11,066              $10,825               $10,436
     4/30/1997          $11,078              $11,471               $10,779
     5/31/1997          $11,469              $12,169               $11,446
     6/30/1997          $11,878              $12,714               $12,019
     7/31/1997          $12,390              $13,725               $12,574
     8/31/1997          $12,266              $12,957               $11,735
     9/30/1997          $12,868              $13,666               $12,374
    10/31/1997          $12,483              $13,210               $11,725
    11/30/1997          $12,551              $13,821               $11,934
    12/31/1997          $12,768              $14,058               $12,082
     1/31/1998          $12,761              $14,213               $12,420
     2/28/1998          $13,400              $15,238               $13,262
     3/31/1998          $14,161              $16,018               $13,824
     4/30/1998          $14,412              $16,179               $13,962
     5/31/1998          $14,589              $15,901               $13,789
     6/30/1998          $14,222              $16,546               $14,118
     7/31/1998          $13,874              $16,371               $14,097
     8/31/1998          $11,970              $14,006               $12,219
     9/30/1998          $11,428              $14,904               $12,438
    10/31/1998          $11,734              $16,115               $13,564
    11/30/1998          $12,311              $17,091               $14,373
    12/31/1998          $12,395              $18,075               $15,077
     1/31/1999          $12,468              $18,831               $15,409
     2/28/1999          $12,316              $18,246               $15,002
     3/31/1999          $12,872              $18,975               $15,629
     4/30/1999          $13,724              $19,710               $16,247
     5/31/1999          $13,724              $19,245               $15,655
     6/30/1999          $14,205              $20,313               $16,388
     7/31/1999          $14,030              $19,679               $16,341
     8/31/1999          $13,846              $19,582               $16,314
     9/30/1999          $13,656              $19,046               $16,158
    10/31/1999          $13,927              $20,251               $17,000
    11/30/1999          $14,645              $20,662               $17,481
    12/31/1999          $15,556              $21,878               $18,898
     1/31/2000          $15,489              $20,779               $17,818
     2/29/2000          $15,972              $20,386               $17,868
     3/31/2000          $16,640              $22,379               $19,105
     4/30/2000          $16,447              $21,706               $18,300
     5/31/2000          $16,529              $21,262               $17,839
     6/30/2000          $16,557              $21,786               $18,442
     7/31/2000          $16,756              $21,446               $17,925
     8/31/2000          $17,232              $22,777               $18,510
     9/30/2000          $17,049              $21,575               $17,528
    10/31/2000          $17,168              $21,484               $17,237
    11/30/2000          $16,867              $19,791               $16,192
    12/31/2000          $17,349              $19,888               $16,457
     1/31/2001          $17,867              $20,593               $16,776
     2/28/2001          $17,849              $18,717               $15,360
     3/31/2001          $17,303              $17,532               $14,354
     4/30/2001          $17,793              $18,893               $15,419
     5/31/2001          $18,311              $19,020               $15,227
     6/30/2001          $18,382              $18,557               $14,752
     7/31/2001          $18,335              $18,374               $14,558
     8/31/2001          $18,129              $17,225               $13,862
     9/30/2001          $16,575              $15,834               $12,643
    10/31/2001          $16,612              $16,137               $12,886
    11/30/2001          $17,015              $17,374               $13,650
    12/31/2001          $17,393              $17,526               $13,738
     1/31/2002          $17,441              $17,271               $13,323
     2/28/2002          $17,595              $16,938               $13,210
     3/31/2002          $18,164              $17,575               $13,797
     4/30/2002          $18,454              $16,510               $13,333
     5/31/2002          $18,589              $16,388               $13,364
     6/30/2002          $17,429              $15,221               $12,556
     7/31/2002          $16,264              $14,035               $11,499
     8/31/2002          $16,420              $14,127               $11,523
     9/30/2002          $15,546              $12,593               $10,258
    10/31/2002          $15,585              $13,701               $11,017
    11/30/2002          $15,808              $14,506               $11,614
    12/31/2002          $15,658              $13,654               $11,053
     1/31/2003          $15,384              $13,297               $10,719
     2/28/2003          $14,964              $13,098               $10,536
     3/31/2003          $15,013              $13,223               $10,507
     4/30/2003          $16,147              $14,313               $11,445
     5/31/2003          $17,046              $15,066               $12,105
     6/30/2003          $17,316              $15,259               $12,319
     7/31/2003          $17,513              $15,528               $12,571
     8/31/2003          $18,024              $15,830               $12,846
     9/30/2003          $18,112              $15,663               $12,927
    10/31/2003          $18,869              $16,548               $13,697
    11/30/2003          $19,507              $16,694               $13,909
    12/31/2003          $20,401              $17,569               $14,785
     1/31/2004          $20,639              $17,891               $15,025
     2/29/2004          $21,273              $18,140               $15,282
     3/31/2004          $21,174              $17,866               $15,187
     4/30/2004          $20,798              $17,586               $14,884
     5/31/2004          $20,778              $17,827               $15,030
     6/30/2004          $21,152              $18,173               $15,345
     7/31/2004          $20,923              $17,572               $14,848
     8/31/2004          $21,043              $17,643               $14,920
     9/30/2004          $21,590              $17,833               $15,207
    10/31/2004          $22,009              $18,106               $15,582
    11/30/2004          $23,244              $18,838               $16,408
    12/31/2004          $24,107              $19,479               $17,039
     1/31/2005          $23,544              $19,004               $16,659
     2/28/2005          $24,550              $19,404               $17,194
     3/31/2005          $24,319              $19,061               $16,869
     4/30/2005          $24,107              $18,699               $16,512
     5/31/2005          $24,600              $19,294               $16,818
     6/30/2005          $25,112              $19,322               $16,971
     7/31/2005          $25,942              $20,040               $17,567
     8/31/2005          $26,023              $19,857               $17,708
     9/30/2005          $26,742              $20,018               $18,173
    10/31/2005          $25,881              $19,684               $17,736
    11/30/2005          $26,671              $20,428               $18,336
    12/31/2005          $27,602              $20,435               $18,747

AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------
CLASS C                             12/31/05
--------------------------------------------
1-Year                               +13.56%
--------------------------------------------
5-Year                                +9.74%
--------------------------------------------
Since Inception (11/1/96)            +11.72%
--------------------------------------------

CLASS C (11/1/99-12/31/05)(1)

                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS R                             12/31/05
--------------------------------------------
1-Year                               +14.13%
--------------------------------------------
3-Year                               +21.43%
--------------------------------------------
Since Inception (1/1/02)             +12.85%
--------------------------------------------

CLASS R (1/1/02-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  MUTUAL DISCOVERY
   DATE            FUND - CLASS R      S&P 500 INDEX(5)     MSCI WORLD INDEX(5)
----------        ----------------     ----------------     -------------------
  1/1/2002            $10,000               $10,000               $10,000
 1/31/2002            $10,033               $ 9,854               $ 9,698
 2/28/2002            $10,127               $ 9,664               $ 9,616
 3/31/2002            $10,459               $10,028               $10,043
 4/30/2002            $10,630               $ 9,420               $ 9,705
 5/31/2002            $10,708               $ 9,351               $ 9,728
 6/30/2002            $10,050               $ 8,685               $ 9,140
 7/31/2002            $ 9,382               $ 8,008               $ 8,370
 8/31/2002            $ 9,471               $ 8,061               $ 8,388
 9/30/2002            $ 8,970               $ 7,185               $ 7,467
10/31/2002            $ 9,004               $ 7,817               $ 8,020
11/30/2002            $ 9,132               $ 8,277               $ 8,454
12/31/2002            $ 9,051               $ 7,791               $ 8,046
 1/31/2003            $ 8,893               $ 7,587               $ 7,803
 2/28/2003            $ 8,655               $ 7,473               $ 7,669
 3/31/2003            $ 8,689               $ 7,545               $ 7,648
 4/30/2003            $ 9,351               $ 8,167               $ 8,331
 5/31/2003            $ 9,871               $ 8,596               $ 8,811
 6/30/2003            $10,033               $ 8,706               $ 8,967
 7/31/2003            $10,153               $ 8,860               $ 9,151
 8/31/2003            $10,454               $ 9,032               $ 9,351
 9/30/2003            $10,505               $ 8,937               $ 9,410
10/31/2003            $10,949               $ 9,442               $ 9,970
11/30/2003            $11,324               $ 9,525               $10,125
12/31/2003            $11,845               $10,024               $10,762
 1/31/2004            $11,989               $10,208               $10,937
 2/29/2004            $12,364               $10,350               $11,124
 3/31/2004            $12,312               $10,194               $11,055
 4/30/2004            $12,099               $10,034               $10,835
 5/31/2004            $12,093               $10,171               $10,941
 6/30/2004            $12,316               $10,369               $11,170
 7/31/2004            $12,189               $10,026               $10,808
 8/31/2004            $12,258               $10,066               $10,860
 9/30/2004            $12,589               $10,175               $11,069
10/31/2004            $12,838               $10,331               $11,343
11/30/2004            $13,568               $10,749               $11,944
12/31/2004            $14,076               $11,114               $12,403
 1/31/2005            $13,753               $10,843               $12,126
 2/28/2005            $14,341               $11,071               $12,516
 3/31/2005            $14,211               $10,876               $12,279
 4/30/2005            $14,100               $10,669               $12,019
 5/31/2005            $14,394               $11,009               $12,242
 6/30/2005            $14,699               $11,024               $12,353
 7/31/2005            $15,190               $11,434               $12,788
 8/31/2005            $15,243               $11,330               $12,890
 9/30/2005            $15,669               $11,422               $13,228
10/31/2005            $15,178               $11,231               $12,910
11/30/2005            $15,646               $11,655               $13,347
12/31/2005            $16,207               $11,660               $13,646

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity securities in global developed markets.


14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                        VALUE 7/1/05     VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,105.20              $  5.68
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,019.81              $  5.45
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,103.40              $  7.53
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,018.05              $  7.22
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,100.00              $ 10.96
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,014.77              $ 10.51
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,099.80              $ 10.96
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,014.77              $ 10.51
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,102.60              $  8.32
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,017.29              $  7.98
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.07%; A: 1.42%; B: 2.07%; C: 2.07%; and R: 1.57%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Annual Report

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                                  ----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
CLASS Z                                               2005           2004           2003          2002          2001
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............   $     24.26    $     20.81    $     16.16   $     18.19   $     18.93
                                                  ----------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ...................          0.37           0.41           0.28          0.33          0.37

   Net realized and unrealized gains (losses)..          3.43           3.58           4.80         (1.96)        (0.14)
                                                  ----------------------------------------------------------------------
Total from investment operations ..............          3.80           3.99           5.08         (1.63)         0.23
                                                  ----------------------------------------------------------------------
Less distributions from:

   Net investment income ......................         (0.44)         (0.54)         (0.43)        (0.32)        (0.34)

   Net realized gains .........................         (1.34)            --             --         (0.08)        (0.63)
                                                  ----------------------------------------------------------------------
Total distributions ...........................         (1.78)         (0.54)         (0.43)        (0.40)        (0.97)
                                                  ----------------------------------------------------------------------
Redemption fees ...............................            --(c)          --(c)          --            --            --
                                                  ----------------------------------------------------------------------
Net asset value, end of year ..................   $     26.28    $     24.26    $     20.81    $    16.16    $    18.19
                                                  ======================================================================

Total return ..................................         15.70%         19.39%         31.55%        (9.06)%        1.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $ 3,033,756    $ 2,578,585    $ 2,168,161   $ 1,673,786   $ 1,931,117

Ratios to average net assets:*

   Expenses(b) ................................          1.07%          1.07%          1.11%         1.04%         1.04%

   Net investment income ......................          1.42%          1.87%          1.55%         1.88%         1.93%

Portfolio turnover rate .......................         25.69%         34.34%         46.34%        40.95%        59.32%

* Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ...................................          1.04%          1.06%          1.08%         1.03%         1.02%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

Mutual Discovery Fund

                                                  ----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
CLASS A                                               2005           2004           2003          2002          2001
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............   $     24.07    $     20.67    $     16.06   $     18.08   $     18.83
                                                  ----------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ...................          0.27           0.33           0.21          0.27          0.30

   Net realized and unrealized gains (losses)..          3.41           3.54           4.78         (1.95)        (0.14)
                                                  ----------------------------------------------------------------------
Total from investment operations ..............          3.68           3.87           4.99         (1.68)         0.16
                                                  ----------------------------------------------------------------------
Less distributions from:

   Net investment income ......................         (0.37)         (0.47)         (0.38)        (0.26)        (0.28)

   Net realized gains .........................         (1.34)            --             --         (0.08)        (0.63)
                                                  ----------------------------------------------------------------------
Total distributions ...........................         (1.71)         (0.47)         (0.38)        (0.34)        (0.91)
                                                  ----------------------------------------------------------------------
Redemption fees ...............................            --(d)          --(d)          --            --            --
                                                  ----------------------------------------------------------------------
Net asset value, end of year ..................   $     26.04    $     24.07    $     20.67   $     16.06   $     18.08
                                                  ======================================================================

Total return(b) ...............................         15.29%         18.98%         31.13%        (9.39)%        0.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $ 3,545,288    $ 2,106,695    $ 1,439,579   $   925,278   $   911,434

Ratios to average net assets:*

   Expenses(c) ................................          1.42%          1.42%          1.46%         1.39%         1.39%

   Net investment income ......................          1.07%          1.52%          1.20%         1.53%         1.57%

Portfolio turnover rate .......................         25.69%         34.34%         46.34%        40.95%        59.32%

* Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ...................................          1.39%          1.41%          1.43%         1.38%         1.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


18 | See notes to financial statements. | Annual Report

Mutual Discovery Fund

                                                  ----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
CLASS B                                               2005           2004           2003          2002          2001
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............   $     23.67    $     20.35    $     15.85   $     17.87   $     18.66
                                                  ----------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ...................          0.11           0.18           0.09          0.16          0.16

   Net realized and unrealized gains (losses)..          3.33           3.49           4.69         (1.92)        (0.12)
                                                  ----------------------------------------------------------------------
Total from investment operations ..............          3.44           3.67           4.78         (1.76)         0.04
                                                  ----------------------------------------------------------------------
Less distributions from:

   Net investment income ......................         (0.20)         (0.35)         (0.28)        (0.18)        (0.20)

   Net realized gains .........................         (1.34)            --             --         (0.08)        (0.63)
                                                  ----------------------------------------------------------------------
Total distributions ...........................         (1.54)         (0.35)         (0.28)        (0.26)        (0.83)
                                                  ----------------------------------------------------------------------
Redemption fees ...............................            --(d)          --(d)          --            --            --
                                                  ----------------------------------------------------------------------
Net asset value, end of year ..................   $     25.57    $     23.67    $     20.35   $     15.85   $     17.87
                                                  ======================================================================

Total return(b) ...............................         14.59%         18.22%         30.22%        (9.94)%        0.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $   225,158    $   186,841    $   115,801   $    64,747   $    41,346

Ratios to average net assets:*

   Expenses(c) ................................          2.07%          2.07%          2.11%         2.04%         2.04%

   Net investment income ......................          0.42%          0.87%          0.55%         0.88%         0.85%

Portfolio turnover rate .......................         25.69%         34.34%         46.34%        40.95%        59.32%

* Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ...................................          2.04%          2.06%          2.08%         2.03%         2.02%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

Mutual Discovery Fund

                                                  ----------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
CLASS C                                               2005           2004           2003          2002          2001
                                                  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............   $     23.97    $     20.59    $     16.02   $     18.03   $     18.77
                                                  ----------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ...................          0.11           0.19           0.10          0.16          0.18

   Net realized and unrealized gains (losses)..          3.38           3.53           4.73         (1.94)        (0.13)
                                                  ----------------------------------------------------------------------
Total from investment operations ..............          3.49           3.72           4.83         (1.78)         0.05
                                                  ----------------------------------------------------------------------
Less distributions from:

   Net investment income ......................         (0.22)         (0.34)         (0.26)        (0.15)        (0.16)

   Net realized gains .........................         (1.34)            --             --         (0.08)        (0.63)
                                                  ----------------------------------------------------------------------
Total distributions ...........................         (1.56)         (0.34)         (0.26)        (0.23)        (0.79)
                                                  ----------------------------------------------------------------------
Redemption fees ...............................            --(d)          --(d)          --            --            --
                                                  ----------------------------------------------------------------------
Net asset value, end of year ..................   $     25.90    $     23.97    $     20.59   $     16.02   $     18.03
                                                  ======================================================================

Total return(b) ...............................         14.56%         18.17%         30.29%        (9.98)%        0.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $ 1,435,702    $   968,934    $   725,489   $   525,375   $   561,808

Ratios to average net assets:*

   Expenses(c) ................................          2.07%          2.07%          2.11%         2.03%         2.03%

   Net investment income ......................          0.42%          0.87%          0.55%         0.89%         0.93%

Portfolio turnover rate .......................         25.69%         34.34%         46.34%        40.95%        59.32%

* Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ...................................          2.04%          2.06%          2.08%         2.02%         2.01%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


20 | See notes to financial statements. | Annual Report

Mutual Discovery Fund

                                                  ------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
CLASS R                                             2005        2004        2003     2002(e)
                                                  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............   $  23.94     $  20.57     $  16.01   $ 18.08
                                                  ------------------------------------------------

   Income from investment operations:

   Net investment income(a) ...................       0.22         0.29         0.17      0.25

   Net realized and unrealized gains (losses)..       3.40         3.54         4.76     (1.95)
                                                  ------------------------------------------------
Total from investment operations ..............       3.62         3.83         4.93     (1.70)
                                                  ================================================
Less distributions from:

   Net investment income ......................      (0.34)       (0.46)       (0.37)    (0.29)

   Net realized gains .........................      (1.34)          --           --     (0.08)
                                                  ------------------------------------------------
Total distributions ...........................      (1.68)       (0.46)       (0.37)    (0.37)
                                                  ------------------------------------------------
Redemption fees ...............................         --(d)        --(d)        --        --
                                                  ------------------------------------------------
Net asset value, end of year ..................   $  25.88     $  23.94     $  20.57   $ 16.01
                                                  ================================================

Total return(b) ...............................      15.13%       18.84%       30.87%    (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............   $ 99,501     $ 46,690     $ 19,546   $ 3,932

Ratios to average net assets:*

   Expenses(c) ................................       1.57%        1.57%        1.61%     1.54%(f)

   Net investment income ......................       0.92%        1.37%        1.05%     1.38%(f)

Portfolio turnover rate .......................      25.69%       34.34%       46.34%    40.95%

* Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses ...................................       1.54%        1.56%        1.58%     1.54%(f)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.

(e)   For the period January 2, 2002 (effective date) to December 31, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 21

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                               COUNTRY            CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS 87.8%
           AEROSPACE & DEFENSE 0.2%
           Northrop Grumman Corp. ......................................    United States            280,140      $       16,839,215
                                                                                                                  ------------------

           AIRLINES 0.5%
        (a)ACE Aviation Holdings Inc. ..................................       Canada                917,052              29,981,911
    (a),(b)ACE Aviation Holdings Inc., A, 144A .........................       Canada                375,491              12,276,227
        (a)ACE Aviation Holdings Inc., B ...............................       Canada                  1,378                  44,886
    (a),(c)Air Canada Inc., Contingent Distribution ....................       Canada            249,992,001                      --
                                                                                                                  ------------------
                                                                                                                          42,303,024
                                                                                                                  ------------------

           AUTOMOBILES 0.2%
           Hero Honda Motors Ltd. ......................................        India              1,042,903              19,926,296
                                                                                                                  ------------------
           BEVERAGES 6.2%
           Brown-Forman Corp., A .......................................    United States            143,200              10,158,608
           Brown-Forman Corp., B .......................................    United States            391,650              27,149,178
           Carlsberg AS, A .............................................       Denmark               113,300               5,662,933
           Carlsberg AS, B .............................................       Denmark             1,876,968             100,664,072
           Coca-Cola Enterprises Inc. ..................................    United States          2,520,300              48,314,151
           Diageo PLC ..................................................   United Kingdom          2,985,315              43,271,516
           Fomento Economico Mexicano SA de CV (Femsa), ADR ............       Mexico              1,050,228              76,152,032
           Heineken Holding NV, A ......................................     Netherlands             981,549              28,841,009
        (a)Lotte Chilsung Beverage Co. Ltd. ............................     South Korea              38,846              37,824,244
           Pernod Ricard SA ............................................       France                772,613             134,820,576
                                                                                                                  ------------------
                                                                                                                         512,858,319
                                                                                                                  ------------------
           CAPITAL MARKETS 0.0%(d)
        (a)A.B. Watley Group Inc. ......................................    United States            128,355                   2,054
                                                                                                                  ------------------

           CHEMICALS 1.7%
           Givaudan AG .................................................     Switzerland              88,065              59,693,155
           Linde AG ....................................................       Germany               440,300              34,287,770
        (a)Sika AG .....................................................     Switzerland              53,892              44,713,439
                                                                                                                  ------------------
                                                                                                                         138,694,364
                                                                                                                  ------------------

           COMMERCIAL BANKS 7.3%
           Allied Irish Banks PLC ......................................       Ireland             4,877,727             104,922,614
           Banca Intesa SpA ............................................        Italy             12,705,212              67,308,768
           Bank of Ireland .............................................       Ireland             2,475,126              38,971,367
           BNP Paribas SA ..............................................       France                594,632              48,115,331
           Chinatrust Financial Holding Co. Ltd. .......................       Taiwan             52,774,000              41,799,278
           Danske Bank .................................................       Denmark             1,352,880              47,655,516
(a),(e),(f)FE Capital Holdings Ltd. ....................................        Japan                 11,589              16,513,832
           ForeningsSparbanken AB, A ...................................       Sweden              3,112,200              84,801,623
        (a)Investors Bancorp Inc. ......................................    United States              1,775                  19,578
           Mitsubishi UFJ Financial Group Inc. .........................        Japan                 10,709             145,169,872
    (a),(e)NCB Warrant Holdings Ltd., A ................................        Japan                 55,890               9,029,594
                                                                                                                  ------------------
                                                                                                                         604,307,373
                                                                                                                  ------------------


22 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                               COUNTRY            CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           COMMERCIAL SERVICES & SUPPLIES 0.4%
        (a)Comdisco Holding Co. Inc. ...................................   United States                 344      $            6,536
        (c)Comdisco Holding Co. Inc., Contingent Distribution ..........   United States          41,726,153                      --
        (a)Fursys Inc. .................................................    South Korea              387,960               8,760,387
           Republic Services Inc. ......................................   United States             600,900              22,563,795
    (a),(c)Safety Kleen Corp., Contingent Distribution .................   United States             520,000                      --
                                                                                                                  ------------------
                                                                                                                          31,330,718
                                                                                                                  ------------------

           COMPUTERS & PERIPHERALS 0.4%
    (a),(e)DecisionOne Corp. ...........................................   United States             359,884                 256,597
        (a)Lexmark International Inc., A ...............................   United States             678,100              30,399,223
                                                                                                                  ------------------
                                                                                                                          30,655,820
                                                                                                                  ------------------

           CONSTRUCTION MATERIALS 0.9%
           Ciments Francais SA .........................................       France                399,572              51,939,058
        (a)Hanil Cement Manufacturing Co. Ltd. .........................    South Korea              321,760              23,058,136
                                                                                                                  ------------------
                                                                                                                          74,997,194
                                                                                                                  ------------------

           CONSUMER FINANCE 0.4%
           MBNA Corp. ..................................................   United States           1,143,500              31,046,025
                                                                                                                  ------------------

           CONTAINERS & PACKAGING 0.7%
           Temple-Inland Inc. ..........................................   United States           1,371,420              61,508,187
                                                                                                                  ------------------

           DISTRIBUTORS 0.3%
           Compania de Distribucion Integral Logista SA ................       Spain                 564,170              27,717,545
                                                                                                                  ------------------

           DIVERSIFIED FINANCIAL SERVICES 4.6%
           Euronext ....................................................    Netherlands            1,357,836              70,728,863
           Fortis Group NV .............................................      Belgium              2,222,940              70,764,465
           Guinness Peat Group PLC .....................................    New Zealand           22,027,831              31,571,388
           Jardine Matheson Holdings Ltd. ..............................     Hong Kong             4,554,012              78,329,007
           Jardine Strategic Holdings Ltd. .............................     Hong Kong             7,356,100              78,710,270
           Leucadia National Corp. .....................................   United States           1,027,170              48,749,488
    (a),(c)Marconi Corp., Contingent Distribution ......................   United Kingdom         33,909,700                      --
        (b)Spinrite Income Fund, 144A ..................................       Canada                274,300               1,472,625
                                                                                                                  ------------------
                                                                                                                         380,326,106
                                                                                                                  ------------------

           DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
(a),(e),(g)AboveNet Inc. ...............................................   United States             332,512               7,968,118
(a),(e),(g)AboveNet Inc., Contingent Distribution ......................   United States          46,367,000                      --
(a),(e),(g)AboveNet Inc., wts., 9/08/08 ................................   United States              11,105                  44,420
(a),(e),(g)AboveNet Inc., wts., 9/08/10 ................................   United States              13,066                  10,453
           Belgacom SA .................................................      Belgium                545,400              17,788,258
           Chunghwa Telecom Co. Ltd., ADR ..............................       Taiwan              1,169,682              21,463,665
    (a),(c)Global Crossing Holdings Ltd., Contingent Distribution ......   United States          45,658,716                      --
           Koninklijke KPN NV ..........................................    Netherlands            2,428,999              24,356,082
           MCI Inc. ....................................................   United States           1,148,134              22,652,684
        (a)NTL Inc. ....................................................   United Kingdom          1,344,522              91,535,058
           Sprint Nextel Corp. .........................................   United States             160,782               3,755,867
    (a),(c)Telewest Communications PLC, Contingent Distribution ........   United Kingdom         53,009,022                      --


                                                              Annual Report | 23

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                               COUNTRY            CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
    (a),(c)Telewest Finance Ltd., Contingent Distribution ..............   United Kingdom          5,738,000      $               --
        (a)Telewest Global Inc. ........................................   United Kingdom          3,124,100              74,416,062
           Verizon Communications Inc. .................................   United States             726,600              21,885,192
                                                                                                                  ------------------
                                                                                                                         285,875,859
                                                                                                                  ------------------

           ELECTRIC UTILITIES 0.5%
           E.ON AG .....................................................      Germany                415,020              42,970,972
    (a),(b)Entegra/Union Power, 144A ...................................   United States             131,128                      --
                                                                                                                  ------------------
                                                                                                                          42,970,972
                                                                                                                  ------------------

           FOOD & STAPLES RETAILING 1.5%
           Albertson's Inc. ............................................   United States             383,400               8,185,590
           Carrefour SA ................................................       France              2,187,570             102,502,494
           RHM PLC .....................................................   United Kingdom          3,574,200              16,280,092
                                                                                                                  ------------------
                                                                                                                         126,968,176
                                                                                                                  ------------------

           FOOD PRODUCTS 8.0%
           Cadbury Schweppes PLC .......................................   United Kingdom          5,477,342              51,782,092
        (a)Cermaq ASA ..................................................       Norway              1,368,728              11,102,563
           CSM NV ......................................................    Netherlands            3,219,606              87,779,550
        (f)Farmer Brothers Co. .........................................   United States             904,637              17,495,680
           General Mills Inc. ..........................................   United States             478,600              23,604,552
           Groupe Danone ...............................................       France                772,770              80,734,963
        (a)Lotte Confectionary Co. Ltd. ................................    South Korea               52,189              61,953,394
           Nestle SA ...................................................    Switzerland              219,229              65,580,968
        (a)Nong Shim Co. Ltd. ..........................................    South Korea              153,896              42,770,104
           Orkla ASA ...................................................       Norway              4,856,682             201,114,528
           Rieber & Son ASA ............................................       Norway              3,472,090              25,849,313
                                                                                                                  ------------------
                                                                                                                         669,767,707
                                                                                                                  ------------------

           HEALTH CARE EQUIPMENT & SUPPLIES 0.4%
           Guidant Corp. ...............................................   United States             444,400              28,774,900
                                                                                                                  ------------------

           HEALTH CARE PROVIDERS & SERVICES 0.6%
(a),(e),(g)Kindred Healthcare Inc. .....................................   United States             934,740              22,874,957
(a),(e),(g)Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...........   United States                 449                   6,913
(a),(e),(g)Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ..........   United States                 223                      --
(a),(e),(g)Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..........   United States                 675                      --
(a),(e),(g)Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..........   United States               3,002                   2,167
(a),(e),(g)Kindred Healthcare Inc., wts., Series A, 4/20/06 ............   United States              88,766               1,716,912
(a),(e),(g)Kindred Healthcare Inc., wts., Series B, 4/20/06 ............   United States             221,915               3,647,173
           MDS Inc. ....................................................       Canada                750,400              12,983,347
           Rhoen-Klinikum AG ...........................................      Germany                189,234               7,233,757
           UnitedHealth Group Inc. .....................................   United States                 620                  38,527
                                                                                                                  ------------------
                                                                                                                          48,503,753
                                                                                                                  ------------------


24 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                               COUNTRY            CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           HOTELS, RESTAURANTS & LEISURE 0.8%
        (a)FHC Delaware Inc. ...........................................    United States            212,022      $          736,967
(a),(e),(f)Hancock Discovery LLC .......................................    United States          8,758,216                 500,007
           Hilton Group ................................................   United Kingdom          6,917,939              43,293,408
    (a),(c)Trump Atlantic, Contingent Distribution .....................    United States         24,246,000                 914,074
        (a)Trump Entertainment Resorts Inc. ............................    United States            835,578              16,820,185
                                                                                                                  ------------------
                                                                                                                          62,264,641
                                                                                                                  ------------------

           HOUSEHOLD DURABLES 0.2%
           Hunter Douglas NV ...........................................     Netherlands             329,019              17,909,631
                                                                                                                  ------------------

           INDUSTRIAL CONGLOMERATES 1.1%
           Siemens AG ..................................................       Germany               654,803              56,100,395
           Tyco International Ltd. .....................................    United States          1,282,600              37,015,836
                                                                                                                  ------------------
                                                                                                                          93,116,231
                                                                                                                  ------------------
           INSURANCE 7.6%
        (a)Alleghany Corp. .............................................    United States             73,574              20,895,016
        (a)Berkshire Hathaway Inc., A ..................................    United States                853              75,592,860
        (a)Berkshire Hathaway Inc., B ..................................    United States             34,470             101,186,685
           Catlin Group ................................................   United Kingdom          1,993,464              16,650,975
           E-L Financial Corp. Ltd. ....................................        Canada               177,619              81,757,004
           Hartford Financial Services Group Inc. ......................    United States            511,000              43,889,790
(a),(e),(f)Imagine Group Holdings Ltd. .................................       Bermuda             4,551,501              46,614,334
           IPC Holdings Ltd. ...........................................    United States            404,624              11,078,605
           Irish Life & Permanent PLC ..................................       Ireland             2,899,665              58,906,307
           Montpelier Re Holdings Ltd. .................................       Bermuda               348,227               6,581,490
           Old Republic International Corp. ............................    United States          1,518,550              39,877,123
    (a),(e)Olympus Re Holdings Ltd. ....................................       Bermuda                47,160                 872,460
           Prudential Financial Inc. ...................................    United States            421,200              30,827,628
           White Mountains Insurance Group Inc. ........................    United States            175,415              97,978,048
                                                                                                                  ------------------
                                                                                                                         632,708,325
                                                                                                                  ------------------

           LEISURE EQUIPMENT & PRODUCTS 0.2%
           Mattel Inc. .................................................    United States            721,400              11,412,548
           Shimano Inc. ................................................        Japan                339,500               8,916,801
                                                                                                                  ------------------
                                                                                                                          20,329,349
                                                                                                                  ------------------

           MACHINERY 1.4%
           Metso OYJ ...................................................       Finland               373,898              10,233,817
           Schindler Holding AG ........................................     Switzerland             212,277              84,183,686
           Schindler Holding AG, Reg D .................................     Switzerland              65,126              25,752,964
                                                                                                                  ------------------
                                                                                                                         120,170,467
                                                                                                                  ------------------

           MEDIA 5.6%
        (a)CJ CGV Co. Ltd. .............................................     South Korea             849,040              25,070,908
           Clear Channel Communications Inc. ...........................    United States          1,598,100              50,260,245
        (a)Comcast Corp., A ............................................    United States            179,400               4,608,786
           Daekyo Co. Ltd. .............................................     South Korea             127,920              10,005,058
           E.W. Scripps Co., A .........................................    United States            116,100               5,575,122
        (a)EchoStar Communications Corp., A ............................    United States            581,900              15,810,223
           Hollinger International Inc. ................................    United States            880,440               7,494,305


                                                              Annual Report | 25

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                               COUNTRY            CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MEDIA (CONTINUED)
        (a)JC Decaux SA ................................................        France             2,791,333      $       65,099,036
           Knight Ridder Inc. ..........................................    United States            174,900              11,071,170
    (a),(h)Liberty Media Corp., A ......................................    United States          4,255,518              33,490,927
           News Corp., A ...............................................    United States          3,489,300              54,258,615
           Omnicom Group Inc. ..........................................    United States            197,900              16,847,227
           Pearson PLC .................................................   United Kingdom          3,178,598              37,596,754
        (e)Time Warner Inc. ............................................    United States          2,833,800              48,433,043
        (e)Time Warner Inc., Jan. 10.00 Calls, 1/21/06 .................    United States             18,832              13,841,520
        (a)TVMAX Holdings Inc. .........................................    United States            118,432                 118,432
           Viacom Inc., B ..............................................    United States            658,900              21,480,140
           Washington Post Co., B ......................................    United States             60,003              45,902,295
                                                                                                                  ------------------
                                                                                                                         466,963,806
                                                                                                                  ------------------

           METALS & MINING 4.4%
           Anglo American PLC ..........................................     South Africa          3,729,617             126,984,897
           Anglo American PLC, ADR .....................................     South Africa              1,000                  34,780
           Dofasco Inc. ................................................        Canada               597,441              33,400,771
           Freeport-McMoRan Copper & Gold Inc., B ......................    United States            118,300               6,364,540
    (a),(f)Gammon Lake Resources Inc. ..................................        Canada             4,402,100              52,304,053
        (a)Glamis Gold Ltd. ............................................        Canada               719,700              19,795,930
           Gold Fields Ltd. ............................................     South Africa             20,244                 357,689
           Goldcorp Inc. ...............................................        Canada               538,769              12,005,116
        (a)Goldcorp Inc., wts., 5/30/07 ................................        Canada               600,670               2,506,451
        (a)Harmony Gold Mining Co. Ltd., ADR ...........................     South Africa            438,500               5,722,425
        (a)Kinross Gold Corp. ..........................................        Canada               687,500               6,352,706
        (a)LionOre Mining International Ltd. ...........................        Canada             4,500,000              19,164,587
           Newmont Mining Corp. ........................................    United States          1,357,100              72,469,140
           Placer Dome Inc. ............................................        Canada               496,500              11,371,273
                                                                                                                  ------------------
                                                                                                                         368,834,358
                                                                                                                  ------------------

           MULTI-UTILITIES & UNREGULATED POWER 1.1%
           NorthWestern Corp. ..........................................    United States            322,840              10,030,639
    (a),(c)NorthWestern Corp., Contingent Distribution .................    United States          9,790,000                 832,150
           Suez SA .....................................................        France             2,793,883              86,988,261
                                                                                                                  ------------------
                                                                                                                          97,851,050
                                                                                                                  ------------------

           MULTILINE RETAIL 0.1%
           Jelmoli Holding AG ..........................................     Switzerland               8,345              11,910,086
                                                                                                                  ------------------

           OIL, GAS & CONSUMABLE FUELS 3.7%
        (a)Anchor Resources LLC ........................................    United States             53,272                      --
           BP PLC ......................................................   United Kingdom          2,095,000              22,310,881
           BP PLC, ADR .................................................   United Kingdom            180,900              11,617,398
           Burlington Resources Inc. ...................................    United States            546,590              47,116,058
           Canadian Oil Sands Trust ....................................        Canada               313,392              33,973,494
           Eni SpA .....................................................        Italy                847,600              23,510,395
           Oil & Natural Gas Corp. Ltd. ................................        India              1,095,168              28,598,014
           Statoil ASA .................................................        Norway               932,557              21,415,541
           Suncor Energy Inc. ..........................................        Canada               695,584              43,878,705


26 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY          CONTRACTS             VALUE
----------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           OIL, GAS & CONSUMABLE FUELS (CONTINUED)
           Total SA, B ..................................................       France             127,671      $       32,072,611
           Total SA, B, ADR .............................................       France             208,648              26,373,107
           Vintage Petroleum Inc. .......................................   United States          304,910              16,260,850
                                                                                                                ------------------
                                                                                                                       307,127,054
                                                                                                                ------------------

           PAPER & FOREST PRODUCTS 4.0%
        (f)Potlatch Corp. ...............................................   United States        2,580,250             131,541,145
        (h)Weyerhaeuser Co. .............................................   United States        3,052,200             202,482,948
                                                                                                                ------------------
                                                                                                                       334,024,093
                                                                                                                ------------------

           PERSONAL PRODUCTS 0.6%
        (a)Amorepacific Corp. ...........................................    South Korea           160,937              50,477,511
                                                                                                                ------------------

           PHARMACEUTICALS 2.0%
           Bristol-Myers Squibb Co. .....................................   United States          641,300              14,737,074
        (a)IVAX Corp. ...................................................   United States           43,600               1,365,988
           Merck & Co. Inc. .............................................   United States          468,600              14,906,166
           Pfizer Inc. ..................................................   United States        2,593,430              60,478,788
           Sanofi-Aventis ...............................................       France             686,623              60,151,540
           Wyeth ........................................................   United States          395,300              18,211,471
                                                                                                                ------------------
                                                                                                                       169,851,027
                                                                                                                ------------------

           REAL ESTATE 2.8%
           Canary Wharf Group PLC .......................................   United Kingdom       5,400,183              22,297,787
           Great Eagle Holdings Ltd. ....................................     Hong Kong         12,345,700              34,551,687
           iStar Financial Inc. .........................................   United States        1,056,000              37,646,400
        (a)Link REIT ....................................................     Hong Kong          3,337,130               6,326,802
    (a),(e)Security Capital European Realty .............................     Luxembourg            14,787                 107,465
           Shurgard Storage Centers Inc., A .............................   United States          146,600               8,313,686
           Swire Pacific Ltd., A ........................................     Hong Kong          7,563,600              67,894,032
           Swire Pacific Ltd., B ........................................     Hong Kong         13,605,000              23,687,876
(a),(e),(f)Torre Mayor Investments LP ...................................       Mexico                 170              11,730,000
           Ventas Inc. ..................................................   United States          516,500              16,538,330
                                                                                                                ------------------
                                                                                                                       229,094,065
                                                                                                                ------------------

           ROAD & RAIL 1.1%
    (e),(f)Florida East Coast Industries Inc. ...........................   United States        2,247,600              90,469,271
                                                                                                                ------------------

           SOFTWARE 0.5%
           Microsoft Corp. ..............................................   United States        1,517,700              39,687,855
                                                                                                                ------------------

           TEXTILES APPAREL & LUXURY GOODS 0.2%
           Reebok International Ltd. ....................................   United States          268,600              15,640,578
                                                                                                                ------------------

           THRIFTS & MORTGAGE FINANCE 0.6%
           Hudson City Bancorp Inc. .....................................   United States        2,326,520              28,197,422
           Sovereign Bancorp Inc. .......................................   United States          920,800              19,907,696
                                                                                                                ------------------
                                                                                                                        48,105,118
                                                                                                                ------------------

           TOBACCO 11.6%
           Altadis SA ...................................................       Spain            3,181,151             144,313,337
        (h)Altria Group Inc. ............................................   United States          995,105              74,354,246
           British American Tobacco PLC .................................   United Kingdom      10,342,443             231,317,521


                                                              Annual Report | 27

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                               COUNTRY          CONTRACTS              VALUE
----------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           TOBACCO (CONTINUED)
           Gallaher Group PLC ...........................................   United Kingdom       2,904,884      $       43,854,883
           Imperial Tobacco Group PLC ...................................   United Kingdom       5,733,336             171,336,248
           ITC Ltd. .....................................................       India           18,037,005              56,923,096
           Japan Tobacco Inc. ...........................................       Japan                5,097              74,276,370
           KT&G Corp. ...................................................     South Korea        1,586,130              70,923,232
        (b)KT&G Corp., GDR, 144A ........................................     South Korea        4,680,078             102,961,716
                                                                                                                ------------------
                                                                                                                       970,260,649
                                                                                                                ------------------
           TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
              (COST $5,270,155,096) .....................................                                            7,322,168,772
                                                                                                                ------------------
           PREFERRED STOCKS 0.4%
           DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(d)
           PTV Inc., 10.00%, pfd., A ....................................   United Kingdom          86,280                 181,188
                                                                                                                ------------------
           ELECTRIC UTILITIES 0.0%(d)
        (a)Montana Power Co., 8.45%, pfd. ...............................   United States           49,500                 408,375
                                                                                                                ------------------

           METALS & MINING 0.4%
(e),(f),(g)Esmark Inc., Series A, 10.00%, cvt. pfd. .....................   United States           27,889              29,245,521
           Falconbridge Ltd., 6.00%, cvt. pfd., 1 .......................       Canada              24,284                 613,171
           Falconbridge Ltd., 6.25%, cvt. pfd., 2 .......................       Canada              24,284                 613,171
           Falconbridge Ltd., 6.50%, cvt. pfd., 3 .......................       Canada              12,142                 307,800
                                                                                                                ------------------
                                                                                                                        30,779,663
                                                                                                                ------------------
           TOTAL PREFERRED STOCKS (COST $31,280,649) ....................                                               31,369,226
                                                                                                                ------------------
                                                                                             -------------------
                                                                                             PRINCIPAL AMOUNT(j)
                                                                                             -------------------
           CORPORATE BONDS & NOTES 1.4%
        (b)ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .......       Canada           2,761,000 CAD           2,327,953
        (i)Collins & Aikman Products Co.,
              Revolver, FRN, 10.75%, 8/31/09 ............................   United States          592,200                 574,434
              Tranche B1 Term Loan, FRN, 10.75%, 8/31/11 ................   United States        1,387,200               1,345,584
           Dana Corp.,
              5.85%, 1/15/15 ............................................   United States        6,756,000               4,830,540
              7.00%, 3/01/29 ............................................   United States          913,000                 659,643
        (e)DecisionOne Corp., 144A, 12.00%, 4/15/10 .....................   United States          390,655                 390,655
           Entegra/Union Power,
              Term Loan A, 4.00%, 6/01/12 ...............................   United States        6,680,085               5,744,873
              Term Loan B, 9.00%, 6/01/20 ...............................   United States        6,432,674               5,532,100
           Eurotunnel PLC,
           (b),(i)Senior Tranche G2 Term Loan A, 144A, FRN, 5.618%,
                  12/15/12 ..............................................   United Kingdom         657,069 GBP           1,088,063
               (i)Tier 2, FRN, 5.796%, 12/31/18 .........................   United Kingdom       6,155,799 GBP           9,002,132
               (i)Tier 3, FRN, 5.796%, 12/31/25 .........................   United Kingdom      24,432,938 GBP          19,756,754
           Eurotunnel SA,
                  Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
                     12/15/12 ...........................................       France             706,000 EUR             794,008
              (i)Tier 2 (LIBOR), FRN, 3.393%, 12/31/18 ..................       France           1,420,047 EUR           1,428,955
              (i)Tier 2 (PIBOR), FRN, 3.393%, 12/31/18 ..................       France             628,134 EUR             632,074
              (i)Tier 3 (LIBOR), FRN, 3.393%, 12/31/25 ..................       France          27,236,561 EUR          15,154,681
              (i)Tier 3 (PIBOR), FRN, 3.393%, 12/31/25 ..................       France           5,943,809 EUR           3,307,192


28 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY       PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS & NOTES (CONTINUED)
        (i)Motor Coach Industries International Inc., FRN, 17.406%,
              12/01/08 ..................................................   United States       26,151,608      $       24,844,027
           Trump Entertaiment Resorts Inc., 8.50%, 5/20/15 ..............   United States       17,141,134              16,798,311
           TVMAX Holdings Inc., PIK,
              11.50%, 1/16/06 ...........................................   United States          195,016                 195,016
           (k)14.00%, 1/16/06 ...........................................   United States          549,381                 549,381
                                                                                                                ------------------
           TOTAL CORPORATE BONDS & NOTES (COST $124,006,556) ............                                              114,956,376
                                                                                                                ------------------

           CORPORATE BONDS & NOTES IN REORGANIZATION 0.9%
        (l)Adelphia Communications Corp.,
              9.25%, 10/01/02 ...........................................   United States        4,491,000               2,514,960
              8.125%, 7/15/03 ...........................................   United States          650,000                 370,500
              7.50%, 1/15/04 ............................................   United States        1,655,000                 943,350
              10.50%, 7/15/04 ...........................................   United States        2,605,000               1,484,850
              9.875%, 3/01/05 ...........................................   United States        1,168,000                 662,840
              10.25%, 11/01/06 ..........................................   United States        5,186,000               2,904,160
              9.875%, 3/01/07 ...........................................   United States          528,000                 300,960
              8.375%, 2/01/08 ...........................................   United States        4,053,000               2,310,210
              7.75%, 1/15/09 ............................................   United States        8,875,000               5,014,375
              7.875%, 5/01/09 ...........................................   United States        4,280,000               2,375,400
              9.375%, 11/15/09 ..........................................   United States        4,509,000               2,660,310
              10.875%, 10/01/10 .........................................   United States        3,769,000               2,129,485
              10.25%, 6/15/11 ...........................................   United States        4,712,000               2,850,760
        (l)Armstrong World Industries Inc.,
              6.35%, 8/15/03 ............................................   United States       11,769,000               8,473,680
              6.50%, 8/15/05 ............................................   United States          939,000                 666,690
              9.75%, 4/15/08 ............................................   United States        2,542,000               1,881,080
              7.45%, 5/15/29 ............................................   United States        1,511,000               1,118,140
              Revolver, 10/29/03 ........................................   United States        1,912,950               1,341,456
              Trade Claim ...............................................   United States        5,129,100               3,571,136
        (l)Century Communications Corp.,
           (m)8.875%, 1/15/07 ...........................................   United States          262,000                 251,520
              8.75%, 10/01/07 ...........................................   United States        2,620,000               2,462,800
              8.375%, 12/15/07 ..........................................   United States          392,000                 376,320
              senior note, 9.50%, 3/01/05 ...............................   United States          735,000                 712,950
              Series B, zero cpn., 1/15/08 ..............................   United States        4,045,000               2,244,975
              zero cpn., 3/15/03 ........................................   United States        7,228,000               6,143,800
    (k),(l)Owens Corning, Revolver, 6/26/02 .............................   United States       13,143,250              18,400,550
        (l)Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ......   United States           40,000                      20
                                                                                                                ------------------
           TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $73,759,223)                                           74,167,277
                                                                                                                ------------------


                                                              Annual Report | 29

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/
                                                                               COUNTRY       PRINCIPAL AMOUNT(j)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
           COMPANIES IN LIQUIDATION 0.0%(d)
        (a)City Investing Co. Liquidating Trust .........................   United States          125,500      $           13,805
        (a)MBOP Liquidating Trust .......................................   United States          273,144                      35
        (a)Petrie Stores Liquidating Trust, CBI .........................   United States        1,213,700                 436,932
        (a)United Cos. Financial Corp., Bank Claim ......................   United States           77,701                      --
                                                                                                                ------------------

           TOTAL COMPANIES IN LIQUIDATION (COST $--) ....................                                                  450,772
                                                                                                                ------------------

           GOVERNMENT AGENCIES 6.9%
           Federal Home Loan Bank, 2.26% - 3.35%, 1/03/06 - 9/27/07 .....   United States      563,155,000             558,399,374
           Federal National Mortgage Association, 2.20%, 12/18/06 .......   United States       10,000,000               9,764,380
           Government of Norway, 6.75%, 1/15/07 .........................       Norway          51,550,000 NOK           7,939,369
        (n)U.S. Treasury Bill, 2/02/06 ..................................   United States        3,000,000               2,990,388
                                                                                                                ------------------
           TOTAL GOVERNMENT AGENCIES (COST $579,478,308) ................                                              579,093,511
                                                                                                                ------------------

           TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
              (COST $6,078,679,832) .....................................                                            8,122,205,934
                                                                                                                ------------------

           REPURCHASE AGREEMENTS 0.0%(d)
    (o),(p)Bank of America LLC, 4.32%, 1/03/06 (Maturity Value
              $45,027) Collateralized by U.S. Government Agency
              Securities, 5.00% - 5.50%, 9/01/33-10/01/35 ...............   United States           45,005                  45,005
    (o),(p)Bear Stearns & Co. Inc., 4.25%, 1/03/06 (Maturity Value
              $52,031) Collateralized by U.S. Government Agencies,
              3.282% - 7.155%, 3/01/07 - 9/01/45 ........................   United States           52,006                  52,006
    (o),(p)Citigroup Global Markets Inc., 4.26%, 1/03/06 (Maturity
              Value $39,023) Collateralized by U.S. Government
              Agency Securities and
             (n)U.S. Treasury Bills, 0.00% - 14.00%, 1/03/06 - 8/06/38 ..   United States           39,005                  39,005
    (o),(p)Merrill Lynch GSI, 4.25%, 1/03/06 (Maturity Value $58,034)
              Collateralized by (n)U.S. Government Agency Securities,
              1/03/06 - 1/04/06 .........................................   United States           58,007                  58,007
    (o),(p)Morgan Stanley & Co. Inc., 4.31%, 1/03/06 (Maturiy Value
              $63,008) Collateralized by U.S. Government Agency
              Securities, 5.00%, 6/01/35 - 7/01/35 ......................   United States           63,008                  63,008
                                                                                                                ------------------
           TOTAL REPURCHASE AGREEMENTS (COST $257,031) ..................                                                  257,031
                                                                                                                ------------------
           TOTAL INVESTMENTS (COST $6,078,936,863) 97.4% ................                                            8,122,462,965
           OPTIONS WRITTEN 0.0%(d) ......................................                                                   (8,000)
           SECURITIES SOLD SHORT (1.1)% .................................                                              (91,331,667)
           NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.7% .......                                               61,924,563
           OTHER ASSETS, LESS LIABILITIES 2.9% ..........................                                              246,355,956
                                                                                                                ------------------
           NET ASSETS 100.0% ............................................                                       $    8,339,403,817
                                                                                                                ------------------


30 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY           CONTRACTS             VALUE
----------------------------------------------------------------------------------------------------------------------------------
        (q)OPTIONS WRITTEN (PREMIUMS RECEIVED $33,599) 0.0%(d)
           PHARMACEUTICALS 0.0%(D)
           Pfizer Inc., Jan. 22.50 Puts, 1/21/06 ........................   United States              400      $            8,000
                                                                                                                ------------------

                                                                                                  ------
                                                                                                  SHARES
                                                                                                  ------
        (r)SECURITIES SOLD SHORT 1.1%
           COMMERCIAL BANKS 0.3%
           Bank of America Corp. ........................................   United States          573,391              26,461,995
                                                                                                                ------------------
           FOOD PRODUCTS 0.2%
           Kraft Foods Inc., A ..........................................   United States          661,443              18,613,006
                                                                                                                ------------------
           HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
           Alcon Inc. ...................................................   Switzerland             34,100               4,419,360
                                                                                                                ------------------
           HEALTH CARE PROVIDERS & SERVICES 0.0%(d)
           WellPoint Inc. ...............................................   United States               15                   1,197
                                                                                                                ------------------
           OIL & GAS, & CONSUMABLE FUELS 0.4%
           ConocoPhillips ...............................................   United States          394,150              22,931,647
           Occidental Petroleum Corp. ...................................   United States          127,310              10,169,523
                                                                                                                ------------------
                                                                                                                        33,101,170
                                                                                                                ------------------

           PHARMACEUTICALS 0.0%(d)
           Teva Pharmaceutical Industries Ltd., ADR .....................      Israel               18,400                 791,384
                                                                                                                ------------------

           REAL ESTATE 0.1%
           Public Storage Inc. ..........................................   United States          117,300               7,943,555
                                                                                                                ------------------

           TOTAL SECURITIES SOLD SHORT (PROCEEDS $93,334,499) ...........                                       $       91,331,667
                                                                                                                ------------------

CURRENCY ABBREVIATIONS

CAD -  Canadian Dollar
EUR -  Euro
GBP -  British Pound
NOK -  Norwegian Krone


                                                              Annual Report | 31

Mutual Discovery Fund

SELECTED PORTFOLIO ABBREVIATIONS

ADR   -  American Depository Receipt
CBI   -  Certificate of Beneficial Interest
FRN   -  Floating Rate Note
GDR   -  Global Depository Receipt
LIBOR -  London InterBank Offered Rate
PIBOR -  Paris InterBank Offered Rate
PIK   -  Payment In Kind
REIT  -  Real Estate Investment Trust

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $120,126,584, representing 1.44% of net assets.

(c) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)   Rounds to less than 0.05% of net assets.

(e)   See Note 11 regarding restricted and illiquid securities.

(f)   See Note 13 regarding holdings of 5% voting securities.

(g)   See Note 14 regarding other considerations.

(h) See Note 1(g) regarding securities segregated with broker for securities sold short.

(i)   The coupon rate shown represents the rate at period end.

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)   See Note 12 regarding unfunded loan commitments.

(l)   See Note 10 regarding defaulted securities.

(m)   A portion or all of the security is on loan as of December 31, 2005. See
      Note 1(i).

(n) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(o)   See Note 1(c) regarding repurchase agreements.

(p)   Investment from cash collateral received for loaned security. See Note
      1(i).

(q)   See Note 1(f) regarding written options.

(r)   See Note 1(g) regarding securities sold short.


32 | See notes to financial statements. | Annual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................................................    $ 5,765,665,686
      Cost - Controlled affiliated issuers (Note 13) .............................................         12,872,099
      Cost - Non-controlled affiliated issuers (Note 13) .........................................        300,142,047
      Cost - Repurchase agreements ...............................................................            257,031
                                                                                                      ---------------
      Total cost of investments ..................................................................    $ 6,078,936,863
                                                                                                      ===============
      Value - Unaffiliated issuers (includes securities segregated with
         broker for securities sold short in the amount of $170,128,000) .........................    $ 7,725,792,091
      Value - Controlled affiliated issuers (Note 13) ............................................            500,007
      Value - Non-controlled affiliated issuers (Note 13) ........................................        395,913,836
      Value - Repurchase agreements ..............................................................            257,031
                                                                                                      ---------------
      Total value of investments .................................................................      8,122,462,965
   Cash ..........................................................................................            910,477
   Foreign currency, at value (cost $107,462,080 ) ...............................................        107,604,420
   Receivables:
      Investment securities sold .................................................................         25,901,771
      Capital shares sold ........................................................................         39,042,583
      Dividends and interest .....................................................................         10,971,785
   Unrealized gain on forward exchange contracts (Note 8) ........................................         81,701,561
   Unrealized gain on unfunded loan commitments (Note 12) ........................................            557,395
   Cash on deposits with brokers for securities sold short .......................................         97,475,601
   Due from broker - synthetic equity swaps ......................................................         10,284,999
                                                                                                      ---------------
         Total assets ............................................................................      8,496,913,557
                                                                                                      ---------------
Liabilities:
   Payables:
   Investment securities purchased ...............................................................         18,058,571
      Capital shares redeemed ....................................................................         14,922,513
      Affiliates .................................................................................         11,505,988
   Options written, at value (premiums received $33,599) .........................................              8,000
   Securities sold short, at value (proceeds $93,334,499) ........................................         91,331,667
   Payable upon return of securities loaned ......................................................            257,031
   Unrealized loss on forward exchange contracts (Note 8) ........................................         19,776,998
   Deferred tax ..................................................................................            212,578
   Accrued expenses and other liabilities ........................................................          1,436,394
                                                                                                      ---------------
         Total liabilities .......................................................................        157,509,740
                                                                                                      ---------------
            Net assets, at value .................................................................    $ 8,339,403,817
                                                                                                      ===============
Net assets consist of:
   Paid-in capital ...............................................................................    $ 6,139,428,539
   Distributions in excess of net investment income ..............................................         (1,761,200)
   Net unrealized appreciation (depreciation) ....................................................      2,109,711,128
   Accumulated net realized gain (loss) ..........................................................         92,025,350
                                                                                                      ---------------
            Net assets, at value .................................................................    $ 8,339,403,817
                                                                                                      ===============


                         Annual Report | See notes to financial statements. | 33

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
Net assets, at value .............................................................................    $ 3,033,755,606
                                                                                                      ===============
Shares outstanding ...............................................................................        115,456,745
                                                                                                      ===============
Net asset value and maximum offering price per share(a) ..........................................    $         26.28
                                                                                                      ===============
CLASS A:
Net assets, at value .............................................................................    $ 3,545,288,399
                                                                                                      ===============
Shares outstanding ...............................................................................        136,142,798
                                                                                                      ===============
Net asset value per share(a) .....................................................................    $         26.04
                                                                                                      ===============
Maximum offering price per share (net asset value per share / 94.25%) ............................    $         27.63
                                                                                                      ===============
CLASS B:
Net assets, at value .............................................................................    $   225,157,668
                                                                                                      ===============
Shares outstanding ...............................................................................          8,805,916
                                                                                                      ===============
Net asset value and maximum offering price per share(a) ..........................................    $         25.57
                                                                                                      ===============
CLASS C:
Net assets, at value .............................................................................    $ 1,435,701,504
                                                                                                      ===============
Shares outstanding ...............................................................................         55,442,603
                                                                                                      ===============
Net asset value and maximum offering price per share(a) ..........................................    $         25.90
                                                                                                      ===============
CLASS R:
Net assets, at value .............................................................................    $    99,500,640
                                                                                                      ===============
Shares outstanding ...............................................................................          3,844,449
                                                                                                      ===============
Net asset value and maximum offering price per share(a) ..........................................    $         25.88
                                                                                                      ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


34 | See notes to financial statements. | Annual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
   Dividends (net of foreign taxes of $8,544,990)
      Unaffiliated issuers .......................................................................    $   141,624,235
      Controlled affiliated issuers (Note 13) ....................................................           (170,273)
      Non-controlled affiliated issuers (Note 13) ................................................         (1,022,289)
   Interest ......................................................................................         30,117,220
   Income from securities loaned - net ...........................................................              9,835
   Other income (Note 15) ........................................................................            166,932
                                                                                                      ---------------
         Total investment income .................................................................        170,725,660
                                                                                                      ===============
Expenses:
   Management fees (Note 3a) .....................................................................         54,005,775
   Administrative fees (Note 3b) .................................................................          5,274,950
   Distribution fees (Note 3c)
      Class A ....................................................................................          9,360,408
      Class B ....................................................................................          2,029,470
      Class C ....................................................................................         11,640,631
      Class R ....................................................................................            362,842
   Transfer agent fees (Note 3e) .................................................................          8,042,700
   Custodian fees (Note 4) .......................................................................          1,707,300
   Reports to shareholders .......................................................................            608,400
   Registration and filing fees ..................................................................            416,650
   Professional fees .............................................................................            412,312
   Directors' fees and expenses ..................................................................            174,400
   Dividends on securities sold short ............................................................          2,377,235
   Other .........................................................................................            217,843
                                                                                                      ---------------
         Total expenses ..........................................................................         96,630,916
         Expense reductions (Note 4) .............................................................            (44,935)
                                                                                                      ---------------
            Net expenses .........................................................................         96,585,981
                                                                                                      ---------------
               Net investment income .............................................................         74,139,679
                                                                                                      ===============
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ....................................................................        493,383,294
         Non-controlled affiliated issuers (Note 13) .............................................         15,783,841
      Written options ............................................................................            506,328
      Foreign currency transactions ..............................................................         36,652,813
      Securities sold short ......................................................................         (1,033,170)
                                                                                                      ---------------
               Net realized gain (loss) ..........................................................        545,293,106
                                                                                                      ===============
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................................        269,117,949
      Translation of assets and liabilities denominated in foreign
         currencies ..............................................................................        140,860,149
   Change in deferred taxes on unrealized appreciation ...........................................            351,072
                                                                                                      ---------------
               Net change in unrealized appreciation (depreciation) ..............................        410,329,170
                                                                                                      ---------------
Net realized and unrealized gain (loss) ..........................................................        955,622,276
                                                                                                      ---------------
Net increase (decrease) in net assets resulting from operations ..................................    $ 1,029,761,955
                                                                                                      ===============


                         Annual Report | See notes to financial statements. | 35

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   ----------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
                                                                                         2005              2004
                                                                                   ----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $    74,139,679    $    77,174,072
      Net realized gain (loss) from investments, written options,
         securities sold short, and foreign currency transactions ..............       545,293,106        189,690,486
      Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign
         currencies, and deferred taxes ........................................       410,329,170        641,209,947
                                                                                   ----------------------------------
            Net increase (decrease) in net assets resulting from operations ....     1,029,761,955        908,074,505
                                                                                   ----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...............................................................       (48,037,194)       (56,656,081)
         Class A ...............................................................       (42,518,253)       (39,448,944)
         Class B ...............................................................        (1,634,133)        (2,633,811)
         Class C ...............................................................       (10,283,880)       (13,213,407)
         Class R ...............................................................        (1,080,128)          (815,309)

Net realized gains:
         Class Z ...............................................................      (146,590,402)                --
         Class A ...............................................................      (171,167,526)                --
         Class B ...............................................................       (11,212,671)                --
         Class C ...............................................................       (70,203,636)                --
         Class R ...............................................................        (4,839,461)                --
                                                                                   ----------------------------------
   Total distributions to shareholders .........................................      (507,567,284)      (112,767,552)
                                                                                   ----------------------------------
   Capital share transactions: (Note 2)
         Class Z ...............................................................       236,977,632         50,114,536
         Class A ...............................................................     1,242,352,449        391,763,708
         Class B ...............................................................        22,746,797         47,123,925
         Class C ...............................................................       379,781,109        113,386,535
         Class R ...............................................................        47,560,961         21,446,986
                                                                                   ----------------------------------
   Total capital share transactions ............................................     1,929,418,948        623,835,690
                                                                                   ----------------------------------

   Redemption fees .............................................................            45,185             25,982
                                                                                   ----------------------------------
            Net increase (decrease) in net assets ..............................     2,451,658,804      1,419,168,625
Net assets:
   Beginning of year ...........................................................     5,887,745,013      4,468,576,388
                                                                                   ----------------------------------
   End of year .................................................................   $ 8,339,403,817    $ 5,887,745,013
                                                                                   ==================================
Distributions in excess of net investment income included in net assets:
   End of year .................................................................   $    (1,761,200)   $   (31,462,123)
                                                                                   ==================================


36 | See notes to financial statements. | Annual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


38 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                                                              Annual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign tax. The foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign market in which the Fund invests.


40 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                              Annual Report | 41

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were 800 million shares authorized ($0.001 par value) of which 300 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B, 100 million shares as Class C and 200 million shares as Class R. Transactions in the Fund's shares were as follows:

                                      ------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                   2005                           2004
                                      ------------------------------------------------------------
                                         SHARES          AMOUNT          SHARES         AMOUNT
                                      ------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ....................    11,753,534   $   299,204,550     7,946,686   $  174,333,866
   Shares issued in reinvestment of
      distributions ...............     6,789,554       177,729,592     2,248,630       51,872,202
   Shares redeemed ................    (9,384,324)     (239,956,510)   (8,088,625)    (176,091,532)
                                      ------------------------------------------------------------
   Net increase (decrease) ........     9,158,764   $   236,977,632     2,106,691   $   50,114,536
                                      ============================================================

CLASS A SHARES:
   Shares sold ....................    56,645,618   $ 1,439,893,472    28,991,422   $  629,994,733
   Shares issued in reinvestment of
      distributions ...............     7,726,972       200,597,742     1,608,954       36,824,687
   Shares redeemed ................   (15,740,243)     (398,138,765)  (12,750,856)    (275,055,712)
                                      ------------------------------------------------------------
   Net increase (decrease) ........    48,632,347   $ 1,242,352,449    17,849,520   $  391,763,708
                                      ============================================================


42 | Annual Report

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

CLASS B SHARES:
   Shares sold .......................        1,235,020   $    30,441,216     2,611,993   $   55,685,546
   Shares issued in reinvestment of
      distributions ..................          458,269        11,673,181       106,415        2,382,517
   Shares redeemed ...................         (781,874)      (19,367,600)     (514,048)     (10,944,138)
                                            ------------------------------------------------------------
   Net increase (decrease) ...........          911,415   $    22,746,797     2,204,360   $   47,123,925
                                            ============================================================

CLASS C SHARES:
   Shares sold .......................       17,305,812   $   435,052,733     9,235,697   $  199,753,205
   Shares issued in reinvestment of
      distributions ..................        2,753,526        71,071,498       519,083       11,739,964
   Shares redeemed ...................       (5,039,587)     (126,343,122)   (4,560,279)     (98,106,634)
                                            ------------------------------------------------------------
   Net increase (decrease) ...........       15,019,751   $   379,781,109     5,194,501   $  113,386,535
                                            ============================================================

CLASS R SHARES:
   Shares sold .......................        2,257,530   $    56,609,057     1,223,108   $   26,261,073
   Shares issued in reinvestment of
      distributions ..................          224,837         5,801,526        35,218          803,727
   Shares redeemed ...................         (587,868)      (14,849,622)     (258,493)      (5,617,814)
                                            ------------------------------------------------------------
   Net increase (decrease) ...........        1,894,499   $    47,560,961       999,833   $   21,446,986
                                            ============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pay an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE             NET ASSETS
--------------------------------------------------------------------------------
      0.800%                    Up to and including $4 billion
      0.770%                    Over $4 billion, up to and including $7 billion
      0.750%                    Over $7 billion, up to and including $10 billion
      0.730%                    In excess of $10 billion

Effective May 19, 2005, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                                                              Annual Report | 43

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   1.00%
Class C ................................................................   1.00%
Class R ................................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received(a) .....................................   $ 3,043,646
Contingent deferred sales charges retained .......................   $   299,536

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $8,042,700, of which $5,363,139 was retained by Investor Services.


44 | Annual Report

Mutual Discovery Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $20,570,378 of capital loss carry-forwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $2,381,508.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, passive foreign investment company shares, wash sales, foreign currency transactions, bond discounts and premiums, foreign taxes paid on net realized gains and certain dividends on securities sold short.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................   $ 6,116,705,735
                                                                ===============

Unrealized appreciation .....................................   $ 2,144,287,075
Unrealized depreciation .....................................      (138,529,845)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $ 2,005,757,230
                                                                ===============

Undistributed ordinary income ...............................   $    56,789,348
Undistributed long term capital gains .......................       122,452,041
                                                                ---------------
Distributable earnings ......................................   $   179,241,389
                                                                ===============


                                                              Annual Report | 45

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

                                                   -----------------------------
                                                        2005            2004
                                                   -----------------------------
Distributions paid from:
Ordinary income ................................   $ 141,987,989   $ 112,767,552
Long term capital gain .........................     365,579,295              --
                                                   -----------------------------
                                                   $ 507,567,284   $ 112,767,552
                                                   =============================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $2,988,697,832 and $1,695,819,654, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

                                                         NUMBER        PREMIUMS
                                                      OF CONTRACTS     RECEIVED
                                                      --------------------------
Options outstanding at December 31, 2004 ..........          1,370    $ 187,538
Options written ...................................        128,100      673,620
Options expired ...................................       (124,793)    (288,456)
Options exercised .................................           (428)     (74,935)
Options closed ....................................         (3,849)    (464,168)
                                                      --------------------------
Options outstanding at December 31, 2005 ..........            400    $  33,599
                                                      ==========================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF     NOTIONAL      UNREALIZED
CONTRACTS TO BUY                                             CONTRACTS      VALUE        GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Christian Dior SA (46.76 - 54.99 EUR) ...................       75,476   $  6,710,355   $  2,350,179
02 PLC (1.95 - 1.97 GBP) ................................   14,418,653     49,117,010        360,544
                                                                                        ------------
Total contracts to buy ..............................................................      2,710,723
                                                                                        ------------

----------------------------------------------------------------------------------------------------
                                                             NUMBER OF     NOTIONAL      UNREALIZED
CONTRACTS TO SELL                                            CONTRACTS      VALUE        GAIN (LOSS)
----------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR) ....       75,332   $  6,693,093   $ (1,499,564)
Total contracts to sell .............................................................     (1,499,564)
                                                                                        ============
Net unrealized gain (loss) ..........................................................   $  1,211,159
                                                                                        ============


46 | Annual Report

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

------------------------------------------------------------------------------------------
                                                 CONTRACT        SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                 AMOUNT(a)          DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
        5,824,365   Canadian Dollar ...........  4,932,190          1/23/06   $     82,521
                                                                              ------------

------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                               AMOUNT(a)           DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
       11,250,000   Euro ...................    13,338,338          1/17/06   $      6,433
      132,084,834   Euro ...................   163,202,674          1/23/06      6,620,007
       38,699,382   Swiss Franc ............    31,050,000          2/02/06      1,488,501
       60,025,000   British Pound ..........   107,400,618          2/15/06      4,143,961
        2,826,994   Canadian Dollar ........     2,450,000          2/15/06         14,367
       50,308,098   Euro ...................    61,105,631          2/27/06      1,353,411
      103,060,213   Norwegian Krone ........    15,336,341          3/06/06         10,901
       41,543,824   Euro ...................    49,508,459          3/15/06        202,154
      572,724,389   Swedish Krone ..........    73,314,940          3/15/06        838,824
      888,354,094   Danish Krone ...........   160,466,764          3/17/06     18,907,520
        2,325,000   Euro ...................    18,006,892  DKK     3/17/06        105,095
       25,292,410   British Pound ..........    45,556,689          3/21/06      2,044,098
       47,200,000   British Pound ..........    83,299,515          4/04/06      2,090,272
      170,984,993   Euro ...................   213,503,317          4/25/06      9,759,171
      121,873,910   Norwegian Krone ........    18,945,113          5/08/06        756,809
       39,750,000   British Pound ..........    69,272,325          5/15/06        850,112
       40,200,000   Euro ...................    50,602,090          5/23/06      2,623,891
      224,017,000   Taiwan Dollar ..........     6,875,000          5/30/06         50,718
       31,101,956   Norwegian Krone ........     4,751,686          6/06/06        102,525
       12,165,938   Swiss Franc ............     9,500,000          6/06/06         95,808
       36,705,000   New Zealand Dollar .....    25,987,140          6/07/06      1,250,892
       31,980,000   Euro ...................    38,840,955          6/15/06        623,253

------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                               AMOUNT(a)           DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
   12,834,949,648   Japanese Yen ...........   117,632,320          6/28/06   $  6,357,886
       18,830,000   Euro ...................    22,558,547          7/17/06         16,023
       47,666,230   British Pound ..........    83,191,455          8/14/06      1,048,950
      170,265,714   Euro ...................   212,031,918          8/23/06      7,789,202
      122,396,814   British Pound ..........   212,989,708          9/08/06      1,991,124
      130,641,355   Euro ...................   163,983,550          9/13/06      7,094,371
      130,963,072   Euro ...................   160,942,663         10/18/06      3,382,761
                                                                              ------------
                                                                                81,619,040
                                                                              ------------
Unrealized gain on forward exchange contracts .............................   $ 81,701,561
                                                                              ============

------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                AMOUNT(a)           DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
        1,105,337   Canadian Dollar ........       947,429          1/23/06   $       (590)
                                                                              ------------


                                                              Annual Report | 47

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------
                                                CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                               AMOUNT(a)           DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
   27,686,380,000   Korean Won .............    26,940,000          1/18/06   $   (545,461)
      333,831,351   Canadian Dollar ........   276,399,554          1/23/06    (11,025,325)
      422,533,736   Norwegian Krone ........    62,690,465          2/06/06        (44,864)
       79,495,789   Canadian Dollar ........    67,853,546          2/15/06       (637,088)
        1,789,238   South African Rand .....       275,000          2/15/06         (6,782)
      364,000,000   Norwegian Krone ........    54,066,900          3/06/06        (61,264)
       73,750,000   Euro ...................    86,892,250          3/15/06       (782,603)
        4,425,000   Euro ...................    32,956,260  DKK     3/17/06         (9,514)
  184,267,115,625   Korean Won .............   178,112,500          3/22/06     (4,956,733)
      328,137,892   Taiwan Dollar ..........     9,924,505           5/30/06        (71,636)
      392,000,000   Norwegian Krone ........    58,463,833          6/06/06       (132,837)
      239,125,814   Swiss Francs ...........   184,368,383          6/06/06       (474,340)
        1,458,022   Euro ...................     1,739,041          6/15/06         (3,368)
      268,750,400   Japanese Yen ...........     2,300,000          6/28/06        (29,971)
      111,129,253   Euro ...................   132,044,881          7/17/06       (994,622)
                                                                              ------------
                                                                               (19,776,408)
                                                                              ------------
   Unrealized loss on forward exchange contracts ..........................    (19,776,998)
                                                                              ------------
      Net unrealized gain on forward exchange contracts ...................   $ 61,924,563
                                                                              ============

(a)In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

DKK     -   Danish Krone

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $74,167,277, representing 0.89% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


48 | Annual Report

Mutual Discovery Fund

11. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, CONTRACTS                                                                         ACQUISITION
   AND WARRANTS       ISSUER                                                                  DATE          COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      332,512      AboveNet Inc. .......................................................     10/02/01   $ 15,655,782   $   7,968,118
       11,105      AboveNet Inc., wts., 9/08/08 ........................................     10/02/01      1,437,838          44,420
       13,066      AboveNet Inc., wts., 9/08/10 ........................................     10/02/01      1,768,651          10,453
      359,884      DecisionOne Corp. ...................................................      9/28/99        273,004         256,597
      390,655      DecisionOne Corp., 144A, 12.00%, 4/15/10 ............................     10/21/99      1,460,727         390,655
       27,889      Esmark Inc., Series A, 10.00%, cvt. pfd. ............................     11/08/04     27,889,000      29,245,521
       11,589      FE Capital Holdings Ltd. ............................................      8/29/03             --      16,513,832
    2,247,600      Florida East Coast Industries Inc. ..................................     12/29/95     67,070,841      90,469,271
    8,758,216      Hancock Discovery LLC ...............................................      3/06/97     12,872,099         500,007
    4,551,501      Imagine Group Holdings Ltd. .........................................      8/31/04     46,614,197      46,614,334
      934,740      Kindred Healthcare Inc. .............................................     12/12/01      9,954,196      22,874,957
          449      Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...................      1/01/05             --           6,913
          223      Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ..................      1/01/05             --              --
          675      Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..................      1/01/05             --              --
        3,002      Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..................      7/17/05             --           2,167
       88,766      Kindred Healthcare Inc., wts., Series A, 4/20/06 ....................      4/24/01        798,892       1,716,912
      221,915      Kindred Healthcare Inc., wts., Series B, 4/20/06 ....................      4/24/01      1,775,317       3,647,173
       55,890      NCB Warrant Holdings Ltd., A ........................................     12/16/05             --       9,029,594
       47,160      Olympus Re Holdings Ltd. ............................................     12/19/01      4,716,000         872,460
       14,787      Security Capital European Realty ....................................      4/08/98        810,051         107,465
    2,833,800      Time Warner Inc. ....................................................      8/02/05     48,945,601      48,433,043
       18,832      Time Warner Inc., Jan 10.00 calls, 1/21/06 ..........................      8/17/05     15,790,114      13,841,520
          170      Torre Mayor Investments LP ..........................................     10/28/02     14,065,434      11,730,000
                                                                                                                       -------------
                       TOTAL RESTRICTED AND ILLIQUID SECURITIES (3.65% of Net Assets) ..............................   $ 304,275,412
                                                                                                                       =============


                                                              Annual Report | 49

Mutual Discovery Fund

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At December 31, 2005, unfunded commitments were as follows:

----------------------------------------------------------------------------------
BORROWER                                                       UNFUNDED COMMITMENT
----------------------------------------------------------------------------------
Entegra/Union Power, LOC Facility, FRN, 6/01/12 .............           $1,837,389
Entegra/Union Power, Working Capital Facility FRN, 6/01/12 ..              275,608
Mirant Corp, 4 Year Revolver, 7/17/05 .......................              243,193
Owens Corning, Revolver, 6/26/02 ............................              750,784
TVMAX Holdings, PIK, 14.00%, 1/16/06 ........................                   26
                                                                        ----------
                                                                        $3,107,000
                                                                        ==========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2005, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF SHARES                         NUMBER OF SHARES                 INVESTMENT   REALIZED
                                      HELD AT         GROSS      GROSS         HELD AT         VALUE AT       INCOME      CAPITAL
NAME OF ISSUER                   BEGINNING OF YEAR  ADDITIONS  REDUCTIONS    END OF YEAR      END OF YEAR     (LOSS)    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES(a)
Hancock Discovery LLC .........      8,758,216             --          --      8,758,216     $    500,007  $  (170,273) $        --
                                                                                             ---------------------------------------
NON-CONTROLLED AFFILIATES
Esmark Inc., Series A, 10%,
  cvt. pdf. ...................         18,647          9,242          --         27,889     $ 29,245,521  $ 2,727,954  $        --
Farmer Brothers Co. ...........        904,637             --          --        904,637       17,495,680      366,378           --
FE Capital Holdings Ltd. ......         11,589             --          --         11,589       16,513,832   (1,453,416)  12,798,519
Florida East Coast
  Industries Inc. .............      2,247,600             --          --      2,247,600       90,469,271      516,948           --
Gammon Lake Resources Inc. ....      2,136,800      2,265,300          --      4,402,100       52,304,053           --           --
Gammon Lake Resources, Inc.,
  wts., 4/30/05 ...............      2,265,300             --   2,265,300             --               --           --           --
Imagine Group Holdings Ltd. ...      4,551,501             --          --      4,551,501       46,614,334           --           --
Nippon Investment LLC .........      8,656,000             --   8,656,000             --               --           --   (1,597,970)
Pig Iron, LLC .................             --      2,645,800   2,645,800             --               --           --      (12,025)
Potlatch Corp. ................      2,190,150        667,600     277,500      2,580,250      131,541,145    1,531,260    2,818,470
Torre Mayor Investments, LP ...            170             --          --            170       11,730,000   (4,711,413)   1,776,847
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED
  AFFILIATES ..................                                                              $395,913,836  $(1,022,289) $15,783,841
                                                                                             ---------------------------------------
TOTAL AFFILIATED SECURITIES
  (4.75% of Net Assets) .......                                                              $396,413,843  $(1,192,562) $15,783,841
                                                                                             =======================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.


50 | Annual Report

Mutual Discovery Fund

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                              Annual Report | 51

Mutual Discovery Fund

15. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


52 | Annual Report

Mutual Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Discovery Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006


                                                              Annual Report | 53

Mutual Discovery Fund

TAX DESIGNATION (UNAUDITED)

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $488,033,336 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $126,351,826 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $17,055,277 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $69,736,181 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 26.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid as allowed, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 22, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, Class C and Class R shareholders of record.


54 | Annual Report

Mutual Discovery Fund

RECORD DATE: 12/22/2005

--------------------------------------------------------------------------------
                                              CLASS Z
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Belgium ..............       $0.0012           $0.0054              $0.0054
Bermuda ..............        0.0000            0.0049               0.0024
Canada ...............        0.0015            0.0072               0.0044
Denmark ..............        0.0020            0.0086               0.0085
France ...............        0.0032            0.0194               0.0145
Germany ..............        0.0007            0.0035               0.0030
Hong Kong ............        0.0000            0.0080               0.0000
India ................        0.0000            0.0059               0.0059
Ireland ..............        0.0000            0.0157               0.0157
Italy ................        0.0007            0.0030               0.0030
Japan ................        0.0005            0.0045               0.0045
Luxembourg ...........        0.0012            0.0053               0.0053
Mexico ...............        0.0000            0.0013               0.0013
Netherlands ..........        0.0050            0.0213               0.0120
New Zealand ..........        0.0001            0.0009               0.0000
Norway ...............        0.0044            0.0229               0.0229
South Africa .........        0.0000            0.0050               0.0031
South Korea ..........        0.0016            0.0062               0.0062
Spain ................        0.0021            0.0090               0.0090
Switzerland ..........        0.0029            0.0127               0.0127
Taiwan ...............        0.0011            0.0037               0.0037
United Kingdom .......        0.0000            0.0921               0.0531
                         -------------------------------------------------------
Total ................       $0.0282           $0.2665              $0.1966
                         =======================================================

--------------------------------------------------------------------------------
                                              CLASS A
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Belgium ..............       $0.0012           $0.0046              $0.0046
Bermuda ..............        0.0000            0.0041               0.0020
Canada ...............        0.0015            0.0060               0.0037
Denmark ..............        0.0020            0.0072               0.0071
France ...............        0.0032            0.0163               0.0122
Germany ..............        0.0007            0.0029               0.0025
Hong Kong ............        0.0000            0.0067               0.0000
India ................        0.0000            0.0049               0.0049
Ireland ..............        0.0000            0.0132               0.0132
Italy ................        0.0007            0.0025               0.0025
Japan ................        0.0005            0.0037               0.0037
Luxembourg ...........        0.0012            0.0045               0.0045
Mexico ...............        0.0000            0.0011               0.0011
Netherlands ..........        0.0050            0.0179               0.0101
New Zealand ..........        0.0001            0.0008               0.0000
Norway ...............        0.0044            0.0193               0.0193
South Africa .........        0.0000            0.0042               0.0026
South Korea ..........        0.0016            0.0052               0.0052
Spain ................        0.0021            0.0076               0.0076
Switzerland ..........        0.0029            0.0106               0.0106
Taiwan ...............        0.0011            0.0031               0.0031
United Kingdom .......        0.0000            0.0773               0.0445
                         -------------------------------------------------------
Total ................       $0.0282           $0.2237              $0.1650
                         =======================================================


                                                              Annual Report | 55

Mutual Discovery Fund

--------------------------------------------------------------------------------
                                              CLASS B
                           FOREIGN TAX     FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Belgium ..............       $0.0012           $0.0025             $0.0025
Bermuda ..............        0.0000            0.0023              0.0011
Canada ...............        0.0015            0.0034              0.0021
Denmark ..............        0.0020            0.0040              0.0040
France ...............        0.0032            0.0091              0.0068
Germany ..............        0.0007            0.0016              0.0014
Hong Kong ............        0.0000            0.0037              0.0000
India ................        0.0000            0.0027              0.0027
Ireland ..............        0.0000            0.0074              0.0074
Italy ................        0.0007            0.0014              0.0014
Japan ................        0.0005            0.0021              0.0021
Luxembourg ...........        0.0012            0.0025              0.0025
Mexico ...............        0.0000            0.0006              0.0006
Netherlands ..........        0.0050            0.0100              0.0056
New Zealand ..........        0.0001            0.0004              0.0000
Norway ...............        0.0044            0.0107              0.0107
South Africa .........        0.0000            0.0023              0.0014
South Korea ..........        0.0016            0.0029              0.0029
Spain ................        0.0021            0.0042              0.0042
Switzerland ..........        0.0029            0.0059              0.0059
Taiwan ...............        0.0011            0.0018              0.0018
United Kingdom .......        0.0000            0.0431              0.0248
                         -------------------------------------------------------
Total ................       $0.0282           $0.1246             $0.0919
                         =======================================================

--------------------------------------------------------------------------------
                                              CLASS C
                           FOREIGN TAX     FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Belgium ..............       $0.0012           $0.0029             $0.0029
Bermuda ..............        0.0000            0.0026              0.0013
Canada ...............        0.0015            0.0038              0.0023
Denmark ..............        0.0020            0.0046              0.0046
France ...............        0.0032            0.0103              0.0077
Germany ..............        0.0007            0.0018              0.0016
Hong Kong ............        0.0000            0.0042              0.0000
India ................        0.0000            0.0031              0.0031
Ireland ..............        0.0000            0.0083              0.0083
Italy ................        0.0007            0.0016              0.0016
Japan ................        0.0005            0.0024              0.0024
Luxembourg ...........        0.0012            0.0028              0.0028
Mexico ...............        0.0000            0.0007              0.0007
Netherlands ..........        0.0050            0.0113              0.0064
New Zealand ..........        0.0001            0.0005              0.0000
Norway ...............        0.0044            0.0122              0.0122
South Africa .........        0.0000            0.0027              0.0017
South Korea ..........        0.0016            0.0033              0.0033
Spain ................        0.0021            0.0048              0.0048
Switzerland ..........        0.0029            0.0067              0.0067
Taiwan ...............        0.0011            0.0020              0.0020
United Kingdom .......        0.0000            0.0489              0.0282
                         -------------------------------------------------------
Total ................       $0.0282           $0.1415             $0.1046
                         =======================================================


56 | Annual Report

Mutual Discovery Fund

--------------------------------------------------------------------------------
                                              CLASS R
                           FOREIGN TAX     FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Belgium ..............       $0.0012           $0.0042             $0.0042
Bermuda ..............        0.0000            0.0038              0.0019
Canada ...............        0.0015            0.0056              0.0034
Denmark ..............        0.0020            0.0067              0.0066
France ...............        0.0032            0.0151              0.0113
Germany ..............        0.0007            0.0027              0.0023
Hong Kong ............        0.0000            0.0062              0.0000
India ................        0.0000            0.0046              0.0046
Ireland ..............        0.0000            0.0123              0.0123
Italy ................        0.0007            0.0023              0.0023
Japan ................        0.0005            0.0035              0.0035
Luxembourg ...........        0.0012            0.0042              0.0042
Mexico ...............        0.0000            0.0010              0.0010
Netherlands ..........        0.0050            0.0166              0.0093
New Zealand ..........        0.0001            0.0007              0.0000
Norway ...............        0.0044            0.0179              0.0179
South Africa .........        0.0000            0.0039              0.0024
South Korea ..........        0.0016            0.0049              0.0049
Spain ................        0.0021            0.0070              0.0070
Switzerland ..........        0.0029            0.0099              0.0099
Taiwan ...............        0.0011            0.0029              0.0029
United Kingdom .......        0.0000            0.0719              0.0414
                         -------------------------------------------------------
Total ................       $0.0282           $0.2079             $0.1533
                         =======================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 57

Mutual Discovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)   Director        Since 1987         7                          Director, A.T.D. Inc.(financial
                                                                                               technology and investment company).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM Corporation
101 John F. Kennedy Parkway                                                                    (Sallie Mae) and Allied Capital
Short Hills, NJ 07078-2789                                                                     Corporation (financial services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                    Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                     International Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Director        Since 1996         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     13                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c., and ARC Wireless Solutions,
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Inc.
                                                 Board since 2005
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         14                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)         Director        Since 2002         7                          Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                    (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                        Inc. (pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice President  Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President, and  Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


60 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice            Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 President -
Rockefeller Center               AML
New York, NY 10020-2302          Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since December     Not Applicable             Not Applicable
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 61

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


62 | Annual Report

Mutual Discovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 63

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
   Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2.) The fund is only open to existing shareholders and select retirement plans.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.)  Portfolio of insured municipal securities.

(7.) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                                      One Franklin Parkway
   INVESTMENTS                                          San Mateo, CA 94403-1906

o  WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
   Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL DISCOVERY FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers,  LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 A2005 02/06




  MUTUAL EUROPEAN FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL EUROPEAN FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            THANK YOU FOR YOUR
                            CONTINUED PARTICIPATION

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .....................................................       1

ANNUAL REPORT

Mutual European Fund ...................................................       4

Performance Summary ....................................................       9

Your Fund's Expenses ...................................................      14

Financial Highlights and Statement of Investments ......................      16

Financial Statements ...................................................      25

Notes to Financial Statements ..........................................      29

Report of Independent Registered Public Accounting Firm ................      42

Tax Designation ........................................................      43

Board Members and Officers .............................................      47

Shareholder Information ................................................      52

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL EUROPEAN FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual European Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a +18.03% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned +10.71% in U.S. dollars over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

For the year under review, Europe's economic environment remained subdued despite sustained growth in the global economy. Continued high unemployment, rising energy and raw materials prices, and a strong U.S. dollar adversely impacted the region's economy, particularly during the first six months of the year. In the second half, signs of a pick-up in corporate spending became visible, in sharp contrast to consumer confidence, which remained depressed throughout the region. The French and Dutch electorates' rejection in May of the proposed European constitution, and France's racial riots in the fall,

(1) Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
deepened an already morose social climate. Despite this uninspiring backdrop, European equities had a good year, driven primarily by a decline in the equity risk premium demanded by investors, strong corporate earnings, ample liquidity, and a reawakened mergers and acquisitions market.

Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.(2) This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.(3) European equity markets returned +25.52%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents.(4) By comparison the total return for the MSCI USA Index was +5.72%.(5) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged. At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

------------------------------------------------
U.K.                                       15.7%
------------------------------------------------
France                                     14.0%
------------------------------------------------
U.S.                                        9.9%
------------------------------------------------
Switzerland                                 8.4%
------------------------------------------------
Germany                                     6.7%
------------------------------------------------
Netherlands                                 5.8%
------------------------------------------------
Norway                                      4.8%
------------------------------------------------
Belgium                                     4.2%
------------------------------------------------
Ireland                                     4.2%
------------------------------------------------
South Africa                                3.5%
------------------------------------------------
Spain                                       3.5%
------------------------------------------------
Italy                                       2.5%
------------------------------------------------
Denmark                                     2.5%
------------------------------------------------
Sweden                                      1.9%
------------------------------------------------
Finland                                     1.7%
------------------------------------------------
Other                                       1.5%
------------------------------------------------
Short-Term Investments & Other Net Assets   9.2%
------------------------------------------------

(2)   Source: New York Mercantile Exchange.

(3) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

(4) Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

(5) Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.



                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/05

----------------------------------------------------
                                         % OF TOTAL
                                         NET ASSETS
----------------------------------------------------
Tobacco                                        11.4%
----------------------------------------------------
Commercial Banks                               11.0%
----------------------------------------------------
Food Products                                  10.4%
----------------------------------------------------
Insurance                                       5.3%
----------------------------------------------------
Metals & Mining                                 5.1%
----------------------------------------------------
Machinery                                       5.1%
----------------------------------------------------
Beverages                                       4.3%
----------------------------------------------------
Diversified Telecommunication Services          4.3%
----------------------------------------------------
Oil, Gas & Consumable Fuels                     4.0%
----------------------------------------------------
Diversified Financial Services                  3.4%
----------------------------------------------------

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

While our investment approach contributed to positive Fund performance during the year under review, our equity portfolio was our strongest contributor. Three of the Fund's best performing stock investments included British American Tobacco (BAT), Anglo American and Euronext.

London-based BAT was the largest contributor to Fund performance during the year under review. BAT is the world's second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company's stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT.

U.K.-headquartered Anglo American is a global mining and natural resources company with substantial interests in platinum, gold, diamonds, base and ferrous metals, coal, industrial minerals, and paper and packaging. The company is geographically diverse with operations in Africa, Europe, the Americas, Australia and Asia. The stock appreciated 66% in local currency during the year. In 2005, Anglo and its peers in the mining sector benefited


6 | Annual Report
from a strong commodity cycle and high metal prices driven by sustained world demand, particularly from China. Furthermore, management announced in October that the company would strategically refocus activities on its core mining businesses and return capital to shareholders. This development was positively received by investors and resulted in a reduction of the conglomerate discount traditionally given to Anglo by the markets.

Euronext, the Netherlands-based pan-European stock and derivatives exchange, also performed well during the period as investors focused on the company's attractive fundamentals and valuation. Despite uncertainty about a formal bid for the London Stock Exchange, Euronext's share price appreciated 100% in local currency in 2005, reflecting the strength of the company's business model and buoyant trading environment. The market backdrop remained positive for Euronext, and management's focus on value creation continued to be resolute.

Although many of our investments performed well in 2005, some of the Fund's securities posted negative performance. Three positions that declined in value during the year included Rio Narcea Gold Mines, a Canada-based mining company with operations in Western Europe as well as other geographic locations; White Mountains Insurance Group, a U.S. insurance company; and NTL, a communication services provider with operations in the U.K.

Our investment in Rio Narcea performed poorly and declined 42% in local currency due to a delay in the start-up date of a new nickel mine in Spain. The stock continued to trade at very low valuations.

White Mountains' shares weakened 12% largely due to the company's exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

Cable company NTL's shares declined modestly (down 7%) in 2005. However, the company's core consumer business continued to perform solidly. Additionally, in October 2005, the company announced its acquisition of Telewest Communications, the other significant player in the U.K. cable market. We believed that this transaction should generate meaningful cost savings, and that NTL shares remained attractively valued relative to the cash flow generating capacity of the combined businesses.

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

TOP 10 HOLDINGS
12/31/05

--------------------------------------------------------
COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
--------------------------------------------------------
British American Tobacco PLC                        4.5%
   TOBACCO, U.K.
--------------------------------------------------------
Anglo American PLC, ord. & ADR                      3.6%
   METALS & MINING, SOUTH AFRICA
--------------------------------------------------------
Orkla ASA                                           3.2%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------------
Imperial Tobacco Group PLC                          2.8%
   TOBACCO, U.K.
--------------------------------------------------------
Nestle SA                                           2.8%
   FOOD PRODUCTS, SWITZERLAND
--------------------------------------------------------
Altadis SA                                          2.7%
   TOBACCO, SPAIN
--------------------------------------------------------
Schindler Holding AG, ord. & Reg D                  2.7%
   MACHINERY, SWITZERLAND
--------------------------------------------------------
NTL Inc.                                            2.4%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   U.K.
--------------------------------------------------------
Allied Irish Banks PLC                              2.2%
   COMMERCIAL BANKS, IRELAND
--------------------------------------------------------
Siemens AG                                          2.2%
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.


[PHOTO]          /s/ Philippe Brugere-Trelat

                 Philippe Brugere-Trelat
                 Portfolio Manager


[PHOTO]          /s/ Charles M. Lahr

                 Charles M. Lahr, CFA
                 Assistant Portfolio Manager

                 Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT has been a manager of Mutual European Fund since January 2005 and assumed the duties of lead portfolio manager in May 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------
CLASS Z (SYMBOL: MEURX)                     CHANGE   12/31/05   12/31/04
------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.55   $  21.30   $  19.75
------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
------------------------------------------------------------------------
Dividend Income                   $0.5525
------------------------------------------------------------------------
Short-Term Capital Gain           $0.3817
------------------------------------------------------------------------
Long-Term Capital Gain            $1.0448
------------------------------------------------------------------------
   TOTAL                          $1.9790
------------------------------------------------------------------------
CLASS A (SYMBOL: TEMIX)                     CHANGE   12/31/05   12/31/04
------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.49   $  20.99   $  19.50
------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
------------------------------------------------------------------------
Dividend Income                   $0.4882
------------------------------------------------------------------------
Short-Term Capital Gain           $0.3817
------------------------------------------------------------------------
Long-Term Capital Gain            $1.0448
------------------------------------------------------------------------
   TOTAL                          $1.9147
------------------------------------------------------------------------
CLASS B (SYMBOL: TEUBX)                     CHANGE   12/31/05   12/31/04
------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.44   $  20.58   $  19.14
------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
------------------------------------------------------------------------
Dividend Income                   $0.3456
------------------------------------------------------------------------
Short-Term Capital Gain           $0.3817
------------------------------------------------------------------------
Long-Term Capital Gain            $1.0448
------------------------------------------------------------------------
   TOTAL                          $1.7721
------------------------------------------------------------------------
CLASS C (SYMBOL: TEURX)                     CHANGE   12/31/05   12/31/04
------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.48   $  20.98   $  19.50
------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
------------------------------------------------------------------------
Dividend Income                   $0.3489
------------------------------------------------------------------------
Short-Term Capital Gain           $0.3817
------------------------------------------------------------------------
Long-Term Capital Gain            $1.0448
------------------------------------------------------------------------
   TOTAL                          $1.7754
------------------------------------------------------------------------

Mutual European Fund paid distributions derived from long-term capital gains of $1.0448 per share in December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------
CLASS Z                              1-YEAR    5-YEAR   INCEPTION (7/3/96)
---------------------------------------------------------------------------
   Cumulative Total Return(2)       +18.03%   +67.60%        +316.36%
---------------------------------------------------------------------------
   Average Annual Total Return(3)   +18.03%   +10.88%         +16.21%
---------------------------------------------------------------------------
   Value of $10,000 Investment(4)  $11,803   $16,760         $41,636
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS A                              1-YEAR    5-YEAR   INCEPTION (11/1/96)
---------------------------------------------------------------------------
   Cumulative Total Return(2)       +17.56%   +64.66%        +269.24%
---------------------------------------------------------------------------
   Average Annual Total Return(3)   +10.80%    +9.18%         +14.58%
---------------------------------------------------------------------------
   Value of $10,000 Investment(4)  $11,080   $15,516         $34,809
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS B                              1-YEAR    5-YEAR   INCEPTION (1/1/99)
---------------------------------------------------------------------------
   Cumulative Total Return(2)       +16.87%   +59.48%        +162.34%
---------------------------------------------------------------------------
   Average Annual Total Return(3)   +12.87%    +9.51%         +14.78%
---------------------------------------------------------------------------
   Value of $10,000 Investment(4)  $11,287   $15,748         $26,234
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS C                              1-YEAR    5-YEAR   INCEPTION (11/1/96)
---------------------------------------------------------------------------
   Cumulative Total Return(2)       +16.78%   +59.40%        +249.83%
---------------------------------------------------------------------------
   Average Annual Total Return(3)   +15.78%    +9.77%         +14.64%
---------------------------------------------------------------------------
   Value of $10,000 Investment(4)  $11,578   $15,940         $34,983
---------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (7/3/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------
          DATE        MUTUAL EUROPEAN FUND - CLASS Z   MSCI AC EUROPE INDEX(5)
--------------------------------------------------------------------------------
         7/3/1996                $10,000                      $10,000
        7/31/1996                $10,060                      $ 9,892
        8/31/1996                $10,430                      $10,191
        9/30/1996                $10,640                      $10,399
       10/31/1996                $10,840                      $10,636
       11/30/1996                $11,260                      $11,171
       12/31/1996                $11,461                      $11,393
        1/31/1997                $11,984                      $11,468
        2/28/1997                $12,236                      $11,625
        3/31/1997                $12,397                      $11,992
        4/30/1997                $12,376                      $11,926
        5/31/1997                $12,537                      $12,443
        6/30/1997                $12,960                      $13,065
        7/31/1997                $13,525                      $13,668
        8/31/1997                $13,282                      $12,900
        9/30/1997                $14,163                      $14,168
       10/31/1997                $13,627                      $13,472
       11/30/1997                $13,768                      $13,673
       12/31/1997                $14,115                      $14,215
        1/31/1998                $14,350                      $14,726
        2/28/1998                $15,134                      $15,878
        3/31/1998                $16,221                      $17,013
        4/30/1998                $16,635                      $17,381
        5/31/1998                $17,218                      $17,652
        6/30/1998                $16,826                      $17,824
        7/31/1998                $16,691                      $18,208
        8/31/1998                $14,792                      $15,837
        9/30/1998                $13,433                      $15,203
       10/31/1998                $13,825                      $16,423
       11/30/1998                $14,723                      $17,319
       12/31/1998                $14,783                      $18,079
        1/31/1999                $14,819                      $17,989
        2/28/1999                $15,007                      $17,553
        3/31/1999                $15,349                      $17,757
        4/30/1999                $16,245                      $18,310
        5/31/1999                $16,281                      $17,466
        6/30/1999                $16,847                      $17,764
        7/31/1999                $16,871                      $17,958
        8/31/1999                $17,026                      $18,148
        9/30/1999                $17,026                      $18,019
       10/31/1999                $17,575                      $18,671
       11/30/1999                $19,054                      $19,193
       12/31/1999                $21,704                      $21,215
        1/31/2000                $22,192                      $19,731
        2/29/2000                $25,032                      $20,747
        3/31/2000                $24,261                      $21,246
        4/30/2000                $23,592                      $20,318
        5/31/2000                $23,631                      $20,143
        6/30/2000                $23,648                      $20,530
        7/31/2000                $23,797                      $20,206
        8/31/2000                $24,393                      $19,952
        9/30/2000                $23,797                      $19,020
       10/31/2000                $24,068                      $18,867
       11/30/2000                $23,973                      $18,064
       12/31/2000                $24,843                      $19,334
        1/31/2001                $25,531                      $19,364
        2/28/2001                $25,387                      $17,635
        3/31/2001                $24,395                      $16,325
        4/30/2001                $25,131                      $17,519
        5/31/2001                $25,563                      $16,692
        6/30/2001                $25,404                      $16,066
        7/31/2001                $25,260                      $16,085
        8/31/2001                $25,019                      $15,675
        9/30/2001                $22,160                      $14,099
       10/31/2001                $22,883                      $14,567
       11/30/2001                $23,365                      $15,166
       12/31/2001                $23,666                      $15,566
        1/31/2002                $24,174                      $14,780
        2/28/2002                $24,535                      $14,759
        3/31/2002                $25,504                      $15,572
        4/30/2002                $26,029                      $15,481
        5/31/2002                $26,177                      $15,449
        6/30/2002                $25,177                      $14,905
        7/31/2002                $23,224                      $13,255
        8/31/2002                $23,257                      $13,260
        9/30/2002                $21,784                      $11,530
       10/31/2002                $21,850                      $12,645
       11/30/2002                $22,065                      $13,271
       12/31/2002                $21,841                      $12,788
        1/31/2003                $21,235                      $12,187
        2/28/2003                $20,578                      $11,804
        3/31/2003                $20,881                      $11,625
        4/30/2003                $22,548                      $13,220
        5/31/2003                $23,979                      $14,102
        6/30/2003                $24,299                      $14,249
        7/31/2003                $24,858                      $14,532
        8/31/2003                $25,383                      $14,533
        9/30/2003                $25,790                      $14,835
       10/31/2003                $26,874                      $15,812
       11/30/2003                $27,857                      $16,480
       12/31/2003                $29,014                      $17,842
        1/31/2004                $29,342                      $18,058
        2/29/2004                $30,310                      $18,603
        3/31/2004                $30,189                      $18,066
        4/30/2004                $29,947                      $17,901
        5/31/2004                $30,034                      $18,202
        6/30/2004                $30,709                      $18,456
        7/31/2004                $30,360                      $17,953
        8/31/2004                $30,447                      $17,982
        9/30/2004                $31,353                      $18,715
       10/31/2004                $32,155                      $19,399
       11/30/2004                $33,863                      $20,809
       12/31/2004                $35,275                      $21,697
        1/31/2005                $34,685                      $21,311
        2/28/2005                $36,454                      $22,415
        3/31/2005                $35,686                      $21,825
        4/30/2005                $35,221                      $21,295
        5/31/2005                $35,793                      $21,409
        6/30/2005                $36,633                      $21,733
        7/31/2005                $37,998                      $22,556
        8/31/2005                $38,627                      $22,937
        9/30/2005                $39,489                      $23,546
       10/31/2005                $38,878                      $22,775
       11/30/2005                $39,991                      $23,202
       12/31/2005                $41,636                      $24,020

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS Z                           12/31/05
------------------------------------------
1-Year                             +18.03%
------------------------------------------
5-Year                             +10.88%
------------------------------------------
Since Inception (7/3/96)           +16.21%
------------------------------------------

CLASS A (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------
          DATE      MUTUAL EUROPEAN FUND - CLASS A     MSCI AC EUROPE INDEX(5)
--------------------------------------------------------------------------------
        11/1/1996               $ 9,426                       $10,000
       11/30/1996               $ 9,783                       $10,503
       12/31/1996               $ 9,954                       $10,712
        1/31/1997               $10,409                       $10,783
        2/28/1997               $10,619                       $10,930
        3/31/1997               $10,759                       $11,276
        4/30/1997               $10,742                       $11,213
        5/31/1997               $10,873                       $11,699
        6/30/1997               $11,240                       $12,284
        7/31/1997               $11,723                       $12,851
        8/31/1997               $11,512                       $12,129
        9/30/1997               $12,269                       $13,321
       10/31/1997               $11,802                       $12,667
       11/30/1997               $11,917                       $12,856
       12/31/1997               $12,214                       $13,366
        1/31/1998               $12,419                       $13,846
        2/28/1998               $13,079                       $14,929
        3/31/1998               $14,002                       $15,996
        4/30/1998               $14,352                       $16,342
        5/31/1998               $14,858                       $16,597
        6/30/1998               $14,517                       $16,759
        7/31/1998               $14,374                       $17,120
        8/31/1998               $12,737                       $14,890
        9/30/1998               $11,559                       $14,294
       10/31/1998               $11,889                       $15,442
       11/30/1998               $12,657                       $16,284
       12/31/1998               $12,711                       $16,999
        1/31/1999               $12,742                       $16,914
        2/28/1999               $12,895                       $16,504
        3/31/1999               $13,180                       $16,696
        4/30/1999               $13,955                       $17,216
        5/31/1999               $13,965                       $16,422
        6/30/1999               $14,442                       $16,702
        7/31/1999               $14,463                       $16,885
        8/31/1999               $14,597                       $17,063
        9/30/1999               $14,587                       $16,942
       10/31/1999               $15,050                       $17,555
       11/30/1999               $16,308                       $18,046
       12/31/1999               $18,565                       $19,947
        1/31/2000               $18,975                       $18,552
        2/29/2000               $21,402                       $19,507
        3/31/2000               $20,737                       $19,976
        4/30/2000               $20,161                       $19,104
        5/31/2000               $20,194                       $18,939
        6/30/2000               $20,190                       $19,303
        7/31/2000               $20,319                       $18,999
        8/31/2000               $20,810                       $18,759
        9/30/2000               $20,307                       $17,883
       10/31/2000               $20,529                       $17,739
       11/30/2000               $20,447                       $16,985
       12/31/2000               $21,177                       $18,178
        1/31/2001               $21,756                       $18,206
        2/28/2001               $21,618                       $16,581
        3/31/2001               $20,777                       $15,350
        4/30/2001               $21,398                       $16,472
        5/31/2001               $21,756                       $15,694
        6/30/2001               $21,614                       $15,105
        7/31/2001               $21,475                       $15,124
        8/31/2001               $21,282                       $14,738
        9/30/2001               $18,834                       $13,256
       10/31/2001               $19,456                       $13,696
       11/30/2001               $19,857                       $14,259
       12/31/2001               $20,106                       $14,636
        1/31/2002               $20,529                       $13,897
        2/28/2002               $20,825                       $13,876
        3/31/2002               $21,642                       $14,642
        4/30/2002               $22,079                       $14,555
        5/31/2002               $22,206                       $14,526
        6/30/2002               $21,342                       $14,014
        7/31/2002               $19,694                       $12,462
        8/31/2002               $19,708                       $12,467
        9/30/2002               $18,458                       $10,841
       10/31/2002               $18,501                       $11,889
       11/30/2002               $18,671                       $12,478
       12/31/2002               $18,489                       $12,023
        1/31/2003               $17,970                       $11,459
        2/28/2003               $17,408                       $11,098
        3/31/2003               $17,653                       $10,930
        4/30/2003               $19,065                       $12,430
        5/31/2003               $20,261                       $13,260
        6/30/2003               $20,529                       $13,397
        7/31/2003               $20,993                       $13,664
        8/31/2003               $21,442                       $13,664
        9/30/2003               $21,776                       $13,948
       10/31/2003               $22,675                       $14,867
       11/30/2003               $23,501                       $15,495
       12/31/2003               $24,468                       $16,776
        1/31/2004               $24,733                       $16,979
        2/29/2004               $25,545                       $17,492
        3/31/2004               $25,442                       $16,986
        4/30/2004               $25,235                       $16,831
        5/31/2004               $25,294                       $17,114
        6/30/2004               $25,862                       $17,353
        7/31/2004               $25,550                       $16,880
        8/31/2004               $25,625                       $16,907
        9/30/2004               $26,368                       $17,596
       10/31/2004               $27,037                       $18,240
       11/30/2004               $28,480                       $19,566
       12/31/2004               $29,662                       $20,400
        1/31/2005               $29,144                       $20,038
        2/28/2005               $30,620                       $21,076
        3/31/2005               $29,966                       $20,521
        4/30/2005               $29,570                       $20,023
        5/31/2005               $30,042                       $20,130
        6/30/2005               $30,733                       $20,434
        7/31/2005               $31,864                       $21,207
        8/31/2005               $32,384                       $21,566
        9/30/2005               $33,102                       $22,139
       10/31/2005               $32,582                       $21,414
       11/30/2005               $33,515                       $21,815
       12/31/2005               $34,869                       $22,585

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           12/31/05
------------------------------------------
1-Year                             +10.80%
------------------------------------------
5-Year                              +9.18%
------------------------------------------
Since Inception (11/1/96)          +14.58%
------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           12/31/05
------------------------------------------
1-Year                             +12.87%
------------------------------------------
5-Year                              +9.51%
------------------------------------------
Since Inception (1/1/99)           +14.78%
------------------------------------------

CLASS B (1/1/99-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------
          DATE        MUTUAL EUROPEAN FUND - CLASS B   MSCI AC EUROPE INDEX(5)
--------------------------------------------------------------------------------
         1/1/1999               $10,000                     $10,000
        1/31/1999               $10,016                     $ 9,950
        2/28/1999               $10,136                     $ 9,709
        3/31/1999               $10,361                     $ 9,822
        4/30/1999               $10,954                     $10,128
        5/31/1999               $10,962                     $ 9,661
        6/30/1999               $11,334                     $ 9,826
        7/31/1999               $11,342                     $ 9,933
        8/31/1999               $11,439                     $10,038
        9/30/1999               $11,431                     $ 9,967
       10/31/1999               $11,788                     $10,327
       11/30/1999               $12,770                     $10,616
       12/31/1999               $14,517                     $11,735
        1/31/2000               $14,831                     $10,914
        2/29/2000               $16,713                     $11,476
        3/31/2000               $16,190                     $11,752
        4/30/2000               $15,729                     $11,239
        5/31/2000               $15,746                     $11,141
        6/30/2000               $15,738                     $11,356
        7/31/2000               $15,820                     $11,177
        8/31/2000               $16,206                     $11,036
        9/30/2000               $15,802                     $10,520
       10/31/2000               $15,967                     $10,436
       11/30/2000               $15,894                     $ 9,992
       12/31/2000               $16,450                     $10,694
        1/31/2001               $16,894                     $10,710
        2/28/2001               $16,775                     $ 9,754
        3/31/2001               $16,114                     $ 9,030
        4/30/2001               $16,580                     $ 9,690
        5/31/2001               $16,861                     $ 9,232
        6/30/2001               $16,744                     $ 8,886
        7/31/2001               $16,624                     $ 8,897
        8/31/2001               $16,462                     $ 8,670
        9/30/2001               $14,572                     $ 7,798
       10/31/2001               $15,028                     $ 8,057
       11/30/2001               $15,332                     $ 8,389
       12/31/2001               $15,518                     $ 8,610
        1/31/2002               $15,838                     $ 8,175
        2/28/2002               $16,058                     $ 8,163
        3/31/2002               $16,675                     $ 8,613
        4/30/2002               $17,006                     $ 8,563
        5/31/2002               $17,094                     $ 8,545
        6/30/2002               $16,425                     $ 8,244
        7/31/2002               $15,136                     $ 7,331
        8/31/2002               $15,147                     $ 7,334
        9/30/2002               $14,169                     $ 6,378
       10/31/2002               $14,203                     $ 6,994
       11/30/2002               $14,325                     $ 7,340
       12/31/2002               $14,182                     $ 7,073
        1/31/2003               $13,778                     $ 6,741
        2/28/2003               $13,329                     $ 6,529
        3/31/2003               $13,520                     $ 6,430
        4/30/2003               $14,586                     $ 7,312
        5/31/2003               $15,494                     $ 7,800
        6/30/2003               $15,696                     $ 7,881
        7/31/2003               $16,034                     $ 8,038
        8/31/2003               $16,373                     $ 8,038
        9/30/2003               $16,621                     $ 8,205
       10/31/2003               $17,298                     $ 8,746
       11/30/2003               $17,919                     $ 9,115
       12/31/2003               $18,642                     $ 9,869
        1/31/2004               $18,836                     $ 9,988
        2/29/2004               $19,442                     $10,290
        3/31/2004               $19,351                     $ 9,993
        4/30/2004               $19,191                     $ 9,902
        5/31/2004               $19,225                     $10,068
        6/30/2004               $19,633                     $10,209
        7/31/2004               $19,391                     $ 9,930
        8/31/2004               $19,437                     $ 9,946
        9/30/2004               $19,990                     $10,352
       10/31/2004               $20,485                     $10,730
       11/30/2004               $21,568                     $11,510
       12/31/2004               $22,448                     $12,001
        1/31/2005               $22,060                     $11,788
        2/28/2005               $23,163                     $12,399
        3/31/2005               $22,647                     $12,072
        4/30/2005               $22,342                     $11,779
        5/31/2005               $22,682                     $11,842
        6/30/2005               $23,191                     $12,021
        7/31/2005               $24,039                     $12,476
        8/31/2005               $24,416                     $12,687
        9/30/2005               $24,946                     $13,024
       10/31/2005               $24,533                     $12,598
       11/30/2005               $25,216                     $12,834
       12/31/2005               $26,234                     $13,286

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           12/31/05
------------------------------------------
1-Year                             +15.78%
------------------------------------------
5-Year                              +9.77%
------------------------------------------
Since Inception (11/1/96)          +14.64%
------------------------------------------

CLASS C (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------
          DATE        MUTUAL EUROPEAN FUND - CLASS C   MSCI AC EUROPE INDEX(5)
--------------------------------------------------------------------------------
        11/1/1996               $10,000                       $10,000
       11/30/1996               $10,369                       $10,503
       12/31/1996               $10,552                       $10,712
        1/31/1997               $11,025                       $10,783
        2/28/1997               $11,248                       $10,930
        3/31/1997               $11,378                       $11,276
        4/30/1997               $11,359                       $11,213
        5/31/1997               $11,489                       $11,699
        6/30/1997               $11,869                       $12,284
        7/31/1997               $12,370                       $12,851
        8/31/1997               $12,137                       $12,129
        9/30/1997               $12,929                       $13,321
       10/31/1997               $12,435                       $12,667
       11/30/1997               $12,556                       $12,856
       12/31/1997               $12,862                       $13,366
        1/31/1998               $13,067                       $13,846
        2/28/1998               $13,776                       $14,929
        3/31/1998               $14,751                       $15,996
        4/30/1998               $15,110                       $16,342
        5/31/1998               $15,634                       $16,597
        6/30/1998               $15,264                       $16,759
        7/31/1998               $15,122                       $17,120
        8/31/1998               $13,383                       $14,890
        9/30/1998               $12,140                       $14,294
       10/31/1998               $12,487                       $15,442
       11/30/1998               $13,288                       $16,284
       12/31/1998               $13,332                       $16,999
        1/31/1999               $13,354                       $16,914
        2/28/1999               $13,515                       $16,504
        3/31/1999               $13,814                       $16,696
        4/30/1999               $14,607                       $17,216
        5/31/1999               $14,618                       $16,422
        6/30/1999               $15,116                       $16,702
        7/31/1999               $15,127                       $16,885
        8/31/1999               $15,257                       $17,063
        9/30/1999               $15,246                       $16,942
       10/31/1999               $15,722                       $17,555
       11/30/1999               $17,030                       $18,046
       12/31/1999               $19,385                       $19,947
        1/31/2000               $19,802                       $18,552
        2/29/2000               $22,336                       $19,507
        3/31/2000               $21,630                       $19,976
        4/30/2000               $21,017                       $19,104
        5/31/2000               $21,040                       $18,939
        6/30/2000               $21,026                       $19,303
        7/31/2000               $21,147                       $18,999
        8/31/2000               $21,659                       $18,759
        9/30/2000               $21,111                       $17,883
       10/31/2000               $21,342                       $17,739
       11/30/2000               $21,233                       $16,985
       12/31/2000               $21,987                       $18,178
        1/31/2001               $22,574                       $18,206
        2/28/2001               $22,431                       $16,581
        3/31/2001               $21,529                       $15,350
        4/30/2001               $22,159                       $16,472
        5/31/2001               $22,531                       $15,694
        6/30/2001               $22,371                       $15,105
        7/31/2001               $22,213                       $15,124
        8/31/2001               $21,998                       $14,738
        9/30/2001               $19,460                       $13,256
       10/31/2001               $20,090                       $13,696
       11/30/2001               $20,492                       $14,259
       12/31/2001               $20,745                       $14,636
        1/31/2002               $21,166                       $13,897
        2/28/2002               $21,471                       $13,876
        3/31/2002               $22,284                       $14,642
        4/30/2002               $22,734                       $14,555
        5/31/2002               $22,850                       $14,526
        6/30/2002               $21,950                       $14,014
        7/31/2002               $20,238                       $12,462
        8/31/2002               $20,252                       $12,467
        9/30/2002               $18,950                       $10,841
       10/31/2002               $18,979                       $11,889
       11/30/2002               $19,155                       $12,478
       12/31/2002               $18,952                       $12,023
        1/31/2003               $18,406                       $11,459
        2/28/2003               $17,831                       $11,098
        3/31/2003               $18,067                       $10,930
        4/30/2003               $19,497                       $12,430
        5/31/2003               $20,722                       $13,260
        6/30/2003               $20,972                       $13,397
        7/31/2003               $21,432                       $13,664
        8/31/2003               $21,877                       $13,664
        9/30/2003               $22,218                       $13,948
       10/31/2003               $23,123                       $14,867
       11/30/2003               $23,953                       $15,495
       12/31/2003               $24,921                       $16,776
        1/31/2004               $25,176                       $16,979
        2/29/2004               $25,987                       $17,492
        3/31/2004               $25,867                       $16,986
        4/30/2004               $25,657                       $16,831
        5/31/2004               $25,702                       $17,114
        6/30/2004               $26,251                       $17,353
        7/31/2004               $25,933                       $16,880
        8/31/2004               $25,994                       $16,907
        9/30/2004               $26,735                       $17,596
       10/31/2004               $27,401                       $18,240
       11/30/2004               $28,838                       $19,566
       12/31/2004               $30,013                       $20,400
        1/31/2005               $29,490                       $20,038
        2/28/2005               $30,952                       $21,076
        3/31/2005               $30,275                       $20,521
        4/30/2005               $29,859                       $20,023
        5/31/2005               $30,321                       $20,130
        6/30/2005               $31,004                       $20,434
        7/31/2005               $32,132                       $21,207
        8/31/2005               $32,627                       $21,566
        9/30/2005               $33,338                       $22,139
       10/31/2005               $32,797                       $21,414
       11/30/2005               $33,709                       $21,815
       12/31/2005               $35,048                       $22,585


12 | Annual Report

ENDNOTES

BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/05      VALUE 12/31/05    PERIOD* 7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,136.60                $ 5.76
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.81                $ 5.45
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,134.60                $ 7.48
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.20                $ 7.07
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,131.20                $11.12
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,014.77                $10.51
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,130.40                $11.12
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,014.77                $10.51
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class
      (Z: 1.07%; A: 1.39%; B: 2.07%; and C: 2.07%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

                                                  ----------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
CLASS Z                                                   2005             2004             2003             2002             2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      19.75     $      16.79     $      12.97     $      14.43     $      15.52
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .....................          0.42             0.37             0.32             0.27             0.35

  Net realized and unrealized gains (losses) ...          3.11             3.21             3.93            (1.38)           (1.08)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          3.53             3.58             4.25            (1.11)           (0.73)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................         (0.55)           (0.60)           (0.43)           (0.25)           (0.32)

  Net realized gains ...........................         (1.43)           (0.02)              --            (0.10)           (0.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................         (1.98)           (0.62)           (0.43)           (0.35)           (0.36)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            --(c)            --(c)            --(c)            --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      21.30     $      19.75     $      16.79     $      12.97     $      14.43
                                                  ==================================================================================

Total return ...................................         18.03%           21.58%           32.84%           (7.71)%          (4.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    788,228     $    650,547     $    498,667     $    376,828     $    448,732

Ratios to average net assets:*

  Expenses(b) ..................................          1.05%            1.07%            1.08%            1.05%            1.05%

  Net investment income ........................          1.99%            2.10%            2.19%            1.88%            2.27%

Portfolio turnover rate ........................         29.84%           33.11%           52.33%           29.86%           52.15%

* Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................          1.04%            1.07%            1.08%            1.04%            1.04%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

                                                  ----------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
CLASS A                                                   2005             2004             2003             2002             2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      19.50     $      16.59     $      12.83     $      14.27     $      15.36
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a)......................          0.34             0.31             0.26             0.22             0.28

  Net realized and unrealized gains (losses) ...          3.07             3.16             3.88            (1.35)           (1.06)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          3.41             3.47             4.14            (1.13)           (0.78)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................         (0.49)           (0.54)           (0.38)           (0.21)           (0.27)

  Net realized gains ...........................         (1.43)           (0.02)              --            (0.10)           (0.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................         (1.92)           (0.56)           (0.38)           (0.31)           (0.31)
                                                  ----------------------------------------------------------------------------------
Redemption fees  . .............................            --(d)            --(d)            --(d)            --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      20.99     $      19.50     $      16.59     $      12.83     $      14.27
                                                  ==================================================================================

Total return(b) ................................         17.56%           21.23%           32.34%           (8.05)%          (5.05)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    707,995     $    545,120     $    417,630     $    302,735     $    254,632

Ratios to average net assets:*

  Expenses(c) ..................................          1.38%            1.42%            1.43%            1.40%            1.40%

  Net investment income ........................          1.66%            1.75%            1.84%            1.53%            1.88%

Portfolio turnover rate  .......................         29.84%           33.11%           52.33%           29.86%           52.15%

* Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................          1.37%            1.42%            1.43%            1.39%            1.39%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL EUROPEAN FUND

                                                  ----------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
CLASS B                                                   2005             2004             2003             2002             2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      19.14     $      16.31     $      12.64     $      14.09     $      15.19
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .....................          0.21             0.19             0.16             0.10             0.18

  Net realized and unrealized gains (losses) ...          3.01             3.10             3.81            (1.31)           (1.03)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          3.22             3.29             3.97            (1.21)           (0.85)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................         (0.35)           (0.44)           (0.30)           (0.14)           (0.21)

  Net realized gains ...........................         (1.43)           (0.02)              --            (0.10)           (0.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................         (1.78)           (0.46)           (0.30)           (0.24)           (0.25)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            --(d)            --(d)            --(d)            --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      20.58     $      19.14     $      16.31     $      12.64     $      14.09
                                                  ==================================================================================

Total return(b) ................................         16.87%           20.41%           31.45%           (8.61)%          (5.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     55,303     $     50,216     $     38,526     $     24,855     $     12,960

Ratios to average net assets:*

  Expenses(c) ..................................          2.05%            2.07%            2.08%            2.05%            2.03%

  Net investment income ........................          0.99%            1.10%            1.19%            0.87%            1.20%

Portfolio turnover rate ........................         29.84%           33.11%           52.33%           29.86%           52.15%

* Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................          2.04%            2.07%            2.08%            2.04%            2.02%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


 18 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

                                                  ----------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
CLASS C                                                   2005             2004             2003             2002             2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      19.50     $      16.60     $      12.85     $      14.29     $      15.37
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .....................          0.21             0.20             0.17             0.13             0.19

  Net realized and unrealized gains (losses) ...          3.05             3.15             3.87            (1.35)           (1.06)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          3.26             3.35             4.04            (1.22)           (0.87)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................         (0.35)           (0.43)           (0.29)           (0.12)           (0.17)

  Net realized gains ...........................         (1.43)           (0.02)              --            (0.10)           (0.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................         (1.78)           (0.45)           (0.29)           (0.22)           (0.21)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            --(d)            --(d)            --(d)            --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      20.98     $      19.50     $      16.60     $      12.85     $      14.29
                                                  ==================================================================================

Total return(b) ................................         16.78%           20.43%           31.49%           (8.65)%          (5.65)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    242,894     $    205,197     $    166,758     $    123,374     $    117,238

Ratios to average net assets:*

  Expenses(c) ..................................          2.05%            2.07%            2.08%            2.02%            2.04%

  Net investment income ........................          0.99%            1.10%            1.19%            0.91%            1.27%

Portfolio turnover rate ........................         29.84%           33.11%           52.33%           29.86%           52.15%

* Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................          2.04%            2.07%            2.08%            2.01%            2.03%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY       SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 88.4%
       BEVERAGES 4.3%
       Carlsberg AS, A .........................................................     Denmark           28,600       $     1,429,478
       Carlsberg AS, B .........................................................     Denmark          539,506            28,934,362
       Diageo PLC ..............................................................  United Kingdom    1,356,822            19,666,851
       Heineken Holding NV, A ..................................................   Netherlands         43,154             1,268,001
       Pernod Ricard SA ........................................................      France          152,649            26,637,173
                                                                                                                    ---------------
                                                                                                                         77,935,865
                                                                                                                    ---------------
       BUILDING PRODUCTS 0.3%
       Geberit AG ..............................................................   Switzerland          7,100             5,620,552
                                                                                                                    ---------------
       CHEMICALS 2.9%
       Givaudan AG .............................................................   Switzerland         32,675            22,148,116
       Koninklijke DSM NV ......................................................   Netherlands         58,844             2,403,355
       Linde AG ................................................................     Germany          184,723            14,385,055
    (a)Sika AG .................................................................   Switzerland         16,481            13,674,055
                                                                                                                    ---------------
                                                                                                                         52,610,581
                                                                                                                    ---------------
       COMMERCIAL BANKS 11.0%
    (a)Aareal Bank AG ..........................................................     Germany           22,600               856,160
       Allied Irish Banks PLC ..................................................     Ireland        1,813,400            39,007,240
       Banca Intesa SpA ........................................................      Italy         4,272,870            22,636,507
       Bank of Ireland .........................................................     Ireland        1,034,775            16,292,745
       BNP Paribas SA ..........................................................      France          450,100            36,420,358
       Danske Bank .............................................................     Denmark          444,900            15,671,707
       ForeningsSparbanken AB, A ...............................................      Sweden        1,243,700            33,888,497
       KBC Bancassurance Holding NV ............................................     Belgium          358,389            33,369,529
                                                                                                                    ---------------
                                                                                                                        198,142,743
                                                                                                                    ---------------
       COMMERCIAL SERVICES & SUPPLIES 0.5%
    (a)Techem AG ...............................................................     Germany          190,982             8,532,789
                                                                                                                    ---------------
       CONSTRUCTION & ENGINEERING 1.1%
       Imtech NV ...............................................................   Netherlands        606,012            19,729,251
                                                                                                                    ---------------
       CONSTRUCTION MATERIALS 1.6%
       Ciments Francais SA .....................................................      France          113,977            14,815,498
       Italcementi SpA .........................................................      Italy           722,765            13,493,527
                                                                                                                    ---------------
                                                                                                                         28,309,025
                                                                                                                    ---------------
       DISTRIBUTORS 1.0%
       Compania de Distribucion Integral Logista SA ............................      Spain           322,008            15,820,181
       Inchcape PLC ............................................................  United Kingdom       61,661             2,419,791
                                                                                                                    ---------------
                                                                                                                         18,239,972
                                                                                                                    ---------------


20 | Annual Report

MUTUAL EUROPEAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY       SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       DIVERSIFIED FINANCIAL SERVICES 3.4%
       Euronext ................................................................   Netherlands        459,879       $    23,954,822
       Fortis Group NV .........................................................     Belgium        1,151,880            36,668,633
  (a,b)Marconi Corp., Contingent Distribution ..................................  United Kingdom   28,582,000                    --
                                                                                                                    ---------------
                                                                                                                         60,623,455
                                                                                                                    ---------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 4.3%
(a,c,d)AboveNet Inc. ...........................................................  United States        83,713             2,006,048
(a,b,d)AboveNet Inc., Contingent Distribution ..................................  United States    11,722,000                    --
(a,c,d)AboveNet Inc., wts., 9/08/08 ............................................  United States         2,816                11,264
(a,c,d)AboveNet Inc., wts., 9/08/10 ............................................  United States         3,313                 2,650
       Belgacom SA .............................................................     Belgium          241,430             7,874,256
       Koninklijke KPN NV ......................................................   Netherlands      1,352,764            13,564,448
    (a)NTL Inc. ................................................................  United Kingdom      630,105            42,897,549
       Telekom Austria AG ......................................................     Austria          236,254             5,314,097
  (a,b)Telewest Communications PLC, Contingent Distribution ....................  United Kingdom    1,090,947                    --
  (a,b)Telewest Finance Ltd., Contingent Distribution ..........................  United Kingdom    1,465,000                    --
    (a)Telewest Global Inc. ....................................................  United Kingdom      199,109             4,742,776
                                                                                                                    ---------------
                                                                                                                         76,413,088
                                                                                                                    ---------------
       ELECTRIC UTILITIES 1.7%
       E.ON AG .................................................................     Germany          302,100            31,279,290
                                                                                                                    ---------------
       ENERGY EQUIPMENT & SERVICES 0.7%
       Fugro NV ................................................................   Netherlands        371,192            11,921,889
                                                                                                                    ---------------
       FOOD & STAPLES RETAILING 2.5%
       Bourbon SA ..............................................................      France          169,849            14,869,551
       Carrefour SA ............................................................      France          553,880            25,953,035
       RHM PLC .................................................................  United Kingdom      808,100             3,680,808
                                                                                                                    ---------------
                                                                                                                         44,503,394
                                                                                                                    ---------------
       FOOD PRODUCTS 10.4%
       Cadbury Schweppes PLC ...................................................  United Kingdom    2,410,112            22,784,891
       CSM NV ..................................................................   Netherlands        442,856            12,074,055
       Groupe Danone ...........................................................      France          323,470            33,794,452
       Nestle SA ...............................................................   Switzerland        166,037            49,668,918
       Orkla ASA ...............................................................      Norway        1,387,640            57,461,980
       Rieber & Son ASA ........................................................      Norway        1,507,950            11,226,515
                                                                                                                    ---------------
                                                                                                                        187,010,811
                                                                                                                    ---------------
       HEALTH CARE PROVIDERS & SERVICES 1.0%
       Rhoen-Klinikum AG .......................................................     Germany          455,450            17,410,267
                                                                                                                    ---------------
       HOTELS RESTAURANTS & LEISURE 1.7%
       Hilton Group ............................................................  United Kingdom    4,922,359            30,804,795
                                                                                                                    ---------------


                                                              Annual Report | 21

MUTUAL EUROPEAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY       SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       HOUSEHOLD DURABLES 1.1%
       Hunter Douglas NV .......................................................   Netherlands        370,265       $    20,154,792
                                                                                                                    ---------------
       INDUSTRIAL CONGLOMERATES 2.2%
       Siemens AG ..............................................................     Germany          452,472            38,765,641
                                                                                                                    ---------------
       INSURANCE 5.3%
    (a)Berkshire Hathaway Inc., A ..............................................  United States           203            17,989,860
       Catlin Group ............................................................  United Kingdom      490,821             4,099,722
    (a)CNP Assurances ..........................................................     France           244,200            19,253,805
       Irish Life & Permanent PLC ..............................................     Ireland        1,045,905            21,247,420
  (a,c)Olympus Re Holdings Ltd. ................................................     Bermuda           16,080               297,480
       White Mountains Insurance Group Inc. ....................................  United States        58,172            32,491,971
                                                                                                                    ---------------
                                                                                                                         95,380,258
                                                                                                                    ---------------
       MACHINERY 4.5%
    (a)Kone OYJ ................................................................     Finland          579,380            22,998,194
       Metso OYJ ...............................................................     Finland          344,623             9,432,542
       Schindler Holding AG ....................................................   Switzerland         73,082            28,982,472
       Schindler Holding AG, Reg D .............................................   Switzerland         49,081            19,408,243
                                                                                                                    ---------------
                                                                                                                         80,821,451
                                                                                                                    ---------------
       MEDIA 2.5%
       Hollinger International Inc. ............................................  United States       215,694             1,835,987
    (a)JC Decaux SA ............................................................      France          619,833            14,455,649
       Pearson PLC .............................................................  United Kingdom      759,700             8,985,803
    (c)Time Warner Inc. ........................................................  United States     1,183,200            20,222,308
                                                                                                                    ---------------
                                                                                                                         45,499,747
                                                                                                                    ---------------
       METALS & MINING 5.1%
    (a)African Platinum PLC ....................................................  United Kingdom    2,631,000             1,007,147
       Anglo American PLC ......................................................   South Africa     1,919,281            65,347,112
       Anglo American PLC, ADR .................................................   South Africa           200                 6,956
       Highland Gold Mining Ltd. ...............................................  United Kingdom    1,567,170             6,619,263
(a,e,f)International Metal Enterprises Inc., 144A ..............................  United States     2,050,000            10,762,500
(a,e,f)International Metal Enterprises Inc., wts., 144A, 10/03/06 ..............  United States     4,100,000             2,255,000
    (a)Rio Narcea Gold Mines Ltd. ..............................................      Canada        4,430,100             6,098,391
                                                                                                                    ---------------
                                                                                                                         92,096,369
                                                                                                                    ---------------
       MULTI-UTILITIES & UNREGULATED POWER 1.1%
       Suez SA .................................................................      France          621,656            19,355,418
                                                                                                                    ---------------
       MULTILINE RETAIL 0.7%
       Jelmoli Holding AG ......................................................   Switzerland          8,844            12,622,265
                                                                                                                    ---------------
       OIL, GAS & CONSUMABLE FUELS 4.0%
       BP PLC ..................................................................  United Kingdom      747,800             7,963,760
       Eni SpA .................................................................      Italy           361,200            10,018,823
(a,c,e)Euro Wagon LP ...........................................................  Jersey Islands   14,000,000            16,573,900
       Norsk Hydro ASA .........................................................      Norway           88,200             9,055,737
       Royal Dutch Shell PLC, A ................................................  United Kingdom      222,837             6,800,908
       Statoil ASA .............................................................      Norway          327,362             7,517,647
       Total SA, B .............................................................      France           53,750            13,502,697
                                                                                                                    ---------------
                                                                                                                         71,433,472
                                                                                                                    ---------------


22 | Annual Report

MUTUAL EUROPEAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY       SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       PHARMACEUTICALS 1.3%
       Sanofi-Aventis ..........................................................      France          269,626       $    23,620,559
                                                                                                                    ---------------
       REAL ESTATE 0.1%
       Canary Wharf Group PLC ..................................................  United Kingdom      192,100               793,196
  (a,c)Security Capital European Realty ........................................    Luxembourg          5,281                38,380
                                                                                                                    ---------------
                                                                                                                            831,576
                                                                                                                    ---------------
       THRIFTS & MORTGAGE FINANCE 0.7%
       Sovereign Bancorp Inc. ..................................................  United States       593,900            12,840,118
                                                                                                                    ---------------
       TOBACCO 11.4%
       Altadis SA ..............................................................      Spain         1,086,551            49,291,530
       British American Tobacco PLC ............................................  United Kingdom    3,627,758            81,137,888
       Gallaher Group PLC ......................................................  United Kingdom    1,487,125            22,451,049
       Imperial Tobacco Group PLC ..............................................  United Kingdom    1,706,404            50,994,545
                                                                                                                    ---------------
                                                                                                                        203,875,012
                                                                                                                    ---------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $1,112,363,807) ................................................                                      1,586,384,445
                                                                                                                    ---------------
       PREFERRED STOCKS 0.6%
       DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(g)
       PTV Inc., 10.00%, pfd., A ...............................................  United Kingdom       46,841                98,366
                                                                                                                    ---------------
       MACHINERY 0.6%
       Jungheinrich AG, pfd. ...................................................     Germany          452,549            10,500,703
                                                                                                                    ---------------
       TOTAL PREFERRED STOCKS (COST $9,849,000) ................................                                         10,599,069
                                                                                                                    ---------------

                                                                                                  -------------------
                                                                                                  PRINCIPAL AMOUNT(j)
                                                                                                  -------------------
       CORPORATE BONDS & NOTES 1.8%
       Eurotunnel PLC,
             Participating Loan Note, 1.00%, 4/30/40 ...........................  United Kingdom      210,000 GBP            34,323
        (f,h)Senior Tranche G2 Term Loan A, 144A, FRN, 5.618%,
             12/15/12 ..........................................................  United Kingdom      380,300 GBP           629,751
          (h)Tier 2, FRN, 5.796%, 12/31/18 .....................................  United Kingdom    7,595,283 GBP        11,107,208
          (h)Tier 3, FRN, 5.796%, 12/31/25 .....................................  United Kingdom   14,544,322 GBP        11,760,706
       Eurotunnel SA,
             Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ........      France          163,300 EUR           183,657
          (h)Tier 2 (LIBOR), FRN, 3.393%, 12/31/18 .............................      France          988,713 EUR           994,915
          (h)Tier 2 (PIBOR), FRN, 3.393%, 12/31/18 .............................      France          437,395 EUR           440,138
          (h)Tier 3 (LIBOR), FRN, 3.393%, 12/31/25 .............................      France        8,732,014 EUR         4,858,576
          (h)Tier 3 (PIBOR), FRN, 3.393%, 12/31/25 .............................      France        5,798,977 EUR         3,226,606
                                                                                                                    ---------------
       TOTAL CORPORATE BONDS & NOTES (COST $35,960,040) ........................                                         33,235,880
                                                                                                                    ---------------
       GOVERNMENT AGENCIES 4.5%
    (i)Federal Home Loan Bank, 1/03/06-12/01/06 ................................   United States   79,305,000            78,456,980
       Government of Norway, 6.75%, 1/15/07 ....................................      Norway       13,450,000 NOK         2,071,475
                                                                                                                    ---------------
       TOTAL GOVERNMENT AGENCIES (COST $80,471,021) ............................                                         80,528,455
                                                                                                                    ---------------


                                                              Annual Report | 23

MUTUAL EUROPEAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS (COST $1,238,643,868) 95.3% ...........................                                    $ 1,710,747,849
       NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 1.8% ..................                                         32,493,149
       OTHER ASSETS, LESS LIABILITIES 2.9% .....................................                                         51,177,794
                                                                                                                    ---------------
       NET ASSETS 100.0% .......................................................                                    $ 1,794,418,792
                                                                                                                    ===============

CURRENCY ABBREVIATIONS

EUR - Euro
GBP - British Pound
NOK - Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   See Note 10 regarding restricted and illiquid securities.

(d)   See Note 12 regarding other considerations.

(e)   See Note 11 regarding holdings of 5% voting securities.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggreggate value of these securities was $13,647,251, representing 0.76% of net assets.

(g)   Rounds to less than 0.05% of net assets.

(h)   The coupon shown represents the rate at period end.

(i)   The security is traded on a discount basis with no stated coupon rate.

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.


 24 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .................................................................................  $ 1,209,797,947
     Cost - Non-controlled affiliated issuers (Note 11) ..........................................................       28,845,921
                                                                                                                    ---------------
     Total cost of investments ...................................................................................  $ 1,238,643,868
                                                                                                                    ===============
     Value - Unaffiliated issuers ................................................................................  $ 1,681,156,449
     Value - Non-controlled affiliated issuers (Note 11) .........................................................       29,591,400
                                                                                                                    ---------------
     Total value of investments ..................................................................................    1,710,747,849
   Cash ..........................................................................................................           37,590
   Foreign currency, at value (cost $42,624,601) .................................................................       42,251,875
   Receivables:
     Investment securities sold ..................................................................................        2,317,839
     Capital shares sold .........................................................................................        4,362,352
     Dividends and interest ......................................................................................        3,480,734
   Unrealized gain on forward exchange contracts (Note 8) ........................................................       33,817,447
   Cash on deposits with brokers for securities sold short .......................................................          181,712
   Due from broker - synthetic equity swaps ......................................................................        4,298,416
                                                                                                                    ---------------
       Total assets ..............................................................................................    1,801,495,814
                                                                                                                    ---------------
Liabilities:
   Payables:
     Investment securities purchased .............................................................................          316,650
     Capital shares redeemed .....................................................................................        2,752,156
     Affiliates ..................................................................................................        2,428,066
   Unrealized loss on forward exchange contracts (Note 8) ........................................................        1,324,298
   Accrued expenses and other liabilities ........................................................................          255,852
                                                                                                                    ---------------
       Total liabilities .........................................................................................        7,077,022
                                                                                                                    ---------------
         Net assets, at value ....................................................................................  $ 1,794,418,792
                                                                                                                    ===============
Net assets consist of:
   Paid-in capital ...............................................................................................  $ 1,284,572,375
   Undistributed net investment income ...........................................................................          249,169
   Net unrealized appreciation (depreciation) ....................................................................      507,331,518
   Accumulated net realized gain (loss) ..........................................................................        2,265,730
                                                                                                                    ---------------
         Net assets, at value ....................................................................................  $ 1,794,418,792
                                                                                                                    ===============


                         Annual Report | See notes to financial statements. | 25

MUTUAL EUROPEAN FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
   Net assets, at value ..........................................................................................  $   788,227,627
                                                                                                                    ===============
   Shares outstanding ............................................................................................       37,014,289
                                                                                                                    ===============
   Net asset value and maximum offering price per share(a) .......................................................  $         21.30
                                                                                                                    ===============
CLASS A:
   Net assets, at value ..........................................................................................  $   707,994,832
                                                                                                                    ===============
   Shares outstanding ............................................................................................       33,727,052
                                                                                                                    ===============
   Net asset value per share(a) ..................................................................................  $         20.99
                                                                                                                    ===============
   Maximum offering price per share (net asset value per share / 94.25%) .........................................  $         22.27
                                                                                                                    ===============
CLASS B:
   Net assets, at value ..........................................................................................  $    55,302,640
                                                                                                                    ===============
   Shares outstanding ............................................................................................        2,687,790
                                                                                                                    ===============
   Net asset value and maximum offering price per share(a) .......................................................  $         20.58
                                                                                                                    ===============
CLASS C:
   Net assets, at value ..........................................................................................  $   242,893,693
                                                                                                                    ===============
   Shares outstanding ............................................................................................       11,574,915
                                                                                                                    ===============
   Net asset value and maximum offering price per share(a) .......................................................  $         20.98
                                                                                                                    ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
   Dividends (net of foreign taxes of $3,699,272) ...........   $    35,473,490
   Interest .................................................        12,951,067
   Other income (Note 13) ...................................            17,202
                                                                ---------------
         Total investment income ............................        48,441,759
                                                                ---------------
Expenses:
   Management fees (Note 3a) ................................        12,548,913
   Administrative fees (Note 3b) ............................         1,222,491
   Distribution fees (Note 3c)
      Class A ...............................................         2,017,925
      Class B ...............................................           518,007
      Class C ...............................................         2,188,839
   Transfer agent fees (Note 3e) ............................         1,992,500
   Custodian fees (Note 4) ..................................           385,660
   Reports to shareholders ..................................           157,500
   Registration and filing fees .............................            63,950
   Professional fees ........................................           187,631
   Directors' fees and expenses .............................            41,400
   Dividends on securities sold short .......................           134,922
   Other ....................................................            48,074
                                                                ---------------
         Total expenses .....................................        21,507,812
         Expense reductions (Note 4) ........................            (2,457)
                                                                ---------------
            Net expenses ....................................        21,505,355
                                                                ---------------
               Net investment income ........................        26,936,404
                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................       108,312,499
      Written options .......................................             7,955
      Foreign currency transactions .........................        21,574,619
                                                                ---------------
            Net realized gain (loss) ........................       129,895,073
                                                                ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................        55,835,340
      Translation of assets and liabilities denominated in
         foreign currencies .................................        53,466,055
                                                                ---------------
            Net change in unrealized appreciation
               (depreciation) ...............................       109,301,395
                                                                ---------------
Net realized and unrealized gain (loss) .....................       239,196,468
                                                                ---------------
Net increase (decrease) in net assets resulting
   from operations ..........................................   $   266,132,872
                                                                ===============


                         Annual Report | See notes to financial statements. | 27

MUTUAL EUROPEAN FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               ------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------
                                                                     2005                2004
                                                               ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................   $     26,936,404    $    21,993,224
      Net realized gain (loss) from investments, written
        options, securities sold short, and foreign
        currency transaction ...............................        129,895,073         50,281,482
      Net change in unrealized appreciation (depreciation)
        on investments and translation of assets and
        liabilities denominated in foreign currencies ......        109,301,395        175,300,161
                                                               ------------------------------------
          Net increase (decrease) in net assets resulting
            from operations ................................        266,132,872        247,574,867
                                                               ------------------------------------
   Distributions to shareholders from:
      Net investment income:
        Class Z ............................................        (18,812,712)       (19,099,453)
        Class A ............................................        (15,200,452)       (14,530,645)
        Class B ............................................           (869,707)        (1,110,260)
        Class C ............................................         (3,747,958)        (4,388,373)
      Net realized gains:
        Class Z ............................................        (48,659,125)          (737,739)
        Class A ............................................        (45,158,712)          (624,939)
        Class B ............................................         (3,565,400)           (59,493)
        Class C ............................................        (15,354,401)          (236,978)
                                                               ------------------------------------
   Total distributions to shareholders .....................       (151,368,467)       (40,787,880)
                                                               ------------------------------------
   Capital share transactions: (Note 2)
        Class Z ............................................         84,943,484         58,975,823
        Class A ............................................        120,359,620         50,452,466
        Class B ............................................          1,351,079          4,515,208
        Class C ............................................         21,918,475          8,767,698
                                                               ------------------------------------
   Total capital share transactions ........................        228,572,658        122,711,195
                                                               ------------------------------------
   Redemption fees .........................................              1,678                787
                                                               ------------------------------------
          Net increase (decrease) in net assets ............        343,338,741        329,498,969
Net assets:
   Beginning of year .......................................      1,451,080,051      1,121,581,082
                                                               ------------------------------------
   End of year .............................................   $  1,794,418,792    $ 1,451,080,051
                                                               ====================================
Undistributed net investment income/distributions in excess
   of net investment included in net assets:
   End of year .............................................   $        249,169    $    (7,485,194)
                                                               ====================================


28 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end Investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 29

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


30 | Annual Report

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


                                                              Annual Report | 31

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


32 | Annual Report

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


                                                              Annual Report | 33

MUTUAL EUROPEAN FUND

2. CAPITAL STOCK (CONTINUED)

At December 31, 2005, there were 500 million shares authorized ($0.001 par value) of which 200 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B and 100 million shares as Class
C. Transactions in the Fund's shares were as follows:

                                 -------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                2005                                  2004
                                 -------------------------------------------------------------------------
                                        SHARES           AMOUNT               SHARES           AMOUNT
                                 -------------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .................         5,377,432    $   112,505,328          5,037,189    $    89,701,240
 Shares issued in reinvestment
  of distributions ...........         2,984,092         63,192,364            985,268         18,482,745
 Shares redeemed .............        (4,294,224)       (90,754,208)        (2,784,547)       (49,208,162)
                                 -------------------------------------------------------------------------
 Net increase (decrease) .....         4,067,300    $    84,943,484          3,237,910    $    58,975,823
                                 =========================================================================
CLASS A SHARES:
 Shares sold .................         9,974,175    $   205,918,108          7,412,359    $   130,660,983
 Shares issued in reinvestment
  of distributions ...........         2,152,673         44,944,939            644,632         11,925,302
 Shares redeemed .............        (6,359,520)      (130,503,427)        (5,274,697)       (92,133,819)
                                 -------------------------------------------------------------------------
 Net increase (decrease) .....         5,767,328    $   120,359,620          2,782,294    $   50,452,466
                                 =========================================================================
CLASS B SHARES:
 Shares sold .................           177,278    $     3,527,919            470,582    $     8,073,637
 Shares issued in reinvestment
  of distributions ...........           196,622          4,024,563             57,630          1,042,916
 Shares redeemed .............          (309,160)        (6,201,403)          (267,734)        (4,601,345)
                                 -------------------------------------------------------------------------
 Net increase (decrease) .....            64,740    $     1,351,079            260,478    $     4,515,208
                                 =========================================================================
CLASS C SHARES:
 Shares sold .................         1,782,398    $    36,506,909          1,880,792    $    33,100,927
 Shares issued in reinvestment
  of distributions ...........           823,947         17,201,713            224,707          4,138,711
 Shares redeemed .............        (1,554,721)       (31,790,147)        (1,629,046)       (28,471,940)
                                 -------------------------------------------------------------------------
 Net increase (decrease) .....         1,051,624    $    21,918,475            476,453    $     8,767,698
                                 =========================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


34 | Annual Report

MUTUAL EUROPEAN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.800%         Up to and including $1 billion
       0.770%         Over $1 billion, up to and including $2 billion
       0.750%         Over $2 billion, up to and including $5 billion
       0.730%         In excess of $5 billion

B. ADMINISTRATION FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...........................................................   1.00%
Class C ...........................................................   1.00%


                                                              Annual Report | 35

MUTUAL EUROPEAN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received(a) ..............................   $   198,243
Contingent deferred sales charges retained .................   $    87,504

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,992,500, of which $1,233,362 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $108,521.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.


36 | Annual Report

MUTUAL EUROPEAN FUND

5. INCOME TAXES (CONTINUED)

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................................   $  1,240,752,333
                                                               ----------------

Unrealized appreciation ....................................   $    491,537,033
Unrealized depreciation ....................................        (21,541,517)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $    469,995,516
                                                               ================

Undistributed ordinary income ..............................   $     15,023,830
Undistributed long term capital gains ......................         16,086,535
                                                               ----------------
Distributable earnings .....................................   $     31,110,365
                                                               ================

The tax character of distributions paid during the years ended December 31, 2005and 2004, were as follows:

                                              ---------------------------------
                                                   2005               2004
                                              ---------------------------------
Distributions paid from:
   Ordinary income ........................   $   68,796,936   $     39,137,765
   Long term capital gain .................       82,571,531          1,650,115
                                              ---------------------------------
                                              $  151,368,467   $     40,787,880
                                              =================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $570,815,722 and $437,722,940, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:
                                              -----------------------------
                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
                                              -----------------------------
Options outstanding at December 31, 2004 ..            --        $       --
Options written ...........................        25,380             7,955
Options expired ...........................       (25,380)           (7,955)
Options exercised .........................            --                --
Options closed ............................            --                --
                                              -----------------------------
Options outstanding at December 31, 2005 ..            --        $       --
                                              =============================


                                                              Annual Report | 37

MUTUAL EUROPEAN FUND

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------------------------
                                                          NUMBER OF    NOTIONAL      UNREALIZED
CONTRACTS TO BUY                                          CONTRACTS     VALUE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------
O2 PLC (1.9550 - 1.9715 GBP) ..........................   3,686,887   $12,559,347   $      90,697
AAReal Bank AG (23.48 - 25.89 EUR) ....................     284,453    10,775,990       2,510,575
Christian Dior SA (46.76 - 54.99 EUR) .................      38,450     3,418,479       1,204,287
                                                                                    -------------
Total contracts to buy ................................                                 3,805,559
                                                                                    -------------

-------------------------------------------------------------------------------------------------
                                                          NUMBER OF    NOTIONAL      UNREALIZED
CONTRACTS TO SELL                                         CONTRACTS      VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR) ..      39,268   $ 3,488,881   $    (777,748)
                                                                                    -------------
Total contacts to sell ................................                                  (777,748)
                                                                                    =============
Net unrealized gain (loss) ............................                             $   3,027,811
                                                                                    =============

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

--------------------------------------------------------------------------------------
                                           CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                           AMOUNT(a)           DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------
   700,000    Canadian Dollar .......       593,623          1/23/06     $       9,069
                                                                         -------------

--------------------------------------------------------------------------------------
                                           CONTRACT         SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                          AMOUNT(a)           DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------
  4,250,000   Euro ..................     5,038,927           1/17/06    $       2,430
 66,195,000   Euro ..................    81,868,284           1/23/06        3,396,662
 29,314,577   Swiss Franc ...........    23,525,000           2/02/06        1,132,321
 20,075,000   British Pound .........    36,027,236           2/15/06        1,493,669
     57,694   Canadian Dollar .......        50,000           2/15/06              293
 18,450,000   Euro ..................    22,435,227           2/27/06          521,688
 37,398,338   Norwegian Krone .......     5,565,229           3/06/06            3,956
  9,407,173   Euro ..................    11,238,471           3/15/06           55,114
230,009,152   Swedish Krona .........    29,443,321           3/15/06          336,528
286,255,419   Danish Krone ..........    51,729,476           3/17/06        6,114,669
  1,750,000   Euro ..................    13,553,575       DKK 3/17/06           79,104
 18,356,107   British Pound .........    33,063,019           3/21/06        1,483,516
 24,175,000   British Pound .........    42,589,916           4/04/06          995,987
 79,025,000   Euro ..................    98,932,212           4/25/06        4,766,748
 41,893,120   Norwegian Krone .......     6,512,221           5/08/06          260,147
 15,500,000   British Pound .........    27,011,850           5/15/06          331,490
 43,964,938   Euro ..................    54,872,996           5/23/06        2,401,390
 11,123,440   Norwegian Krone .......     1,700,000           6/06/06           37,254
  8,708,108   Swiss Franc ...........     6,800,000           6/06/06           68,689
 16,770,000   Euro ..................    20,369,569           6/15/06          328,579
 23,200,000   Euro ..................    27,785,160           7/17/06           11,046
 18,464,746   British Pound .........    32,226,147           8/14/06          406,125
 94,043,121   Euro ..................   117,383,208           8/23/06        4,573,518
 37,773,470   British Pound .........    65,778,043           9/08/06          660,755


38 | Annual Report

MUTUAL EUROPEAN FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------
                                                     CONTRACT           SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                    AMOUNT(a)             DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------
 64,797,282   Euro ...............................   81,065,087           9/13/06    $   3,249,051
 40,758,240   Euro ...............................   50,133,336          10/18/06        1,097,649
                                                                                     -------------
                                                                                        33,808,378
                                                                                     -------------
  Unrealized gain on forward
     exchange contracts ..........................                                   $  33,817,447
                                                                                     =============

--------------------------------------------------------------------------------------------------
                                                     CONTRACT           SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                    AMOUNT(a)             DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------
  6,284,233   Canadian Dollar ....................    5,309,416           1/23/06    $    (101,235)
136,337,740   Norwegian Krone ....................   20,228,151           2/06/06          (14,476)
    813,641   Canadian Dollar ....................      699,000           2/15/06           (2,003)
117,000,000   Norwegian Krone ....................   17,378,647           3/06/06          (19,692)
 38,750,000   Euro ...............................   45,655,250           3/15/06         (411,198)
  3,150,000   Euro ...............................   23,460,360       DKK 3/17/06           (6,778)
126,000,000   Norwegian Krone ....................   18,791,946           6/06/06          (42,697)
103,722,044   Swiss Franc ........................   79,970,736           6/06/06         (205,740)
 58,214,751   Euro ...............................   69,171,896           7/17/06         (520,479)
                                                                                     -------------
   Unrealized loss on forward exchange
      contracts ..................................                                      (1,324,298)
                                                                                     -------------
      Net unrealized gain on forward
        exchange contracts .......................                                   $  32,493,149
                                                                                     =============

(a)   In U.S. Dollar unless other wise indicated.

CURRENCY ABBREVIATIONS

DKK - Danish Krone

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.


                                                              Annual Report | 39

MUTUAL EUROPEAN FUND

10. RESTRICTED AND ILLIQUID SECURITIES (CONTINUED)

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------
 SHARES AND                                          ACQUISITION
  WARRANTS    ISSUER                                     DATE        COST           VALUE
---------------------------------------------------------------------------------------------
     83,713   AboveNet Inc. .....................      10/02/01   $ 4,201,546   $   2,006,048
      2,816   AboveNet Inc., wts., 9/08/08 ......      10/02/01       348,479          11,264
      3,313   AboveNet Inc., wts., 9/08/10 ......      10/02/01       373,672           2,650
 14,000,000   Euro Wagon LP .....................      12/08/05    16,545,921      16,573,900
     16,080   Olympus Re Holdings Ltd. ..........      12/19/01     1,608,000         297,480
  1,183,200   Time Warner Inc. ..................       8/02/05    20,436,258      20,222,308
      5,281   Security Capital European Realty ..       4/08/98       289,278          38,380
                                                                                -------------
                 TOTAL RESTRICTED AND ILLIQUID
                    SECURITIES (2.18% of Net Assets) ........................   $  39,152,030
                                                                                =============

11. HOLDINGS OF 5% VOTING SECURITIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securiites. Investments in "affiliated companies" for the Fund at December 31, 2005 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SHARES/                          NUMBER OF SHARES/
                                   WARRANTS HELD                              WARRANTS HELD       VALUE                  REALIZED
                                    AT BEGINNING       GROSS       GROSS          AT END          AT END    INVESTMENT    CAPITAL
NAME OF ISSUER                        OF YEAR        ADDITIONS  REDUCTIONS       OF YEAR         OF YEAR      INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Euro Wagon LP .................          --         14,000,000      --           14,000,000    $16,573,900     $  --       $  --
International Metal
  Enterprises Inc., 144A ......          --          2,050,000      --            2,050,000     10,762,500        --          --
International Metal Enterprises
  Inc., wts., 144A, 10/03/06 ..          --          4,100,000      --            4,100,000      2,255,000        --          --
                                                                                               ------------------------------------
TOTAL AFFILIATED SECURITIES
  (1.65% of Net Assets) .......                                                                $29,591,400     $  --       $  --
                                                                                               ====================================

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for AboveNet Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


40 | Annual Report

MUTUAL EUROPEAN FUND

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 41

MUTUAL EUROPEAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL EUROPEAN FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual European Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006


42 | Annual Report

MUTUAL EUROPEAN FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $98,658,066 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $35,228,828 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099 DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,184,797 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section (k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $43,789,349 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 1.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid as allowed, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 22, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B and C shareholders of record.


                                                              Annual Report | 43

MUTUAL EUROPEAN FUND

RECORD DATE: 12/22/2005
--------------------------------------------------------------------------------
                                              CLASS Z
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Austria ...............      $0.0004           $0.0019             $0.0019
Belgium ...............       0.0031            0.0165              0.0165
Bermuda ...............       0.0000            0.0053              0.0024
Denmark ...............       0.0024            0.0131              0.0129
Finland ...............       0.0014            0.0075              0.0075
France ................       0.0049            0.0369              0.0255
Germany ...............       0.0019            0.0198              0.0081
Ireland ...............       0.0000            0.0296              0.0292
Italy .................       0.0016            0.0088              0.0088
Luxembourg ............       0.0013            0.0071              0.0071
Netherlands ...........       0.0120            0.0626              0.0460
Norway ................       0.0069            0.0369              0.0369
Poland ................       0.0018            0.0098              0.0003
South Africa ..........       0.0000            0.0056              0.0056
Spain .................       0.0030            0.0159              0.0159
Switzerland ...........       0.0061            0.0326              0.0317
United Kingdom ........       0.0000            0.1845              0.0885
                         -------------------------------------------------------
TOTAL .................      $0.0468           $0.4944             $0.3448
                         =======================================================

--------------------------------------------------------------------------------
                                               CLASS A
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Austria ...............      $0.0004           $0.0017             $0.0017
Belgium ...............       0.0031            0.0153              0.0153
Bermuda ...............       0.0000            0.0049              0.0023
Denmark ...............       0.0024            0.0122              0.0120
Finland ...............       0.0014            0.0069              0.0069
France ................       0.0049            0.0342              0.0236
Germany ...............       0.0019            0.0184              0.0075
Ireland ...............       0.0000            0.0274              0.0271
Italy .................       0.0016            0.0082              0.0082
Luxembourg ............       0.0013            0.0066              0.0066
Netherlands ...........       0.0120            0.0580              0.0426
Norway ................       0.0069            0.0342              0.0342
Poland ................       0.0018            0.0091              0.0003
South Africa ..........       0.0000            0.0052              0.0052
Spain .................       0.0030            0.0148              0.0148
Switzerland ...........       0.0061            0.0302              0.0294
United Kingdom ........       0.0000            0.1711              0.0821
                         -------------------------------------------------------
TOTAL .................      $0.0468           $0.4584             $0.3198
                         =======================================================


44 | Annual Report

MUTUAL EUROPEAN FUND

--------------------------------------------------------------------------------
                                               CLASS B
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Austria ...............      $0.0004           $0.0014             $0.0014
Belgium ...............       0.0031            0.0125              0.0125
Bermuda ...............       0.0000            0.0041              0.0019
Denmark ...............       0.0024            0.0100              0.0099
Finland ...............       0.0014            0.0057              0.0057
France ................       0.0049            0.0282              0.0195
Germany ...............       0.0019            0.0151              0.0062
Ireland ...............       0.0000            0.0225              0.0222
Italy .................       0.0016            0.0067              0.0067
Luxembourg ............       0.0013            0.0054              0.0054
Netherlands ...........       0.0120            0.0478              0.0351
Norway ................       0.0069            0.0281              0.0281
Poland ................       0.0018            0.0075              0.0003
South Africa ..........       0.0000            0.0042              0.0042
Spain .................       0.0030            0.0121              0.0121
Switzerland ...........       0.0061            0.0248              0.0241
United Kingdom ........       0.0000            0.1407              0.0675
                         -------------------------------------------------------
TOTAL .................      $0.0468           $0.3768             $0.2628
                         =======================================================

--------------------------------------------------------------------------------
                                               CLASS C
                           FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                  PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Austria ...............      $0.0004           $0.0014             $0.0014
Belgium ...............       0.0031            0.0126              0.0126
Bermuda ...............       0.0000            0.0041              0.0019
Denmark ...............       0.0024            0.0101              0.0100
Finland ...............       0.0014            0.0057              0.0057
France ................       0.0049            0.0283              0.0196
Germany ...............       0.0019            0.0152              0.0062
Ireland ...............       0.0000            0.0227              0.0224
Italy .................       0.0016            0.0068              0.0068
Luxembourg ............       0.0013            0.0054              0.0054
Netherlands ...........       0.0120            0.0480              0.0352
Norway ................       0.0069            0.0283              0.0283
Poland ................       0.0018            0.0075              0.0003
South Africa ..........       0.0000            0.0043              0.0043
Spain .................       0.0030            0.0122              0.0122
Switzerland ...........       0.0061            0.0250              0.0243
United Kingdom ........       0.0000            0.1416              0.0679
                         -------------------------------------------------------
TOTAL .................      $0.0468           $0.3792             $0.2645
                         =======================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                                                              Annual Report | 45

MUTUAL EUROPEAN FUND

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


46 | Annual Report

MUTUAL EUROPEAN FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)   Director           Since 1987         7                          Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                       technology and investment
ShortHills, NJ 07078-2789                                                                         company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director           Since 1994         7                          Independent Director, SLM
101 John F. Kennedy Parkway                                                                       Corporation(Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                        Capital Corporation (financial
                                                                                                  services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director           Since 2002         13                         Director, Fiduciary Emerging
101 John F. Kennedy Parkway                                                                       Markets Bond Fund PLC and
Short Hills, NJ 07078-2789                                                                        Fiduciary International Ireland
                                                                                                  Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director           Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director           Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Director           Since 1996         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and       Director since     13                         Director, El Oro and Exploration
101 John F. Kennedy Parkway      Chairman of        1991 and                                      Co., p.l.c., and ARC Wireless
Short Hills, NJ 07078-2789       the Board          Chairman of the                               Solutions, Inc.
                                                    Board since 2005
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director           Since 1996         14                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)         Director           Since 2002         7                          Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                       (consumer products) and Merck &
New York, NY 10020-2302                                                                           Co. Inc. (pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice President     Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice        Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President, and     Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief              Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice        Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President     Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary          Since October      Not Applicable             Not Applicable
One Franklin Parkway                                2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President     Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice               Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 President - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer          Since December     Not Applicable             Not Applicable
500 East Broward Blvd.                              2005
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President     Since October      Not Applicable             Not Applicable
One Franklin Parkway                                2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial    Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 51

MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


52 | Annual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL EUROPEAN FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers,  LLC
101  John  F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2005 02/06



  MUTUAL QUALIFIED FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL QUALIFIED FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            THANK YOU FOR YOUR
                            CONTINUED PARTICIPATION

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Mutual Qualified Fund ..................................................    4

Performance Summary ....................................................    9

Your Fund's Expenses ...................................................   14

Financial Highlights and Statement of Investments ......................   16

Financial Statements ...................................................   29

Notes to Financial Statements ..........................................   33

Report of Independent Registered Public Accounting Firm ................   48

Tax Designation ........................................................   49

Board Members and Officers .............................................   50

Shareholder Information ................................................   55

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL QUALIFIED FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to, but less than, 50% of its assets in foreign securiteis.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a +11.26% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +4.91% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product
(GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Oil prices remained high during the period, and natural gas prices rose during the second half of 2005. Despite these high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
measured by the 2.2% rise for the core Consumer Price Index (CPI).(2) In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.(3)

Outside the U.S., the global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

In addition to high energy prices, prices for other commodities such as industrial metals also rose. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. For the 12 months under review, equity markets outside the U.S. performed strongly. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index rose +17.11%.(4) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                             46.8%
France                                            9.5%
U.K.                                              9.3%
South Korea                                       4.3%
Canada                                            2.6%
Ireland                                           2.4%
Spain                                             2.3%
Japan                                             2.0%
Germany                                           2.0%
Norway                                            1.9%
Switzerland                                       1.6%
Finland                                           1.2%
Netherlands                                       1.0%
Other                                             6.8%
Short-Term Investments & Other Net Assets         6.3%

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

(4) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/05

--------------------------------------------------
                                       % OF TOTAL
                                       NET ASSETS
--------------------------------------------------
Insurance                                    11.1%
--------------------------------------------------
Tobacco                                      10.2%
--------------------------------------------------
Commercial Banks                              8.2%
--------------------------------------------------
Food Products                                 7.1%
--------------------------------------------------
Media                                         5.9%
--------------------------------------------------
Metals & Mining                               5.3%
--------------------------------------------------
Diversified Telecommunication Services        4.3%
--------------------------------------------------
Oil, Gas & Consumable Fuels                   3.5%
--------------------------------------------------
Real Estate                                   3.3%
--------------------------------------------------
Beverages                                     3.2%
--------------------------------------------------

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The main contributors to the Fund's performance during the 12 months under review were undervalued, foreign equities. They include Generale de Sante, British American Tobacco (BAT) and Mitsubishi UFJ Financial Group (MUFG).

Generale de Sante is France's leading clinic operator with a market share of approximately 12%. The stock appreciated 92% in local currency during 2005 as the company benefited from many positive factors: strong revenue growth in excess of 8%, a new reimbursement system that favors private hospitals, the continued optimization and restructuring of its existing portfolio, significant savings from its cost-cutting program, and a 20% cost of debt reduction following a refinancing. The stock price also benefited from an announcement that the company will sell and lease back its real estate portfolio, which represents more than 50% of its market capitalization. In addition, Generale de Sante acquired several clinics this year from Groupe Chiche and Hexagone, reinforcing its dominance in the French market while paying multiples typical of the sector.

London-based BAT is the world's second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys


6 | Annual Report
strong market positions in Europe, North America and several emerging markets. The company's stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT.

MUFG contributed positively to the Fund's performance during the period with a stock price appreciation of 55% in local currency. MUFG, the largest of Japan's megabanks, as well as the largest bank in the world by assets, experienced a significant expansion in profitability as Japan's credit quality recovery and economic turnaround continued throughout 2005. Foreign investors purchased shares as they anticipated growth in fee income, a pickup in loan demand, and higher interest rates as Japan's economy grows. Further bolstering MUFG's prospects was the integration of UFJ Holdings, which has the potential to deliver significant cost and tax synergies in coming years. We continued to find Japan an interesting market given that the banks are seeing the return of consumer confidence and are finally building adequate capital ratios. Further, much of the rest of the world has seen a peak in the credit cycle while Japan continues to experience a recovery.

As always, some stocks didn't meet our expectations in 2005 and detracted from Fund performance. They included Kindred Healthcare, a U.S. health care provider; White Mountains Insurance Group, a U.S. insurance company; and Washington Post, a U.S. newspaper and publishing company.

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry's challenging Medicare reimbursement climate, which was pressured by high federal deficits.(5)

White Mountains' shares weakened 12% largely due to the company's exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

Shares in Washington Post underperformed (declined 22%) as Kaplan, the company's education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable

TOP 10 HOLDINGS
12/31/05

--------------------------------------------------------------
COMPANY                                             % OFTOTAL
SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
--------------------------------------------------------------
White Mountains Insurance Group Inc.                      4.1%
  INSURANCE, U.S.
--------------------------------------------------------------
Weyerhaeuser Co.                                          2.9%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------
KT&G Corp., common & restricted                           2.7%
  TOBACCO, SOUTH KOREA
--------------------------------------------------------------
Altadis SA                                                2.3%
  TOBACCO, SPAIN
--------------------------------------------------------------
Berkshire Hathaway Inc., A & B                            2.0%
  INSURANCE, U.S.
--------------------------------------------------------------
Orkla ASA                                                 1.9%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------
Pernod Ricard SA                                          1.9%
  BEVERAGES, FRANCE
--------------------------------------------------------------
British American Tobacco PLC                              1.8%
  TOBACCO, U.K.
--------------------------------------------------------------
Allied Irish Banks PLC                                    1.8%
  COMMERCIAL BANKS, IRELAND
--------------------------------------------------------------
Groupe Danone                                             1.7%
  FOOD PRODUCTS, FRANCE
--------------------------------------------------------------

(5) A member of Franklin Mutual Advisers, Inc., serves on Kindred's board of directors.


                                                               Annual Report | 7
operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.


            /s/ Anne E. Gudefin

[PHOTO]     Anne E. Gudefin, CFA
            Portfolio Manager


            /s/ Shawn M. Tumulty

[PHOTO]     Shawn M. Tumulty, CFA
            Assistant Portfolio Manager

            Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ANNE GUDEFIN has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. She assumed the duties of portfolio manager for Mutual Discovery Fund in May 2005. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MQIFX)                           CHANGE    12/31/05    12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 0.32    $  19.81    $  19.49
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.4181
--------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.2269
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 1.2171
--------------------------------------------------------------------------------
       TOTAL                         $ 1.8621
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEQIX)                           CHANGE    12/31/05    12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 0.30    $  19.71    $  19.41
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.3495
--------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.2269
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 1.2171
--------------------------------------------------------------------------------
       TOTAL                         $ 1.7935
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBQX)                           CHANGE    12/31/05    12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 0.26    $  19.34    $  19.08
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.2178
--------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.2269
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 1.2171
--------------------------------------------------------------------------------
       TOTAL                         $ 1.6618
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMQX)                           CHANGE    12/31/05    12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 0.28    $  19.58    $  19.30
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.2219
--------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.2269
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 1.2171
--------------------------------------------------------------------------------
       TOTAL                         $ 1.6659
--------------------------------------------------------------------------------

Mutual Qualified Fund paid distributions derived from long-term capital gains totaling $1.2171 per share in June and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS Z                             1-YEAR       5-YEAR            10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)          +11.26%      +59.98%           +218.90%
--------------------------------------------------------------------------------
Average Annual Total Return(3)      +11.26%       +9.85%            +12.30%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $11,126      $15,998            $31,890
--------------------------------------------------------------------------------
CLASS A                             1-YEAR       5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)          +10.85%      +57.19%           +168.24%
--------------------------------------------------------------------------------
Average Annual Total Return(3)       +4.49%       +8.18%            +10.65%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $10,449      $14,815            $25,279
--------------------------------------------------------------------------------
CLASS B                             1-YEAR       5-YEAR      INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(2)          +10.12%      +52.18%            +93.75%
--------------------------------------------------------------------------------
Average Annual Total Return(3)       +6.12%       +8.47%             +9.91%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $10,612      $15,018            $19,375
--------------------------------------------------------------------------------
CLASS C                             1-YEAR       5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)          +10.08%      +52.18%           +152.81%
--------------------------------------------------------------------------------
Average Annual Total Return(3)       +9.08%       +8.76%            +10.65%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $10,908      $15,218            $25,281
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS Z                           12/31/05
------------------------------------------
1-Year                             +11.26%
------------------------------------------
5-Year                              +9.85%
------------------------------------------
10-Year                            +12.30%
------------------------------------------

CLASS Z (1/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           MUTUAL QUALIFIED
            DATE                 FUND                S&P 500(5)
         ----------        ----------------         ------------
           1/1/1996             $10,000               $10,000
          1/31/1996             $10,465               $10,340
          2/29/1996             $10,760               $10,436
          3/31/1996             $10,872               $10,537
          4/30/1996             $10,930               $10,692
          5/31/1996             $11,086               $10,967
          6/30/1996             $11,021               $11,009
          7/31/1996             $10,661               $10,523
          8/31/1996             $11,018               $10,745
          9/30/1996             $11,350               $11,349
         10/31/1996             $11,480               $11,662
         11/30/1996             $12,071               $12,543
         12/31/1996             $12,230               $12,295
          1/31/1997             $12,629               $13,062
          2/28/1997             $12,904               $13,165
          3/31/1997             $12,738               $12,625
          4/30/1997             $12,851               $13,378
          5/31/1997             $13,469               $14,192
          6/30/1997             $13,913               $14,827
          7/31/1997             $14,636               $16,006
          8/31/1997             $14,514               $15,110
          9/30/1997             $15,241               $15,937
         10/31/1997             $14,820               $15,406
         11/30/1997             $14,996               $16,118
         12/31/1997             $15,277               $16,395
          1/31/1998             $15,201               $16,576
          2/28/1998             $16,083               $17,771
          3/31/1998             $16,714               $18,680
          4/30/1998             $16,730               $18,868
          5/31/1998             $16,672               $18,544
          6/30/1998             $16,562               $19,297
          7/31/1998             $16,074               $19,092
          8/31/1998             $13,683               $16,334
          9/30/1998             $13,631               $17,381
         10/31/1998             $14,426               $18,793
         11/30/1998             $15,143               $19,932
         12/31/1998             $15,353               $21,080
          1/31/1999             $15,456               $21,961
          2/28/1999             $15,036               $21,278
          3/31/1999             $15,801               $22,130
          4/30/1999             $17,191               $22,987
          5/31/1999             $17,405               $22,445
          6/30/1999             $17,920               $23,689
          7/31/1999             $17,584               $22,951
          8/31/1999             $16,757               $22,837
          9/30/1999             $16,372               $22,212
         10/31/1999             $16,815               $23,617
         11/30/1999             $17,305               $24,097
         12/31/1999             $17,447               $25,515
          1/31/2000             $16,962               $24,233
          2/29/2000             $16,188               $23,775
          3/31/2000             $17,953               $26,099
          4/30/2000             $17,973               $25,314
          5/31/2000             $18,365               $24,796
          6/30/2000             $18,074               $25,408
          7/31/2000             $18,621               $25,011
          8/31/2000             $19,448               $26,564
          9/30/2000             $19,504               $25,162
         10/31/2000             $19,672               $25,055
         11/30/2000             $19,057               $23,081
         12/31/2000             $19,934               $23,194
          1/31/2001             $21,002               $24,017
          2/28/2001             $20,966               $21,828
          3/31/2001             $20,510               $20,446
          4/30/2001             $21,482               $22,034
          5/31/2001             $22,250               $22,181
          6/30/2001             $22,597               $21,642
          7/31/2001             $22,696               $21,429
          8/31/2001             $22,302               $20,089
          9/30/2001             $20,230               $18,466
         10/31/2001             $20,082               $18,819
         11/30/2001             $20,933               $20,262
         12/31/2001             $21,570               $20,440
          1/31/2002             $21,479               $20,141
          2/28/2002             $21,583               $19,753
          3/31/2002             $22,329               $20,496
          4/30/2002             $22,486               $19,254
          5/31/2002             $22,486               $19,113
          6/30/2002             $20,955               $17,752
          7/31/2002             $19,478               $16,368
          8/31/2002             $19,651               $16,475
          9/30/2002             $18,374               $14,686
         10/31/2002             $18,627               $15,978
         11/30/2002             $19,092               $16,917
         12/31/2002             $18,831               $15,924
          1/31/2003             $18,683               $15,508
          2/28/2003             $18,291               $15,275
          3/31/2003             $18,332               $15,421
          4/30/2003             $19,587               $16,692
          5/31/2003             $20,680               $17,571
          6/30/2003             $21,021               $17,795
          7/31/2003             $21,334               $18,109
          8/31/2003             $21,863               $18,462
          9/30/2003             $21,755               $18,266
         10/31/2003             $22,679               $19,299
         11/30/2003             $23,440               $19,469
         12/31/2003             $24,574               $20,489
          1/31/2004             $24,807               $20,865
          2/29/2004             $25,412               $21,155
          3/31/2004             $25,412               $20,836
          4/30/2004             $24,670               $20,509
          5/31/2004             $24,876               $20,790
          6/30/2004             $25,345               $21,194
          7/31/2004             $24,960               $20,493
          8/31/2004             $25,290               $20,575
          9/30/2004             $25,896               $20,798
         10/31/2004             $26,186               $21,116
         11/30/2004             $27,811               $21,970
         12/31/2004             $28,662               $22,717
          1/31/2005             $28,030               $22,163
          2/28/2005             $28,809               $22,629
          3/31/2005             $28,574               $22,229
          4/30/2005             $28,338               $21,808
          5/31/2005             $29,044               $22,501
          6/30/2005             $29,640               $22,533
          7/31/2005             $30,608               $23,371
          8/31/2005             $30,563               $23,158
          9/30/2005             $31,055               $23,345
         10/31/2005             $30,251               $22,956
         11/30/2005             $31,159               $23,823
         12/31/2005             $31,890               $23,832

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           12/31/05
------------------------------------------
1-Year                              +4.49%
------------------------------------------
5-Year                              +8.18%
------------------------------------------
Since Inception (11/1/96)          +10.65%
------------------------------------------

CLASS A (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           MUTUAL QUALIFIED
            DATE                 FUND                S&P 500(5)
         ----------        ----------------         ------------
          11/1/1996             $ 9,425               $10,000
         11/30/1996             $ 9,908               $10,755
         12/31/1996             $10,035               $10,542
          1/31/1997             $10,360               $11,200
          2/28/1997             $10,579               $11,288
          3/31/1997             $10,437               $10,825
          4/30/1997             $10,530               $11,471
          5/31/1997             $11,031               $12,169
          6/30/1997             $11,389               $12,714
          7/31/1997             $11,982               $13,725
          8/31/1997             $11,875               $12,957
          9/30/1997             $12,466               $13,666
         10/31/1997             $12,120               $13,210
         11/30/1997             $12,258               $13,821
         12/31/1997             $12,488               $14,058
          1/31/1998             $12,419               $14,213
          2/28/1998             $13,135               $15,238
          3/31/1998             $13,644               $16,018
          4/30/1998             $13,658               $16,179
          5/31/1998             $13,603               $15,901
          6/30/1998             $13,506               $16,546
          7/31/1998             $13,111               $16,371
          8/31/1998             $11,153               $14,006
          9/30/1998             $11,111               $14,904
         10/31/1998             $11,762               $16,115
         11/30/1998             $12,335               $17,091
         12/31/1998             $12,507               $18,075
          1/31/1999             $12,590               $18,831
          2/28/1999             $12,240               $18,246
          3/31/1999             $12,864               $18,975
          4/30/1999             $13,992               $19,710
          5/31/1999             $14,167               $19,245
          6/30/1999             $14,577               $20,313
          7/31/1999             $14,295               $19,679
          8/31/1999             $13,620               $19,582
          9/30/1999             $13,306               $19,046
         10/31/1999             $13,659               $20,251
         11/30/1999             $14,052               $20,662
         12/31/1999             $14,166               $21,878
          1/31/2000             $13,772               $20,779
          2/29/2000             $13,134               $20,386
          3/31/2000             $14,561               $22,379
          4/30/2000             $14,570               $21,706
          5/31/2000             $14,889               $21,262
          6/30/2000             $14,655               $21,786
          7/31/2000             $15,091               $21,446
          8/31/2000             $15,746               $22,777
          9/30/2000             $15,791               $21,575
         10/31/2000             $15,918               $21,484
         11/30/2000             $15,418               $19,791
         12/31/2000             $16,123               $19,888
          1/31/2001             $16,980               $20,593
          2/28/2001             $16,951               $18,717
          3/31/2001             $16,571               $17,532
          4/30/2001             $17,360               $18,893
          5/31/2001             $17,973               $19,020
          6/30/2001             $18,241               $18,557
          7/31/2001             $18,321               $18,374
          8/31/2001             $17,991               $17,225
          9/30/2001             $16,321               $15,834
         10/31/2001             $16,201               $16,137
         11/30/2001             $16,881               $17,374
         12/31/2001             $17,388               $17,526
          1/31/2002             $17,304               $17,271
          2/28/2002             $17,388               $16,938
          3/31/2002             $17,981               $17,575
          4/30/2002             $18,097               $16,510
          5/31/2002             $18,097               $16,388
          6/30/2002             $16,855               $15,221
          7/31/2002             $15,671               $14,035
          8/31/2002             $15,800               $14,127
          9/30/2002             $14,779               $12,593
         10/31/2002             $14,972               $13,701
         11/30/2002             $15,338               $14,506
         12/31/2002             $15,129               $13,654
          1/31/2003             $15,009               $13,297
          2/28/2003             $14,693               $13,098
          3/31/2003             $14,704               $13,223
          4/30/2003             $15,716               $14,313
          5/31/2003             $16,586               $15,066
          6/30/2003             $16,856               $15,259
          7/31/2003             $17,097               $15,528
          8/31/2003             $17,513               $15,830
          9/30/2003             $17,436               $15,663
         10/31/2003             $18,158               $16,548
         11/30/2003             $18,771               $16,694
         12/31/2003             $19,665               $17,569
          1/31/2004             $19,853               $17,891
          2/29/2004             $20,328               $18,140
          3/31/2004             $20,328               $17,866
          4/30/2004             $19,720               $17,586
          5/31/2004             $19,886               $17,827
          6/30/2004             $20,257               $18,173
          7/31/2004             $19,936               $17,572
          8/31/2004             $20,190               $17,643
          9/30/2004             $20,677               $17,833
         10/31/2004             $20,898               $18,106
         11/30/2004             $22,193               $18,838
         12/31/2004             $22,864               $19,479
          1/31/2005             $22,346               $19,004
          2/28/2005             $22,970               $19,404
          3/31/2005             $22,770               $19,061
          4/30/2005             $22,581               $18,699
          5/31/2005             $23,135               $19,294
          6/30/2005             $23,594               $19,322
          7/31/2005             $24,357               $20,040
          8/31/2005             $24,321               $19,857
          9/30/2005             $24,715               $20,018
         10/31/2005             $24,059               $19,684
         11/30/2005             $24,774               $20,428
         12/31/2005             $25,279               $20,435


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           12/31/05
------------------------------------------
1-Year                              +6.12%
------------------------------------------
5-Year                              +8.47%
------------------------------------------
Since Inception (1/1/99)            +9.91%
------------------------------------------

CLASS B (1/1/99-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           MUTUAL QUALIFIED
            DATE                 FUND                S&P 500(5)
         ----------        ----------------         ------------
           1/1/1999             $10,000               $10,000
          1/31/1999             $10,061               $10,418
          2/28/1999             $ 9,787               $10,094
          3/31/1999             $10,274               $10,498
          4/30/1999             $11,163               $10,905
          5/31/1999             $11,297               $10,647
          6/30/1999             $11,617               $11,238
          7/31/1999             $11,385               $10,887
          8/31/1999             $10,851               $10,834
          9/30/1999             $10,588               $10,537
         10/31/1999             $10,864               $11,203
         11/30/1999             $11,171               $11,431
         12/31/1999             $11,255               $12,104
          1/31/2000             $10,933               $11,496
          2/29/2000             $10,423               $11,279
          3/31/2000             $11,550               $12,381
          4/30/2000             $11,557               $12,009
          5/31/2000             $11,805               $11,763
          6/30/2000             $11,605               $12,053
          7/31/2000             $11,946               $11,865
          8/31/2000             $12,461               $12,601
          9/30/2000             $12,491               $11,936
         10/31/2000             $12,585               $11,886
         11/30/2000             $12,186               $10,949
         12/31/2000             $12,731               $11,003
          1/31/2001             $13,405               $11,393
          2/28/2001             $13,366               $10,355
          3/31/2001             $13,064               $ 9,699
          4/30/2001             $13,676               $10,453
          5/31/2001             $14,156               $10,523
          6/30/2001             $14,358               $10,267
          7/31/2001             $14,413               $10,166
          8/31/2001             $14,151               $ 9,530
          9/30/2001             $12,830               $ 8,760
         10/31/2001             $12,719               $ 8,927
         11/30/2001             $13,252               $ 9,612
         12/31/2001             $13,644               $ 9,696
          1/31/2002             $13,569               $ 9,555
          2/28/2002             $13,628               $ 9,371
          3/31/2002             $14,089               $ 9,723
          4/30/2002             $14,173               $ 9,134
          5/31/2002             $14,165               $ 9,067
          6/30/2002             $13,184               $ 8,421
          7/31/2002             $12,253               $ 7,765
          8/31/2002             $12,338               $ 7,816
          9/30/2002             $11,536               $ 6,967
         10/31/2002             $11,681               $ 7,580
         11/30/2002             $11,963               $ 8,025
         12/31/2002             $11,792               $ 7,554
          1/31/2003             $11,689               $ 7,357
          2/28/2003             $11,439               $ 7,246
          3/31/2003             $11,448               $ 7,316
          4/30/2003             $12,222               $ 7,919
          5/31/2003             $12,900               $ 8,335
          6/30/2003             $13,099               $ 8,442
          7/31/2003             $13,280               $ 8,591
          8/31/2003             $13,600               $ 8,758
          9/30/2003             $13,523               $ 8,665
         10/31/2003             $14,076               $ 9,155
         11/30/2003             $14,543               $ 9,236
         12/31/2003             $15,237               $ 9,720
          1/31/2004             $15,368               $ 9,898
          2/29/2004             $15,733               $10,036
          3/31/2004             $15,715               $ 9,884
          4/30/2004             $15,246               $ 9,729
          5/31/2004             $15,359               $ 9,863
          6/30/2004             $15,634               $10,054
          7/31/2004             $15,382               $ 9,722
          8/31/2004             $15,573               $ 9,761
          9/30/2004             $15,938               $ 9,866
         10/31/2004             $16,104               $10,017
         11/30/2004             $17,086               $10,422
         12/31/2004             $17,594               $10,777
          1/31/2005             $17,188               $10,514
          2/28/2005             $17,658               $10,735
          3/31/2005             $17,502               $10,545
          4/30/2005             $17,336               $10,345
          5/31/2005             $17,760               $10,674
          6/30/2005             $18,100               $10,690
          7/31/2005             $18,678               $11,087
          8/31/2005             $18,632               $10,986
          9/30/2005             $18,921               $11,075
         10/31/2005             $18,408               $10,890
         11/30/2005             $18,949               $11,301
         12/31/2005             $19,375               $11,305

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           12/31/05
------------------------------------------
1-Year                              +9.08%
------------------------------------------
5-Year                              +8.76%
------------------------------------------
Since Inception (11/1/96)          +10.65%
------------------------------------------

CLASS C (11/1/96-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           MUTUAL QUALIFIED
            DATE                 FUND                S&P 500(5)
         ----------        ----------------         ------------
          11/1/1996             $10,000               $10,000
         11/30/1996             $10,509               $10,755
         12/31/1996             $10,637               $10,542
          1/31/1997             $10,974               $11,200
          2/28/1997             $11,204               $11,288
          3/31/1997             $11,046               $10,825
          4/30/1997             $11,138               $11,471
          5/31/1997             $11,669               $12,169
          6/30/1997             $12,043               $12,714
          7/31/1997             $12,659               $13,725
          8/31/1997             $12,545               $12,957
          9/30/1997             $13,158               $13,666
         10/31/1997             $12,785               $13,210
         11/30/1997             $12,925               $13,821
         12/31/1997             $13,158               $14,058
          1/31/1998             $13,078               $14,213
          2/28/1998             $13,827               $15,238
          3/31/1998             $14,358               $16,018
          4/30/1998             $14,358               $16,179
          5/31/1998             $14,292               $15,901
          6/30/1998             $14,190               $16,546
          7/31/1998             $13,757               $16,371
          8/31/1998             $11,698               $14,006
          9/30/1998             $11,646               $14,904
         10/31/1998             $12,318               $16,115
         11/30/1998             $12,916               $17,091
         12/31/1998             $13,082               $18,075
          1/31/1999             $13,162               $18,831
          2/28/1999             $12,794               $18,246
          3/31/1999             $13,434               $18,975
          4/30/1999             $14,602               $19,710
          5/31/1999             $14,778               $19,245
          6/30/1999             $15,200               $20,313
          7/31/1999             $14,895               $19,679
          8/31/1999             $14,196               $19,582
          9/30/1999             $13,850               $19,046
         10/31/1999             $14,212               $20,251
         11/30/1999             $14,615               $20,662
         12/31/1999             $14,722               $21,878
          1/31/2000             $14,302               $20,779
          2/29/2000             $13,636               $20,386
          3/31/2000             $15,108               $22,379
          4/30/2000             $15,117               $21,706
          5/31/2000             $15,441               $21,262
          6/30/2000             $15,178               $21,786
          7/31/2000             $15,623               $21,446
          8/31/2000             $16,305               $22,777
          9/30/2000             $16,343               $21,575
         10/31/2000             $16,457               $21,484
         11/30/2000             $15,936               $19,791
         12/31/2000             $16,653               $19,888
          1/31/2001             $17,532               $20,593
          2/28/2001             $17,491               $18,717
          3/31/2001             $17,097               $17,532
          4/30/2001             $17,885               $18,893
          5/31/2001             $18,521               $19,020
          6/30/2001             $18,789               $18,557
          7/31/2001             $18,852               $18,374
          8/31/2001             $18,509               $17,225
          9/30/2001             $16,778               $15,834
         10/31/2001             $16,643               $16,137
         11/30/2001             $17,338               $17,374
         12/31/2001             $17,845               $17,526
          1/31/2002             $17,757               $17,271
          2/28/2002             $17,834               $16,938
          3/31/2002             $18,423               $17,575
          4/30/2002             $18,532               $16,510
          5/31/2002             $18,521               $16,388
          6/30/2002             $17,252               $15,221
          7/31/2002             $16,021               $14,035
          8/31/2002             $16,143               $14,127
          9/30/2002             $15,090               $12,593
         10/31/2002             $15,278               $13,701
         11/30/2002             $15,655               $14,506
         12/31/2002             $15,430               $13,654
          1/31/2003             $15,296               $13,297
          2/28/2003             $14,962               $13,098
          3/31/2003             $14,973               $13,223
          4/30/2003             $15,987               $14,313
          5/31/2003             $16,867               $15,066
          6/30/2003             $17,135               $15,259
          7/31/2003             $17,371               $15,528
          8/31/2003             $17,785               $15,830
          9/30/2003             $17,696               $15,663
         10/31/2003             $18,424               $16,548
         11/30/2003             $19,029               $16,694
         12/31/2003             $19,929               $17,569
          1/31/2004             $20,098               $17,891
          2/29/2004             $20,582               $18,140
          3/31/2004             $20,559               $17,866
          4/30/2004             $19,940               $17,586
          5/31/2004             $20,087               $17,827
          6/30/2004             $20,453               $18,173
          7/31/2004             $20,126               $17,572
          8/31/2004             $20,374               $17,643
          9/30/2004             $20,847               $17,833
         10/31/2004             $21,061               $18,106
         11/30/2004             $22,345               $18,838
         12/31/2004             $23,022               $19,479
          1/31/2005             $22,485               $19,004
          2/28/2005             $23,105               $19,404
          3/31/2005             $22,890               $19,061
          4/30/2005             $22,676               $18,699
          5/31/2005             $23,224               $19,294
          6/30/2005             $23,675               $19,322
          7/31/2005             $24,436               $20,040
          8/31/2005             $24,376               $19,857
          9/30/2005             $24,750               $20,018
         10/31/2005             $24,086               $19,684
         11/30/2005             $24,786               $20,428
         12/31/2005             $25,281               $20,435


12 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:            These shares have higher annual fees and expenses than Class
                    A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/05      VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,075.90               $4.55
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,050.82               $4.43
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,074.20               $6.38
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.06               $6.21
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,070.50               $9.76
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.78               $9.50
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,070.40               $9.76
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.78               $9.50
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.87%; A: 1.22%; B: 1.87%; and C: 1.87%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL QUALIFIED FUND

FINANCIAL HIGHLIGHTS

                                                ----------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
CLASS Z                                                 2005             2004             2003             2002             2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $      19.49     $      17.88     $      13.95     $      16.49     $      16.61
                                                ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           0.41             0.37             0.20             0.28             0.23

 Net realized and unrealized gains (losses) .           1.77             2.56             4.04            (2.34)            1.12
                                                ----------------------------------------------------------------------------------
Total from investment operations ............           2.18             2.93             4.24            (2.06)            1.35
                                                ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................          (0.42)           (0.39)           (0.31)           (0.26)           (0.20)

 Net realized gains .........................          (1.44)           (0.93)              --            (0.22)           (1.27)
                                                ----------------------------------------------------------------------------------
Total distributions .........................          (1.86)           (1.32)           (0.31)           (0.48)           (1.47)
                                                ----------------------------------------------------------------------------------
Redemption fees .............................             --(c)            --(c)            --               --               --
                                                ----------------------------------------------------------------------------------
Net asset value, end of year ................   $      19.81     $      19.49     $      17.88     $      13.95     $      16.49
                                                ==================================================================================


Total return ................................          11.26%           16.64%           30.50%          (12.70)%           8.21%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $  3,646,593     $  3,419,744     $  3,102,506     $  2,503,544     $  3,022,299

Ratios to average net assets:*

 Expenses(b) ................................           0.85%            0.82%            0.85%            0.80%            0.80%

 Net investment income ......................           2.04%            2.01%            1.34%            1.81%            1.29%

Portfolio turnover rate .....................          20.98%           37.61%           49.70%           51.24%           52.64%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................           0.81%            0.81%            0.82%            0.79%            0.79%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

                                                ----------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
CLASS A                                                 2005             2004             2003             2002             2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $      19.41     $      17.81     $      13.91     $      16.44     $      16.56
                                                ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           0.34             0.31             0.15             0.23             0.17

 Net realized and unrealized gains (losses) .           1.75             2.55             4.01            (2.33)            1.12
                                                ----------------------------------------------------------------------------------
Total from investment operations ............           2.09             2.86             4.16            (2.10)            1.29
                                                ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................          (0.35)           (0.33)           (0.26)           (0.21)           (0.14)

 Net realized gains .........................          (1.44)           (0.93)              --            (0.22)           (1.27)
                                                ----------------------------------------------------------------------------------
Total distributions .........................          (1.79)           (1.26)           (0.26)           (0.43)           (1.41)
                                                ----------------------------------------------------------------------------------
Redemption fees .............................             --(d)            --(d)            --               --               --
                                                ----------------------------------------------------------------------------------
Net asset value, end of year ................   $      19.71     $      19.41     $      17.81     $      13.91     $      16.44
                                                ==================================================================================


Total return(b) .............................          10.85%           16.27%           29.98%          (13.00)%           7.85%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $    794,789     $    692,523     $    625,088     $    449,507     $    482,182

Ratios to average net assets:*

 Expenses(c) ................................           1.20%            1.17%            1.20%            1.15%            1.15%

 Net investment income ......................           1.69%            1.66%            0.99%            1.46%            0.94%

Portfolio turnover rate .....................          20.98%           37.61%           49.70%           51.24%           52.64%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................           1.16%            1.16%            1.17%            1.14%            1.14%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL QUALIFIED FUND

                                                ----------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
CLASS B                                                 2005             2004             2003             2002             2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $      19.08     $      17.54     $      13.72     $      16.25     $      16.44
                                                ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           0.20             0.19             0.05             0.13             0.04

 Net realized and unrealized gains (losses) .           1.72             2.50             3.94            (2.30)            1.13
                                                ----------------------------------------------------------------------------------
Total from investment operations ............           1.92             2.69             3.99            (2.17)            1.17
                                                ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................          (0.22)           (0.22)           (0.17)           (0.14)           (0.09)

 Net realized gains .........................          (1.44)           (0.93)              --            (0.22)           (1.27)
                                                ----------------------------------------------------------------------------------
Total distributions .........................          (1.66)           (1.15)           (0.17)           (0.36)           (1.36)
                                                ----------------------------------------------------------------------------------
Redemption fees .............................             --(d)            --(d)            --               --               --
                                                ----------------------------------------------------------------------------------
Net asset value, end of year ................   $      19.34     $      19.08     $      17.54     $      13.72     $      16.25
                                                ==================================================================================


Total return(b) .............................          10.12%           15.46%           29.22%          (13.58)%           7.17%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $     69,847     $     67,714     $     53,760     $     36,023     $     20,581

Ratios to average net assets:*

 Expenses(c) ................................           1.85%            1.82%            1.85%            1.80%            1.80%

 Net investment income ......................           1.04%            1.01%            0.34%            0.81%            0.24%

Portfolio turnover rate .....................          20.98%           37.61%           49.70%           51.24%           52.64%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................           1.81%            1.81%            1.82%            1.79%            1.79%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

                                                ----------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
CLASS C                                                 2005             2004             2003             2002             2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $      19.30     $      17.72     $      13.85     $      16.36     $      16.49
                                                ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           0.20             0.19             0.05             0.13             0.05

 Net realized and unrealized gains (losses) .           1.74             2.52             3.98            (2.31)            1.12
                                                ----------------------------------------------------------------------------------
Total from investment operations ............           1.94             2.71             4.03            (2.18)            1.17
                                                ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................          (0.22)           (0.20)           (0.16)           (0.11)           (0.03)

 Net realized gains .........................          (1.44)           (0.93)              --            (0.22)           (1.27)
                                                ----------------------------------------------------------------------------------
Total distributions .........................          (1.66)           (1.13)           (0.16)           (0.33)           (1.30)
                                                ----------------------------------------------------------------------------------
Redemption fees .............................             --(d)            --(d)            --               --               --
                                                ----------------------------------------------------------------------------------
Net asset value, end of year ................   $      19.58     $      19.30     $      17.72     $      13.85     $      16.36
                                                ==================================================================================


Total return(b) .............................          10.08%           15.52%           29.16%          (13.53)%           7.16%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $    336,786     $    311,071     $    285,668     $    225,699     $    251,798

Ratios to average net assets:*

 Expenses(c) ................................           1.85%            1.82%            1.85%            1.79%            1.79%

 Net investment income ......................           1.04%            1.01%            0.34%            0.82%            0.30%

Portfolio turnover rate .....................          20.98%           37.61%           49.70%           51.24%           52.64%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................           1.81%            1.81%            1.82%            1.78%            1.78%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL QUALIFIED FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 90.2%
            AEROSPACE & DEFENSE 0.4%
            Northrop Grumman Corp. ......................................   United States             283,930       $    17,067,032
                                                                                                                    ---------------
            AIRLINES 0.8%
        (a) ACE Aviation Holdings Inc. ..................................      Canada                 849,428            27,771,026
    (a),(b) ACE Aviation Holdings Inc., A, 144A .........................      Canada                 323,217            10,567,191
        (a) ACE Aviation Holdings Inc., B ...............................      Canada                   1,330                43,323
    (a),(c) Air Canada Inc., Contingent Distribution ....................      Canada             238,886,992                    --
                                                                                                                    ---------------
                                                                                                                         38,381,540
                                                                                                                    ---------------
            AUTO COMPONENTS 0.2%
(a),(d),(e) Lancer Industries Inc., B ...................................   United States                   4             7,641,080
                                                                                                                    ---------------
            BEVERAGES 3.2%
            Brown-Forman Corp., A .......................................   United States              79,200             5,618,448
            Coca-Cola Enterprises Inc. ..................................   United States           1,570,200            30,100,734
            Diageo PLC ..................................................  United Kingdom           1,989,960            28,844,054
            Pernod Ricard SA ............................................      France                 523,094            91,279,637
                                                                                                                    ---------------
                                                                                                                        155,842,873
                                                                                                                    ---------------
            CAPITAL MARKETS 1.6%
        (a) A.B. Watley Group Inc. ......................................   United States             128,325                 2,053
        (b) KKR Financial Corp., 144A ...................................   United States           2,581,600            61,932,584
            MCG Capital Corp. ...........................................   United States             938,382            13,690,993
                                                                                                                    ---------------
                                                                                                                         75,625,630
                                                                                                                    ---------------
            CHEMICALS 0.0%(f)
        (a) Sika AG .....................................................    Switzerland                  696               577,461
                                                                                                                    ---------------
            COMMERCIAL BANKS 8.6%
            Allied Irish Banks PLC ......................................      Ireland              4,041,494            86,934,778
            Bank of Ireland .............................................      Ireland              2,248,075            35,396,402
            BNP Paribas SA ..............................................      France                 515,209            41,688,728
        (a) Centennial Bank Holdings Inc. ...............................   United States           1,735,639            21,469,854
            Chinatrust Financial Holding Co. Ltd. .......................      Taiwan              29,259,000            23,174,386
            Danske Bank .................................................      Denmark              1,249,080            43,999,137
(a),(d),(e) Elephant Capital Holdings Ltd. ..............................       Japan                  11,087            15,798,424
            ForeningsSparbanken AB, A ...................................      Sweden                 974,500            26,553,301
            Mitsubishi UFJ Financial Group Inc. .........................       Japan                   5,648            76,563,585
    (a),(d) NCB Warrant Holdings Ltd., A ................................       Japan                  53,490             8,641,850
    (a),(e) State National Bancshares Inc. ..............................   United States           1,375,000            34,876,875
                                                                                                                    ---------------
                                                                                                                        415,097,320
                                                                                                                    ---------------
            COMMERCIAL SERVICES & SUPPLIES 1.4%
        (a) Comdisco Holding Co. Inc. ...................................   United States                 370                 7,030
        (c) Comdisco Holding Co. Inc., Contingent Distribution ..........   United States          44,591,246                    --
    (a),(e) Insun ENT Co. Ltd. ..........................................    South Korea              687,953             9,218,229
            Republic Services Inc. ......................................   United States           1,571,600            59,013,580
    (a),(c) Safety Kleen Corp., Contingent Distribution .................   United States             535,000                    --
                                                                                                                    ---------------
                                                                                                                         68,238,839
                                                                                                                    ---------------


20 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            COMPUTERS & PERIPHERALS 0.4%
(a),(d),(e) DecisionOne Corp. ...........................................  United States            1,008,199       $       718,846
        (a) Lexmark International Inc., A ...............................  United States              422,800            18,954,124
                                                                                                                    ---------------
                                                                                                                         19,672,970
                                                                                                                    ---------------
            CONSUMER FINANCE 0.6%
            MBNA Corp. ..................................................  United States              818,800            22,230,420
    (a),(e) White River Capital Inc. ....................................  United States              549,751             7,833,952
                                                                                                                    ---------------
                                                                                                                         30,064,372
                                                                                                                    ---------------
            CONTAINERS & PACKAGING 1.0%
            Temple-Inland Inc. ..........................................  United States            1,042,200            46,742,670
                                                                                                                    ---------------
            DIVERSIFIED FINANCIAL SERVICES 1.6%
            Euronext ....................................................   Netherlands                51,422             2,678,541
            Fortis Group NV .............................................     Belgium                 795,800            25,333,280
            Leucadia National Corp. .....................................  United States            1,037,460            49,237,852
    (a),(c) Marconi Corp., Contingent Distribution ......................  United Kingdom          34,293,500                    --
                                                                                                                    ---------------
                                                                                                                         77,249,673
                                                                                                                    ---------------
            DIVERSIFIED TELECOMMUNICATION SERVICES 4.3%
(a),(d),(g) AboveNet Inc. ...............................................  United States              365,293             8,753,662
(a),(c),(g) AboveNet Inc., Contingent Distribution ......................  United States           50,430,000                    --
(a),(d),(g) AboveNet Inc., wts., 9/08/08 ................................  United States               11,991                47,964
(a),(d),(g) AboveNet Inc., wts., 9/08/10 ................................  United States               14,107                11,286
            Belgacom SA .................................................     Belgium                 396,300            12,925,351
            Chunghwa Telecom Co. Ltd., ADR ..............................      Taiwan                 974,078            17,874,331
    (a),(c) Global Crossing Holdings Ltd., Contingent Distribution ......  United States           49,411,586                    --
            MCI Inc. ....................................................  United States              754,046            14,877,328
        (a) NTL Inc. ....................................................  United Kingdom             947,728            64,521,322
            Sprint Nextel Corp. .........................................  United States              118,861             2,776,593
    (a),(c) Telewest Communications PLC, Contingent Distribution ........  United Kingdom          53,559,146                    --
    (a),(c) Telewest Finance Ltd., Contingent Distribution ..............  United Kingdom           5,795,000                    --
        (a) Telewest Global Inc. ........................................  United Kingdom           3,122,294            74,373,043
            Verizon Communications Inc. .................................  United States              484,600            14,596,152
                                                                                                                    ---------------
                                                                                                                        210,757,032
                                                                                                                    ---------------
            ELECTRIC UTILITIES 0.3%
            E.ON AG .....................................................     Germany                 153,710            15,915,060
        (b) Entegra/Union Power, 144A ...................................  United States              115,572                    --
                                                                                                                    ---------------
                                                                                                                         15,915,060
                                                                                                                    ---------------
            FOOD & STAPLES RETAILING 1.7%
            Bourbon SA ..................................................      France                 215,723            18,885,623
            Carrefour SA ................................................      France               1,305,508            61,171,906
                                                                                                                    ---------------
                                                                                                                         80,057,529
                                                                                                                    ---------------


                                                              Annual Report | 21

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            FOOD PRODUCTS 7.4%
            Cadbury Schweppes PLC .......................................  United Kingdom           2,728,621       $    25,796,035
            CSM NV ......................................................    Netherlands            1,909,144            52,051,028
            Groupe Danone ...............................................      France                 789,560            82,489,094
        (a) Lotte Confectionary Co. Ltd. ................................    South Korea               30,405            36,093,677
            Nestle SA ...................................................    Switzerland              160,750            48,087,345
        (a) Nong Shim Co. Ltd. ..........................................    South Korea               81,743            22,717,658
            Orkla ASA ...................................................      Norway               2,216,900            91,801,522
                                                                                                                    ---------------
                                                                                                                        359,036,359
                                                                                                                    ---------------
            HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
            Guidant Corp. ...............................................   United States             570,300            36,926,925
                                                                                                                    ---------------
            HEALTH CARE PROVIDERS & SERVICES 3.1%
            Generale de Sante ...........................................      France               2,010,450            69,260,074
(a),(d),(g) Kindred Healthcare Inc. .....................................   United States           1,208,060            29,563,644
(a),(d),(g) Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...........   United States                 582                 8,961
(a),(d),(g) Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ..........   United States                 288                    --
(a),(d),(g) Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..........   United States                 876                    --
(a),(d),(g) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..........   United States               3,876                 2,798
(a),(d),(g) Kindred Healthcare Inc., wts., Series A, 4/20/06 ............   United States             104,567             2,022,535
(a),(d),(g) Kindred Healthcare Inc., wts., Series B, 4/20/06 ............   United States             261,416             4,296,372
            Rhoen-Klinikum AG ...........................................      Germany              1,157,046            44,229,839
            UnitedHealth Group Inc. .....................................   United States                 250                15,535
            WellPoint Inc. ..............................................   United States                  46                 3,670
                                                                                                                    ---------------
                                                                                                                        149,403,428
                                                                                                                    ---------------
            HOTELS, RESTAURANTS & LEISURE 0.6%
        (a) FHC Delaware Inc. ...........................................   United States             452,571             1,573,092
            Hilton Group ................................................  United Kingdom           1,739,118            10,883,638
    (a),(c) Trump Atlantic, Contingent Distribution .....................   United States          20,453,000               774,471
        (a) Trump Entertainment Resorts Inc. ............................   United States             690,230            13,894,330
                                                                                                                    ---------------
                                                                                                                         27,125,531
                                                                                                                    ---------------
            INDUSTRIAL CONGLOMERATES 0.8%
            Siemens AG ..................................................      Germany                460,520            39,455,155
                                                                                                                    ---------------
            INSURANCE 11.1%
        (a) Alleghany Corp. .............................................   United States             140,978            40,037,752
        (a) Berkshire Hathaway Inc., A ..................................   United States                 468            41,474,160
    (a),(h) Berkshire Hathaway Inc., B ..................................   United States              18,875            55,407,563
            Hartford Financial Services Group Inc. ......................   United States             482,200            41,416,158
(a),(d),(e) Imagine Group Holdings Ltd. .................................      Bermuda              2,814,856            28,828,432
            Montpelier Re Holdings Ltd. .................................      Bermuda                332,216             6,278,882
            Old Republic International Corp. ............................   United States           1,708,400            44,862,584
    (a),(d) Olympus Re Holdings Ltd. ....................................      Bermuda                 97,300             1,800,050
            Prudential Financial Inc. ...................................   United States             461,000            33,740,590
    (a),(d) Symetra Financial ...........................................   United States             394,800            45,402,000
            White Mountains Insurance Group Inc. ........................   United States             352,130           196,682,211
                                                                                                                    ---------------
                                                                                                                        535,930,382
                                                                                                                    ---------------


22 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            MACHINERY 1.8%
        (a) Kone OYJ ....................................................      Finland              1,438,600       $    57,104,495
            NACCO Industries Inc., A ....................................   United States             274,700            32,181,105
                                                                                                                    ---------------
                                                                                                                         89,285,600
                                                                                                                    ---------------
            MEDIA 5.9%
        (a) CJ CGV Co. Ltd. .............................................    South Korea              574,910            16,976,251
            Clear Channel Communications Inc. ...........................   United States             658,200            20,700,390
        (a) Comcast Corp., A ............................................   United States             146,500             3,763,585
            E.W. Scripps Co., A .........................................   United States              31,900             1,531,838
        (a) EchoStar Communications Corp., A ............................   United States             529,300            14,381,081
            Hollinger International Inc. ................................   United States             767,234             6,530,696
            Knight Ridder Inc. ..........................................   United States              84,300             5,336,190
        (a) Liberty Media Corp., A ......................................   United States           6,148,259            48,386,798
            News Corp., A ...............................................   United States           1,126,900            17,523,295
            Omnicom Group Inc. ..........................................   United States             177,700            15,127,601
            Pearson PLC .................................................  United Kingdom           2,228,900            26,363,637
        (d) Time Warner Inc. ............................................   United States           2,364,120            46,221,441
        (a) TVMAX Holdings Inc. .........................................   United States             111,391               111,391
            Viacom Inc., B ..............................................   United States             428,100            13,956,060
            Washington Post Co., B ......................................   United States              66,050            50,528,250
                                                                                                                    ---------------
                                                                                                                        287,438,504
                                                                                                                    ---------------
            METALS & MINING 4.8%
            Anglo American PLC ..........................................   South Africa            1,226,724            41,767,136
        (a) Apex Silver Mines Ltd. ......................................      Bolivia              1,081,300            17,192,670
            Barrick Gold Corp. ..........................................      Canada                 313,800             8,745,606
            Dofasco Inc. ................................................      Canada                 284,910            15,928,290
        (a) Eldorado Gold Corp. .........................................      Canada               3,158,200            15,460,860
            Freeport-McMoRan Copper & Gold Inc., B ......................   United States             204,600            11,007,480
        (a) Glamis Gold Ltd. ............................................      Canada                 677,100            18,624,182
            Gold Fields Ltd. ............................................   South Africa              146,300             2,584,961
            Goldcorp Inc. ...............................................      Canada                 577,581            12,870,100
        (a) Goldcorp Inc., wts., 5/30/07 ................................      Canada                 777,331             3,243,618
        (a) Harmony Gold Mining Co. Ltd., ADR ...........................   South Africa              341,800             4,460,490
            Newmont Mining Corp. ........................................   United States           1,334,880            71,282,592
            Placer Dome Inc. ............................................      Canada                 470,800            10,782,669
                                                                                                                    ---------------
                                                                                                                        233,950,654
                                                                                                                    ---------------
            MULTI-UTILITIES 0.2%
            NorthWestern Corp. ..........................................   United States             306,642             9,527,367
    (a),(c) NorthWestern Corp., Contingent Distribution .................   United States           9,300,000               790,500
                                                                                                                    ---------------
                                                                                                                         10,317,867
                                                                                                                    ---------------
            MULTILINE RETAIL 0.7%
            Jelmoli Holding AG ..........................................    Switzerland               24,399            34,822,550
                                                                                                                    ---------------


                                                              Annual Report | 23

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS 3.5%
        (a) Anchor Resources LLC ........................................   United States              58,923       $            --
            BP PLC ......................................................  United Kingdom           1,221,600            13,009,533
            BP PLC, ADR .................................................  United Kingdom             193,700            12,439,414
            Consol Energy Inc. ..........................................   United States             624,220            40,686,660
            Eni SpA .....................................................       Italy               1,452,100            40,277,777
            Oil & Natural Gas Corp. Ltd. ................................       India                 833,600            21,767,715
            Total SA, B .................................................      France                 166,368            41,793,800
                                                                                                                    ---------------
                                                                                                                        169,974,899
                                                                                                                    ---------------
            PAPER & FOREST PRODUCTS 3.0%
            Abitibi-Consolidated Inc. ...................................      Canada               1,139,500             4,568,588
        (h) Weyerhaeuser Co. ............................................   United States           2,142,200           142,113,548
                                                                                                                    ---------------
                                                                                                                        146,682,136
                                                                                                                    ---------------
            PHARMACEUTICALS 2.5%
            Bristol-Myers Squibb Co. ....................................   United States             398,200             9,150,636
        (a) IVAX Corp. ..................................................   United States             111,500             3,493,295
            Merck & Co. Inc. ............................................   United States             162,700             5,175,487
            Pfizer Inc. .................................................   United States           1,751,030            40,834,019
            Sanofi-Aventis ..............................................      France                 321,748            28,186,702
            Valeant Pharmaceuticals International .......................   United States           1,025,100            18,533,808
            Wyeth .......................................................   United States             344,500            15,871,115
                                                                                                                    ---------------
                                                                                                                        121,245,062
                                                                                                                    ---------------
            REAL ESTATE 3.3%
        (a) Alexander's Inc. ............................................   United States             108,590            26,658,845
            Canary Wharf Group PLC ......................................  United Kingdom           8,298,072            34,263,402
        (b) Medical Properties Trust Inc., 144A .........................   United States             823,500             8,053,830
        (e) Saxon Capital Inc. ..........................................   United States           2,663,585            30,178,418
    (a),(d) Security Capital European Realty ............................    Luxembourg                17,603               127,930
            Swire Pacific Ltd., A .......................................     Hong Kong             3,620,800            32,501,813
            Swire Pacific Ltd., B .......................................     Hong Kong             5,292,600             9,215,028
            Ventas Inc. .................................................   United States             669,525            21,438,190
                                                                                                                    ---------------
                                                                                                                        162,437,456
                                                                                                                    ---------------
            ROAD & RAIL 1.2%
        (d) Florida East Coast Industries Inc. ..........................   United States           1,497,000            60,256,495
                                                                                                                    ---------------
            SOFTWARE 0.2%
            Microsoft Corp. .............................................   United States             383,200            10,020,680
                                                                                                                    ---------------
            THRIFTS & MORTGAGE FINANCE 3.0%
        (a) Franklin Bancorp ............................................   United States             889,879            16,008,923
            Hudson City Bancorp Inc. ....................................   United States           2,308,140            27,974,657
    (a),(e) ITLA Capital Corp. ..........................................   United States             445,796            21,777,135
            Sovereign Bancorp Inc. ......................................   United States           3,735,520            80,761,942
                                                                                                                    ---------------
                                                                                                                        146,522,657
                                                                                                                    ---------------


24 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            TOBACCO 10.2%
            Altadis SA ..................................................       Spain               2,499,700       $   113,399,222
        (h) Altria Group Inc. ...........................................   United States             796,507            59,515,003
            British American Tobacco PLC ................................  United Kingdom           3,939,454            88,109,234
            Imperial Tobacco Group PLC ..................................  United Kingdom           1,301,759            38,902,046
            KT&G Corp. ..................................................    South Korea            2,193,720            98,091,400
        (b) KT&G Corp., GDR, 144A .......................................    South Korea            1,433,500            31,537,000
        (h) Reynolds American Inc. ......................................   United States             686,300            65,424,979
                                                                                                                    ---------------
                                                                                                                        494,978,884
                                                                                                                    ---------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
               (COST $2,943,244,584).....................................                                             4,374,742,305
                                                                                                                    ---------------
            PREFERRED STOCKS 0.5%
            DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(f)
            PTV Inc., 10.00%, A, pfd. ...................................  United Kingdom              92,939               195,172
                                                                                                                    ---------------
            ELECTRIC UTILITIES 0.0%(f)
        (a) Montana Power Co., 8.45%, pfd. ..............................   United States              46,450               383,212
                                                                                                                    ---------------
            METALS & MINING 0.5%
(d),(e),(g) Esmark Inc., Series A, 10.00%, cvt. pfd. ....................   United States              22,360            23,447,591
            Falconbridge Ltd., 6.00%, cvt. pfd., 1 ......................      Canada                  21,509               543,102
            Falconbridge Ltd., 6.25%, cvt. pfd., 2 ......................      Canada                  21,509               543,102
            Falconbridge Ltd., 6.50%, cvt. pfd., 3 ......................      Canada                  10,754               272,614
                                                                                                                    ---------------
                                                                                                                         24,806,409
                                                                                                                    ---------------
            TOTAL PREFERRED STOCKS (COST $25,444,306)....................                                                25,384,793
                                                                                                                    ---------------

                                                                                           -------------------
                                                                                           PRINCIPAL AMOUNT(J)
                                                                                           -------------------
            CORPORATE BONDS & NOTES 2.5%
        (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ......      Canada               2,505,000 CAD         2,112,105
        (i) Collins & Aikman Products Co.,
                    Revolver, FRN, 10.75%, 8/31/09 ......................   United States             366,400               355,408
                    Tranche B1 Term Loan, FRN, 10.75%, 8/31/11 ..........   United States             858,200               832,454
            Dana Corp.,
                    5.85%, 1/15/15 ......................................   United States           4,088,000             2,922,920
                    7.00%, 3/01/29 ......................................   United States             600,000               433,500
    (d),(e) DecisionOne Corp., 144A, 12.00%, 4/15/10 ....................   United States           1,094,401             1,094,401
            Entegra/Union Power,
                    Term Loan A, 4.00%, 6/01/12 .........................   United States           5,887,605             5,063,340
                    Term Loan B, 9.00%, 6/01/20 .........................   United States           5,669,545             4,875,809
            Eurotunnel PLC,
            (b),(i) Senior Tranche G2 Term Loan A, 144A, FRN, 5.618%,
                     12/15/12 ...........................................  United Kingdom             828,649 GBP         1,372,187
                (i) Tier 2, FRN, 5.796%, 12/31/18 .......................  United Kingdom          10,332,415 GBP        15,109,943
                (i) Tier 3, FRN, 5.796%, 12/31/25 .......................  United Kingdom          24,858,208 GBP        20,100,632
                    Participating Loan Note, 1.00%, 4/30/40 .............  United Kingdom           1,020,000 GBP           166,712


                                                              Annual Report | 25

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY      PRINCIPAL AMOUNT(J)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS & NOTES (CONTINUED)
            Eurotunnel SA,
                  Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
                   12/15/12 .............................................      France                 482,500 EUR   $       542,647
              (i) Tier 2 LIBOR, FRN, 3.393%, 12/31/18 ...................      France               2,479,106 EUR         2,494,657
              (i) Tier 2 PIBOR, FRN, 3.393%, 12/31/18 ...................      France               1,096,535 EUR         1,103,413
              (i) Tier 3 LIBOR, FRN, 3.393%, 12/31/25 ...................      France              37,541,397 EUR        20,888,390
              (i) Tier 3 PIBOR, FRN, 3.393%, 12/31/25 ...................      France               6,693,302 EUR         3,724,217
        (i) Motor Coach Industries International Inc., FRN, 17.406%,
               12/01/08 .................................................   United States          22,189,395            21,079,925
            Trump Entertaiment Resorts Inc., 8.50%, 5/20/15 .............   United States          13,553,108            13,282,046
            TVMAX Holdings Inc., PIK,
                  11.50%, 1/16/06 .......................................   United States             216,407               216,407
              (k) 14.00%, 1/16/06 .......................................   United States             546,720               546,720
                                                                                                                    ---------------
            TOTAL CORPORATE BONDS & NOTES (COST $128,596,675)............                                               118,317,833
                                                                                                                    ---------------
            CORPORATE BONDS & NOTES IN REORGANIZATION 1.3%
        (l) Adelphia Communications Corp.,
                  9.25%, 10/01/02 .......................................   United States           2,551,000             1,428,560
                  8.125%, 7/15/03 .......................................   United States             660,000               376,200
                  7.50%, 1/15/04 ........................................   United States           1,740,000               991,800
                  10.50%, 7/15/04 .......................................   United States           2,715,000             1,547,550
                  9.875%, 3/01/05 .......................................   United States           1,013,000               574,878
                  10.25%, 11/01/06 ......................................   United States           4,368,000             2,446,080
                  9.875%, 3/01/07 .......................................   United States             390,000               222,300
                  8.375%, 2/01/08 .......................................   United States           3,934,000             2,242,380
                  7.75%, 1/15/09 ........................................   United States           8,148,000             4,603,620
                  7.875%, 5/01/09 .......................................   United States           3,491,000             1,937,505
                  9.375%, 11/15/09 ......................................   United States           3,471,000             2,047,890
                  10.875%, 10/01/10 .....................................   United States           3,183,000             1,798,395
                  10.25%, 6/15/11 .......................................   United States           3,429,000             2,074,545
        (l) Armstrong World Industries Inc.,
                  6.35%, 8/15/03 ........................................   United States           7,435,000             5,353,200
                  6.50%, 8/15/05 ........................................   United States             584,000               414,640
                  9.75%, 4/15/08 ........................................   United States           2,010,000             1,487,400
                  7.45%, 5/15/29 ........................................   United States           1,180,000               873,200
                  Revolver, 10/29/03 ....................................   United States           1,483,875             1,040,567
                  Trade Claim ...........................................   United States           3,978,800             2,770,240
        (l) Century Communications Corp.,
              (m) 8.875%, 1/15/07 .......................................   United States             210,000               201,600
                  8.75%, 10/01/07 .......................................   United States           2,062,000             1,938,280
                  8.375%, 12/15/07 ......................................   United States             400,000               384,000
                  senior note, 9.50%, 3/01/05 ...........................   United States             610,000               591,700
                  Series B, zero cpn., 1/15/08 ..........................   United States           3,450,000             1,914,750
                  zero cpn., 3/15/03 ....................................   United States           6,765,000             5,750,250
    (k),(l) Owens Corning, Revolver, 6/26/02 ............................   United States          13,688,022            19,163,231
        (l) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....   United States              40,000                    20
                                                                                                                    ---------------
            TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
               (COST $60,919,005)........................................                                                64,174,781
                                                                                                                    ---------------


26 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES
                                                                              COUNTRY      PRINCIPAL AMOUNT(J)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
         COMPANIES IN LIQUIDATION 0.0%(f)
     (a) City Investing Co. Liquidating Trust ...........................   United States           1,607,485       $       176,824
 (a),(e) MBOP Liquidating Trust .........................................   United States             412,418                    54
     (a) United Cos. Financial Corp., Bank Claim ........................   United States              98,521                    --
                                                                                                                    ---------------
         TOTAL COMPANIES IN LIQUIDATION (COST $--).......................                                                   176,878
                                                                                                                    ---------------

         GOVERNMENT AGENCIES 3.7%
     (n) Federal Home Loan Bank, 0.00% - 3.35%, 1/03/06 - 7/02/07 .......   United States         151,084,000           149,108,965
         Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ...............   United States          10,000,000             9,922,420
         Federal National Mortgage Association, 2.15% - 2.20%,
            12/18/06 - 12/29/06 .........................................   United States          20,000,000            19,515,700
                                                                                                                    ---------------
         TOTAL GOVERNMENT AGENCIES (COST $180,048,679)...................                                               178,547,085
                                                                                                                    ---------------
         TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
            (COST $3,338,253,249)........................................                                             4,761,343,675
                                                                                                                    ---------------
         REPURCHASE AGREEMENTS 0.0%(f)
 (o),(p) Bank of America LLC, 4.32%, 1/03/06 (Maturity Value $38,023)
            Collateralized by U.S. Government Agency Securities,
            5.00-5.50%, 9/01/33-10/01/35 ................................   United States              38,005                38,005
 (o),(p) Bear Stearns & Co. Inc., 4.25%, 1/03/06 (Maturity Value $38,022)
            Collateralized by U.S. Government Agency Securities,
            3.282-7.155%, 3/01/17-9/01/45 ...............................   United States              38,004                38,004
 (o),(p) Citigroup Global Markets Inc., 4.26%, 1/03/06 (Maturity Value
            $35,021) Collateralized by U.S. Government Agency Securities
            and (n)U.S. Treasury Bills, 0.00-14.00%, 1/03/06-8/06/38 ....   United States              35,004                35,004
 (o),(p) J.P. Morgan Securities, 4.31%, 1/03/06 (Maturity Value $31,019)
            Collateralized by U.S. Government Agency Securities,
            3.614-5.625%, 12/01/11-9/01/35 ..............................   United States              31,004                31,004
 (o),(p) Merrill Lynch GSI, 4.25%, 1/03/06 (Maturity Value $36,021)
            Collateralized by U.S. Government Agency Securities, 5.00%,
            6/01/35-7/01/35 .............................................   United States              36,004                36,004
 (o),(p) Morgan Stanley & Co. Inc., 4.31%, 1/03/06 (Maturity Value
            $28,016) Collateralized by U.S. Government Agency Securities,
            5.00%, 6/01/35-7/01/35 ......................................   United States              28,003                28,003
                                                                                                                    ---------------
         TOTAL REPURCHASE AGREEMENTS (COST $206,024).....................                                                   206,024
                                                                                                                    ---------------
         TOTAL INVESTMENTS (COST $3,338,459,273) 98.2%...................                                             4,761,549,699
         OPTIONS WRITTEN 0.0%(f).........................................                                                    (4,000)
         SECURITIES SOLD SHORT (0.8)% ...................................                                               (39,027,843)
         NET UNREALIZED GAIN ON FORWARD EXCHANGE
            CONTRACTS 0.7%...............................................                                                31,632,232
         OTHER ASSETS, LESS LIABILITIES 1.9% ............................                                                93,865,020
                                                                                                                    ---------------
         NET ASSETS 100.0%...............................................                                           $ 4,848,015,108
                                                                                                                    ===============

                                                                                            -----------------
                                                                                                CONTRACTS
                                                                                            -----------------
     (q) OPTIONS WRITTEN (PREMIUMS RECEIVED $16,799) 0.00%(f)
         PHARMACEUTICALS 0.0%(f)
         Pfizer Inc., Jan. 22.50 Puts, 1/21/06 ..........................   United States                 200       $         4,000
                                                                                                                    ---------------


                                                              Annual Report | 27

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY           SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     (r) SECURITIES SOLD SHORT 0.8%
         COMMERCIAL BANKS 0.4%
         Bank of America Corp. ..........................................   United States             409,900       $    18,916,885
                                                                                                                    ---------------
         FOOD PRODUCTS 0.3%
         Kraft Foods Inc., A ............................................   United States             527,089            14,832,284
                                                                                                                    ---------------
         HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
         Alcon Inc. .....................................................    Switzerland               25,000             3,240,000
                                                                                                                    ---------------
         PHARMACEUTICALS 0.0%(f)
         Teva Pharmaceutical Industries Ltd., ADR .......................      Israel                  47,400             2,038,674
                                                                                                                    ---------------
         TOTAL SECURITIES SOLD SHORT (PROCEEDS $41,535,207)..............                                           $    39,027,843
                                                                                                                    ---------------

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FRN   - Floating Rate Note
GDR   - Global Depository Receipt
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
PIK   - Payment In Kind

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $115,574,897, representing 2.38% of net assets.

(c) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)   See Note 11 regarding restricted and illiquid securities.

(e)   See Note 13 regarding Holdings of 5% Voting Securities.

(f)   Rounds to less than 0.05% of net assets.

(g)   See Note 14 regarding other considerations.

(h) See Note 1(g) regarding securities segregated with broker for securities sold short.

(i)   The coupon rate shown represents the rate at period end.

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)   See Note 12 regarding unfunded loan commitments

(l)   See Note 10 regarding defaulted securities.

(m)   A portion or all of the security is on loan as of December 31, 2005. See
      Note 1(i).

(n) A portion of the security is traded on a discount basis with no stated coupon rate.

(o) Investments from cash collateral received for loaned securities. See Note 1(i).

(p)   See Note 1(c) regarding repurchase agreements.

(q)   See Note 1(f) regarding written options.

(r)   See Note 1(g) regarding securities sold short.


28 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

 Investments in securities:
  Cost - Unaffiliated issuers ............................................................................  $ 3,160,208,522
  Cost - Non-controlled affiliated issuers (Note 13) .....................................................      178,044,727
  Cost - Repurchase agreements ...........................................................................          206,024
                                                                                                            ---------------
  Total cost of investments ..............................................................................  $ 3,338,459,273
                                                                                                            ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $210,421,500) .......................................................................  $ 4,510,670,164
  Value - Non-controlled affiliated issuers (Note 13) ....................................................      250,673,511
  Value - Repurchase agreements ..........................................................................          206,024
                                                                                                            ---------------
  Total value of investments .............................................................................    4,761,549,699
 Cash ....................................................................................................           11,929
 Foreign currency, at value (cost $38,870,005) ...........................................................       38,651,771
 Receivables:
  Investment securities sold .............................................................................       13,420,259
  Capital shares sold ....................................................................................        4,215,376
  Dividends and interest .................................................................................       11,278,554
 Unrealized gain on forward exchange contracts (Note 8) ..................................................       37,992,807
 Unrealized gain on unfunded loan commitments (Note 12) ..................................................          581,056
 Cash on deposits with brokers for securities sold short .................................................       44,266,057
 Due from broker - synthetic equity swaps ................................................................        6,481,108
                                                                                                            ---------------
      Total assets .......................................................................................    4,918,448,616
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................        7,428,877
  Capital shares redeemed ................................................................................       11,990,296
  Affiliates .............................................................................................        4,423,784
 Options written, at value (premiums received $16,799) ...................................................            4,000
 Securities sold short, at value (proceeds $41,535,207) ..................................................       39,027,843
 Payable upon return of securities loaned ................................................................          206,024
 Deferred tax ............................................................................................          145,034
 Unrealized loss on forward exchange contracts (Note 8) ..................................................        6,360,575
 Accrued expenses and other liabilities ..................................................................          847,075
                                                                                                            ---------------
      Total liabilities ..................................................................................       70,433,508
                                                                                                            ---------------
        Net assets, at value .............................................................................  $ 4,848,015,108
                                                                                                            ===============
Net assets consist of:
 Paid-in capital .........................................................................................  $ 3,360,563,755
 Undistributed net investment income .....................................................................          372,372
 Net unrealized appreciation (depreciation) ..............................................................    1,458,798,540
 Accumulated net realized gain (loss) ....................................................................       28,280,441
                                                                                                            ---------------
        Net assets, at value .............................................................................  $ 4,848,015,108
                                                                                                            ===============


                         Annual Report | See notes to financial statements. | 29

MUTUAL QUALIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
 Net assets, at value ....................................................................................  $ 3,646,592,696
                                                                                                            ===============
 Shares outstanding ......................................................................................      184,095,955
                                                                                                            ===============
 Net asset value and maximum offering price per share(a) .................................................  $         19.81
                                                                                                            ===============
CLASS A:
 Net assets, at value ....................................................................................  $   794,789,086
                                                                                                            ===============
 Shares outstanding ......................................................................................       40,321,938
                                                                                                            ===============
 Net asset value per share(a) ............................................................................  $         19.71
                                                                                                            ===============
 Maximum offering price per share (net asset value per share / 94.25%) ...................................  $         20.91
                                                                                                            ===============
CLASS B:
 Net assets, at value ....................................................................................  $    69,847,022
                                                                                                            ===============
 Shares outstanding ......................................................................................        3,610,690
                                                                                                            ===============
 Net asset value and maximum offering price per share(a) .................................................  $         19.34
                                                                                                            ===============
CLASS C:
 Net assets, at value ....................................................................................  $   336,786,304
                                                                                                            ===============
 Shares outstanding ......................................................................................       17,204,433
                                                                                                            ===============
 Net asset value and maximum offering price per share(a) .................................................  $         19.58
                                                                                                            ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
 Dividends
  Unaffiliated issuers ...................................................................................  $    96,042,922
  Non-controlled affiliated issuers (Note 13) ............................................................        9,797,477
 Interest
  Unaffiliated issuers ...................................................................................       26,994,694
  Non-controlled affiliated issuers (Note 13) ............................................................           49,586
 Other income (Note 15) ..................................................................................          189,854
                                                                                                            ---------------
      Total investment income.............................................................................      133,074,533
                                                                                                            ---------------
Expenses:
 Management fees (Note 3a) ...............................................................................       27,629,949
 Administrative fees (Note 3b) ...........................................................................        3,539,026
 Distribution fees (Note 3c)
  Class A ................................................................................................        2,577,370
  Class B ................................................................................................          677,516
  Class C ................................................................................................        3,145,515
 Transfer agent fees (Note 3e) ...........................................................................        4,367,150
 Custodian fees (Note 4) .................................................................................          746,500
 Reports to shareholders .................................................................................          361,910
 Registration and filing fees ............................................................................          304,300
 Professional fees .......................................................................................          255,921
 Directors' fees and expenses ............................................................................          125,300
 Dividends on securities sold short ......................................................................        1,860,659
 Other ...................................................................................................          165,644
                                                                                                            ---------------
      Total expenses .....................................................................................       45,756,760
      Expense reductions (Note 4) ........................................................................          (33,578)
                                                                                                            ---------------
        Net expenses .....................................................................................       45,723,182
                                                                                                            ---------------
          Net investment income ..........................................................................       87,351,351
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ..................................................................................      271,386,358
   Non-controlled affiliated issuers (Note 13) ...........................................................        9,838,691
  Written options ........................................................................................          327,368
  Foreign currency transactions ..........................................................................       25,931,564
  Securities sold short ..................................................................................       (1,870,646)
                                                                                                            ---------------
      Net realized gain (loss) ...........................................................................      305,613,335
                                                                                                            ---------------
 Net change in unrealized appreciation (depreciation) on:
   Investments ...........................................................................................       33,935,610
   Translation of assets and liabilities denominated in foreign currencies ...............................       64,399,116
 Change in deferred taxes on unrealized appreciation .....................................................         (139,151)
                                                                                                            ---------------
      Net change in unrealized appreciation (depreciation) ...............................................       98,195,575
                                                                                                            ---------------
Net realized and unrealized gain (loss) ..................................................................      403,808,910
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ..........................................  $   491,160,261
                                                                                                            ===============


                         Annual Report | See notes to financial statements. | 31

MUTUAL QUALIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  -------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                  -------------------------------
                                                                                                       2005             2004
                                                                                                  -------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .......................................................................  $   87,351,351   $   76,958,090
   Net realized gain (loss) from investments, written options, securities sold short,
    and foreign currency transactions ..........................................................     305,613,335      254,342,080
   Net change in unrealized appreciation (depreciation) on investments, translation of assets
    and liabilities denominated in foreign currencies, and deferred taxes ......................      98,195,575      311,468,670
                                                                                                  -------------------------------
     Net increase (decrease) in net assets resulting from operations ...........................     491,160,261      642,768,840
                                                                                                  -------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z .....................................................................................     (71,711,158)     (64,408,817)
   Class A .....................................................................................     (13,135,480)     (10,952,485)
   Class B .....................................................................................        (738,983)        (717,882)
   Class C .....................................................................................      (3,553,228)      (3,064,752)
  Net realized gains:
   Class Z .....................................................................................    (247,747,070)    (154,113,777)
   Class A .....................................................................................     (54,231,833)     (31,509,731)
   Class B .....................................................................................      (4,898,744)      (3,127,895)
   Class C .....................................................................................     (23,121,799)     (14,229,787)
                                                                                                  -------------------------------
 Total distributions to shareholders............................................................    (419,138,295)    (282,125,126)
 Capital share transactions: (Note 2)
   Class Z .....................................................................................     170,136,182       40,783,518
   Class A .....................................................................................      91,917,900       13,145,836
   Class B .....................................................................................       1,140,288        8,909,619
   Class C .....................................................................................      21,731,076          544,813
                                                                                                  -------------------------------
 Total capital share transactions ..............................................................     284,925,446       63,383,786
                                                                                                  -------------------------------

 Redemption fees ...............................................................................          16,510            1,353
                                                                                                  -------------------------------
     Net increase (decrease) in net assets .....................................................     356,963,922      424,028,853
Net assets:
 Beginning of year .............................................................................   4,491,051,186    4,067,022,333
                                                                                                  -------------------------------
 End of year ...................................................................................  $4,848,015,108   $4,491,051,186
                                                                                                  ===============================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year ...................................................................................  $      372,372   $   (1,816,447)
                                                                                                  ===============================


32 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 33

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


34 | Annual Report

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                                                              Annual Report | 35

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


36 | Annual Report

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                              Annual Report | 37

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and Directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million shares were designated as Class Z, 200 million shares as Class A, 100 million shares as Class B and 200 million shares as Class
C. Transactions in the Fund's shares were as follows:

                                      --------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                  2005                              2004
                                      --------------------------------------------------------------
                                        SHARES          AMOUNT            SHARES          AMOUNT
                                      --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ....................       8,224,844    $ 164,565,279        7,659,738    $ 141,932,586
 Shares issued in reinvestment of
  distributions .................      15,292,237      304,242,087       10,886,980      207,607,638
 Shares redeemed ................     (14,850,176)    (298,671,184)     (16,670,287)    (308,756,706)
                                      --------------------------------------------------------------
 Net increase (decrease) ........       8,666,905    $ 170,136,182        1,876,431    $  40,783,518
                                      ==============================================================
CLASS A SHARES:

 Shares sold ....................       9,309,485    $ 185,621,526        6,141,435    $ 113,698,317
 Shares issued in reinvestment of
  distributions .................       3,259,149       64,510,221        2,136,124       40,591,446
 Shares redeemed ................      (7,920,762)    (158,213,847)      (7,698,298)    (141,143,927)
                                      --------------------------------------------------------------
 Net increase (decrease) ........       4,647,872    $  91,917,900          579,261    $  13,145,836
                                      ==============================================================


38 | Annual Report

MUTUAL QUALIFIED FUND

2. CAPITAL STOCK (CONTINUED)

                                      --------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                  2005                              2004
                                      --------------------------------------------------------------
                                        SHARES          AMOUNT            SHARES          AMOUNT
                                      --------------------------------------------------------------
CLASS B SHARES:
 Shares sold ....................         270,527    $   5,213,646          606,427    $  11,012,963
 Shares issued in reinvestment of
   distributions ................         271,363        5,272,612          191,893        3,585,999
 Shares redeemed ................        (479,421)      (9,345,970)        (314,344)      (5,689,343)
                                      --------------------------------------------------------------
 Net increase (decrease) ........          62,469    $   1,140,288          483,976    $   8,909,619
                                      ==============================================================
CLASS C SHARES:
 Shares sold ....................       2,410,025    $  47,732,679        1,768,138    $  32,469,438
 Shares issued in reinvestment of
   distributions ................       1,253,716       24,647,883          848,386       16,032,272
 Shares redeemed ................      (2,578,585)     (50,649,486)      (2,620,734)     (47,956,897)
                                      --------------------------------------------------------------
 Net increase (decrease) ........       1,085,156    $  21,731,076           (4,210)   $     544,813
                                      ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
  SUBSIDIARY                                                      AFFILIATION
-----------------------------------------------------------------------------------------
  Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
  Franklin Templeton Investment Management Limitied (FTIML)       Investment manager
  Franklin Templeton Services, LLC (FT Services)                  Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.600%            Up to and including $5 billion
        0.570%            Over $5 billion, up to and including $7 billion
        0.550%            Over $7 billion, up to and including $10 billion
        0.540%            In excess of $10 billion

Effective March 1, 2005, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                                                              Annual Report | 39

MUTUAL QUALIFIED FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.150%            Up to and including $200 million
        0.135%            Over $200 million, up to and including $700 million
        0.100%            Over $700 million, up to and including $1.2 billion
        0.075%            In excess of $1.2 billion

C. DISTRIBUTION FEES

The Funds' Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plans, the Fund reimburse Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

Class B...............................................     1.00%
Class C...............................................     1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received(a)..........................     $411,335
Contingent deferred sales charges retained............     $119,924

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $4,367,150, of which $3,190,443 was retained by Investor Services.


40 | Annual Report

MUTUAL QUALIFIED FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended , the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $1,330,877.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................    $3,353,524,606
                                                          ==============

Unrealized appreciation ..............................    $1,549,271,622
Unrealized depreciation ..............................      (141,246,529)
                                                          --------------
Net unrealized appreciation (depreciation) ...........    $1,408,025,093
                                                          ==============

Undistributed ordinary income.........................    $   16,009,203
Undistributed long term capital gains.................        59,169,703
                                                          --------------
Distributable earnings................................    $   75,178,906
                                                          ==============

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

                                         -----------------------------
                                             2005             2004
                                         -----------------------------
Distributions paid from:
 Ordinary income ...................     $140,988,207     $106,282,089
 Long term capital gain.............      278,150,088      175,843,037
                                         -----------------------------
                                         $419,138,295     $282,125,126
                                         =============================


                                                              Annual Report | 41

MUTUAL QUALIFIED FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $1,496,739,392 and $920,844,252, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

                                                 ---------------------
                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 ---------------------
Options outstanding at
 December 31, 2004.........................          1,062   $ 146,018
Options written............................          4,239     437,906
Options expired............................         (1,911)   (166,121)
Options exercised..........................         (2,857)   (342,571)
Options closed.............................           (333)    (58,433)
                                                 ---------------------
Options outstanding at
 December 31, 2005.........................            200   $  16,799
                                                 =====================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------------------------
                                                     NUMBER OF      NOTIONAL          UNREALIZED
 CONTRACTS TO BUY                                    CONTRACTS        VALUE           GAIN (LOSS)
-------------------------------------------------------------------------------------------------
 Christian Dior SA (46.76 - 54.99 EUR).....             67,145     $ 5,969,670        $ 2,092,041
 O2 PLC (1.96 - 1.97 GBP)..................          7,463,459      25,424,205            180,340
                                                                                      -----------
 Total contracts to buy.......................................................          2,272,381
                                                                                      -----------

-------------------------------------------------------------------------------------------------
                                                     NUMBER OF      NOTIONAL          UNREALIZED
 CONTRACTS TO SELL                                   CONTRACTS        VALUE           GAIN (LOSS)
-------------------------------------------------------------------------------------------------
 LVMH Moet Hennessy Louis Vuitton
  (54.61 - 61.76 EUR)........................           67,024     $ 5,954,945        $(1,325,709)
                                                                                      -----------
 Total contracts to sell......................................................         (1,325,709)
                                                                                      -----------

 Net unrealized gain (loss)...................................................        $   946,692
                                                                                      ===========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

---------------------------------------------------------------------------------------------
                                                      CONTRACT      SETTLEMENT    UNREALIZED
 CONTRACTS TO SELL                                    AMOUNT(a)        DATE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------
   6,250,000  Euro...........................          7,410,188     1/17/06      $     3,574
  85,470,059  Euro...........................        105,492,987     1/23/06        4,171,526
  28,347,992  Swiss Franc....................         22,750,000     2/02/06        1,095,671
  22,275,000  British Pound..................         39,883,678     2/15/06        1,565,609
   1,271,410  Canadian Dollar................          1,105,704     2/15/06           10,304
  61,800,000  Euro...........................         74,993,163     2/27/06        1,591,716
  64,519,025  Norwegian Krone................          9,601,045     3/06/06            6,824
  15,100,000  Euro...........................         18,007,050     3/15/06           80,890
 179,173,815  Swedish Krona..................         22,935,778     3/15/06          262,006
 218,764,156  Danish Krone...................         38,996,517     3/17/06        4,136,444


42 | Annual Report

MUTUAL QUALIFIED FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------
                                                      CONTRACT      SETTLEMENT    UNREALIZED
 CONTRACTS TO SELL                                    AMOUNT(a)        DATE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------
     2,846,506  British Pound..................        5,127,126      3/21/06         230,051
    23,175,000  British Pound..................       40,813,859      4/04/06         940,465
    69,006,954  Euro...........................       87,400,085      4/25/06       5,172,033
    25,250,000  British Pound..................       44,003,175      5/15/06         540,008
    85,182,989  Euro...........................      106,270,956      5/23/06       4,606,121
   144,947,000  Taiwan Dollar..................        4,450,000      5/30/06          34,446
    13,086,400  Norwegian Krone................        2,000,000      6/06/06          43,828
    21,300,000  Euro...........................       25,880,118      6/15/06         425,551
 3,361,262,513  Japanese Yen...................       30,679,051      6/28/06       1,538,104
    12,000,000  Euro...........................       14,376,150      7/17/06          10,229
    30,417,876  British Pound..................       53,088,297      8/14/06         669,623
    60,477,285  Euro...........................       75,361,023      8/23/06       2,815,326
    35,256,706  British Pound..................       61,358,996      9/08/06         580,329
    93,181,780  Euro...........................      117,722,533      9/13/06       5,819,125
    69,652,665  Euro...........................       85,441,183     10/18/06       1,643,004
                                                                                  -----------

      Unrealized gain on forward exchange contracts..........................     $37,992,807
                                                                                  ===========

---------------------------------------------------------------------------------------------
                                                      CONTRACT      SETTLEMENT    UNREALIZED
 CONTRACTS TO SELL                                    AMOUNT(a)        DATE       GAIN/(LOSS)
---------------------------------------------------------------------------------------------
 16,126,130,000  Korean Won.....................      15,690,000     1/18/06      $  (319,103)
     86,367,103  Canadian Dollar................      72,024,997     1/23/06       (2,336,066)
    142,446,671  Norwegian Krone................      21,134,521     2/06/06          (15,125)
     37,781,630  Canadian Dollar................      32,329,436     2/15/06         (221,820)
     12,844,608  South African Rand.............       1,975,000     2/15/06          (47,864)
    123,500,000  Norwegian Krone................      18,344,127     3/06/06          (20,786)
     33,750,000  Euro...........................      39,764,250     3/15/06         (358,140)
 90,856,310,000  Korean Won.....................      87,895,000     3/22/06       (2,370,672)
    164,079,202  Taiwan Dollar..................       4,962,563     5/30/06          (35,820)
    133,000,000  Norwegian Krone................      19,835,943     6/06/06          (45,070)
     40,501,882  Swiss Franc....................      31,227,347     6/06/06          (80,349)
    816,954,400  Japanese Yen...................       7,060,000     6/28/06          (22,703)
     57,241,683  Euro...........................      68,040,401     7/17/06         (487,057)
                                                                                  -----------
      Unrealized loss on forward exchange contracts.........................       (6,360,575)
                                                                                  -----------
       Net unrealized gain on forward exchange contracts....................      $31,632,232
                                                                                  ===========

(a)   In U.S. Dollar unless otherwise indicated.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 43

MUTUAL QUALIFIED FUND

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $64,174,781, representing 1.32% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                ACQUISITION
  AND CONTRACTS     ISSUER                                         DATE           COST           VALUE
---------------------------------------------------------------------------------------------------------
     365,293     AboveNet Inc...............................     10/02/01      $16,953,496    $ 8,753,662
      11,991     AboveNet Inc., wts., 9/08/08...............     10/02/01        1,490,986         47,964
      14,107     AboveNet Inc., wts., 9/08/10...............     10/02/01        1,600,719         11,286
   1,008,199     DecisionOne Corp...........................      3/12/99          700,978        718,846
   1,094,401     DecisionOne Corp., 144A, 12.00%, 4/15/10 ..      3/12/99        3,837,361      1,094,401
      11,087     Elephant Capital Holdings Ltd..............      8/29/03               --     15,798,424
      22,360     Esmark Inc., Series A, 10.00%, cvt. pfd....     11/08/04       22,360,000     23,447,591
   1,497,000     Florida East Coast Industries Inc..........     11/16/87       31,051,609     60,256,495
   2,814,856     Imagine Group Holdings Ltd.................      8/31/04       28,828,348     28,828,432
   1,208,060     Kindred Healthcare Inc.....................      4/28/99       12,589,374     29,563,644
         582     Kindred Healthcare Inc., Jan. 9.07 Calls,
                   1/01/13..................................       1/1/04               --          8,961
         288     Kindred Healthcare Inc., Jan. 25.99 Calls,
                   1/01/14..................................       1/1/05               --             --
         876     Kindred Healthcare Inc., Jan. 26.00 Calls,
                   1/01/12..................................      1/13/03               --             --
       3,876     Kindred Healthcare Inc., Jul. 23.75 Calls,
                   7/17/11..................................      7/17/02               --          2,798


44 | Annual Report

MUTUAL QUALIFIED FUND

11. RESTRICTED AND ILLIQUID SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                ACQUISITION
  AND CONTRACTS     ISSUER                                         DATE           COST           VALUE
---------------------------------------------------------------------------------------------------------
     104,567     Kindred Healthcare Inc., wts., Series A,
                   4/20/06..................................        4/24/01        941,099       2,022,535
     261,416     Kindred Healthcare Inc., wts., Series B,
                   4/20/06..................................        4/24/01      2,091,332       4,296,372
           4     Lancer Industries Inc., B..................        8/11/89             --       7,641,080
      53,490     NCB Warrant Holdings Ltd., A ..............       12/16/05             --       8,641,850
      97,300     Olympus Re Holdings Ltd....................       12/19/01      9,730,000       1,800,050
      17,603     Security Capital European Realty...........        4/08/98        964,314         127,930
     394,800     Symetra Financial..........................        7/27/04     39,480,000      45,402,000
   2,364,120     Time Warner Inc............................        8/02/05     46,713,081      46,221,441
                                                                                              ------------
                    TOTAL RESTRICTED AND ILLIQUID SECURITIES (5.87% of Net Assets)........    $284,685,762
                                                                                              ============

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At December 31, 2005, unfunded commitments were as follows:

------------------------------------------------------------------------------------------------------
 BORROWER                                                                          UNFUNDED COMMITMENT
------------------------------------------------------------------------------------------------------
 Entegra/Union Power, LOC Facility, FRN, 6/01/12...............................             $1,628,289
 Entegra/Union Power, Working Capital Facility, FRN 6/01/12....................                244,243
 Mirant Corp, 4 Year Revolver, 7/17/05.........................................                236,759
 Owens Corning, Revolver, 6/26/02..............................................                781,820
 TVMAX Holdings Inc., PIK, 14.00%, 1/16/06.....................................                     26
                                                                                            ----------
                                                                                            $2,891,137
                                                                                            ==========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                              Annual Report | 45

MUTUAL QUALIFIED FUND

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2005, were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                   SHARES/                                NUMBER OF
                                  PRINCIPAL                                SHARES/
                                    AMOUNT                                PRINCIPAL
                                   HELD AT                                  AMOUNT                                       REALIZED
                                  BEGINNING       GROSS       GROSS        HELD AT        VALUE AT       INVESTMENT      CAPITAL
NAME OF ISSUER                     OF YEAR      ADDITIONS   REDUCTIONS   END OF YEAR     END OF YEAR    INCOME (LOSS)  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
DecisionOne Corp .............            --    1,008,199           --     1,008,199    $     718,846    $        --   $         --
DecisionOne Corp., 144A
 12.00%, 4/15/10 .............            --    1,271,929      177,528     1,094,401        1,094,401         49,586       (708,358)
Elephant Capital Holdings Ltd.        11,087           --           --        11,087       15,798,424     (1,390,451)    12,244,256
Esmark Inc., Series A,
 10.00%, cvt., pfd. ..........        14,950        7,410           --        22,360       23,447,591      2,187,134             --
FHC Delaware Inc. ............       452,571           --           --       452,571               --(a)          --             --
Generale de Sante ............     1,984,113       26,337           --     2,010,450       69,260,074        530,212             --
Imagine Group Holdings Ltd. ..     2,814,856           --           --     2,814,856       28,828,432             --             --
Insun ENT Co. Ltd. ...........       408,527      279,426           --       687,953        9,218,229             --             --
ITLA Capital Corp. ...........       445,796           --           --       445,796       21,777,135             --             --
KKR Financial Corp., 144A ....     5,163,200           --    2,581,600     2,581,600               --(a)   2,504,152             --
Lancer Industries Inc., B ....             4           --           --             4        7,641,080             --             --
MBOP Liquidating Trust .......       412,418           --           --       412,418               54             --             --
Nippon Investment, LLC .......     9,112,000           --    9,112,000            --               --             --     (1,681,347)
Pig Iron LLC .................            --    1,872,000    1,872,000            --               --             --        (15,405)
Saxon Capital Inc. ...........     2,663,585           --           --     2,663,585       30,178,418      5,966,430             --
State National
 Bancshares Inc. .............     1,375,000           --           --     1,375,000       34,876,875             --             --
Union Acceptance Corp., A ....     3,595,994           --    3,595,994            --               --             --             --
White River Capital Inc. .....            --      549,752            1       549,751        7,833,952             --           (455)
                                                                                        -------------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATES (5.17% of Net Assets)                                                       $ 250,673,511    $ 9,847,063   $  9,838,691
                                                                                        ===========================================

(a)   As of December 31, 2005, no longer an affiliate.

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


46 | Annual Report

MUTUAL QUALIFIED FUND

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 47

MUTUAL QUALIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL QUALIFIED FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Qualified Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & young LLP

Boston, Massachusetts
February 10, 2006


48 | Annual Report

MUTUAL QUALIFIED FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $304,782,242 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $79,592,218 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $16,167,879 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $58,876,721 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 23.44% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.


                                                              Annual Report | 49

MUTUAL QUALIFIED FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D.          Director        Since 1987         7                          Director, A.T.D. Inc.(financial
(1941)                                                                                         technology and investment company).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State
Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM Corporation
101 John F. Kennedy Parkway                                                                    (Sallie Mae) and Allied Capital
Short Hills, NJ 07078-2789                                                                     Corporation (financial services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (man- ager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                    Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                     International Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Director        Since 1996         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     13                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c., and ARC Wireless Solutions,
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Inc.
                                                 Board since 2005
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         14                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)         Director        Since 2002         7                          Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                    (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                        Inc. (pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice President  Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President, and  Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice            Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 President -
Rockefeller Center               AML
New York, NY 10020-2302          Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since December     Not Applicable             Not Applicable
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


54 | Annual Report

MUTUAL QUALIFIED FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 55

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHARE HOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2005 02/06



  MUTUAL SHARES FUND




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER            |         VALUE
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?

                 MUTUAL SHARES FUND                   Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
-------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                                 THANK YOU FOR YOUR
                                 CONTINUED PARTICIPATION

                                 At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE            Mutual Series is part of Franklin Templeton
                                 Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                                 Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                                 Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION             Because these management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        Franklin Templeton Investments seeks to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Shares Fund ........................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   32

Notes to Financial Statements .............................................   36

Report of Independent Registered Public Accounting Firm ...................   52

Tax Designation ...........................................................   53

Board Members and Officers ................................................   54

Shareholder Information ...................................................   59

--------------------------------------------------------------------------------


ANNUAL REPORT

MUTUAL SHARES FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a +10.39% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +4.91% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product
(GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report

Oil prices remained high during the period, and natural gas prices rose during the second half of 2005. Despite these high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).(2) In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.(3)

Outside the U.S., the global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

In addition to high energy prices, prices for other commodities such as industrial metals also rose. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. For the 12 months under review, equity markets outside the U.S. performed strongly. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index rose +17.11%.(4) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

U.S.                                           49.4%
U.K.                                            9.3%
Canada                                          4.5%
France                                          4.2%
Spain                                           2.3%
Norway                                          1.8%
Japan                                           1.5%
South Africa                                    1.3%
Belgium                                         1.3%
Ireland                                         1.2%
Italy                                           1.2%
Switzerland                                     1.0%
Other                                           3.3%
Short-Term Investments & Other Net Assets      17.7%

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

(4) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.


                                                               Annual Report | 5
improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

While all three parts of our investment strategy contributed to the Fund's performance during the year under review, the strongest contributor was our equity portfolio, most notably, the foreign holdings. Three of our best performing stock investments in 2005 included British American Tobacco (BAT), OPTI Canada and Anglo American.

London-based BAT is the world's second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company's stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin


6 | Annual Report
global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT.

OPTI Canada (appreciated 96% in local currency) is a Calgary-based company that is developing projects in Canada's Athabasca oil sands region. Canada's oil sands are the largest known oil reserve base outside of Saudi Arabia and are estimated to contain 180 billion barrels of recoverable oil. We were initially attracted to the company due to the asset value of the recoverable oil on its land and its proprietary low-cost refining process. The company utilizes a patented technology to refine the oil sands into synthetic crude oil in a cost-effective manner. The company's first project in Canada's oil sands is a fifty-fifty joint venture with Nexen that should begin producing in 2007. OPTI Canada's stock performed well in 2005 as the project remained on-time and on-budget, other assets in the region were purchased for large premiums, and oil prices remained high.

U.K.-headquartered Anglo American is a global mining and natural resources company with substantial interests in platinum, gold, diamonds, base and ferrous metals, coal, industrial minerals, and paper and packaging. The company is geographically diverse with operations in Africa, Europe, the Americas, Australia and Asia. The stock appreciated 66% in local currency during the year. In 2005, Anglo and its peers in the mining sector benefited from a strong commodity cycle and high metal prices driven by sustained world demand, particularly from China. Furthermore, management announced in October that the company would strategically refocus activities on its core mining businesses and return capital to shareholders. This development was positively received by investors and resulted in a reduction of the conglomerate discount traditionally given to Anglo by the markets.

Although many of our investments performed well during the year, some of the Fund's securities underperformed during the 12 months under review. Three positions that declined include Washington Post, a U.S. newspaper and publishing company; Kindred Healthcare, a U.S. health care provider; and White Mountains Insurance Group, a U.S. insurance company.

Shares in Washington Post underperformed (declined 22%) as Kaplan, the company's education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/05

---------------------------------------------------
                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------
Insurance                                     10.0%
---------------------------------------------------
Tobacco                                        9.4%
---------------------------------------------------
Media                                          6.4%
---------------------------------------------------
Commercial Banks                               6.2%
---------------------------------------------------
Oil, Gas & Consumable Fuels                    5.1%
---------------------------------------------------
Metals & Mining                                4.3%
---------------------------------------------------
Food Products                                  4.2%
---------------------------------------------------
Beverages                                      3.9%
---------------------------------------------------
Paper & Forest Products                        3.6%
---------------------------------------------------
Diversified Telecommunication Services         3.2%
---------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/05

---------------------------------------------------
COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
---------------------------------------------------
Berkshire Hathaway Inc., A & B                 3.7%
   INSURANCE, U.S.
---------------------------------------------------
British American Tobacco PLC, ord. & ADR       2.9%
   TOBACCO, U.K.
---------------------------------------------------
Weyerhaeuser Co.                               2.6%
   PAPER & FOREST PRODUCTS, U.S.
---------------------------------------------------
White Mountains Insurance Group Inc.           2.6%
   INSURANCE, U.S.
---------------------------------------------------
Altadis SA                                     2.2%
   TOBACCO, SPAIN
---------------------------------------------------
OPTI Canada                                    2.0%
   OIL, GAS & CONSUMABLE FUELS, CANADA
---------------------------------------------------
Orkla ASA                                      1.7%
   FOOD PRODUCTS, NORWAY
---------------------------------------------------
Reynolds American Inc.                         1.7%
   TOBACCO, U.S.
---------------------------------------------------
Pernod Ricard SA                               1.5%
   BEVERAGES, FRANCE
---------------------------------------------------
Imperial Tobacco Group PLC                     1.3%
   TOBACCO, U.K.
---------------------------------------------------

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry's challenging Medicare reimbursement climate, which was pressured by high federal deficits.(5)

White Mountains' shares weakened 12% largely due to the company's exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

                        /s/ Peter A. Langerman
[PHOTO OMITTED]
                        Peter A. Langerman
                        Portfolio Manager

                        /s/ Debbie A. Turner
[PHOTO OMITTED]
                        Debbie A. Turner, CFA
                        Assistant Portfolio Manager

                        /s/ F. David Segal
[PHOTO OMITTED]
                        F. David Segal, CFA
                        Assistant Portfolio Manager

                        Mutual Shares Fund

(5) A member of Franklin Mutual Advisers, Inc., serves on Kindred's board of directors.


8 | Annual Report

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PETER LANGERMAN rejoined Franklin Templeton Investments in April 2005 and assumed the duties of portfolio manager of Mutual Shares Fund in May 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Funds, including Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Funds' former manager.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Funds' former manager.

F. DAVID SEGAL has been an assistant portfolio manager for Mutual Discovery Fund since 2004. He assumed the duties of assistant portfolio manager for Mutual Shares Fund in May 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
--------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MUTHX)                                 CHANGE          12/31/05         12/31/04
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.90            $23.95           $23.05
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.2943
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.2193
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.9787
-------------------------------------------------------------------------------------------------
    TOTAL                               $1.4923
-------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TESIX)                                 CHANGE          12/31/05         12/31/04
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.88            $23.82           $22.94
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.2213
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.2193
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.9787
-------------------------------------------------------------------------------------------------
    TOTAL                               $1.4193
-------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FMUBX)                                 CHANGE          12/31/05         12/31/04
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.85            $23.35           $22.50
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.0575
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.2193
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.9787
-------------------------------------------------------------------------------------------------
    TOTAL                               $1.2555
-------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMTX)                                 CHANGE          12/31/05         12/31/04
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.72            $23.48           $22.76
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.2034
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.2193
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.9787
-------------------------------------------------------------------------------------------------
    TOTAL                               $1.4014
-------------------------------------------------------------------------------------------------


10 | Annual Report

-------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TESRX)                                 CHANGE          12/31/05         12/31/04
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.87            $23.72           $22.85
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.1892
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.2193
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.9787
-------------------------------------------------------------------------------------------------
    TOTAL                               $1.3872
-------------------------------------------------------------------------------------------------

Mutual Shares Fund paid distributions derived from long-term capital gains totaling 97.87 cents ($0.9787) per share in June and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------
CLASS Z(1)                                    1-YEAR           5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    +10.39%         +50.82%          +202.67%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                +10.39%          +8.57%           +11.71%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $11,039         $15,082           $30,267
--------------------------------------------------------------------------------------------
CLASS A(1)                                    1-YEAR          5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +9.98%         +48.18%          +158.93%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +3.66%          +6.91%           +10.22%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,366         $13,968           $24,404
--------------------------------------------------------------------------------------------
CLASS B(1)                                    1-YEAR          5-YEAR      INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +9.31%         +43.43%           +68.12%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +5.31%          +7.18%            +9.10%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,531         $14,143           $18,397
--------------------------------------------------------------------------------------------
CLASS C(1)                                    1-YEAR          5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +9.27%         +43.46%          +144.13%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +8.27%          +7.48%           +10.23%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,827         $14,346           $24,413
--------------------------------------------------------------------------------------------
CLASS R                                       1-YEAR          3-YEAR      INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +9.88%         +56.93%           +39.27%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +8.88%         +16.21%            +8.64%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,888         $15,693           $13,927
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1)

-----------------------------------
CLASS Z                   12/31/05
-----------------------------------
1-Year                      +10.39%
-----------------------------------
5-Year                       +8.57%
-----------------------------------
10-Year                     +11.71%
-----------------------------------

CLASS Z (1/1/96-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Shares
      Date           Fund          S&P 500(5)
 ---------------------------------------------
     1/1/1996       $10,000         $10,000
    1/31/1996       $10,400         $10,340
    2/29/1996       $10,682         $10,436
    3/31/1996       $10,760         $10,537
    4/30/1996       $10,745         $10,692
    5/31/1996       $10,924         $10,967
    6/30/1996       $10,819         $11,009
    7/31/1996       $10,452         $10,523
    8/31/1996       $10,841         $10,745
    9/30/1996       $11,190         $11,349
   10/31/1996       $11,286         $11,662
   11/30/1996       $11,939         $12,543
   12/31/1996       $12,075         $12,295
    1/31/1997       $12,455         $13,062
    2/28/1997       $12,751         $13,165
    3/31/1997       $12,582         $12,625
    4/30/1997       $12,719         $13,378
    5/31/1997       $13,324         $14,192
    6/30/1997       $13,733         $14,827
    7/31/1997       $14,494         $16,006
    8/31/1997       $14,395         $15,110
    9/30/1997       $15,052         $15,937
   10/31/1997       $14,790         $15,406
   11/30/1997       $14,980         $16,118
   12/31/1997       $15,260         $16,395
    1/31/1998       $15,153         $16,576
    2/28/1998       $16,027         $17,771
    3/31/1998       $16,565         $18,680
    4/30/1998       $16,507         $18,868
    5/31/1998       $16,357         $18,544
    6/30/1998       $16,285         $19,297
    7/31/1998       $15,848         $19,092
    8/31/1998       $13,611         $16,334
    9/30/1998       $13,524         $17,381
   10/31/1998       $14,412         $18,793
   11/30/1998       $15,184         $19,932
   12/31/1998       $15,329         $21,080
    1/31/1999       $15,571         $21,961
    2/28/1999       $15,368         $21,278
    3/31/1999       $16,081         $22,130
    4/30/1999       $17,329         $22,987
    5/31/1999       $17,416         $22,445
    6/30/1999       $17,910         $23,689
    7/31/1999       $17,415         $22,951
    8/31/1999       $16,743         $22,837
    9/30/1999       $16,312         $22,212
   10/31/1999       $16,951         $23,617
   11/30/1999       $17,271         $24,097
   12/31/1999       $17,628         $25,515
    1/31/2000       $17,050         $24,233
    2/29/2000       $16,352         $23,775
    3/31/2000       $18,043         $26,099
    4/30/2000       $17,852         $25,314
    5/31/2000       $18,077         $24,796
    6/30/2000       $17,760         $25,408
    7/31/2000       $18,255         $25,011
    8/31/2000       $19,180         $26,564
    9/30/2000       $19,161         $25,162
   10/31/2000       $19,617         $25,055
   11/30/2000       $19,002         $23,081
   12/31/2000       $20,067         $23,194
    1/31/2001       $21,253         $24,017
    2/28/2001       $21,264         $21,828
    3/31/2001       $20,726         $20,446
    4/30/2001       $21,568         $22,034
    5/31/2001       $22,317         $22,181
    6/30/2001       $22,454         $21,642
    7/31/2001       $22,444         $21,429
    8/31/2001       $21,932         $20,089
    9/30/2001       $20,000         $18,466
   10/31/2001       $19,916         $18,819
   11/30/2001       $20,751         $20,262
   12/31/2001       $21,335         $20,440
    1/31/2002       $21,138         $20,141
    2/28/2002       $21,237         $19,753
    3/31/2002       $21,873         $20,496
    4/30/2002       $22,004         $19,254
    5/31/2002       $22,015         $19,113
    6/30/2002       $20,588         $17,752
    7/31/2002       $19,351         $16,368
    8/31/2002       $19,552         $16,475
    9/30/2002       $18,493         $14,686
   10/31/2002       $18,782         $15,978
   11/30/2002       $19,162         $16,917
   12/31/2002       $19,012         $15,924
    1/31/2003       $18,855         $15,508
    2/28/2003       $18,550         $15,275
    3/31/2003       $18,595         $15,421
    4/30/2003       $19,690         $16,692
    5/31/2003       $20,695         $17,571
    6/30/2003       $21,008         $17,795
    7/31/2003       $21,133         $18,109
    8/31/2003       $21,634         $18,462
    9/30/2003       $21,543         $18,266
   10/31/2003       $22,339         $19,299
   11/30/2003       $23,055         $19,469
   12/31/2003       $24,075         $20,489
    1/31/2004       $24,270         $20,865
    2/29/2004       $24,901         $21,155
    3/31/2004       $24,866         $20,836
    4/30/2004       $24,453         $20,509
    5/31/2004       $24,488         $20,790
    6/30/2004       $24,896         $21,194
    7/31/2004       $24,515         $20,493
    8/31/2004       $24,734         $20,575
    9/30/2004       $25,057         $20,798
   10/31/2004       $25,356         $21,116
   11/30/2004       $26,589         $21,970
   12/31/2004       $27,418         $22,717
    1/31/2005       $26,883         $22,163
    2/28/2005       $27,704         $22,629
    3/31/2005       $27,502         $22,229
    4/30/2005       $27,240         $21,808
    5/31/2005       $27,822         $22,501
    6/30/2005       $28,136         $22,533
    7/31/2005       $28,864         $23,371
    8/31/2005       $28,984         $23,158
    9/30/2005       $29,425         $23,345
   10/31/2005       $28,841         $22,956
   11/30/2005       $29,569         $23,823
   12/31/2005       $30,267         $23,832

AVERAGE ANNUAL TOTAL RETURN(1)

-----------------------------------
CLASS A                   12/31/05
-----------------------------------
1-Year                       +3.66%
-----------------------------------
5-Year                       +6.91%
-----------------------------------
Since Inception (11/1/96)   +10.22%
-----------------------------------

CLASS A (11/1/96-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Shares
      Date           Fund          S&P 500(5)
  --------------------------------------------
    11/1/1996       $ 9,425         $10,000
   11/30/1996       $ 9,968         $10,755
   12/31/1996       $10,077         $10,542
    1/31/1997       $10,391         $11,200
    2/28/1997       $10,635         $11,288
    3/31/1997       $10,494         $10,825
    4/30/1997       $10,602         $11,471
    5/31/1997       $11,102         $12,169
    6/30/1997       $11,438         $12,714
    7/31/1997       $12,072         $13,725
    8/31/1997       $11,989         $12,957
    9/30/1997       $12,533         $13,666
   10/31/1997       $12,308         $13,210
   11/30/1997       $12,462         $13,821
   12/31/1997       $12,698         $14,058
    1/31/1998       $12,597         $14,213
    2/28/1998       $13,325         $15,238
    3/31/1998       $13,767         $16,018
    4/30/1998       $13,714         $16,179
    5/31/1998       $13,582         $15,901
    6/30/1998       $13,517         $16,546
    7/31/1998       $13,149         $16,371
    8/31/1998       $11,293         $14,006
    9/30/1998       $11,214         $14,904
   10/31/1998       $11,948         $16,115
   11/30/1998       $12,585         $17,091
   12/31/1998       $12,699         $18,075
    1/31/1999       $12,901         $18,831
    2/28/1999       $12,726         $18,246
    3/31/1999       $13,318         $18,975
    4/30/1999       $14,341         $19,710
    5/31/1999       $14,407         $19,245
    6/30/1999       $14,819         $20,313
    7/31/1999       $14,401         $19,679
    8/31/1999       $13,837         $19,582
    9/30/1999       $13,479         $19,046
   10/31/1999       $14,003         $20,251
   11/30/1999       $14,262         $20,662
   12/31/1999       $14,557         $21,878
    1/31/2000       $14,072         $20,779
    2/29/2000       $13,493         $20,386
    3/31/2000       $14,886         $22,379
    4/30/2000       $14,722         $21,706
    5/31/2000       $14,907         $21,262
    6/30/2000       $14,639         $21,786
    7/31/2000       $15,040         $21,446
    8/31/2000       $15,797         $22,777
    9/30/2000       $15,774         $21,575
   10/31/2000       $16,152         $21,484
   11/30/2000       $15,635         $19,791
   12/31/2000       $16,511         $19,888
    1/31/2001       $17,482         $20,593
    2/28/2001       $17,482         $18,717
    3/31/2001       $17,030         $17,532
    4/30/2001       $17,724         $18,893
    5/31/2001       $18,335         $19,020
    6/30/2001       $18,443         $18,557
    7/31/2001       $18,434         $18,374
    8/31/2001       $18,004         $17,225
    9/30/2001       $16,409         $15,834
   10/31/2001       $16,340         $16,137
   11/30/2001       $17,012         $17,374
   12/31/2001       $17,491         $17,526
    1/31/2002       $17,329         $17,271
    2/28/2002       $17,401         $16,938
    3/31/2002       $17,916         $17,575
    4/30/2002       $18,015         $16,510
    5/31/2002       $18,024         $16,388
    6/30/2002       $16,845         $15,221
    7/31/2002       $15,836         $14,035
    8/31/2002       $15,992         $14,127
    9/30/2002       $15,130         $12,593
   10/31/2002       $15,350         $13,701
   11/30/2002       $15,662         $14,506
   12/31/2002       $15,533         $13,654
    1/31/2003       $15,403         $13,297
    2/28/2003       $15,144         $13,098
    3/31/2003       $15,181         $13,223
    4/30/2003       $16,070         $14,313
    5/31/2003       $16,884         $15,066
    6/30/2003       $17,127         $15,259
    7/31/2003       $17,230         $15,528
    8/31/2003       $17,631         $15,830
    9/30/2003       $17,547         $15,663
   10/31/2003       $18,200         $16,548
   11/30/2003       $18,768         $16,694
   12/31/2003       $19,599         $17,569
    1/31/2004       $19,749         $17,891
    2/29/2004       $20,266         $18,140
    3/31/2004       $20,228         $17,866
    4/30/2004       $19,890         $17,586
    5/31/2004       $19,909         $17,827
    6/30/2004       $20,237         $18,173
    7/31/2004       $19,916         $17,572
    8/31/2004       $20,086         $17,643
    9/30/2004       $20,350         $17,833
   10/31/2004       $20,585         $18,106
   11/30/2004       $21,575         $18,838
   12/31/2004       $22,245         $19,479
    1/31/2005       $21,799         $19,004
    2/28/2005       $22,458         $19,404
    3/31/2005       $22,283         $19,061
    4/30/2005       $22,070         $18,699
    5/31/2005       $22,545         $19,294
    6/30/2005       $22,786         $19,322
    7/31/2005       $23,369         $20,040
    8/31/2005       $23,457         $19,857
    9/30/2005       $23,816         $20,018
   10/31/2005       $23,330         $19,684
   11/30/2005       $23,914         $20,428
   12/31/2005       $24,404         $20,435


12 | Annual Report

CLASS B (1/1/99-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Shares
      Date           Fund           S&P 500(5)
  ---------------------------------------------
     1/1/1999      $10,000           $10,000
    1/31/1999      $10,154           $10,418
    2/28/1999      $10,005           $10,094
    3/31/1999      $10,467           $10,498
    4/30/1999      $11,262           $10,905
    5/31/1999      $11,313           $10,647
    6/30/1999      $11,627           $11,238
    7/31/1999      $11,293           $10,887
    8/31/1999      $10,844           $10,834
    9/30/1999      $10,556           $10,537
   10/31/1999      $10,964           $11,203
   11/30/1999      $11,157           $11,431
   12/31/1999      $11,382           $12,104
    1/31/2000      $11,000           $11,496
    2/29/2000      $10,539           $11,279
    3/31/2000      $11,618           $12,381
    4/30/2000      $11,489           $12,009
    5/31/2000      $11,624           $11,763
    6/30/2000      $11,411           $12,053
    7/31/2000      $11,720           $11,865
    8/31/2000      $12,303           $12,601
    9/30/2000      $12,279           $11,936
   10/31/2000      $12,558           $11,886
   11/30/2000      $12,157           $10,949
   12/31/2000      $12,827           $11,003
    1/31/2001      $13,574           $11,393
    2/28/2001      $13,568           $10,355
    3/31/2001      $13,213           $ 9,699
    4/30/2001      $13,745           $10,453
    5/31/2001      $14,204           $10,523
    6/30/2001      $14,279           $10,267
    7/31/2001      $14,265           $10,166
    8/31/2001      $13,921           $ 9,530
    9/30/2001      $12,691           $ 8,760
   10/31/2001      $12,624           $ 8,927
   11/30/2001      $13,144           $ 9,612
   12/31/2001      $13,501           $ 9,696
    1/31/2002      $13,367           $ 9,555
    2/28/2002      $13,416           $ 9,371
    3/31/2002      $13,805           $ 9,723
    4/30/2002      $13,875           $ 9,134
    5/31/2002      $13,875           $ 9,067
    6/30/2002      $12,964           $ 8,421
    7/31/2002      $12,175           $ 7,765
    8/31/2002      $12,290           $ 7,816
    9/30/2002      $11,616           $ 6,967
   10/31/2002      $11,781           $ 7,580
   11/30/2002      $12,017           $ 8,025
   12/31/2002      $11,908           $ 7,554
    1/31/2003      $11,800           $ 7,357
    2/28/2003      $11,605           $ 7,246
    3/31/2003      $11,619           $ 7,316
    4/30/2003      $12,297           $ 7,919
    5/31/2003      $12,910           $ 8,335
    6/30/2003      $13,093           $ 8,442
    7/31/2003      $13,166           $ 8,591
    8/31/2003      $13,464           $ 8,758
    9/30/2003      $13,391           $ 8,665
   10/31/2003      $13,885           $ 9,155
   11/30/2003      $14,313           $ 9,236
   12/31/2003      $14,934           $ 9,720
    1/31/2004      $15,043           $ 9,898
    2/29/2004      $15,428           $10,036
    3/31/2004      $15,385           $ 9,884
    4/30/2004      $15,115           $ 9,729
    5/31/2004      $15,123           $ 9,863
    6/30/2004      $15,362           $10,054
    7/31/2004      $15,114           $ 9,722
    8/31/2004      $15,238           $ 9,761
    9/30/2004      $15,428           $ 9,866
   10/31/2004      $15,596           $10,017
   11/30/2004      $16,340           $10,422
   12/31/2004      $16,830           $10,777
    1/31/2005      $16,493           $10,514
    2/28/2005      $16,979           $10,735
    3/31/2005      $16,837           $10,545
    4/30/2005      $16,673           $10,345
    5/31/2005      $17,017           $10,674
    6/30/2005      $17,193           $10,690
    7/31/2005      $17,620           $11,087
    8/31/2005      $17,680           $10,986
    9/30/2005      $17,935           $11,075
   10/31/2005      $17,560           $10,890
   11/30/2005      $17,987           $11,301
   12/31/2005      $18,397           $11,305

AVERAGE ANNUAL TOTAL RETURN(1)

-----------------------------------
CLASS B                   12/31/05
-----------------------------------
1-Year                       +5.31%
-----------------------------------
5-Year                       +7.18%
-----------------------------------
Since Inception (1/1/99)     +9.10%
-----------------------------------

CLASS C (11/1/96-12/31/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Shares
      Date           Fund           S&P 500(5)
  ---------------------------------------------
    11/1/1996       $10,000          $10,000
   11/30/1996       $10,573          $10,755
   12/31/1996       $10,683          $10,542
    1/31/1997       $11,011          $11,200
    2/28/1997       $11,266          $11,288
    3/31/1997       $11,105          $10,825
    4/30/1997       $11,214          $11,471
    5/31/1997       $11,738          $12,169
    6/30/1997       $12,089          $12,714
    7/31/1997       $12,750          $13,725
    8/31/1997       $12,652          $12,957
    9/30/1997       $13,222          $13,666
   10/31/1997       $12,977          $13,210
   11/30/1997       $13,135          $13,821
   12/31/1997       $13,368          $14,058
    1/31/1998       $13,261          $14,213
    2/28/1998       $14,018          $15,238
    3/31/1998       $14,473          $16,018
    4/30/1998       $14,410          $16,179
    5/31/1998       $14,265          $15,901
    6/30/1998       $14,189          $16,546
    7/31/1998       $13,798          $16,371
    8/31/1998       $11,838          $14,006
    9/30/1998       $11,755          $14,904
   10/31/1998       $12,517          $16,115
   11/30/1998       $13,177          $17,091
   12/31/1998       $13,295          $18,075
    1/31/1999       $13,494          $18,831
    2/28/1999       $13,302          $18,246
    3/31/1999       $13,912          $18,975
    4/30/1999       $14,973          $19,710
    5/31/1999       $15,042          $19,245
    6/30/1999       $15,459          $20,313
    7/31/1999       $15,013          $19,679
    8/31/1999       $14,421          $19,582
   9/30/1999        $14,038          $19,046
   10/31/1999       $14,575          $20,251
   11/30/1999       $14,839          $20,662
   12/31/1999       $15,140          $21,878
    1/31/2000       $14,625          $20,779
    2/29/2000       $14,013          $20,386
    3/31/2000       $15,453          $22,379
    4/30/2000       $15,281          $21,706
    5/31/2000       $15,461          $21,262
    6/30/2000       $15,177          $21,786
    7/31/2000       $15,587          $21,446
    8/31/2000       $16,361          $22,777
    9/30/2000       $16,329          $21,575
   10/31/2000       $16,699          $21,484
   11/30/2000       $16,167          $19,791
   12/31/2000       $17,059          $19,888
    1/31/2001       $18,050          $20,593
    2/28/2001       $18,041          $18,717
    3/31/2001       $17,572          $17,532
    4/30/2001       $18,276          $18,893
    5/31/2001       $18,893          $19,020
    6/30/2001       $18,996          $18,557
    7/31/2001       $18,969          $18,374
    8/31/2001       $18,522          $17,225
    9/30/2001       $16,876          $15,834
   10/31/2001       $16,795          $16,137
   11/30/2001       $17,475          $17,374
   12/31/2001       $17,956          $17,526
    1/31/2002       $17,779          $17,271
    2/28/2002       $17,845          $16,938
    3/31/2002       $18,367          $17,575
    4/30/2002       $18,460          $16,510
    5/31/2002       $18,460          $16,388
    6/30/2002       $17,242          $15,221
    7/31/2002       $16,201          $14,035
    8/31/2002       $16,343          $14,127
    9/30/2002       $15,454          $12,593
   10/31/2002       $15,672          $13,701
   11/30/2002       $15,984          $14,506
   12/31/2002       $15,841          $13,654
    1/31/2003       $15,698          $13,297
    2/28/2003       $15,432          $13,098
    3/31/2003       $15,461          $13,223
    4/30/2003       $16,353          $14,313
    5/31/2003       $17,180          $15,066
    6/30/2003       $17,420          $15,259
    7/31/2003       $17,506          $15,528
    8/31/2003       $17,908          $15,830
    9/30/2003       $17,812          $15,663
   10/31/2003       $18,463          $16,548
   11/30/2003       $19,036          $16,694
   12/31/2003       $19,859          $17,569
    1/31/2004       $20,003          $17,891
    2/29/2004       $20,520          $18,140
    3/31/2004       $20,472          $17,866
    4/30/2004       $20,108          $17,586
    5/31/2004       $20,118          $17,827
    6/30/2004       $20,442          $18,173
    7/31/2004       $20,105          $17,572
    8/31/2004       $20,269          $17,643
    9/30/2004       $20,528          $17,833
   10/31/2004       $20,749          $18,106
   11/30/2004       $21,739          $18,838
   12/31/2004       $22,396          $19,479
    1/31/2005       $21,943          $19,004
    2/28/2005       $22,593          $19,404
    3/31/2005       $22,406          $19,061
    4/30/2005       $22,179          $18,699
    5/31/2005       $22,642          $19,294
    6/30/2005       $22,874          $19,322
    7/31/2005       $23,436          $20,040
    8/31/2005       $23,525          $19,857
    9/30/2005       $23,860          $20,018
   10/31/2005       $23,357          $19,684
   11/30/2005       $23,929          $20,428
   12/31/2005       $24,413          $20,435


AVERAGE ANNUAL TOTAL RETURN(1)

-----------------------------------
CLASS C                   12/31/05
-----------------------------------
1-Year                       +8.27%
-----------------------------------
5-Year                       +7.48%
-----------------------------------
Since Inception (11/1/96)   +10.23%
-----------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                   12/31/05
-----------------------------------
1-Year                       +8.88%
-----------------------------------
3-Year                      +16.21%
-----------------------------------
Since Inception (1/1/02)     +8.64%
-----------------------------------

CLASS R (1/1/02-12/31/05)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Shares
      Date           Fund            S&P 500(5)
  ---------------------------------------------
     1/1/2002       $10,000          $10,000
    1/31/2002       $ 9,917          $ 9,854
    2/28/2002       $ 9,958          $ 9,664
    3/31/2002       $10,258          $10,028
    4/30/2002       $10,314          $ 9,420
    5/31/2002       $10,320          $ 9,351
    6/30/2002       $ 9,643          $ 8,685
    7/31/2002       $ 9,066          $ 8,008
    8/31/2002       $ 9,150          $ 8,061
    9/30/2002       $ 8,656          $ 7,185
   10/31/2002       $ 8,782          $ 7,817
   11/30/2002       $ 8,956          $ 8,277
   12/31/2002       $ 8,878          $ 7,791
    1/31/2003       $ 8,804          $ 7,587
    2/28/2003       $ 8,661          $ 7,473
    3/31/2003       $ 8,677          $ 7,545
    4/30/2003       $ 9,182          $ 8,167
    5/31/2003       $ 9,648          $ 8,596
    6/30/2003       $ 9,792          $ 8,706
    7/31/2003       $ 9,846          $ 8,860
    8/31/2003       $10,075          $ 9,032
    9/30/2003       $10,022          $ 8,937
   10/31/2003       $10,390          $ 9,442
   11/30/2003       $10,716          $ 9,525
   12/31/2003       $11,190          $10,024
    1/31/2004       $11,276          $10,208
    2/29/2004       $11,566          $10,350
    3/31/2004       $11,544          $10,194
    4/30/2004       $11,351          $10,034
    5/31/2004       $11,362          $10,171
    6/30/2004       $11,543          $10,369
    7/31/2004       $11,360          $10,026
    8/31/2004       $11,457          $10,066
    9/30/2004       $11,608          $10,175
   10/31/2004       $11,737          $10,331
   11/30/2004       $12,304          $10,749
   12/31/2004       $12,680          $11,114
    1/31/2005       $12,430          $10,843
    2/28/2005       $12,802          $11,071
    3/31/2005       $12,702          $10,876
    4/30/2005       $12,580          $10,669
    5/31/2005       $12,846          $11,009
    6/30/2005       $12,984          $11,024
    7/31/2005       $13,312          $11,434
    8/31/2005       $13,362          $11,330
    9/30/2005       $13,562          $11,422
   10/31/2005       $13,284          $11,231
   11/30/2005       $13,618          $11,655
   12/31/2005       $13,927          $11,660

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED, OR PROPOSED TO BE ENGAGED, IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, TENDER OFFERS AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/05      VALUE 12/31/05    PERIOD* 7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,075.70               $4.34
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.02               $4.23
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,073.70               $6.71
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.26               $6.01
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,070.10               $9.55
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.98               $9.30
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,069.90               $9.55
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.98               $9.30
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,073.20               $6.95
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.50               $6.77
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.83%; A: 1.18%; B:1.83%; C: 1.83%; and R: 1.33%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Annual Report

MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

                                               -----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
CLASS Z                                            2005             2004            2003            2002            2001
                                               -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $      23.05     $     20.99     $     16.84     $     19.44     $     19.79
                                               -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .................          0.47            0.35            0.24            0.33            0.29

   Net realized and unrealized gains
      (losses) ..............................          1.92            2.52            4.23           (2.42)           0.95
                                               -----------------------------------------------------------------------------
Total from investment operations ............          2.39            2.87            4.47           (2.09)           1.24
                                               -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ....................         (0.29)          (0.39)          (0.32)          (0.25)          (0.24)

   Net realized gains .......................         (1.20)          (0.42)             --           (0.26)          (1.35)
                                               -----------------------------------------------------------------------------

Total distributions .........................         (1.49)          (0.81)          (0.32)          (0.51)          (1.59)
                                               -----------------------------------------------------------------------------

Redemption fees .............................            --(c)           --(c)           --              --              --
                                               -----------------------------------------------------------------------------
Net asset value, end of year ................  $      23.95     $     23.05     $     20.99     $     16.84     $     19.44
                                               =============================================================================

Total return ................................         10.39%          13.89%          26.62%         (10.89)%          6.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $  8,951,080     $ 7,240,641     $ 5,782,145     $ 4,585,605     $ 5,465,075

Ratios to average net assets:*

   Expenses(b) ..............................          0.81%           0.81%           0.84%           0.79%           0.78%

   Net investment income ....................          1.99%           1.62%           1.28%           1.79%           1.40%

Portfolio turnover rate .....................         21.57%          33.22%          54.65%          51.22%          52.98%

  *Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses .................................          0.76%           0.80%           0.81%           0.78%           0.77%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL SHARES FUND

                                               -----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
CLASS A                                            2005             2004            2003            2002            2001
                                               -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $      22.94     $     20.90     $     16.78     $     19.37     $     19.73
                                               -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .................          0.39            0.27            0.17            0.26            0.22

   Net realized and unrealized gains
      (losses) ..............................          1.91            2.51            4.21           (2.40)           0.95
                                               -----------------------------------------------------------------------------
Total from investment operations ............          2.30            2.78            4.38           (2.14)           1.17
                                               -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ....................         (0.22)          (0.32)          (0.26)          (0.19)          (0.18)

   Net realized gains .......................         (1.20)          (0.42)             --           (0.26)          (1.35)
                                               -----------------------------------------------------------------------------
Total distributions .........................         (1.42)          (0.74)          (0.26)          (0.45)          (1.53)
                                               -----------------------------------------------------------------------------
Redemption fees .............................            --(d)           --(d)           --              --              --
                                               -----------------------------------------------------------------------------
Net asset value, end of year ................  $      23.82     $     22.94     $     20.90     $     16.78     $     19.37
                                               =============================================================================

Total return(b) .............................          9.98%          13.50%          26.18%         (11.20)%          5.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $  4,211,238     $ 2,940,029     $ 2,257,336     $ 1,543,833     $ 1,580,046

Ratios to average net assets:*

   Expenses(c) ..............................          1.16%           1.16%           1.19%           1.14%           1.13%

   Net investment income ....................          1.64%           1.27%           0.93%           1.44%           1.05%

Portfolio turnover rate .....................         21.57%          33.22%          54.65%          51.22%          52.98%

  *Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses .................................          1.11%           1.15%           1.16%           1.13%           1.12%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

                                                   ----------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
CLASS B                                                2005            2004            2003            2002            2001
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $     22.50     $     20.54     $     16.53     $     19.12     $     19.56
                                                   ----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.23            0.13            0.04            0.15            0.08

   Net realized and unrealized gains (losses) ...         1.88            2.44            4.14           (2.36)           0.95
                                                   ----------------------------------------------------------------------------
Total from investment operations ................         2.11            2.57            4.18           (2.21)           1.03
                                                   ----------------------------------------------------------------------------
Less distributions from:

   Net investment income ........................        (0.06)          (0.19)          (0.17)          (0.12)          (0.12)

   Net realized gains ...........................        (1.20)          (0.42)             --           (0.26)          (1.35)
                                                   ----------------------------------------------------------------------------
Total distributions .............................        (1.26)          (0.61)          (0.17)          (0.38)          (1.47)
                                                   ----------------------------------------------------------------------------
Redemption fees .................................           --(d)           --(d)           --              --              --
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ....................  $     23.35     $     22.50     $     20.54     $     16.53     $     19.12
                                                   ============================================================================

Total return(b) .................................         9.31%          12.70%          25.41%         (11.80)%          5.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $   612,007     $   588,401     $   444,671     $   235,470     $   126,579

Ratios to average net assets:*

   Expenses(c) ..................................         1.81%           1.81%           1.84%           1.79%           1.78%

   Net investment income ........................         0.99%           0.62%           0.28%           0.79%           0.37%

Portfolio turnover rate .........................        21.57%          33.22%          54.65%          51.22%          52.98%

  *Ratio to average net assets, excluding
   dividend expense on securities sold short:

   Expenses .....................................         1.76%           1.80%           1.81%           1.78%           1.77%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL SHARES FUND

                                                   ----------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
CLASS C                                                2005            2004            2003            2002            2001
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $     22.76     $     20.75     $     16.68     $     19.26     $     19.63
                                                   ----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.23            0.13            0.05            0.15            0.08

   Net realized and unrealized gains (losses) ...         1.89            2.49            4.17           (2.39)           0.95
                                                   ----------------------------------------------------------------------------
Total from investment operations ................         2.12            2.62            4.22           (2.24)           1.03
                                                   ----------------------------------------------------------------------------
Less distributions from:

   Net investment income ........................        (0.20)          (0.19)          (0.15)          (0.08)          (0.05)

   Net realized gains ...........................        (1.20)          (0.42)             --           (0.26)          (1.35)
                                                   ----------------------------------------------------------------------------
Total distributions .............................        (1.40)          (0.61)          (0.15)          (0.34)          (1.40)
                                                   ---------------------------------------------------------------------------
Redemption fees .................................           --(d)           --(d)           --              --              --
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ....................  $     23.48     $     22.76     $     20.75     $     16.68     $     19.26
                                                   ============================================================================

Total return(b) .................................         9.27%          12.77%          25.37%         (11.78)%          5.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $ 1,834,009     $ 1,551,111     $ 1,272,590     $   866,422     $   885,658

Ratios to average net assets:*

   Expenses(c) ..................................         1.81%           1.81%           1.84%           1.78%           1.78%

   Net investment income ........................         0.99%           0.62%           0.28%           0.80%           0.40%

Portfolio turnover rate .........................        21.57%          33.22%          54.65%          51.22%          52.98%

  *Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses .....................................         1.76%           1.80%           1.81%           1.77%           1.77%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


20| See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
CLASS R                                                2005            2004            2003            2002(e)
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $     22.85     $     20.83     $     16.75     $     19.36
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.35            0.24            0.13            0.24

   Net realized and unrealized gains (losses) ...         1.91            2.50            4.21           (2.37)
                                                   ---------------------------------------------------------------
Total from investment operations ................         2.26            2.74            4.34           (2.13)
                                                   ---------------------------------------------------------------
Less distributions from:

   Net investment income ........................        (0.19)          (0.30)          (0.26)          (0.22)

   Net realized gains ...........................        (1.20)          (0.42)             --           (0.26)
                                                   ---------------------------------------------------------------
Total distributions .............................        (1.39)          (0.72)          (0.26)          (0.48)
                                                   ---------------------------------------------------------------
Redemption fees .................................           --(d)           --(d)           --              --
                                                   ---------------------------------------------------------------
Net asset value, end of year ....................  $     23.72     $     22.85     $     20.83     $     16.75
                                                   ===============================================================

Total return(b) .................................         9.88%          13.32%          26.02%         (11.26)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $   109,305     $    74,763     $    46,933     $    13,392

Ratios to average net assets:*

   Expenses(c) ..................................         1.31%           1.31%           1.34%           1.29%(f)

   Net investment income ........................         1.49%           1.12%           0.78%           1.29%(f)

Portfolio turnover rate .........................        21.57%          33.22%          54.65%          51.22%

  *Ratios to average net assets, excluding dividend expense on securities sold short:

   Expenses .....................................         1.26%           1.30%           1.31%           1.28%(f)

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.

(e)   Effective date of Class R shares was January 2, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 21

MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS 81.2%
                AEROSPACE & DEFENSE 0.5%
            (a) GenCorp Inc. ....................................................    United States      1,148,300    $   20,382,325
                Northrop Grumman Corp. ..........................................    United States        891,940        53,614,513
                                                                                                                     --------------
                                                                                                                         73,996,838
                                                                                                                     --------------
                AIRLINES 0.5%
            (a) ACE Aviation Holdings Inc. ......................................       Canada          2,284,333        74,683,519
        (a),(b) ACE Aviation Holdings Inc., A, 144A .............................       Canada            150,465         4,919,272
            (a) ACE Aviation Holdings Inc., B ...................................       Canada              3,080           100,326
        (a),(c) Air Canada Inc., Contingent Distribution ........................       Canada        537,421,436                --
                                                                                                                     --------------
                                                                                                                         79,703,117
                                                                                                                     --------------
                AUTO COMPONENTS 0.0%(d)
    (a),(e),(f) Lancer Industries Inc., B .......................................    United States              3         6,494,600
                                                                                                                     --------------
                BEVERAGES 3.9%
                Brown-Forman Corp., A ...........................................    United States        125,460         8,900,132
                Brown-Forman Corp., B ...........................................    United States        606,036        42,010,416
                Coca-Cola Enterprises Inc. ......................................    United States      7,032,260       134,808,424
                Diageo PLC ......................................................   United Kingdom     13,878,432       201,164,968
                Pernod Ricard SA ................................................       France          1,336,851       233,279,820
                                                                                                                     --------------
                                                                                                                        620,163,760
                                                                                                                     --------------
                CAPITAL MARKETS 0.5%
                Bear Stearns Cos.Inc. ...........................................    United States        656,304        75,822,801
                                                                                                                     --------------
                CHEMICALS 0.0%(d)
                Koninklijke DSM NV ..............................................     Netherlands          19,300           788,267
                                                                                                                     --------------
                COMMERCIAL BANKS 6.7%
                Allied Irish Banks PLC ..........................................       Ireland         5,252,030       112,974,079
                Banca Intesa SpA ................................................        Italy         34,121,292       180,765,352
                Bank of Ireland .................................................       Ireland         5,404,128        85,089,104
                BNP Paribas SA ..................................................       France            536,357        43,399,942
        (a),(f) Centennial Bank Holdings Inc. ...................................    United States      3,845,467        47,568,427
                Chinatrust Financial Holding Co. Ltd. ...........................       Taiwan         99,733,000        78,992,825
                Danske Bank .....................................................       Denmark         3,475,500       122,425,305
    (a),(e),(f) Elephant Capital Holdings Ltd. ..................................        Japan             25,721        36,652,032
                ForeningsSparbanken AB, A .......................................       Sweden          4,761,679       129,746,838
            (a) Investors Bancorp Inc. ..........................................    United States          1,796            19,810
                Mitsubishi UFJ Financial Group Inc. .............................        Japan             13,932       188,860,459
        (a),(e) NCB Warrant Holdings Ltd., A ....................................        Japan            124,040        20,039,915
                                                                                                                     --------------
                                                                                                                      1,046,534,088
                                                                                                                     --------------
                COMMERCIAL SERVICES & SUPPLIES 1.3%
                Cendant Corp. ...................................................    United States      3,062,590        52,829,677
            (a) Comdisco Holding Co. Inc. .......................................    United States            790            15,010
            (c) Comdisco Holding Co. Inc., Contingent Distribution ..............    United States     95,431,240                --
                Republic Services Inc. ..........................................    United States      3,077,650       115,565,757
        (a),(c) Safety Kleen Corp., Contingent Distribution .....................    United States      1,085,000                --
            (a) United Stationers Inc. ..........................................    United States        725,439        35,183,792
                                                                                                                     --------------
                                                                                                                        203,594,236
                                                                                                                     --------------


22 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                COMPUTERS & PERIPHERALS 1.1%
    (a),(e),(f) DecisionOne Corp. ...............................................    United States      1,879,100    $    1,339,798
            (a) Lexmark International Inc., A ...................................    United States      3,062,560       137,294,565
            (a) Maxtor Corp. ....................................................    United States      5,989,900        41,569,906
                                                                                                                     --------------
                                                                                                                        180,204,269
                                                                                                                     --------------
                CONSUMER FINANCE 0.6%
                MBNA Corp. ......................................................    United States      3,218,500        87,382,275
                                                                                                                     --------------
                CONTAINERS & PACKAGING 1.1%
                Temple-Inland Inc. ..............................................    United States      3,700,000       165,945,000
                                                                                                                     --------------
                DIVERSIFIED FINANCIAL SERVICES 2.0%
                Fortis Group NV .................................................      Belgium          6,331,992       201,570,904
                Leucadia National Corp. .........................................    United States      2,326,843       110,431,969
        (a),(c) Marconi Corp., Contingent Distribution ..........................   United Kingdom     77,739,439                --
                                                                                                                     --------------
                                                                                                                        312,002,873
                                                                                                                     --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
(a),(e),(f),(g) AboveNet Inc. ...................................................    United States        763,805        18,303,365
(a),(c),(f),(g) AboveNet Inc., Contingent Distribution ..........................    United States    106,869,000                --
(a),(e),(f),(g) AboveNet Inc., wts., 9/08/08 ....................................    United States         25,659           102,636
(a),(e),(f),(g) AboveNet Inc., wts., 9/08/10 ....................................    United States         30,186            24,149
                Chunghwa Telecom Co. Ltd., ADR ..................................       Taiwan            363,800         6,675,730
        (a),(c) Global Crossing Holdings Ltd., Contingent Distribution ..........    United States    105,649,309                --
                Koninklijke KPN NV ..............................................     Netherlands       3,088,868        30,972,727
                MCI Inc. ........................................................    United States      3,815,442        75,278,670
            (a) NTL Inc. ........................................................   United Kingdom      1,883,548       128,231,948
                Sprint Nextel Corp. .............................................    United States        336,452         7,859,519
        (a),(c) Telewest Communications PLC, Contingent Distribution ............   United Kingdom    120,209,615                --
        (a),(c) Telewest Finance Ltd., Contingent Distribution ..................   United Kingdom     12,987,000                --
            (a) Telewest Global Inc. ............................................   United Kingdom      7,073,342       168,487,006
                Verizon Communications Inc. .....................................    United States      2,117,100        63,767,052
                                                                                                                     --------------
                                                                                                                        499,702,802
                                                                                                                     --------------
                ELECTRIC UTILITIES 0.3%
                E.ON AG .........................................................      Germany            454,370        47,045,253
        (a),(b) Entegra/Union Power, 144A .......................................    United States        288,690                --
                                                                                                                     --------------
                                                                                                                         47,045,253
                                                                                                                     --------------
                FOOD & STAPLES RETAILING 1.3%
                Albertson's Inc. ................................................    United States      2,114,150        45,137,102
                Carrefour SA ....................................................       France          1,480,284        69,361,347
            (a) Kroger Co. ......................................................    United States      4,420,770        83,464,138
                                                                                                                     --------------
                                                                                                                        197,962,587
                                                                                                                     --------------
                FOOD PRODUCTS 4.5%
                Cadbury Schweppes PLC ...........................................   United Kingdom     12,700,586       120,069,719
                General Mills Inc. ..............................................    United States      1,037,600        51,174,432
                Groupe Danone ...................................................       France            671,351        70,139,237
                Nestle SA .......................................................    Switzerland          653,170       195,391,673
                Orkla ASA .......................................................       Norway          6,435,750       266,503,515
                                                                                                                     --------------
                                                                                                                        703,278,576
                                                                                                                     --------------


                                                              Annual Report | 23

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                HEALTH CARE PROVIDERS & SERVICES 2.2%
                Guidant Corp. ...................................................    United States      2,321,300    $  150,304,175
                Hillenbrand Industries Inc. .....................................    United States      2,061,300       101,848,833
(a),(e),(f),(g) Kindred Healthcare Inc. .........................................    United States      2,380,966        58,267,000
(a),(e),(f),(g) Kindred Healthcare Inc., Jan.9.07 Calls, 1/01/13 ................    United States          1,146            17,645
(a),(e),(f),(g) Kindred Healthcare Inc., Jan.25.99 Calls, 1/01/14 ...............    United States            568                --
(a),(e),(f),(g) Kindred Healthcare Inc., Jan.26.00 Calls, 1/01/12 ...............    United States          1,724                --
(a),(e),(f),(g) Kindred Healthcare Inc., Jul.23.75 Calls, 7/17/11 ...............    United States          7,640             5,516
(a),(e),(f),(g) Kindred Healthcare Inc., wts., Series A, 4/20/06 ................    United States        211,977         4,100,059
(a),(e),(f),(g) Kindred Healthcare Inc., wts., Series B, 4/20/06 ................    United States        529,943         8,709,613
                MDS Inc. ........................................................        Canada         1,030,100        17,822,689
                                                                                                                     --------------
                                                                                                                        341,075,530
                                                                                                                     --------------
                HOTELS, RESTAURANTS & LEISURE 0.3%
        (a),(f) FHC Delaware Inc. ...............................................    United States        784,457         2,726,694
        (a),(c) Trump Atlantic, Contingent Distribution .........................    United States     53,232,000         2,006,847
            (a) Trump Entertainment Resorts Inc. ................................    United States      1,814,341        36,522,684
                                                                                                                     --------------
                                                                                                                         41,256,225
                                                                                                                     --------------
                INDUSTRIAL CONGLOMERATES 1.9%
                Siemens AG ......................................................       Germany         1,307,326       112,005,450
                Tyco International Ltd. .........................................    United States      6,701,100       193,393,746
                                                                                                                     --------------
                                                                                                                        305,399,196
                                                                                                                     --------------
                INSURANCE 10.0%
            (a) Alleghany Corp. .................................................    United States        341,815        97,075,460
            (a) Berkshire Hathaway Inc., A ......................................    United States          1,590       140,905,800
            (a) Berkshire Hathaway Inc., B ......................................    United States        149,920       440,090,160
            (a) Conseco Inc. ....................................................    United States      3,742,800        86,720,676
                Hartford Financial Services Group Inc. ..........................    United States      1,221,700       104,931,813
                Montpelier Re Holdings Ltd. .....................................       Bermuda           863,889        16,327,502
                Nationwide Financial Services Inc., A ...........................    United States      1,794,150        78,942,600
                Old Republic International Corp. ................................    United States      4,881,042       128,176,163
        (a),(e) Olympus Re Holdings Ltd. ........................................       Bermuda           202,380         3,744,030
                Prudential Financial Inc. .......................................    United States        948,700        69,435,353
            (f) White Mountains Insurance Group Inc. ............................    United States        740,448       413,577,230
                                                                                                                     --------------
                                                                                                                      1,579,926,787
                                                                                                                     --------------
                LEISURE EQUIPMENT & PRODUCTS 0.6%
                Mattel Inc. .....................................................    United States      5,907,650        93,459,023
                                                                                                                     --------------
                MACHINERY 1.3%
                Deere & Co. .....................................................    United States      2,155,880       146,836,987
            (f) Federal Signal Corp. ............................................    United States      3,360,800        50,445,608
                                                                                                                     --------------
                                                                                                                        197,282,595
                                                                                                                     --------------
                MEDIA 6.4%
            (a) Cablevision Systems Corp., A ....................................    United States      1,650,900        38,746,623
                Clear Channel Communications Inc. ...............................    United States      3,336,400       104,929,780
            (a) Comcast Corp., A ................................................    United States      2,928,427        75,231,290
                E.W.Scripps Co., A ..............................................    United States        696,850        33,462,737
            (a) EchoStar Communications Corp., A ................................    United States      1,277,791        34,717,581


24 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                MEDIA (CONTINUED)
                Hollinger International Inc. ....................................    United States      1,929,706    $   16,425,661
                Knight Ridder Inc. ..............................................    United States        336,100        21,275,130
            (a) Liberty Media Corp., A ..........................................    United States     14,398,624       113,317,171
                News Corp., A ...................................................    United States     12,748,322       198,236,407
                Omnicom Group Inc. ..............................................    United States        432,800        36,844,264
            (e) Time Warner Inc. ................................................    United States      2,833,800        48,433,043
            (e) Time Warner Inc., Jan.10.00 Calls, 1/21/06 ......................    United States         59,140        43,467,900
        (a),(f) TVMAX Holdings Inc. .............................................    United States        257,217           257,217
                Viacom Inc., B ..................................................    United States      1,884,600        61,437,960
                Washington Post Co., B ..........................................    United States        238,238       182,252,070
                                                                                                                     --------------
                                                                                                                      1,009,034,834
                                                                                                                     --------------
                METALS & MINING 4.0%
                Anglo American PLC ..............................................     South Africa      5,759,845       196,109,499
                Anglo American PLC, ADR .........................................     South Africa          2,300            79,994
                Barrick Gold Corp. ..............................................        Canada           398,200        11,097,834
                Dofasco Inc. ....................................................        Canada         1,209,736        67,631,976
                Falconbridge Ltd. ...............................................        Canada           505,003        14,989,765
                Freeport-McMoRan Copper & Gold Inc., B ..........................    United States        447,300        24,064,740
            (a) Glamis Gold Ltd. ................................................        Canada         1,306,700        35,941,839
                Gold Fields Ltd. ................................................     South Africa        642,754        11,356,760
                Goldcorp Inc. ...................................................        Canada           998,079        22,239,564
            (a) Goldcorp Inc., wts., 5/30/07 ....................................        Canada         1,819,489         7,592,292
            (a) Harmony Gold Mining Co. Ltd., ADR ...............................     South Africa        933,000        12,175,650
                Newmont Mining Corp. ............................................    United States      2,968,110       158,497,074
                Placer Dome Inc. ................................................        Canada         2,923,875        66,965,114
                                                                                                                     --------------
                                                                                                                        628,742,101
                                                                                                                     --------------
                MULTI-UTILITIES & UNREGULATED POWER 0.4%
                NorthWestern Corp. ..............................................    United States        711,831        22,116,589
        (a),(c) NorthWestern Corp., Contingent Distribution .....................    United States     21,590,000         1,835,150
                Suez SA .........................................................        France         1,349,071        42,003,670
                                                                                                                     --------------
                                                                                                                         65,955,409
                                                                                                                     --------------
                OIL, GAS & CONSUMABLE FUELS 5.7%
            (a) Anchor Resources LLC ............................................    United States        123,013                --
            (a) Apco Oil Corp. ..................................................    United States          9,200                --
                BP PLC ..........................................................   United Kingdom      5,707,068        60,777,906
                BP PLC, ADR .....................................................   United Kingdom         46,400         2,979,808
                Burlington Resources Inc. .......................................   United States       1,523,500       131,325,700
                Oil & Natural Gas Corp. Ltd. ....................................       India           2,308,558        60,283,148
            (a) OPTI Canada .....................................................       Canada          9,481,276       311,365,659
                Pogo Producing Co. ..............................................   United States       1,332,500        66,371,825
                Statoil ASA .....................................................       Norway          1,593,324        36,589,608
                Suncor Energy Inc. ..............................................       Canada          1,389,492        87,651,685
                Total SA, B .....................................................       France            380,938        95,696,567
                Vintage Petroleum Inc. ..........................................    United States        897,550        47,866,342
                                                                                                                     --------------
                                                                                                                        900,908,248
                                                                                                                     --------------


                                                              Annual Report | 25

Mutual Shares Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                PAPER & FOREST PRODUCTS 3.6%
                Abitibi-Consolidated Inc. .......................................        Canada           538,387    $    2,158,551
                International Paper Co. .........................................    United States      4,270,400       143,528,144
                Potlatch Corp. ..................................................    United States        233,800        11,919,124
                Weyerhaeuser Co. ................................................    United States      6,235,207       413,643,632
                                                                                                                     --------------
                                                                                                                        571,249,451
                                                                                                                     --------------
                PHARMACEUTICALS 3.0%
                Bristol-Myers Squibb Co. ........................................    United States      3,308,740        76,034,845
            (a) IVAX Corp. ......................................................    United States        330,800        10,363,964
                Merck & Co. Inc. ................................................    United States      1,123,000        35,722,630
                Pfizer Inc. .....................................................    United States      7,671,040       178,888,653
                Sanofi-Aventis ..................................................        France           689,026        60,362,054
                Valeant Pharmaceuticals International ...........................    United States      3,520,835        63,656,697
                Wyeth ...........................................................    United States        890,500        41,025,335
                                                                                                                     --------------
                                                                                                                        466,054,178
                                                                                                                     --------------
                REAL ESTATE 1.8%
        (a),(f) Alexander's Inc. ................................................    United States        326,675        80,198,713
                Canary Wharf Group PLC ..........................................   United Kingdom     14,262,931        58,892,781
                Fieldstone Investment Corp. .....................................    United States      2,365,900        28,059,574
        (a),(e) Security Capital European Realty ................................      Luxembourg          28,412           206,484
                Shurgard Storage Centers Inc., A ................................    United States        299,900        17,007,329
                St.Joe Co. ......................................................    United States      1,052,935        70,778,291
                Ventas Inc. .....................................................    United States      1,072,765        34,349,935
                                                                                                                     --------------
                                                                                                                        289,493,107
                                                                                                                     --------------
                ROAD & RAIL 1.1%
            (e) Florida East Coast Industries Inc. ..............................    United States      4,423,071       178,035,242
                                                                                                                     --------------
                SOFTWARE 0.7%
                Microsoft Corp. .................................................    United States      4,439,759       116,099,698
                                                                                                                     --------------
                TEXTILES APPAREL & LUXURY GOODS 0.2%
                Reebok International Ltd. .......................................    United States        524,300        30,529,989
                                                                                                                     --------------
                THRIFTS & MORTGAGE FINANCE 1.1%
                Hudson City Bancorp Inc. ........................................    United States      4,121,569        49,953,416
                Sovereign Bancorp Inc. ..........................................    United States      5,828,890       126,020,602
                                                                                                                     --------------
                                                                                                                        175,974,018
                                                                                                                     --------------
                TOBACCO 9.4%
                Altadis SA ......................................................        Spain          7,776,607       352,786,807
                Altria Group Inc. ...............................................    United States      2,479,677       185,281,466
                British American Tobacco PLC ....................................   United Kingdom     20,437,626       457,104,861
                British American Tobacco PLC, ADR ...............................   United Kingdom         70,550         3,177,572
                Imperial Tobacco Group PLC ......................................   United Kingdom      6,933,289       207,195,902
                Reynolds American Inc. ..........................................   United States       2,778,000       264,826,740
                                                                                                                     --------------
                                                                                                                      1,470,373,348
                                                                                                                     --------------
                TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                   (COST $9,220,498,558) ........................................                                    12,761,470,321
                                                                                                                     --------------


26 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS 0.4%
                DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(d)
                PTV Inc., 10.00%, pfd., A ......................................  United Kingdom         199,565    $       419,086
                                                                                                                    ---------------
                ELECTRIC UTILITIES 0.0%(d)
            (a) Montana Power Co., 8.45%, pfd. .................................   United States         109,220            901,065
                                                                                                                    ---------------
                METALS & MINING 0.4%
    (e),(f),(g) Esmark Inc., Series A, 10.00%, cvt. pfd. .......................   United States          60,419         63,357,780
                Falconbridge Ltd., 6.00%, cvt. pfd., 1 .........................      Canada              46,262          1,168,115
                Falconbridge Ltd., 6.25%, cvt. pfd., 2 .........................      Canada              46,262          1,168,116
                Falconbridge Ltd., 6.50%, cvt. pfd., 3 .........................      Canada              23,131            586,371
                                                                                                                    ---------------
                                                                                                                         66,280,382
                                                                                                                    ---------------
                TOTAL PREFERRED STOCKS (COST $67,167,005) ......................                                         67,600,533
                                                                                                                    ---------------

                                                                                                  -----------------
                                                                                                      PRINCIPAL
                                                                                                      AMOUNT(j)
                                                                                                  -----------------
                CORPORATE BONDS & NOTES 1.7%
            (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .........      Canada           5,190,000CAD       4,375,979
            (h) Collins & Aikman Products Co.,
                   Revolver, FRN, 10.75%, 8/31/09 ..............................   United States       1,157,404          1,122,682
                   Tranche B1 Term Loan, FRN, 10.75%, 8/31/11 ..................   United States       2,711,000          2,629,670
                Dana Corp.,
                   5.85%, 1/15/15 ..............................................   United States      13,032,000          9,317,880
                   7.00%, 3/01/29 ..............................................   United States       1,834,000          1,325,065
        (e),(f) DecisionOne Corp., 144A, 12.00%, 4/15/10 .......................   United States       2,039,765          2,039,765
                Entegra/Union Power,
                   Term Loan A, 4.00%, 6/01/12 .................................   United States      14,706,857         12,647,897
                   Term Loan B, 9.00%, 6/01/20 .................................   United States      14,162,158         12,179,456
                Eurotunnel PLC,
                   Participating Loan Note, 1.00%, 4/30/40 .....................  United Kingdom       1,482,000GBP         242,222
           (b),(h) Senior Tranche G2 Term Loan A, 144A, FRN, 5.618%,
                   12/15/12 ....................................................  United Kingdom       1,627,232GBP       2,694,587
               (h) Tier 2, FRN, 5.796%, 12/31/18 ...............................  United Kingdom      13,617,682GBP      19,914,259
               (h) Tier 3, FRN, 5.796%, 12/31/25 ...............................  United Kingdom      53,591,168GBP      43,334,433
                Eurotunnel SA,
                   Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ..      France           1,427,326EUR       1,605,253
               (h) Tier 2 (PIBOR), FRN, 3.393%, 12/31/18 .......................      France           1,393,972EUR       1,402,715
               (h) Tier 2 (LIBOR), FRN, 3.393%, 12/31/18 .......................      France           3,151,383EUR       3,171,150
               (h) Tier 3 (PIBOR), FRN, 3.393%, 12/31/25 .......................      France          13,502,354EUR       7,512,838
               (h) Tier 3 (LIBOR), FRN, 3.393%, 12/31/25 .......................      France          77,744,116EUR      43,257,565
            (h) Motor Coach Industries International Inc., FRN, 17.406%,
                   12/01/08 ....................................................   United States      58,046,343         55,144,026
                Trump Entertaiment Resorts Inc., 8.50%, 5/20/15 ................   United States      36,590,212         35,858,408
            (f) TVMAX Holdings Inc., PIK,
                   11.50%, 1/16/06 .............................................   United States         433,314            433,314
               (i) 14.00%, 1/16/06 .............................................   United States       1,203,322          1,203,322
                                                                                                                    ---------------
                TOTAL CORPORATE BONDS & NOTES (COST $286,520,729) ..............                                        261,412,486
                                                                                                                    ---------------


                                                              Annual Report | 27

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/PRINCIPAL
                                                                                      COUNTRY          AMOUNT(j)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS & NOTES IN REORGANIZATION 1.0%
            (k) Adelphia Communications Corp.,
                   9.25%, 10/01/02 .............................................   United States      11,465,000    $     6,420,400
                   8.125%, 7/15/03 .............................................   United States       1,442,000            821,940
                   7.50%, 1/15/04 ..............................................   United States       3,750,000          2,137,500
                   10.50%, 7/15/04 .............................................   United States       6,320,000          3,602,400
                   9.875%, 3/01/05 .............................................   United States       2,564,000          1,455,070
                   10.25%, 11/01/06 ............................................   United States      11,760,000          6,585,600
                   9.875%, 3/01/07 .............................................   United States       1,090,000            621,300
                   8.375%, 2/01/08 .............................................   United States       9,037,000          5,151,090
                   7.75%, 1/15/09 ..............................................   United States      19,364,000         10,940,660
                   7.875%, 5/01/09 .............................................   United States       7,952,000          4,413,360
                   9.375%, 11/15/09 ............................................   United States       9,522,000          5,617,980
                   10.875%, 10/01/10 ...........................................   United States       8,130,000          4,593,450
                   10.25%, 6/15/11 .............................................   United States       9,783,000          5,918,715
            (k) Armstrong World Industries Inc.,
                   6.35%, 8/15/03 ..............................................   United States      23,041,000         16,589,520
                   6.50%, 8/15/05 ..............................................   United States       1,835,000          1,302,850
                   9.75%, 4/15/08 ..............................................   United States       5,498,000          4,068,520
                   7.45%, 5/15/29 ..............................................   United States       3,239,000          2,396,860
                   Revolver, 10/29/03 ..........................................   United States       4,049,775          2,839,905
                   Trade Claim .................................................   United States      10,859,300          7,560,788
            (k) Century Communications Corp.,
               (l) 8.875%, 1/15/07 .............................................   United States         559,000            536,640
                   8.75%, 10/01/07 .............................................   United States       5,509,000          5,178,460
                   8.375%, 12/15/07 ............................................   United States         875,000            840,000
                   senior note, 9.50%, 3/01/05 .................................   United States       1,578,000          1,530,660
                   Series B, zero cpn., 1/15/08 ................................   United States       8,769,000          4,866,795
                   zero cpn., 3/15/03 ..........................................   United States      15,848,000         13,470,800
        (i),(k) Owens Corning, Revolver, 6/26/02 ...............................   United States      29,722,681         41,611,754
            (k) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........   United States          85,000                 42
                                                                                                                    ---------------
                TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
                   (COST $159,262,219) .........................................                                        161,073,059
                                                                                                                    ---------------

                COMPANIES IN LIQUIDATION 0.0%(d)
            (a) City Investing Co. Liquidating Trust ...........................   United States       4,373,476            481,082
            (a) MBOP Liquidating Trust .........................................   United States         574,712                 75
            (a) Peregrine Investments Holdings Ltd.,
                   6.70%, 1/15/98 ..............................................     Hong Kong        95,000,000JPY          24,147
                   6.70%, 6/30/00 ..............................................     Hong Kong       250,000,000JPY          63,543
                   zero cpn., 1/22/98 ..........................................     Hong Kong           500,000             15,000
            (a) PIV Investment Finance (Cayman) Ltd. ...........................     Hong Kong        22,710,000          1,362,600
            (a) United Cos. Financial Corp., Bank Claim ........................   United States         179,680                 --
                                                                                                                    ---------------
                TOTAL COMPANIES IN LIQUIDATION (COST $--) ......................                                          1,946,447
                                                                                                                    ---------------


28 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                     COUNTRY          AMOUNT(o)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                GOVERNMENT AGENCIES 14.2%
        (m),(n) Federal Home Loan Bank, 0.00% - 3.60%, 1/23/06 - 7/02/07 .......   United States   2,184,005,000    $ 2,160,350,484
                Federal Home Loan Mortgage Corp., 2.50%, 05/19/06 ..............   United States      25,000,000         24,806,050
                Federal National Mortgage Association, 2.15% - 2.20%,
                   12/18/06 - 12/29/06 .........................................   United States      30,000,000         29,280,080
        (m),(n) U.S. Treasury Bills, 2/02/06 - 2/16/06 .........................   United States      20,000,000         19,914,185
                                                                                                                    ---------------
                TOTAL GOVERNMENT AGENCIES (COST $2,240,042,154) ................                                      2,234,350,799
                                                                                                                    ---------------
                TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                   (COST $11,973,490,665) ......................................                                     15,487,853,645
                                                                                                                    ---------------
                REPURCHASE AGREEMENTS 0.0%(d)
        (o),(p) Bank of America LLC, 4.32%, 1/03/06
                   (Maturity Value $92,055)
                   Collateralized by U.S. Government Agency Securities,
                   5.00-5.50%, 9/01/33-10/01/35 ................................                          92,011             92,011
        (o),(p) Bear Stearns & Co. Inc., 4.25%, 1/03/06
                   (Maturity Value $78,046)
                   Collateralized by U.S. Government Agency Securities,
                   3.22-7.155%, 3/01/17-9/01/45 ................................                          78,009             78,009
        (o),(p) Merrill Lynch GSI, 4.25%, 1/03/06
                   (Maturity Value $378,224)
                   Collateralized by U.S. Government Agency Securities,
                   3.99-5.83%, 11/01/27-8/01/35 ................................                         378,045            378,045
                                                                                                                    ---------------
                TOTAL REPURCHASE AGREEMENTS (COST $548,065) ....................                                            548,065
                                                                                                                    ---------------
                TOTAL INVESTMENTS (COST $11,974,038,730) 98.5% .................                                     15,488,401,710
                OPTIONS WRITTEN 0.0%(d) ........................................                                            (27,500)
                SECURITIES SOLD SHORT (2.0)% ...................................                                       (314,673,194)
                NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.4% .........                                         58,900,240
                OTHER ASSETS, LESS LIABILITIES 3.1% ............................                                        485,037,741
                                                                                                                    ---------------
                NET ASSETS 100.0% ..............................................                                    $15,717,638,997
                                                                                                                    ===============

                                                                                                      ------------
                                                                                                       CONTRACTS
                                                                                                      ------------
            (q) OPTIONS WRITTEN 0.0%(d)
                MEDIA 0.0%(d)
                Cablevision Systems Corp., Jan. 22.50 Puts, 1/21/06 ............   United States             300    $        13,500
                                                                                                                    ---------------
                PHARMACEUTICALS 0.0%(d)
                Pfizer Inc., Jan. 22.50 Puts, 1/21/06 ..........................   United States             700             14,000
                                                                                                                    ---------------
                TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $80,997) ..............                                             27,500
                                                                                                                    ---------------


                                                              Annual Report | 29

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY             SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            (r) SECURITIES SOLD SHORT 2.0%
                COMMERCIAL BANKS 0.5%
                Bank of America Corp. ..........................................   United States       1,611,360    $    74,364,264
                                                                                                                    ---------------
                COMPUTERS & PERIPHERALS 0.3%
                Seagate Technology .............................................   United States       2,216,300         44,303,837
                                                                                                                    ---------------
                FOOD PRODUCTS 0.3%
                Kraft Foods Inc., A ............................................   United States       1,623,881         45,696,011
                                                                                                                    ---------------
                HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
                Alcon Inc. .....................................................    Switzerland          173,200         22,446,720
                                                                                                                    ---------------
                HEALTH CARE PROVIDERS & SERVICES 0.0%(d)
                UnitedHealth Group Inc. ........................................   United States           1,060             65,869
                WellPoint Inc. .................................................   United States             214             17,075
                                                                                                                    ---------------
                                                                                                                             82,944
                                                                                                                    ---------------
                METALS & MINING 0.1%
                Inco Ltd. ......................................................      Canada             264,342         11,485,220
                                                                                                                    ---------------
                OIL, GAS & CONSUMER FUELS 0.6%
                ConocoPhillips .................................................   United States       1,099,140         63,947,965
                Occidental Petroleum Corp. .....................................   United States         376,900         30,106,772
                                                                                                                    ---------------
                                                                                                                         94,054,737
                                                                                                                    ---------------
                PHARMACEUTICALS 0.0%(d)
                Teva Pharmaceutical Industries Ltd., ADR .......................      Israel             140,200          6,030,002
                                                                                                                    ---------------
                REAL ESTATE 0.1%
                Public Storage Inc. ............................................   United States         239,360         16,209,459
                                                                                                                    ---------------
                TOTAL SECURITIES SOLD SHORT (PROCEEDS $319,254,070) ............                                    $   314,673,194
                                                                                                                    ---------------


30 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound
JPY   - Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FRN   - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
PIK   - Payment-In-Kind

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $11,989,838, representing 0.08% of net assets.

(c) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)   Rounds to less than 0.05% of net assets.

(e)   See Note 11 regarding restricted and illiquid securities.

(f)   See Note 13 regarding holdings of 5% voting securities.

(g)   See Note 14 regarding other considerations.

(h)   The coupon rate shown represents the rate at period end.

(i)   See Note 12 regarding unfunded loan commitments.

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)   See Note 10 regarding defaulted securities.

(l)   A portion or all of the security is on loan as of December 31, 2005. See
      Note 1(i).

(m) See Note 1(g) regarding securities segregated with broker for securities sold short.

(n) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(o)   See Note 1(c) regarding repurchase agreements.

(p) Investments from cash collateral received for loaned securities. See Note 1(i).

(q)   See Note 1(f) regarding written options.

(r)   See Note 1(g) regarding securities sold short.


                                                              Annual Report | 31

MUTUAL SHARES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................   $11,342,483,729
      Cost - Non-controlled affiliated issuers (Note 13) ........................       631,006,936
      Cost - Repurchase agreements ..............................................           548,065
                                                                                    ---------------
      Total cost of investments .................................................   $11,974,038,730
                                                                                    ===============
      Value - Unaffiliated issuers (includes securities segregated with
         broker for securities sold short in  the amount of $213,322,802) .......   $14,202,147,047
      Value - Non-controlled affiliated issuers (Note 13) .......................     1,285,706,598
      Value - Repurchase agreements .............................................           548,065
                                                                                    ---------------
      Total value of investments ................................................    15,488,401,710
   Cash .........................................................................         2,800,084
   Foreign currency, at value (cost $134,438,633) ...............................       134,880,008
   Receivables:
      Investment securities sold ................................................        58,390,840
      Capital shares sold .......................................................        30,076,066
      Dividends and interest ....................................................        26,657,885
   Unrealized gain on forward exchange contracts (Note 8) .......................        81,846,110
   Unrealized gains on unfunded loan commitments (Note 12) ......................         1,260,314
   Cash on deposits with brokers for securities sold short ......................       333,351,680
   Due from broker - synthetic equity swaps .....................................        24,443,705
                                                                                    ---------------
         Total assets ...........................................................    16,182,108,402
                                                                                    ---------------

Liabilities:
   Payables:
      Investment securities purchased ...........................................        87,230,579
      Capital shares redeemed ...................................................        20,706,731
      Affiliates ................................................................        16,106,297
   Options written, at value (premiums received $80,997) ........................            27,500
   Securities sold short, at value (proceeds $319,254,070) ......................       314,673,194
   Payable upon return of securities loaned .....................................           548,065
   Deferred tax .................................................................           431,279
   Unrealized loss on forward exchange contracts (Note 8) .......................        22,945,870
   Accrued expenses and other liabilities .......................................         1,799,890
                                                                                    ---------------
         Total liabilities ......................................................       464,469,405
                                                                                    ---------------
            Net assets, at value ................................................   $15,717,638,997
                                                                                    ===============

Net assets consist of:
   Paid-in capital ..............................................................   $11,992,736,589
   Undistributed net investment income ..........................................        72,585,668
   Net unrealized appreciation (depreciation) ...................................     3,583,199,810
   Accumulated net realized gain (loss) .........................................        69,116,930
                                                                                    ---------------
            Net assets, at value ................................................   $15,717,638,997
                                                                                    ===============


32 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
Net assets, at value .......................................................   $8,951,079,511
                                                                               ==============
Shares outstanding .........................................................      373,683,325
                                                                               ==============
Net asset value and maximum offering price per share(a) ....................   $        23.95
                                                                               ==============
CLASS A:
Net assets, at value .......................................................   $4,211,238,126
                                                                               ==============
Shares outstanding .........................................................      176,814,791
                                                                               ==============
Net asset value per share(a) ...............................................   $        23.82
                                                                               ==============
Maximum offering price per share (net asset value per share / 94.25%) ......   $        25.27
                                                                               ==============
CLASS B:
Net assets, at value .......................................................   $  612,006,662
                                                                               ==============
Shares outstanding .........................................................       26,215,051
                                                                               ==============
Net asset value and maximum offering price per share(a) ....................   $        23.35
                                                                               ==============
CLASS C:
Net assets, at value .......................................................   $1,834,009,291
                                                                               ==============
Shares outstanding .........................................................       78,115,113
                                                                               ==============
Net asset value and maximum offering price per share(a) ....................   $        23.48
                                                                               ==============
CLASS R:
Net assets, at value .......................................................   $  109,305,407
                                                                               ==============
Shares outstanding .........................................................        4,608,220
                                                                               ==============
Net asset value and maximum offering price per share(a) ....................   $        23.72
                                                                               ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 33

MUTUAL SHARES FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
   Dividends
      Unaffiliated issuers ........................................................   $   250,945,243
      Non-controlled affiliated issuers (Note 13) .................................        10,413,317
   Interest
      Unaffiliated issuers ........................................................       124,018,913
      Non-controlled affiliated issuers (Note 13) .................................           347,004
   Income from securities loaned - net ............................................            21,209
   Other income (Note 15) .........................................................           471,068
                                                                                      ---------------
           Total investment income ................................................       386,216,754
                                                                                      ---------------
Expenses:
   Management fees (Note 3a) ......................................................        79,196,080
   Administrative fees (Note 3b) ..................................................        10,578,037
   Distribution fees (Note 3c)
      Class A .....................................................................        12,018,793
      Class B .....................................................................         5,937,243
      Class C .....................................................................        16,651,011
      Class R .....................................................................           452,529
   Transfer agent fees (Note 3e) ..................................................        11,856,300
   Custodian fees (Note 4) ........................................................         1,345,783
   Reports to shareholders ........................................................           826,700
   Registration and filing fees ...................................................           524,500
   Professional fees ..............................................................           629,721
   Directors' fees and expenses ...................................................           361,200
   Dividends on securities sold short .............................................         6,255,734
   Other ..........................................................................           457,495
                                                                                      ---------------
           Total expenses .........................................................       147,091,126
           Expense reductions (Note 4) ............................................          (113,876)
                                                                                      ---------------
              Net expenses ........................................................       146,977,250
                                                                                      ---------------
                 Net investment income ............................................       239,239,504
                                                                                      ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers .....................................................       537,991,986
         Controlled affiliate issuers (Note 13) ...................................        (3,491,624)
         Non-controlled affiliated issuers (Note 13) ..............................       168,964,508
      Written options .............................................................         1,201,296
      Foreign currency transactions ...............................................        54,556,077
      Securities sold short .......................................................        (4,809,078)
                                                                                      ---------------
           Net realized gain (loss) ...............................................       754,413,165
                                                                                      ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................       256,294,033
      Translation of assets and liabilities denominated in foreign currencies .....       134,601,496
   Change in deferred taxes on unrealized appreciation ............................          (415,208)
                                                                                      ---------------
           Net change in unrealized appreciation (depreciation) ...................       390,480,321
                                                                                      ---------------
Net realized and unrealized gain (loss) ...........................................     1,144,893,486
                                                                                      ---------------
Net increase (decrease) in net assets resulting from operations ...................   $ 1,384,132,990
                                                                                      ===============


34 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             ------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                             ------------------------------------
                                                                                                   2005               2004
                                                                                             ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................................................   $    239,239,504   $     146,639,688
      Net realized gain (loss) from investments, written options, securities sold
         short, and foreign currency transactions ........................................        754,413,165         320,840,913
      Net change in unrealized appreciation (depreciation) on investments, translation
         of assets and liabilities denominated in foreign currencies and deferred taxes ..        390,480,321         970,977,637
                                                                                             ------------------------------------
            Net increase (decrease) in net assets resulting from operations ..............      1,384,132,990       1,438,458,238
                                                                                             ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .........................................................................       (103,197,432)       (118,691,555)
         Class A .........................................................................        (35,896,189)        (39,459,758)
         Class B .........................................................................         (1,459,350)         (4,845,646)
         Class C .........................................................................        (14,954,125)        (12,290,974)
         Class R .........................................................................           (802,093)           (913,976)
      Net realized gains:
         Class Z .........................................................................       (423,357,278)       (128,945,088)
         Class A .........................................................................       (199,279,526)        (52,647,915)
         Class B .........................................................................        (30,001,973)        (10,792,182)
         Class C .........................................................................        (88,516,570)        (28,220,750)
         Class R .........................................................................         (5,204,999)         (1,342,860)
                                                                                             ------------------------------------
   Total distributions to shareholders ...................................................       (902,669,535)       (398,150,704)
                                                                                             ------------------------------------
   Capital share transactions: (Note 2)
         Class Z .........................................................................      1,416,100,652         847,945,959
         Class A .........................................................................      1,158,479,828         438,813,545
         Class B .........................................................................          1,693,456          95,341,685
         Class C .........................................................................        233,434,044         146,965,374
         Class R .........................................................................         31,485,467          21,886,122
                                                                                             ------------------------------------
   Total capital share transactions ......................................................      2,841,193,447       1,550,952,685
                                                                                             ------------------------------------

   Redemption fees .......................................................................             37,371               9,352
                                                                                             ------------------------------------
            Net increase (decrease) in net assets ........................................      3,322,694,273       2,591,269,571
   Net assets:
      Beginning of year ..................................................................     12,394,944,724       9,803,675,153
                                                                                             ------------------------------------
      End of year ........................................................................   $ 15,717,638,997   $  12,394,944,724
                                                                                             ====================================
   Undistributed net investment income/distributions in excess of net investment income included in net assets:
      End of year ........................................................................   $     72,585,668   $      (5,984,486)
                                                                                             ====================================


                         Annual Report | See notes to financial statements. | 35

MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


36 | Annual Report

MUTUAL SHARES FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.    FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.    REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

D.    FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 37

MUTUAL SHARES FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.    FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E.    SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F.    OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


38 | Annual Report

MUTUAL SHARES FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.    SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H.    SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I.    INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign tax. The foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign market in which the Fund invests.


                                                              Annual Report | 39

MUTUAL SHARES FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L.    REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


40| Annual Report

MUTUAL SHARES FUND

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M.    GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion shares were designated as Class Z, 250 million shares as Class A, 200 million shares as Class B, 250 million shares as Class C and 200 million shares as Class R. Transactions in the Fund's shares were as follows:

                                                        --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                     2005                           2004
                                                        --------------------------------------------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
CLASS Z SHARES:
   Shares sold ......................................    58,317,629   $ 1,382,140,067    50,806,616   $ 1,104,922,147
   Shares issued in reinvestment of distributions ...    19,934,438       478,389,881     9,758,882       219,303,487
   Shares redeemed ..................................   (18,728,837)     (444,429,296)  (21,921,975)     (476,279,675)
                                                        --------------------------------------------------------------
   Net increase (decrease) ..........................    59,523,230   $ 1,416,100,652    38,643,523   $   847,945,959
                                                        ==============================================================
CLASS A SHARES:
   Shares sold ......................................    62,183,806   $ 1,476,618,967    37,809,209   $   815,970,082
   Shares issued in reinvestment of distributions ...     9,031,555       215,572,318     3,786,200        84,685,091
   Shares redeemed ..................................   (22,579,055)     (533,711,457)  (21,439,414)     (461,841,628)
                                                        --------------------------------------------------------------
   Net increase (decrease) ..........................    48,636,306   $ 1,158,479,828    20,155,995   $   438,813,545
                                                        ==============================================================
CLASS B SHARES:
   Shares sold ......................................     1,344,083   $    30,694,786     6,156,400   $   129,929,525
   Shares issued in reinvestment of distributions ...     1,266,719        29,636,484       670,932        14,717,392
   Shares redeemed ..................................    (2,541,813)      (58,637,814)   (2,332,950)      (49,305,232)
                                                        --------------------------------------------------------------
   Net increase (decrease) ..........................        68,989   $     1,693,456     4,494,382   $    95,341,685
                                                        ==============================================================


                                                              Annual Report | 41

MUTUAL SHARES FUND

2.    CAPITAL STOCK (CONTINUED)

                                                          --------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                    2005                          2004
                                                          --------------------------------------------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          --------------------------------------------------------
CLASS C SHARES:
   Shares sold ........................................   15,473,104   $ 361,085,892   13,913,529   $ 297,054,287
   Shares issued in reinvestment of distributions .....    4,035,616      94,971,880    1,682,221      37,310,819
   Shares redeemed ....................................   (9,546,635)   (222,623,728)  (8,770,041)   (187,399,732)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................    9,962,085   $ 233,434,044    6,825,709   $ 146,965,374
                                                          ========================================================
CLASS R SHARES:
   Shares sold ........................................    2,060,687   $  48,448,915    1,573,958   $  33,763,040
   Shares issued in reinvestment of distributions .....      251,253       5,971,962      100,387       2,237,745
   Shares redeemed ....................................     (975,186)    (22,935,410)    (656,261)    (14,114,663)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................    1,336,754   $  31,485,467    1,018,084   $  21,886,122
                                                          ========================================================

3.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A.    MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
      0.600%            Up to and including $5 billion
      0.570%            Over $5 billion, up to and including $10 billion
      0.550%            Over $10 billion, up to and including $15 billion
      0.530%            Over $15 billion, up to and including $20 billion
      0.510%            In excess of $20 billion


42 | Annual Report

MUTUAL SHARES FUND

3.    TRANSACTIONS WITH AFFILIATES (CONTINUED)

B.    ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund aggregate average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion

C.    DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   1.00%
Class C ................................................................   1.00%
Class R ................................................................   0.50%

D.    SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received(a) ......................................   $5,088,424
Contingent deferred sales charges retained ........................   $1,051,595

(a)   Net of commissions paid to unaffiliated broker/dealers.

E.    TRANSFER AGENT FEES

The Fund paid transfer agent fees of $11,856,300, of which $8,017,740 was retained by Investor Services.


                                                              Annual Report | 43

MUTUAL SHARES FUND

4.    EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended, the custodian fees were reduced as noted in the Statement of Operations.

5.    INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $1,890,361.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, defaulted securities and certain dividends on securities sold short.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................................   $ 12,007,500,996
                                                               ================

Unrealized appreciation ....................................   $  3,799,681,538
Unrealized depreciation ....................................       (318,780,824)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $  3,480,900,714
                                                               ================

Undistributed ordinary income ..............................   $     82,659,865
Undistributed long term capital gains ......................        146,277,137
                                                               ----------------
Distributable earnings .....................................   $    228,937,002
                                                               ================

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

                                               --------------------------------
                                                    2005             2004
                                               --------------------------------
Distributions paid from:
   Ordinary income .........................   $ 293,157,500    $   176,201,909
   Long term capital gain ..................     609,512,035        221,948,795
                                               --------------------------------
                                               $ 902,669,535    $   398,150,704
                                               ================================


44 | Annual Report

MUTUAL SHARES FUND

6.    INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $5,683,294,847 and $2,424,071,919, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

                                               ---------------------------------
                                                  NUMBER OF         PREMIUMS
                                                  CONTRACTS         RECEIVED
                                               ---------------------------------
Options outstanding at
   December 31, 2004 .......................           2,826    $       392,341
Options written ............................         281,658          1,803,696
Options expired ............................        (269,352)          (701,526)
Options exercised ..........................          (2,360)          (292,955)
Options closed .............................         (11,772)        (1,120,559)
                                               ---------------------------------
Options outstanding at December 31, 2005 ...           1,000    $        80,997
                                               =================================

7.    SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------
                                           NUMBER OF     NOTIONAL     UNREALIZED
CONTRACTS TO BUY                           CONTRACTS      VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------
Christian Dior SA (47.22 - 54.99 EUR ...      164,222  $ 14,600,508  $5,116,867
O2 PLC (1.96 -1.97 GBP) ................   32,170,426   109,588,263     835,161
                                                                     -----------
Total contracts to buy ...........................................    5,952,028
                                                                     -----------

--------------------------------------------------------------------------------
                                          NUMBER OF     NOTIONAL     UNREALIZED
CONTRACTS TO SELL                         CONTRACTS       VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
   (54.61 - 61.76 EUR) .................     163,903  $ 14,562,444  $(3,256,934)
                                                                    -----------
Total contracts to sell ..........................................   (3,256,934)
                                                                    -----------
Net unrealized gain ..............................................  $ 2,695,094
                                                                    ===========

8.    FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                      AMOUNT(a)      DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------
          42,476,972   Canadian Dollars ..........   36,060,503     1/23/06    $   511,672
      11,798,280,000   Korean Won ................   11,700,000     3/22/06         21,582
                                                                               -----------
                                                                               $   533,254
                                                                               -----------


                                                              Annual Report | 45

MUTUAL SHARES FUND

8.    FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                     AMOUNT(a)      DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------
          13,500,000   Euro .....................    16,006,005     1/17/06    $     7,719
         122,195,000   Euro .....................   150,829,788     1/23/06      5,972,324
         115,295,729   Swiss Franc ..............    92,500,000     2/02/06      4,428,449
         118,125,000   British Pound ............   211,814,165     2/15/06      8,612,288
          49,697,172   Canadian Dollar ..........    43,043,439     2/15/06        226,192
         100,900,000   Euro .....................   122,447,819     2/27/06      2,606,298
         175,287,475   Norwegian Krone ..........    26,084,446     3/06/06         18,541
         105,954,175   Euro .....................   126,252,963     3/15/06        449,573
         888,192,791   Swedish Krona ............   113,694,103     3/15/06      1,296,648
         619,712,909   Danish Krone .............   106,926,254     3/17/06      8,174,989
          22,758,361   British Pound ............    40,992,361     3/21/06      1,839,299
       5,277,495,500   Korean Won ...............     5,230,422     3/22/06          4,808
          78,775,000   British Pound ............   138,924,310     4/04/06      3,389,182
         121,782,398   Euro .....................   153,911,725     4/25/06      8,796,939
         211,035,600   Norwegian Krone ..........    32,805,161     5/08/06      1,310,483
          97,000,000   British Pound ............   169,041,900     5/15/06      2,074,487
         192,046,975   Euro .....................   238,560,315     5/23/06      9,354,645
         541,790,000   Taiwan Dollar ............    16,600,000     5/30/06         95,324
          37,950,560   Norwegian Krone ..........     5,800,000     6/06/06        127,101
          35,500,000   Euro .....................    43,126,453     6/15/06        702,175
       8,629,956,115   Japanese Yen .............    84,126,723     6/28/06      4,008,082
          20,000,000   Euro .....................    23,960,144     7/17/06         16,943
         116,251,078   British Pound ............   202,891,875     8/14/06      2,558,121
          85,305,373   Euro .....................   106,417,966     8/23/06      4,089,665
          80,507,500   British Pound ............   140,117,496     9/08/06      1,331,461
          97,734,103   Euro .....................   123,775,540     9/13/06      6,405,178
         146,373,611   Euro .....................   179,516,052    10/18/06      3,415,942
                                                                               -----------
                                                                                81,312,856
                                                                               -----------
Unrealized gain on forward exchange contracts .............................    $81,846,110
                                                                               ===========

------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                      AMOUNT(a)      DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------
       2,638,747,750   Korean Won ...............     2,620,925     3/22/06    $    (8,119)
                                                                               -----------


46 | Annual Report

MUTUAL SHARES FUND

8.    FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                        CONTRACT      SETTLEMENT       UNREALIZED
CONTRACTS TO SELL                                       AMOUNT(a)        DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------
      621,051,346   Canadian Dollars .............     515,465,161       1/23/06     $  (19,252,767)
      416,719,071   Norwegian Krone ..............      61,827,755       2/06/06            (44,247)
      106,607,713   Canadian Dollars .............      90,769,402       2/15/06         (1,079,864)
       56,104,513   South African Rand ...........       8,625,000       2/15/06           (210,755)
      364,000,000   Norwegian Krone ..............      54,066,900       3/06/06            (61,264)
       50,000,000   Euro .........................      58,910,000       3/15/06           (530,579)
    9,159,532,250   Korean Won ...................       8,862,000       3/22/06           (237,988)
      599,098,077   Taiwan Dollar ................      18,119,609       5/30/06           (130,856)
      392,000,000   Norwegian Krone ..............      58,463,833       6/06/06           (132,837)
    1,819,200,500   Japanese Yen .................      15,720,000       6/28/06            (51,819)
      120,302,450   Euro .........................     142,912,110       7/17/06         (1,109,179)
                                                                                     --------------
                                                                                        (22,842,155)
                                                                                     --------------
Net unrealized loss on offsetting forward exchange contracts .....................          (95,596)
                                                                                     --------------
   Unrealized loss on forward exchange contracts .................................      (22,945,870)
                                                                                     ==============
      Net unrealized gain on forward exchange contracts ..........................   $   58,900,240
                                                                                     ==============

(a)   In U.S. Dollar unless other wise indicated.

9.    CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.   DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $161,073,059, representing 1.02% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


                                                              Annual Report | 47

MUTUAL SHARES FUND

11.   RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                    ACQUISITION
  AND CONTRACTS     ISSUER                                              DATE           COST              VALUE
-------------------------------------------------------------------------------------------------------------------
          763,805   AboveNet Inc. ................................   10/02/01     $   38,348,164   $     18,303,365
           25,659   AboveNet Inc., wts., 9/08/08 .................   10/02/01          3,196,155            102,636
           30,186   AboveNet Inc., wts., 9/08/10 .................   10/02/01          3,430,956             24,149
        1,879,100   DecisionOne Corp. ............................    3/12/99          1,313,384          1,339,798
        2,039,765   DecisionOne Corp., 144A, 12.00%,
                       4/15/10 ...................................    3/12/99          7,177,316          2,039,765
           25,721   Elephant Capital Holdings Ltd. ...............    8/29/03                 --         36,652,032
           60,419   Esmark Inc., Series A, 10.00%, cvt. pfd. .....   11/08/04         60,419,000         63,357,780
        4,423,071   Florida East Coast Industries Inc. ...........   10/03/75        108,943,491        178,035,242
        2,380,966   Kindred Healthcare Inc. ......................   12/12/01         24,899,635         58,267,000
            1,146   Kindred Healthcare Inc., Jan. 9.07 Calls,
                       1/01/13 ...................................    1/01/05                 --             17,645
              568   Kindred Healthcare Inc., Jan. 25.99 Calls,
                       1/01/14 ...................................    1/01/05                 --                 --
            1,724   Kindred Healthcare Inc., Jan. 26.00 Calls,
                       1/01/12 ...................................    1/01/05                 --                 --
            7,640   Kindred Healthcare Inc., Jul. 23.75 Calls,
                       7/17/11 ...................................    7/17/05                 --              5,516
          211,977   Kindred Healthcare Inc., wts., Series A,
                       4/20/06 ...................................    4/24/01          1,907,794          4,100,059
          529,943   Kindred Healthcare Inc., wts., Series B,
                       4/20/06 ...................................    4/24/01          4,239,543          8,709,613
                3   Lancer Industries Inc., B ....................    8/11/89                 --          6,494,600
          124,040   NCB Warrant Holdings Ltd., A .................   12/16/05                 --         20,039,915
          202,380   Olympus Re Holdings Ltd. .....................   12/19/01         20,238,000          3,744,030
           28,412   Security Capital European Realty .............    4/08/98          1,556,398            206,484
        2,833,800   Time Warner Inc. .............................    8/02/05         48,945,601         48,433,043
           59,140   Time Warner Inc., Jan. 10.00 calls, 1/21/06 ..    8/17/05         49,640,524         43,467,900
                                                                                                   ----------------
                    TOTAL RESTRICTED AND ILLIQUID SECURITIES (3.14% of Net Assets) .............   $    493,340,572
                                                                                                   ================


48 | Annual Report

MUTUAL SHARES FUND

12.   UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At December 31, 2005, unfunded commitments were as follows:

--------------------------------------------------------------------------------
BORROWER                                                     UNFUNDED COMMITMENT
--------------------------------------------------------------------------------
Entegra/Union Power, LOC Facility, FRN, 6/01/12 ..........           $ 4,044,371
Entegra/Union Power, Working Capital Facility,
   FRN 6/01/12 ...........................................               606,656
Mirant Corp, 4 Year Revolver, 7/17/05 ....................               543,268
Owens Corning, Revolver, 6/26/02 .........................             1,697,673
TVMAX Holdings, PIK, 14.00%, 1/16/06 .....................                    57
                                                                     -----------
                                                                     $ 6,892,025
                                                                     ===========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2005, were as shown below.

------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF                              NUMBER OF
                                    PRINCIPAL                              PRINCIPAL
                                     AMOUNT/                                AMOUNT/
                                     SHARES/                                SHARES/
                                    CONTRACTS/                             CONTRACTS/
                                    WARRANTS                               WARRANTS
                                     HELD AT                                HELD AT       VALUE AT    INVESTMENT    REALIZED
                                    BEGINNING      GROSS       GROSS          END          END OF       INCOME      CAPITAL
NAME OF ISSUER                       OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR         YEAR        (LOSS)     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES(a)
Nippon Investment LLC ..........    18,938,000          --   18,938,000            --   $        --   $       --   $(3,491,624)
                                                                                        ---------------------------------------
NON-CONTROLLED AFFILIATES
AboveNet Inc. ..................       763,805          --           --       763,805   $18,303,365   $       --   $        --
AboveNet Inc., Contingent
   Distribution ................   106,869,000          --           --   106,869,000            --           --            --
AboveNet Inc., wts., 9/08/08....        25,659          --           --        25,659       102,636           --            --
AboveNet Inc., wts., 9/08/10....        30,186          --           --        30,186        24,149           --            --
Alexander's Inc. ...............       326,675          --           --       326,675    80,198,713           --            --
Anchor Resources LLC ........          123,013          --           --       123,013            --           --            --
Anchor Resources LLC, 12.00%,
   12/17/06 ....................        57,551          --       57,551            --            --        6,887            --
Centennial Bank Holdings Inc. ..     3,845,467          --           --     3,845,467    47,568,427           --            --
City Investing Company
   Liquidating Trust ...........     4,373,476          --           --     4,373,476       481,082           --     8,065,663
DecisionOne Corp. ..............       457,492   1,421,608           --     1,879,100     1,339,798           --            --
DecisionOne Corp., Term Loan....    13,775,874          --   13,775,874            --            --           --            --
DecisionOne Corp., 12.00%,
   4/15/10, 144A ...............            --   2,370,645      330,880     2,039,765     2,039,765      141,743    (1,311,378)
Elephant Capital Holdings
   Ltd..........................        25,721          --           --        25,721    36,652,032   (3,225,820)   28,406,431
Esmark Inc., Series A,
   10.00%, cvt. pfd. ...........        40,396      20,023           --        60,419    63,357,780    5,909,847
Federal Signal Corp. ...........     2,899,000     461,800           --     3,360,800    50,445,608      788,400


                                                              Annual Report | 49

MUTUAL SHARES FUND

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF                              NUMBER OF
                                    PRINCIPAL                              PRINCIPAL
                                     AMOUNT/                                AMOUNT/
                                     SHARES/                                SHARES/
                                    CONTRACTS/                             CONTRACTS/
                                    WARRANTS                               WARRANTS
                                     HELD AT                                HELD AT         VALUE AT     INVESTMENT       REALIZED
                                    BEGINNING      GROSS       GROSS          END            END OF        INCOME         CAPITAL
NAME OF ISSUER                       OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR           YEAR         (LOSS)       GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
   (CONTINUED)
FHC Delaware Inc. ...........          784,457         --            --      784,457         2,726,694            --             --
Florida East Coast Industries
   Inc. .....................        4,423,071         --            --    4,423,071       178,035,242     1,017,306             --
International Steel Group ...        6,143,191         --     6,143,191           --                --            --    132,258,167
Kindred Healthcare Inc. .....        2,380,966         --            --    2,380,966        58,267,000            --             --
Kindred Healthcare Inc., Jan.
   9.07 Calls, 1/01/13 ......              578        568            --        1,146            17,645            --             --
Kindred Healthcare Inc., Jan.
   25.99 Calls, 1/01/14 .....               --        568            --          568                --            --             --
Kindred Healthcare Inc., Jan.
   26.00 Calls, 1/01/12 .....            1,156        568            --        1,724                --            --             --
Kindred Healthcare Inc., Jul.
   23.75 Calls, 7/17/11 .....            5,748      1,892            --        7,640             5,516            --             --
Kindred Healthcare Inc., wts
   Series A, 4/20/06 ........          211,977         --            --      211,977         4,100,059            --             --
Kindred Healthcare Inc., wts
   Series B, 4/20/06 ........          529,943         --            --      529,943         8,709,613            --             --
Lancer Industries Inc., B ...                3         --            --            3         6,494,600            --             --
MBOP Liquidating Trust ......          574,712         --            --      574,712                75            --             --
OPTI Canada .................        9,695,676         --       214,400    9,481,276       311,365,659            --      1,545,625
TVMAX Holdings Inc. .........          257,217         --            --      257,217           257,217            --             --
TVMAX Holdings Inc., PIK,
   11.50%, 6/30/05 ..........          264,487    168,827            --      433,314           433,314        42,182             --
TVMAX Holdings Inc., PIK,
   14.00%, 6/30/05 ..........        1,045,014    158,365            --    1,203,379         1,203,379       156,192             --
White Mountains Insurance
   Group Inc. ...............          740,448         --            --      740,448       413,577,230     5,923,584             --
                                                                                        -------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES .................................................       $1,285,706,598   $10,760,321   $168,964,508
                                                                                        -------------------------------------------
TOTAL AFFILIATED SECURITIES (8.18% of Net Assets) ...............................       $1,285,706,598   $10,760,321   $165,472,884
                                                                                        ===========================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

14. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for Kindred Healthcare Inc., AboveNet Inc. and Esmark Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


50 | Annual Report

MUTUAL SHARES FUND

15.   REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 51

MUTUAL SHARES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL SHARES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006


52 | Annual Report

MUTUAL SHARES FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $747,515,744 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $225,510,729 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $100,418,191 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $136,848,311 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 36.40% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.


                                                              Annual Report | 53

MUTUAL SHARES FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D.         Director        Since 1987         7                         Director, A.T.D. Inc.(financial
(1941)                                                                                       technology and investment company).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)          Director        Since 1994         7                         Independent Director, SLM Corporation
101 John F. Kennedy Parkway                                                                  (Sallie Mae) and Allied Capital
Short Hills, NJ 07078-2789                                                                   Corporation (financial services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)      Director        Since 2002         13                        Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                  Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                   International Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)      Director        Since 1974         7                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)        Director        Since 1998         13                        None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)            Director        Since 1996         13                        None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Director and    Director since     13                        Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway     Chairman of     1991 and                                     p.l.c., and ARC Wireless Solutions,
Short Hills, NJ 07078-2789      the Board       Chairman of the                              Inc.
                                                Board since 2005
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)     Director        Since 1996         14                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)        Director        Since 2002         7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                  (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                      Inc. (pharmaceuticals)
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)  Vice President  Since 2005         Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)        Senior Vice     Since May 2005     Not Applicable            Not Applicable
101 John F. Kennedy Parkway     President
Short Hills, NJ 07078-2789
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)       President,      Since May 2005     Not Applicable            Not Applicable
101 John F. Kennedy Parkway     and Chief
Short Hills, NJ 07078-2702      Executive
                                Officer -
                                Investment
                                Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief           Since 2004         Not Applicable            Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)           Secretary       Since October      Not Applicable            Not Applicable
One Franklin Parkway                            2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)        Vice            Since 2002         Not Applicable            Not Applicable
600 Fifth Avenue                President -
Rockefeller Center              AML
New York, NY 10020-2302         Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer       Since December     Not Applicable            Not Applicable
500 East Broward Blvd.                          2005
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President  Since October      Not Applicable            Not Applicable
One Franklin Parkway                            2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief          Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL 33394-3091  Chief
                                Accounting
                                Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


58 | Annual Report

MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 59

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

       [LOGO](R)
   FRANKLIN TEMPLETON           One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com.
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ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 A2005 02/06





MUTUAL FINANCIAL SERVICES FUND




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               SECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                        MUTUAL
               FINANCIAL SERVICES FUND               Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            THANK YOU FOR YOUR
                            CONTINUED PARTICIPATION

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups
                            --Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Mutual Financial Services Fund .........................................    4

Performance Summary ....................................................    9

Your Fund's Expenses ...................................................   14

Financial Highlights and Statement of Investments ......................   16

Financial Statements ...................................................   23

Notes to Financial Statements ..........................................   27

Report of Independent Registered Public Accounting Firm ................   39

Tax Designation ........................................................   40

Board Members and Officers .............................................   41

Shareholder Information ................................................   46

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL FINANCIAL SERVICES FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities issued by companies in the financial services industry that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Mutual Financial Services Fund's annual report for the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a +14.14% cumulative total return for the 12 months ended December 31, 2005. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the S&P 500 Financials Index, which returned +4.91% and +6.47% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product
(GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

      THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS
      (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report

Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Oil prices remained high during the period, and natural gas prices rose during the second half of 2005. Despite these high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).(2) In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.(3)

Outside the U.S., the global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

In addition to high energy prices, prices for other commodities such as industrial metals also rose. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. For the 12 months under review, equity markets outside the U.S. performed strongly. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index rose +17.11%.(4) In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

(4) Source: Standard & Poor's Micropal. The MSCI AC World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 12/31/05

--------------------------------------------------
Commercial Banks                             29.6%
--------------------------------------------------
Insurance                                    24.9%
--------------------------------------------------
Diversified Financial Services                9.9%
--------------------------------------------------
Thrifts & Mortgage Finance                    8.6%
--------------------------------------------------
Capital Markets                               7.2%
--------------------------------------------------
Real Estate                                   7.1%
--------------------------------------------------
Government Agencies                           4.7%
--------------------------------------------------
Consumer Finance                              3.8%
--------------------------------------------------
Commercial Services & Supplies                1.3%
--------------------------------------------------
Other Net Assets                              2.9%
--------------------------------------------------


                                                               Annual Report | 5

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Due to constantly changing expectations for markets and interest rates, 2005 was an interesting year for investing in the financial sector. Investors experienced many opportunities as well as pitfalls in this volatile environment. The following review of our best and worst investments over the year provides some thoughts on how we identify and invest in companies for the Fund.

Our top performing investments in 2005 were Euronext, Mitsubishi UFJ Financial Group (MUFG) and Acta Holding. Euronext, the Netherlands-based pan-European stock and derivatives exchange, performed well during the period as investors focused on the company's attractive fundamentals and valuation. Despite uncertainty about a formal bid for the London Stock Exchange, Euronext's share price appreciated 100% in local currency in 2005, reflecting the strength of the company's business model and buoyant trading environment. The market backdrop remained positive for Euronext, and management's focus on value creation continued to be resolute.

MUFG contributed positively to the Fund's performance during the period with a stock price appreciation of 55% in local currency. MUFG, the largest of Japan's megabanks, as well as the largest bank in the world by assets, experienced a significant expansion in profitability as Japan's credit quality recovery and economic turnaround continued throughout 2005. Foreign investors purchased shares as they anticipated growth in fee income, a pickup in loan demand, and higher interest rates as Japan's economy grows. Further bolstering MUFG's prospects was the integration of UFJ Holdings, which has the potential to deliver significant cost and tax synergies in coming years. We continued to find Japan an interesting market given that the banks are seeing the return of consumer confidence and are finally building adequate capital ratios. Further, much of the rest of the world has seen a peak in the credit cycle while Japan continues to experience a recovery.

Acta Holding is a Norwegian independent financial advisor group that focuses on providing advisory services and investment products to the underserved


6 | Annual Report
mass affluent market in Norway and Sweden. Acta performed well (appreciated 111% in local currency) for the Fund in 2005 as management expanded the company's scalable business model with very low capital requirements and the market discovered the stock's low valuation. We believe that with earnings growing rapidly and the vast majority of free cash flow being returned to shareholders through dividends, Acta exemplifies the flexibility and effectiveness of our investment approach in unearthing stocks with excellent business prospects that are neglected by the market.

As always, not all of the Fund's investments lived up to our expectations. During 2005, Bimini Mortgage Management, Saxon Capital and Montpelier Re Holdings were among the Fund's laggards.

Similar to most mortgage-related companies, Bimini Mortgage (declined 37%) and Saxon Capital (declined 44%) recorded weak results in 2005. An environment of rising interest rates, higher funding costs and faster mortgage prepayment rates proved more difficult than their management teams expected, leading some investors to shift capital away from the mortgage real estate investment trust
(REIT) segment of the financial services sector.

Montpelier Re underperformed (declined 41%) during the year as a result of losses incurred from Hurricane Katrina claims. While the market certainly expected the company to have exposure to the event, Montpelier's initial loss estimates were much higher than investors anticipated. As Montpelier Re's loss estimate increased during the ensuing month, it became apparent that the company would need to raise more equity capital than it initially had in the first few weeks after the event. With its capital replenished by period-end, Montpelier Re is in a position to participate in the positive reinsurance pricing environment expected for the January 2006 reinsurance contract renewal season.

Finally, investors should note that we entered 2005 less than fully hedged in foreign currencies and increased the hedges on foreign currency exposure over the course of the year.

TOP 10 HOLDINGS
12/31/05

----------------------------------------------------------
COMPANY                                        % OF  TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
----------------------------------------------------------
Euronext                                              3.4%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
----------------------------------------------------------
Sovereign Bancorp Inc.                                3.4%
   THRIFTS & MORTGAGE FINANCE, U.S.
----------------------------------------------------------
White Mountains Insurance Group Inc.                  2.9%
   INSURANCE, U.S.
----------------------------------------------------------
Fortis Group NV                                       2.5%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
----------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                   2.5%
   COMMERCIAL BANKS, JAPAN
----------------------------------------------------------
Hartford Financial Services Group Inc.                2.4%
   INSURANCE, U.S.
----------------------------------------------------------
First Community Bancorp                               2.4%
   COMMERCIAL BANKS, U.S.
----------------------------------------------------------
iStar Financial Inc., common & preferred              2.3%
   REAL ESTATE, U.S.
----------------------------------------------------------
Banca Intesa SpA                                     2.3%
   COMMERCIAL BANKS, ITALY
----------------------------------------------------------
ForeningsSparbanken AB, A                             2.3%
   COMMERCIAL BANKS, SWEDEN
----------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Todd J. Jonasz

Todd J. Jonasz
Portfolio Manager

[PHOTO OMITTED]

/s/ Charles M. Lahr

Charles M. Lahr, CFA
Assistant Portfolio Manager

Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TODD JONASZ has been a portfolio manager for Mutual Financial Services Fund since 2002, when he joined Franklin Templeton Investments. Previously, he was a research analyst with Lazard Asset Management for the period 2000-2002. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department for the period 1995-1998.

CHARLES LAHR is an assistant portfolio manager of Mutual Beacon, Mutual European and Mutual Financial Services Funds. He is also an analyst for Franklin Mutual Advisers specializing in foreign equities and focusing on non-U.S. financial services companies. Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------
CLASS Z (SYMBOL: TEFAX)                        CHANGE   12/31/05   12/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 1.14    $ 21.59    $ 20.45
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
---------------------------------------------------------------------------
Dividend Income                   $ 0.4874
---------------------------------------------------------------------------
Short-Term Capital Gain           $ 0.4241
---------------------------------------------------------------------------
Long-Term Capital Gain            $ 0.7822
---------------------------------------------------------------------------
       TOTAL                      $ 1.6937
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS A (SYMBOL: TFSIX)                        CHANGE   12/31/05   12/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 1.14    $ 21.61    $ 20.47
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
---------------------------------------------------------------------------
Dividend Income                   $ 0.4269
---------------------------------------------------------------------------
Short-Term Capital Gain           $ 0.4241
---------------------------------------------------------------------------
Long-Term Capital Gain            $ 0.7822
---------------------------------------------------------------------------
       TOTAL                      $ 1.6332
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS B (SYMBOL: TBFSX)                        CHANGE   12/31/05   12/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 1.08    $ 21.17    $ 20.09
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
---------------------------------------------------------------------------
Dividend Income                   $ 0.2795
---------------------------------------------------------------------------
Short-Term Capital Gain           $ 0.4241
---------------------------------------------------------------------------
Long-Term Capital Gain            $ 0.7822
---------------------------------------------------------------------------
       TOTAL                      $ 1.4858
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS C (SYMBOL: TMFSX)                        CHANGE   12/31/05   12/31/04
---------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 1.12    $ 21.51    $ 20.39
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
---------------------------------------------------------------------------
Dividend Income                   $ 0.2833
---------------------------------------------------------------------------
Short-Term Capital Gain           $ 0.4241
---------------------------------------------------------------------------
Long-Term Capital Gain            $ 0.7822
---------------------------------------------------------------------------
       TOTAL                      $ 1.4896
---------------------------------------------------------------------------

Mutual Financial Services Fund paid distributions derived from long-term capital gains totaling 78.22 cents ($0.7822) per share in June and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS Z                                                  1-YEAR     5-YEAR    INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                              +14.14%     +92.50%         +254.10%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                          +14.14%     +14.00%          +16.31%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                         $11,414     $19,250          $35,410
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR   INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                              +13.82%     +89.22%         +244.75%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                           +7.27%     +12.26%          +15.12%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                         $10,727     $17,832          $32,493
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR      5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                              +13.03%     +83.20%         +148.84%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                           +9.03%     +12.62%          +13.92%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                         $10,903     $18,120          $24,884
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR      5-YEAR   INCEPTION (8/19/97)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                              +13.06%     +83.13%         +226.60%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                          +12.06%     +12.86%          +15.19%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                         $11,206     $18,313          $32,660
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (8/19/97-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 MUTUAL FINANCIAL SERVICES                    S&P 500 FINANCIALS
      DATE             FUND-CLASS Z         S&P 500 INDEX(5)       INDEX(5)
   ----------    -------------------------  ----------------  ------------------
    8/19/1997             $10,000               $10,000           $10,000
    8/31/1997             $10,080               $ 9,783           $ 9,711
    9/30/1997             $11,270               $10,319           $10,495
   10/31/1997             $11,590               $ 9,975           $10,277
   11/30/1997             $11,770               $10,436           $10,683
   12/31/1997             $12,402               $10,615           $11,219
    1/31/1998             $12,523               $10,732           $10,899
    2/28/1998             $13,756               $11,506           $11,924
    3/31/1998             $14,553               $12,095           $12,604
    4/30/1998             $14,937               $12,216           $12,812
    5/31/1998             $14,614               $12,007           $12,504
    6/30/1998             $14,442               $12,494           $13,028
    7/31/1998             $14,398               $12,361           $13,030
    8/31/1998             $11,634               $10,576           $10,025
    9/30/1998             $11,879               $11,253           $10,227
   10/31/1998             $12,399               $12,168           $11,467
   11/30/1998             $12,950               $12,905           $12,249
   12/31/1998             $13,281               $13,648           $12,501
    1/31/1999             $13,239               $14,219           $12,766
    2/28/1999             $12,971               $13,777           $12,937
    3/31/1999             $13,291               $14,328           $13,432
    4/30/1999             $14,138               $14,883           $14,342
    5/31/1999             $14,313               $14,532           $13,546
    6/30/1999             $14,965               $15,338           $14,106
    7/31/1999             $14,809               $14,860           $13,230
    8/31/1999             $14,114               $14,786           $12,622
    9/30/1999             $13,937               $14,381           $11,966
   10/31/1999             $14,954               $15,291           $13,963
   11/30/1999             $14,643               $15,602           $13,278
   12/31/1999             $13,904               $16,520           $13,016
    1/31/2000             $13,041               $15,690           $12,604
    2/29/2000             $11,955               $15,393           $11,239
    3/31/2000             $13,659               $16,898           $13,325
    4/30/2000             $13,553               $16,390           $12,905
    5/31/2000             $14,416               $16,055           $13,771
    6/30/2000             $14,051               $16,451           $12,936
    7/31/2000             $14,956               $16,194           $14,273
    8/31/2000             $16,100               $17,199           $15,643
    9/30/2000             $17,179               $16,291           $16,015
   10/31/2000             $17,038               $16,222           $15,945
   11/30/2000             $16,536               $14,944           $15,005
   12/31/2000             $18,394               $15,017           $16,360
    1/31/2001             $18,631               $15,550           $16,315
    2/28/2001             $18,687               $14,133           $15,244
    3/31/2001             $18,811               $13,238           $14,784
    4/30/2001             $19,600               $14,266           $15,335
    5/31/2001             $20,457               $14,362           $15,953
    6/30/2001             $20,981               $14,012           $15,947
    7/31/2001             $21,245               $13,874           $15,689
    8/31/2001             $21,085               $13,007           $14,733
    9/30/2001             $19,419               $11,956           $13,863
   10/31/2001             $19,224               $12,184           $13,606
   11/30/2001             $20,062               $13,119           $14,577
   12/31/2001             $20,660               $13,234           $14,896
    1/31/2002             $21,057               $13,041           $14,663
    2/28/2002             $21,193               $12,789           $14,450
    3/31/2002             $22,410               $13,270           $15,411
    4/30/2002             $23,081               $12,466           $15,000
    5/31/2002             $23,254               $12,375           $14,975
    6/30/2002             $22,378               $11,493           $14,264
    7/31/2002             $21,273               $10,598           $13,133
    8/31/2002             $21,705               $10,667           $13,401
    9/30/2002             $19,940               $ 9,509           $11,834
   10/31/2002             $20,473               $10,345           $12,905
   11/30/2002             $20,676               $10,953           $13,435
   12/31/2002             $20,604               $10,310           $12,715
    1/31/2003             $20,371               $10,041           $12,503
    2/28/2003             $19,944               $ 9,890           $12,113
    3/31/2003             $20,125               $ 9,985           $12,065
    4/30/2003             $21,510               $10,808           $13,543
    5/31/2003             $22,727               $11,376           $14,259
    6/30/2003             $22,805               $11,522           $14,295
    7/31/2003             $23,505               $11,725           $14,951
    8/31/2003             $23,907               $11,953           $14,800
    9/30/2003             $23,855               $11,827           $14,899
   10/31/2003             $25,281               $12,495           $15,925
   11/30/2003             $25,800               $12,605           $15,881
   12/31/2003             $26,832               $13,266           $16,661
    1/31/2004             $27,675               $13,509           $17,192
    2/29/2004             $28,077               $13,697           $17,647
    3/31/2004             $28,184               $13,490           $17,473
    4/30/2004             $27,127               $13,279           $16,667
    5/31/2004             $27,287               $13,461           $16,974
    6/30/2004             $27,638               $13,722           $17,058
    7/31/2004             $27,270               $13,268           $16,708
    8/31/2004             $27,624               $13,322           $17,270
    9/30/2004             $28,428               $13,466           $17,122
   10/31/2004             $28,482               $13,671           $17,209
   11/30/2004             $30,077               $14,225           $17,718
   12/31/2004             $31,025               $14,708           $18,476
    1/31/2005             $30,569               $14,350           $18,077
    2/28/2005             $31,116               $14,652           $17,981
    3/31/2005             $30,569               $14,393           $17,298
    4/30/2005             $30,160               $14,120           $17,316
    5/31/2005             $31,070               $14,569           $17,791
    6/30/2005             $31,883               $14,589           $18,046
    7/31/2005             $33,254               $15,132           $18,330
    8/31/2005             $32,834               $14,994           $18,010
    9/30/2005             $32,958               $15,115           $18,176
   10/31/2005             $32,506               $14,863           $18,750
   11/30/2005             $34,111               $15,425           $19,629
   12/31/2005             $35,410               $15,430           $19,672

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS Z                           12/31/05
------------------------------------------
1-Year                             +14.14%
------------------------------------------
5-Year                             +14.00%
------------------------------------------
Since Inception (8/19/97)          +16.31%
------------------------------------------

CLASS A (8/19/97-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 MUTUAL FINANCIAL SERVICES                    S&P 500 FINANCIALS
      DATE             FUND-CLASS A         S&P 500 INDEX(5)       INDEX(5)
   ----------    -------------------------  ----------------  ------------------
    8/19/1997             $ 9,425                $10,000          $10,000
    8/31/1997             $ 9,500                $ 9,783          $ 9,711
    9/30/1997             $10,622                $10,319          $10,495
   10/31/1997             $10,924                $ 9,975          $10,277
   11/30/1997             $11,093                $10,436          $10,683
   12/31/1997             $11,681                $10,615          $11,219
    1/31/1998             $11,795                $10,732          $10,899
    2/28/1998             $12,955                $11,506          $11,924
    3/31/1998             $13,716                $12,095          $12,604
    4/30/1998             $14,068                $12,216          $12,812
    5/31/1998             $13,764                $12,007          $12,504
    6/30/1998             $13,593                $12,494          $13,028
    7/31/1998             $13,554                $12,361          $13,030
    8/31/1998             $10,953                $10,576          $10,025
    9/30/1998             $11,173                $11,253          $10,227
   10/31/1998             $11,653                $12,168          $11,467
   11/30/1998             $12,172                $12,905          $12,249
   12/31/1998             $12,476                $13,648          $12,501
    1/31/1999             $12,437                $14,219          $12,766
    2/28/1999             $12,185                $13,777          $12,937
    3/31/1999             $12,476                $14,328          $13,432
    4/30/1999             $13,271                $14,883          $14,342
    5/31/1999             $13,436                $14,532          $13,546
    6/30/1999             $14,035                $15,338          $14,106
    7/31/1999             $13,889                $14,860          $13,230
    8/31/1999             $13,236                $14,786          $12,622
    9/30/1999             $13,061                $14,381          $11,966
   10/31/1999             $14,005                $15,291          $13,963
   11/30/1999             $13,713                $15,602          $13,278
   12/31/1999             $13,019                $16,520          $13,016
    1/31/2000             $12,212                $15,690          $12,604
    2/29/2000             $11,186                $15,393          $11,239
    3/31/2000             $12,780                $16,898          $13,325
    4/30/2000             $12,681                $16,390          $12,905
    5/31/2000             $13,478                $16,055          $13,771
    6/30/2000             $13,135                $16,451          $12,936
    7/31/2000             $13,981                $16,194          $14,273
    8/31/2000             $15,040                $17,199          $15,643
    9/30/2000             $16,037                $16,291          $16,015
   10/31/2000             $15,905                $16,222          $15,945
   11/30/2000             $15,426                $14,944          $15,005
   12/31/2000             $17,172                $15,017          $16,360
    1/31/2001             $17,382                $15,550          $16,315
    2/28/2001             $17,424                $14,133          $15,244
    3/31/2001             $17,540                $13,238          $14,784
    4/30/2001             $18,264                $14,266          $15,335
    5/31/2001             $19,062                $14,362          $15,953
    6/30/2001             $19,535                $14,012          $15,947
    7/31/2001             $19,781                $13,874          $15,689
    8/31/2001             $19,621                $13,007          $14,733
    9/30/2001             $18,069                $11,956          $13,863
   10/31/2001             $17,888                $12,184          $13,606
   11/30/2001             $18,658                $13,119          $14,577
   12/31/2001             $19,206                $13,234          $14,896
    1/31/2002             $19,575                $13,041          $14,663
    2/28/2002             $19,702                $12,789          $14,450
    3/31/2002             $20,820                $13,270          $15,411
    4/30/2002             $21,431                $12,466          $15,000
    5/31/2002             $21,593                $12,375          $14,975
    6/30/2002             $20,774                $11,493          $14,264
    7/31/2002             $19,748                $10,598          $13,133
    8/31/2002             $20,137                $10,667          $13,401
    9/30/2002             $18,499                $ 9,509          $11,834
   10/31/2002             $18,982                $10,345          $12,905
   11/30/2002             $19,171                $10,953          $13,435
   12/31/2002             $19,097                $10,310          $12,715
    1/31/2003             $18,870                $10,041          $12,503
    2/28/2003             $18,475                $ 9,890          $12,113
    3/31/2003             $18,630                $ 9,985          $12,065
    4/30/2003             $19,911                $10,808          $13,543
    5/31/2003             $21,025                $11,376          $14,259
    6/30/2003             $21,104                $11,522          $14,295
    7/31/2003             $21,739                $11,725          $14,951
    8/31/2003             $22,111                $11,953          $14,800
    9/30/2003             $22,051                $11,827          $14,899
   10/31/2003             $23,358                $12,495          $15,925
   11/30/2003             $23,826                $12,605          $15,881
   12/31/2003             $24,787                $13,266          $16,661
    1/31/2004             $25,552                $13,509          $17,192
    2/29/2004             $25,910                $13,697          $17,647
    3/31/2004             $26,009                $13,490          $17,473
    4/30/2004             $25,022                $13,279          $16,667
    5/31/2004             $25,157                $13,461          $16,974
    6/30/2004             $25,472                $13,722          $17,058
    7/31/2004             $25,133                $13,268          $16,708
    8/31/2004             $25,447                $13,322          $17,270
    9/30/2004             $26,188                $13,466          $17,122
   10/31/2004             $26,226                $13,671          $17,209
   11/30/2004             $27,684                $14,225          $17,718
   12/31/2004             $28,548                $14,708          $18,476
    1/31/2005             $28,130                $14,350          $18,077
    2/28/2005             $28,632                $14,652          $17,981
    3/31/2005             $28,116                $14,393          $17,298
    4/30/2005             $27,725                $14,120          $17,316
    5/31/2005             $28,562                $14,569          $17,791
    6/30/2005             $29,301                $14,589          $18,046
    7/31/2005             $30,561                $15,132          $18,330
    8/31/2005             $30,160                $14,994          $18,010
    9/30/2005             $30,260                $15,115          $18,176
   10/31/2005             $29,845                $14,863          $18,750
   11/30/2005             $31,305                $15,425          $19,629
   12/31/2005             $32,493                $15,430          $19,672

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                           12/31/05
------------------------------------------
1-Year                              +7.27%
------------------------------------------
5-Year                             +12.26%
------------------------------------------
Since Inception (8/19/97)          +15.12%
------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                           12/31/05
------------------------------------------
1-Year                              +9.03%
------------------------------------------
5-Year                             +12.62%
------------------------------------------
Since Inception (1/1/99)           +13.92%
------------------------------------------

CLASS B (1/1/99-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 MUTUAL FINANCIAL SERVICES                    S&P 500 FINANCIALS
      DATE             FUND-CLASS B         S&P 500 INDEX(5)       INDEX(5)
   ----------    -------------------------  ----------------  ------------------
     1/1/1999             $10,000                $10,000          $10,000
    1/31/1999             $ 9,961                $10,418          $10,212
    2/28/1999             $ 9,759                $10,094          $10,349
    3/31/1999             $ 9,984                $10,498          $10,745
    4/30/1999             $10,614                $10,905          $11,473
    5/31/1999             $10,738                $10,647          $10,836
    6/30/1999             $11,215                $11,238          $11,285
    7/31/1999             $11,090                $10,887          $10,583
    8/31/1999             $10,559                $10,834          $10,097
    9/30/1999             $10,419                $10,537          $ 9,573
   10/31/1999             $11,168                $11,203          $11,170
   11/30/1999             $10,926                $11,431          $10,622
   12/31/1999             $10,369                $12,104          $10,412
    1/31/2000             $ 9,722                $11,496          $10,082
    2/29/2000             $ 8,901                $11,279          $ 8,991
    3/31/2000             $10,161                $12,381          $10,659
    4/30/2000             $10,073                $12,009          $10,324
    5/31/2000             $10,711                $11,763          $11,016
    6/30/2000             $10,424                $12,053          $10,348
    7/31/2000             $11,092                $11,865          $11,417
    8/31/2000             $11,924                $12,601          $12,514
    9/30/2000             $12,714                $11,936          $12,811
   10/31/2000             $12,600                $11,886          $12,755
   11/30/2000             $12,217                $10,949          $12,003
   12/31/2000             $13,583                $11,003          $13,088
    1/31/2001             $13,751                $11,393          $13,052
    2/28/2001             $13,776                $10,355          $12,194
    3/31/2001             $13,851                $ 9,699          $11,827
    4/30/2001             $14,421                $10,453          $12,267
    5/31/2001             $15,041                $10,523          $12,762
    6/30/2001             $15,414                $10,267          $12,757
    7/31/2001             $15,593                $10,166          $12,550
    8/31/2001             $15,457                $ 9,530          $11,786
    9/30/2001             $14,228                $ 8,760          $11,090
   10/31/2001             $14,074                $ 8,927          $10,884
   11/30/2001             $14,672                $ 9,612          $11,661
   12/31/2001             $15,099                $ 9,696          $11,916
    1/31/2002             $15,384                $ 9,555          $11,730
    2/28/2002             $15,466                $ 9,371          $11,560
    3/31/2002             $16,346                $ 9,723          $12,328
    4/30/2002             $16,814                $ 9,134          $11,999
    5/31/2002             $16,924                $ 9,067          $11,979
    6/30/2002             $16,277                $ 8,421          $11,410
    7/31/2002             $15,461                $ 7,765          $10,506
    8/31/2002             $15,761                $ 7,816          $10,720
    9/30/2002             $14,467                $ 6,967          $ 9,467
   10/31/2002             $14,833                $ 7,580          $10,323
   11/30/2002             $14,974                $ 8,025          $10,748
   12/31/2002             $14,917                $ 7,554          $10,172
    1/31/2003             $14,727                $ 7,357          $10,002
    2/28/2003             $14,414                $ 7,246          $ 9,689
    3/31/2003             $14,528                $ 7,316          $ 9,652
    4/30/2003             $15,524                $ 7,919          $10,834
    5/31/2003             $16,377                $ 8,335          $11,407
    6/30/2003             $16,423                $ 8,442          $11,435
    7/31/2003             $16,916                $ 8,591          $11,960
    8/31/2003             $17,192                $ 8,758          $11,839
    9/30/2003             $17,135                $ 8,665          $11,918
   10/31/2003             $18,151                $ 9,155          $12,739
   11/30/2003             $18,502                $ 9,236          $12,704
   12/31/2003             $19,225                $ 9,720          $13,328
    1/31/2004             $19,819                $ 9,898          $13,753
    2/29/2004             $20,082                $10,036          $14,117
    3/31/2004             $20,150                $ 9,884          $13,978
    4/30/2004             $19,381                $ 9,729          $13,333
    5/31/2004             $19,478                $ 9,863          $13,578
    6/30/2004             $19,707                $10,054          $13,645
    7/31/2004             $19,430                $ 9,722          $13,366
    8/31/2004             $19,667                $ 9,761          $13,815
    9/30/2004             $20,222                $ 9,866          $13,697
   10/31/2004             $20,242                $10,017          $13,767
   11/30/2004             $21,362                $10,422          $14,174
   12/31/2004             $22,015                $10,777          $14,780
    1/31/2005             $21,675                $10,514          $14,460
    2/28/2005             $22,048                $10,735          $14,384
    3/31/2005             $21,631                $10,545          $13,837
    4/30/2005             $21,324                $10,345          $13,852
    5/31/2005             $21,960                $10,674          $14,232
    6/30/2005             $22,516                $10,690          $14,436
    7/31/2005             $23,472                $11,087          $14,663
    8/31/2005             $23,146                $10,986          $14,407
    9/30/2005             $23,213                $11,075          $14,540
   10/31/2005             $22,876                $10,890          $15,000
   11/30/2005             $23,989                $11,301          $15,703
   12/31/2005             $24,884                $11,305          $15,737

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                           12/31/05
------------------------------------------
1-Year                             +12.06%
------------------------------------------
5-Year                             +12.86%
------------------------------------------
Since Inception (8/19/97)          +15.19%
------------------------------------------

CLASS C (8/19/97-12/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                 MUTUAL FINANCIAL SERVICES                    S&P 500 FINANCIALS
      DATE             FUND-CLASS C         S&P 500 INDEX(5)       INDEX(5)
   ----------    -------------------------  ----------------  ------------------
    8/19/1997             $10,000                $10,000          $10,000
    8/31/1997             $10,080                $ 9,783          $ 9,711
    9/30/1997             $11,270                $10,319          $10,495
   10/31/1997             $11,570                $ 9,975          $10,277
   11/30/1997             $11,750                $10,436          $10,683
   12/31/1997             $12,367                $10,615          $11,219
    1/31/1998             $12,488                $10,732          $10,899
    2/28/1998             $13,697                $11,506          $11,924
    3/31/1998             $14,484                $12,095          $12,604
    4/30/1998             $14,856                $12,216          $12,812
    5/31/1998             $14,524                $12,007          $12,504
    6/30/1998             $14,342                $12,494          $13,028
    7/31/1998             $14,283                $12,361          $13,030
    8/31/1998             $11,538                $10,576          $10,025
    9/30/1998             $11,772                $11,253          $10,227
   10/31/1998             $12,270                $12,168          $11,467
   11/30/1998             $12,809                $12,905          $12,249
   12/31/1998             $13,124                $13,648          $12,501
    1/31/1999             $13,073                $14,219          $12,766
    2/28/1999             $12,807                $13,777          $12,937
    3/31/1999             $13,104                $14,328          $13,432
    4/30/1999             $13,921                $14,883          $14,342
    5/31/1999             $14,095                $14,532          $13,546
    6/30/1999             $14,723                $15,338          $14,106
    7/31/1999             $14,549                $14,860          $13,230
    8/31/1999             $13,863                $14,786          $12,622
    9/30/1999             $13,668                $14,381          $11,966
   10/31/1999             $14,662                $15,291          $13,963
   11/30/1999             $14,344                $15,602          $13,278
   12/31/1999             $13,606                $16,520          $13,016
    1/31/2000             $12,751                $15,690          $12,604
    2/29/2000             $11,677                $15,393          $11,239
    3/31/2000             $13,335                $16,898          $13,325
    4/30/2000             $13,220                $16,390          $12,905
    5/31/2000             $14,054                $16,055          $13,771
    6/30/2000             $13,685                $16,451          $12,936
    7/31/2000             $14,558                $16,194          $14,273
    8/31/2000             $15,654                $17,199          $15,643
    9/30/2000             $16,686                $16,291          $16,015
   10/31/2000             $16,537                $16,222          $15,945
   11/30/2000             $16,037                $14,944          $15,005
   12/31/2000             $17,835                $15,017          $16,360
    1/31/2001             $18,043                $15,550          $16,315
    2/28/2001             $18,086                $14,133          $15,244
    3/31/2001             $18,185                $13,238          $14,784
    4/30/2001             $18,928                $14,266          $15,335
    5/31/2001             $19,747                $14,362          $15,953
    6/30/2001             $20,227                $14,012          $15,947
    7/31/2001             $20,472                $13,874          $15,689
    8/31/2001             $20,294                $13,007          $14,733
    9/30/2001             $18,681                $11,956          $13,863
   10/31/2001             $18,480                $12,184          $13,606
   11/30/2001             $19,270                $13,119          $14,577
   12/31/2001             $19,824                $13,234          $14,896
    1/31/2002             $20,193                $13,041          $14,663
    2/28/2002             $20,300                $12,789          $14,450
    3/31/2002             $21,457                $13,270          $15,411
    4/30/2002             $22,077                $12,466          $15,000
    5/31/2002             $22,220                $12,375          $14,975
    6/30/2002             $21,376                $11,493          $14,264
    7/31/2002             $20,304                $10,598          $13,133
    8/31/2002             $20,694                $10,667          $13,401
    9/30/2002             $19,000                $ 9,509          $11,834
   10/31/2002             $19,475                $10,345          $12,905
   11/30/2002             $19,658                $10,953          $13,435
   12/31/2002             $19,585                $10,310          $12,715
    1/31/2003             $19,339                $10,041          $12,503
    2/28/2003             $18,921                $ 9,890          $12,113
    3/31/2003             $19,080                $ 9,985          $12,065
    4/30/2003             $20,372                $10,808          $13,543
    5/31/2003             $21,504                $11,376          $14,259
    6/30/2003             $21,562                $11,522          $14,295
    7/31/2003             $22,202                $11,725          $14,951
    8/31/2003             $22,572                $11,953          $14,800
    9/30/2003             $22,498                $11,827          $14,899
   10/31/2003             $23,828                $12,495          $15,925
   11/30/2003             $24,296                $12,605          $15,881
   12/31/2003             $25,240                $13,266          $16,661
    1/31/2004             $26,022                $13,509          $17,192
    2/29/2004             $26,362                $13,697          $17,647
    3/31/2004             $26,451                $13,490          $17,473
    4/30/2004             $25,429                $13,279          $16,667
    5/31/2004             $25,555                $13,461          $16,974
    6/30/2004             $25,862                $13,722          $17,058
    7/31/2004             $25,503                $13,268          $16,708
    8/31/2004             $25,811                $13,322          $17,270
    9/30/2004             $26,542                $13,466          $17,122
   10/31/2004             $26,568                $13,671          $17,209
   11/30/2004             $28,031                $14,225          $17,718
   12/31/2004             $28,889                $14,708          $18,476
    1/31/2005             $28,450                $14,350          $18,077
    2/28/2005             $28,945                $14,652          $17,981
    3/31/2005             $28,393                $14,393          $17,298
    4/30/2005             $27,996                $14,120          $17,316
    5/31/2005             $28,832                $14,569          $17,791
    6/30/2005             $29,552                $14,589          $18,046
    7/31/2005             $30,802                $15,132          $18,330
    8/31/2005             $30,380                $14,994          $18,010
    9/30/2005             $30,468                $15,115          $18,176
   10/31/2005             $30,032                $14,863          $18,750
   11/30/2005             $31,485                $15,425          $19,629
   12/31/2005             $32,660                $15,430          $19,672


12 | Annual Report

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY.SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                        VALUE 7/1/05     VALUE 12/31/05   PERIOD* 7/1/05-12/31/05
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,110.60              $ 6.12
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,019.41              $ 5.85
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,108.90              $ 7.71
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,017.90              $ 7.37
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,105.10              $ 11.41
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,014.37              $ 10.92
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $ 1,000          $ 1,105.20              $ 11.41
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $ 1,000          $ 1,014.37              $ 10.92
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.15%; A: 1.45%; B: 2.15%; and C: 2.15%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

                                                   ------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
CLASS Z                                               2005          2004          2003          2002         2001
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.45     $   20.06     $   15.92     $   16.64     $   16.33
                                                   ------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.44          0.34          0.23          0.25          0.24

   Net realized and unrealized gains (losses) ..        2.40          2.70          4.58         (0.26)         1.71
                                                   ------------------------------------------------------------------
Total from investment operations ...............        2.84          3.04          4.81         (0.01)         1.95
                                                   ------------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.49)        (0.32)        (0.24)        (0.28)        (0.23)

   Net realized gains ..........................       (1.21)        (2.33)        (0.43)        (0.43)        (1.41)
                                                   ------------------------------------------------------------------
Total distributions ............................       (1.70)        (2.65)        (0.67)        (0.71)        (1.64)
                                                   ------------------------------------------------------------------
Redemption fees ................................          --(c)         --(c)         --            --            --
                                                   ------------------------------------------------------------------
Net asset value, end of year ...................   $   21.59     $   20.45     $   20.06     $   15.92     $   16.64
                                                   ==================================================================

Total return ...................................       14.14%        15.62%        30.23%        (0.27)%       12.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 174,864     $ 166,175     $ 151,918     $ 104,658     $  96,936

Ratios to average net assets:*

   Expenses(b) .................................        1.12%         1.10%         1.13%         1.09%         1.10%

   Net investment income .......................        2.10%         1.65%         1.28%         1.47%         1.43%

Portfolio turnover rate ........................       31.71%        38.40%        25.78%        40.17%        83.41%

*  Ratios to average net assets, excluding
   dividend expense on securities sold short:

   Expenses ....................................        1.11%         1.09%         1.11%         1.09%         1.09%

(a)   Based on average daily shares outstanding.

(b) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(c)   Amount is less than $0.01 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

                                                   ------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
CLASS A                                               2005          2004          2003          2002         2001
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.47     $   20.08     $   15.95     $   16.66     $   16.35
                                                   ------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.37          0.27          0.16          0.19          0.19

   Net realized and unrealized gains (losses) ..        2.41          2.70          4.58          (.25)         1.71
                                                   ------------------------------------------------------------------
Total from investment operations ...............        2.78          2.97          4.74          (.06)         1.90
                                                   ------------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.43)        (0.25)        (0.18)        (0.22)        (0.18)

   Net realized gains ..........................       (1.21)        (2.33)        (0.43)        (0.43)        (1.41)
                                                   ------------------------------------------------------------------
Total distributions ............................       (1.64)        (2.58)        (0.61)        (0.65)        (1.59)
                                                   ------------------------------------------------------------------
Redemption fees ................................          --(d)         --(d)         --            --            --
                                                   ------------------------------------------------------------------
Net asset value, end of year ...................   $   21.61     $   20.47     $   20.08     $   15.95        $16.66
                                                   ==================================================================

Total return(b) ................................       13.82%        15.17%        29.79%        (0.57)%       11.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 359,058     $ 296,778     $ 264,411     $ 180,299     $ 167,903

Ratios to average net assets:*

   Expenses(c) .................................        1.42%         1.44%         1.48%         1.44%         1.45%

   Net investment income .......................        1.80%         1.31%         0.93%         1.12%         1.08%

Portfolio turnover rate ........................       31.71%        38.40%        25.78%        40.17%        83.41%

*  Ratios to average net assets, excluding
   dividend expense on securities sold short:

   Expenses ....................................        1.41%         1.43%         1.46%         1.44%         1.44%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL FINANCIAL SERVICES FUND

                                                   ------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
CLASS B                                               2005          2004          2003          2002         2001
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.09     $   19.76     $   15.73     $   16.47     $   16.21
                                                   ------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.23          0.14          0.05          0.09          0.07

   Net realized and unrealized gains (losses) ..        2.34          2.64          4.49         (0.26)         1.70
                                                   ------------------------------------------------------------------
Total from investment operations ...............        2.57          2.78          4.54         (0.17)         1.77
                                                   ------------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.28)        (0.12)        (0.08)        (0.14)        (0.10)

   Net realized gains ..........................       (1.21)        (2.33)        (0.43)        (0.43)        (1.41)
                                                   ------------------------------------------------------------------
Total distributions ............................       (1.49)        (2.45)        (0.51)        (0.57)        (1.51)
                                                   ------------------------------------------------------------------
Redemption fees ................................          --(d)         --(d)         --            --            --
                                                   ------------------------------------------------------------------
Net asset value, end of year ...................   $   21.17     $   20.09     $   19.76     $   15.73     $   16.47
                                                   ==================================================================

Total return(b) ................................       13.03%        14.51%        28.88%        (1.21)%       11.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  42,526     $  42,614     $  34,219     $  20,776     $  11,212

Ratios to average net assets:*

   Expenses(c) .................................        2.12%         2.10%         2.12%         2.09%         2.10%

   Net investment income .......................        1.10%         0.65%         0.29%         0.47%         0.42%

Portfolio turnover rate ........................       31.71%        38.40%        25.78%        40.17%        83.41%

*  Ratios to average net assets, excluding
   dividend expense on securities sold short:

   Expenses ....................................        2.11%         2.09%         2.10%         2.09%         2.09%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

                                                   ------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
CLASS C                                               2005          2004          2003          2002         2001
                                                   ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.39     $   20.02     $   15.92     $   16.63     $   16.32
                                                   ------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.23          0.13          0.05          0.08          0.07

   Net realized and unrealized gains (losses) ..        2.38          2.68          4.55         (0.25)         1.71
                                                   ------------------------------------------------------------------
Total from investment operations ...............        2.61          2.81          4.60         (0.17)         1.78
                                                   ------------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.28)        (0.11)        (0.07)        (0.11)        (0.06)

   Net realized gains ..........................       (1.21)        (2.33)        (0.43)        (0.43)        (1.41)
                                                   ------------------------------------------------------------------
Total distributions ............................       (1.49)        (2.44)        (0.50)        (0.54)        (1.47)
                                                   ------------------------------------------------------------------
Redemption fees ................................          --(d)         --(d)         --            --            --
                                                   ------------------------------------------------------------------
Net asset value, end of year ...................   $   21.51    $    20.39     $   20.02     $   15.92     $   16.63
                                                   ==================================================================

Total return(b) ................................       13.06%        14.46%        28.87%        (1.20)%       11.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 169,000     $ 155,698     $ 141,233     $ 105,451     $ 106,248

Ratios to average net assets:*

   Expenses(c) .................................        2.12%         2.10%         2.13%         2.07%         2.09%

   Net investment income .......................        1.10%         0.65%         0.28%         0.49%         0.43%

Portfolio turnover rate ........................       31.71%        38.40%        25.78%        40.17%        83.41%

*  Ratios to average net assets, excluding
   dividend expense on securities sold short:

   Expenses ....................................        2.11%         2.09%         2.11%         2.07%         2.08%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 91.8%
       CAPITAL MARKETS 7.2%
    (a)A.B. Watley Group Inc. ..............................................   United States          128,365    $       2,054
    (a)Acta Holding ASA ....................................................      Norway            5,984,980       15,872,221
       DT Beteiligungs AG ..................................................      Germany             208,201        3,421,125
    (a)HCI Capital AG ......................................................      Germany             527,202       10,485,352
       Ichiyoshi Securities Co. Ltd. .......................................       Japan              210,300        3,759,493
    (b)KKR Financial Corp., 144A ...........................................   United States          382,400        9,173,776
       MCG Capital Corp. ...................................................   United States          382,700        5,583,593
       Patriot Capital Funding Inc. ........................................   United States          440,000        5,368,000
                                                                                                                 -------------
                                                                                                                    53,665,614
                                                                                                                 -------------
       COMMERCIAL BANKS 30.0%
    (a)Aareal Bank AG ......................................................      Germany              42,000        1,591,094
       Allied Irish Banks PLC ..............................................      Ireland             708,600       15,242,379
       Banca Intesa SpA ....................................................       Italy            3,238,826       17,158,422
       Bank of Ireland .....................................................      Ireland             677,572       10,668,510
       Banque Cantonale Vaudoise ...........................................    Switzerland               418          120,269
       BNP Paribas SA ......................................................      France              208,800       16,895,292
    (a)Centennial Bank Holdings Inc. .......................................   United States          946,861       11,712,671
       Chinatrust Financial Holding Co. Ltd. ...............................      Taiwan           14,003,000       11,090,978
       City National Corp. .................................................   United States           90,253        6,537,927
       Danske Bank .........................................................      Denmark             431,100       15,185,599
(a),(c)Elephant Capital Holdings Ltd. ......................................       Japan                2,090        2,978,222
       First Community Bancorp .............................................   United States          327,160       17,787,689
       ForeningsSparbanken AB, A ...........................................      Sweden              629,400       17,149,972
       Laurentian Bank of Canada ...........................................      Canada              390,200       11,431,051
       Mitsubishi UFJ Financial Group Inc. .................................       Japan                1,357       18,395,323
(a),(c)NCB Warrant Holdings Ltd., A ........................................       Japan               10,590        1,710,921
       Prosperity Bancshares Inc. ..........................................   United States          152,837        4,392,535
    (a)Signature Bank ......................................................   United States          514,981       14,455,517
(a),(e)State National Bancshares Inc. ......................................   United States          507,936       12,883,797
    (a)Texas Capital Bancshares Inc. .......................................   United States          282,000        6,319,620
       Turk Ekonomi Bankasi AS .............................................      Turkey              244,019        3,920,927
       Wachovia Corp. ......................................................   United States          112,300        5,936,178
                                                                                                                 -------------
                                                                                                                   223,564,893
                                                                                                                 -------------
       COMMERCIAL SERVICES & SUPPLIES 1.3%
    (a)Comdisco Holding Co. Inc. ...........................................   United States               38              722
    (d)Comdisco Holding Co. Inc., Contingent Distribution ..................   United States        4,645,036               --
(a),(e)Integrated Alarm Services ...........................................   United States        1,277,700        3,654,222
       UFJ Central Leasing Co. Ltd. ........................................       Japan              120,600        5,987,596
                                                                                                                 -------------
                                                                                                                     9,642,540
                                                                                                                 -------------
       CONSUMER FINANCE 3.8%
       Credia Co. Ltd. .....................................................       Japan              196,200        3,740,151
    (a)Is Finansal Kiralama AS .............................................      Turkey            1,421,971        7,475,745
       MBNA Corp. ..........................................................   United States          130,400        3,540,360
    (a)UFJ NICOS Co. Ltd. ..................................................       Japan              896,000       11,280,658
    (a)White River Capital Inc. ............................................   United States          172,799        2,462,386
                                                                                                                 -------------
                                                                                                                    28,499,300
                                                                                                                 -------------


20 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       DIVERSIFIED FINANCIAL SERVICES 9.9%
       Almancora Comm VA ...................................................      Belgium              88,363    $   9,676,290
       Euronext ............................................................    Netherlands           487,100       25,372,747
       Fortis Group NV .....................................................      Belgium             579,822       18,457,895
       Guinness Peat Group PLC .............................................    New Zealand         2,955,300        4,235,684
       JER Investors Trust .................................................   United States           65,500        1,110,225
    (b)JER Investors Trust, 144A ...........................................   United States          298,400        5,057,880
       Leucadia National Corp. .............................................   United States          131,175        6,225,566
       Osaka Securities Exchange Co. Ltd. ..................................       Japan                  598        3,749,216
                                                                                                                 -------------
                                                                                                                    73,885,503
                                                                                                                 -------------
       INSURANCE 24.9%
       Axis Capital Holdings Ltd. ..........................................      Bermuda             241,400        7,550,992
    (a)Berkshire Hathaway Inc., A ..........................................   United States              113       10,014,060
    (a)Berkshire Hathaway Inc., B ..........................................   United States              334          980,457
       Catlin Group ........................................................  United Kingdom          677,416        5,658,310
    (a)CNP Assurances ......................................................      France              144,300       11,377,249
    (a)Conseco Inc. ........................................................   United States          567,475       13,148,396
       FBD Holdings PLC ....................................................      Ireland             367,900       15,966,838
    (f)Hartford Financial Services Group Inc. ..............................   United States          208,400       17,899,476
(a),(c)Imagine Group Holdings Ltd. .........................................      Bermuda             551,589        5,649,115
       IPC Holdings Ltd. ...................................................   United States          145,500        3,983,790
       Irish Life & Permanent PLC ..........................................      Ireland             255,300        5,186,385
       Montpelier Re Holdings Ltd. .........................................      Bermuda             302,275        5,712,998
       Nationwide Financial Services Inc., A ...............................   United States          180,200        7,928,800
       Old Republic International Corp. ....................................   United States          586,300       15,396,238
(a),(c)Olympus Re Holdings Ltd. ............................................      Bermuda               7,480          138,380
       Prudential Financial Inc. ...........................................   United States          130,200        9,529,338
       Safety Insurance Group Inc. .........................................   United States          147,900        5,970,723
(a),(c)Symetra Financial ...................................................   United States          117,300       13,489,500
    (a)Trygvesta AS ........................................................      Denmark             160,000        8,085,937
       White Mountains Insurance Group Inc. ................................   United States           38,548       21,530,985
                                                                                                                 -------------
                                                                                                                   185,197,967
                                                                                                                 -------------
       REAL ESTATE 6.1%
    (b)CBRE Realty Finance Inc., 144A ......................................   United States          525,000        7,875,000
       Deutsche Euroshop AG ................................................      Germany              65,100        3,699,294
       Fieldstone Investment Corp. .........................................   United States          509,700        6,045,042
       iStar Financial Inc. ................................................   United States          278,100        9,914,265
    (a)Link REIT ...........................................................     Hong Kong            445,550          844,710
    (b)Medical Properties Trust Inc., 144A .................................   United States          676,500        6,616,170
       New York Mortgage Trust Inc. ........................................   United States          135,740          898,599
       Saxon Capital Inc. ..................................................   United States          844,100        9,563,653
                                                                                                                 -------------
                                                                                                                    45,456,733
                                                                                                                 -------------
       THRIFTS & MORTGAGE FINANCE 8.6%
       Bank Mutual Corp. ...................................................   United States          677,000        7,176,200
       First Niagara Financial Group Inc. ..................................   United States          117,953        1,706,780
    (a)Franklin Bancorp ....................................................   United States          310,100        5,578,699
       Hudson City Bancorp Inc. ............................................   United States        1,303,320       15,796,238


                                                              Annual Report | 21

MUTUAL FINANCIAL SERVICES FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       THRIFTS & MORTGAGE FINANCE (CONTINUED)
    (a)Interhyp AG .........................................................     Germany               96,517    $   8,852,993
       Sovereign Bancorp Inc. ..............................................   United States        1,156,500       25,003,530
                                                                                                                 -------------
                                                                                                                    64,114,440
                                                                                                                 -------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
         (COST $505,492,615) ...............................................                                       684,026,990
                                                                                                                 -------------
       PREFERRED STOCKS (COST $7,448,950) 1.0%
       REAL ESTATE 1.0%
       iStar Financial Inc., 7.875%, pfd., E ...............................   United States          297,958        7,508,542
                                                                                                                 -------------

                                                                                                -------------
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                -------------
       GOVERNMENT AGENCIES (COST $34,962,575) 4.7%
    (f)Federal Home Loan Bank, 0.00% - 3.60%, 11/03/06 - 12/01/06 ..........   United States    $  35,200,000       34,928,081
                                                                                                                 -------------
       TOTAL INVESTMENTS (COST $547,904,140) 97.5% .........................                                       726,463,613
       SECURITIES SOLD SHORT (0.4)% ........................................                                        (2,969,753)
       NET UNREALIZED GAIN ON FORWARD EXCHANGE
          CONTRACTS 0.8% ...................................................                                         6,267,291
       OTHER ASSETS, LESS LIABILITIES 2.1% .................................                                        15,687,925
                                                                                                                 -------------
       NET ASSETS 100.0% ...................................................                                     $ 745,449,076
                                                                                                                 =============

                                                                                                -------------
                                                                                                   SHARES
                                                                                                -------------
    (g)SECURITIES SOLD SHORT (PROCEEDS $2,887,698) 0.4%
       COMMERCIAL BANKS 0.4%
       Bank of America Corp. ...............................................   United States           64,350    $   2,969,753
                                                                                                                 -------------

SELECTED PORTFOLIO ABBREVIATIONS
REIT - Real Estate Investment Trust

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $28,722,826, representing 3.85% of net assets.

(c)   See Note 9 regarding restricted and illiquid securities.

(d) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e)   See Note 10 regarding holdings of 5% voting securities.

(f) See Note 1(f) regarding securities segregated with broker for securities sold short.

(g)   See Note 1(f) regarding securities sold short.


22 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................................................   $ 538,636,657
      Cost - Non-controlled affiliated issuers (Note 10) ................................       9,267,483
                                                                                            -------------
      Total cost of investments .........................................................   $ 547,904,140
                                                                                            =============
      Value - Unaffiliated issuers (includes securities segregated with broker for
         securities sold short in the amount of $6,441,750) .............................   $ 722,809,391
      Value - Non-controlled affiliated issuers (Note 10) ...............................       3,654,222
                                                                                            -------------
      Total value of investments ........................................................     726,463,613
   Cash .................................................................................         147,519
   Foreign currency, at value (cost $6,076,745 ) ........................................       6,088,913
   Receivables:
      Investment securities sold ........................................................       4,693,874
      Capital shares sold ...............................................................       2,255,206
      Dividends and interest ............................................................       1,652,994
   Unrealized gain on forward exchange contracts (Note 8) ...............................       6,780,223
   Cash on deposits with brokers for securities sold short ..............................       3,771,457
   Due from broker - synthetic equity swaps .............................................       2,095,466
                                                                                            -------------
         Total assets ...................................................................     753,949,265
                                                                                            -------------
Liabilities:
   Payables:
      Investment securities purchased ...................................................       2,073,928
      Capital shares redeemed ...........................................................       1,530,540
      Affiliates ........................................................................       1,264,612
   Securities sold short, at value (proceeds $2,887,698) ................................       2,969,753
   Unrealized loss on forward exchange contracts (Note 8) ...............................         512,932
   Accrued expenses and other liabilities ...............................................         148,424
                                                                                            -------------
         Total liabilities ..............................................................       8,500,189
                                                                                            -------------
               Net assets, at value .....................................................   $ 745,449,076
                                                                                            =============
Net assets consist of:
   Paid-in capital ......................................................................   $ 549,135,626
   Distributions in excess of net investment income .....................................        (603,681)
   Net unrealized appreciation (depreciation) ...........................................     186,614,351
   Accumulated net realized gain (loss) .................................................      10,302,780
                                                                                            -------------
               Net assets, at value .....................................................   $ 745,449,076
                                                                                            =============


                         Annual Report | See notes to financial statements. | 23

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2005

CLASS Z:
   Net assets, at value .................................................................   $ 174,864,456
                                                                                            =============
   Shares outstanding ...................................................................       8,098,641
                                                                                            =============
   Net asset value and maximum offering price per share(a) ..............................   $       21.59
                                                                                            =============
CLASS A:
   Net assets, at value .................................................................   $ 359,058,178
                                                                                            =============
   Shares outstanding ...................................................................      16,614,318
                                                                                            =============
   Net asset value per share(a) .........................................................   $       21.61
                                                                                            =============
   Maximum offering price per share (net asset value per share / 94.25%) ................   $       22.93
                                                                                            =============
CLASS B:
   Net assets, at value .................................................................   $  42,526,366
                                                                                            =============
   Shares outstanding ...................................................................       2,008,981
                                                                                            =============
   Net asset value and maximum offering price per share(a) ..............................   $       21.17
                                                                                            =============
CLASS C:
   Net assets, at value .................................................................   $ 169,000,076
                                                                                            =============
   Shares outstanding ...................................................................       7,857,389
                                                                                            =============
   Net asset value and maximum offering price per share(a) ..............................   $       21.51
                                                                                            =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
   Dividends
     Unaffiliated issuers ...............................................................   $  19,580,230
     Non-controlled affiliated issuers (Note 10) ........................................         119,471
   Interest .............................................................................       1,855,309
   Other income (Note 11) ...............................................................          13,216
                                                                                            -------------
            Total investment income .....................................................      21,568,226
                                                                                            -------------
Expenses:
   Management fees (Note 3a) ............................................................       5,353,253
   Administrative fees (Note 3b) ........................................................         514,261
   Distribution fees (Note 3c)
      Class A ...........................................................................         948,766
      Class B ...........................................................................         401,623
      Class C ...........................................................................       1,534,822
   Transfer agent fees (Note 3e) ........................................................       1,182,100
   Custodian fees (Note 4) ..............................................................          68,850
   Reports to shareholders ..............................................................         104,300
   Registration and filing fees .........................................................          56,830
   Professional fees ....................................................................          80,836
   Directors' fees and expenses .........................................................          17,260
   Dividends on securities sold short ...................................................          99,878
   Other ................................................................................          19,500
                                                                                            -------------
            Total expenses ..............................................................      10,382,279
            Expense reductions (Note 4) .................................................          (3,046)
                                                                                            -------------
            Net expenses ................................................................      10,379,233
                                                                                            -------------
               Net investment income ....................................................      11,188,993
                                                                                            -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ...........................................................      36,433,836
         Non-controlled affiliated issuers (Note 10) ....................................      (1,397,158)
      Securities sold short .............................................................           6,913
      Foreign currency transactions .....................................................       2,720,854
                                                                                            -------------
            Net realized gain (loss) ....................................................      37,764,445
                                                                                            -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................................      28,928,278
      Translation of assets and liabilities denominated in foreign currencies ...........      10,240,738
                                                                                            -------------
            Net change in unrealized appreciation (depreciation) ........................      39,169,016
                                                                                            -------------
Net realized and unrealized gain (loss) .................................................      76,933,461
                                                                                            -------------
Net increase (decrease) in net assets resulting from operations .........................   $  88,122,454
                                                                                            =============


                         Annual Report | See notes to financial statements. | 25

MUTUAL FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       ------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       ------------------------------
                                                                                             2005           2004
                                                                                       ------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................   $  11,188,993   $   7,317,147
      Net realized gain (loss) from investments, securities sold short,
         and foreign currency transactions .........................................      37,764,445      75,153,281
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...      39,169,016       4,143,917
                                                                                       ------------------------------
            Net increase (decrease) in net assets resulting from operations ........      88,122,454      86,614,345
                                                                                       ------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...................................................................      (3,763,970)     (2,336,535)
         Class A ...................................................................      (6,706,421)     (3,220,768)
         Class B ...................................................................        (539,612)       (231,903)
         Class C ...................................................................      (2,132,095)       (755,016)
      Net realized gains:
         Class Z ...................................................................      (9,354,463)    (17,118,618)
         Class A ...................................................................     (18,415,891)    (30,433,763)
         Class B ...................................................................      (2,339,402)     (4,488,054)
         Class C ...................................................................      (8,968,562)    (16,255,643)
                                                                                       ------------------------------
   Total distributions to shareholders .............................................     (52,220,416)    (74,840,300)
                                                                                       ------------------------------
   Capital share transactions: (Note 2)
      Class Z ......................................................................        (191,699)     10,924,104
      Class A ......................................................................      45,360,278      27,243,812
      Class B ......................................................................      (2,103,037)      7,845,879
      Class C ......................................................................       5,215,334      11,696,402
                                                                                       ------------------------------
   Total capital share transactions ................................................      48,280,876      57,710,197
                                                                                       ------------------------------

   Redemption fees .................................................................           1,695             102
                                                                                       ------------------------------
            Net increase (decrease) in net assets ..................................      84,184,609      69,484,344
Net assets:
   Beginning of year ...............................................................     661,264,467     591,780,123
                                                                                       ------------------------------
   End of year .....................................................................   $ 745,449,076   $ 661,264,467
                                                                                       ==============================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
   End of year .....................................................................   $    (603,681)  $   1,266,786
                                                                                       ==============================


26 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, non-diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), consisting of six separate series. The Series Fund is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 27

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


28 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


                                                              Annual Report | 29

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


30 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


                                                              Annual Report | 31

MUTUAL FINANCIAL SERVICES FUND

2. CAPITAL STOCK (CONTINUED)

At December 31, 2005, there were 500 million shares authorized ($0.001 par value) of which 200 million shares were designated as Class Z, 100 million shares as Class A, 100 million shares as Class B and 100 million shares as Class
C. Transactions in the Fund's shares were as follows:

                                     --------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                2005                         2004
                                     --------------------------------------------------------
                                       SHARES         AMOUNT        SHARES        AMOUNT
                                     --------------------------------------------------------
CLASS Z SHARES:
   Shares sold ....................     679,875   $  14,183,552    1,042,865   $ 21,517,260
   Shares issued in reinvestment of
      distributions ...............     565,701      12,022,854      901,595     18,142,825
   Shares redeemed ................  (1,274,008)    (26,398,105)  (1,391,673)   (28,735,981)
                                     --------------------------------------------------------
   Net increase (decrease) ........     (28,432)  $    (191,699)     552,787   $ 10,924,104
                                     ========================================================
CLASS A SHARES:
   Shares sold ....................   4,276,295   $  89,422,089    3,254,965   $ 67,432,442
   Shares issued in reinvestment of
      distributions ...............   1,083,314      23,054,690    1,537,944     30,987,850
   Shares redeemed ................  (3,242,457)    (67,116,501)  (3,462,850)   (71,176,480)
                                     --------------------------------------------------------
   Net increase (decrease) ........   2,117,152   $  45,360,278    1,330,059   $ 27,243,812
                                     ========================================================
CLASS B SHARES:
   Shares sold ....................     169,286   $   3,512,309      450,980   $  9,175,970
   Shares issued in reinvestment of
      distributions ...............     127,227       2,644,855      216,541      4,282,882
   Shares redeemed ................    (408,883)     (8,260,201)    (277,807)    (5,612,973)
                                     --------------------------------------------------------
   Net increase (decrease) ........    (112,370)  $  (2,103,037)     389,714   $  7,845,879
                                     ========================================================
CLASS C SHARES:
   Shares sold ....................   1,128,446   $  23,514,526    1,125,859   $ 23,236,590
   Shares issued in reinvestment of
      distributions ...............     471,580       9,963,541      758,726     15,229,572
   Shares redeemed ................  (1,377,451)    (28,262,733)  (1,304,431)   (26,769,760)
                                     --------------------------------------------------------
   Net increase (decrease) ........     222,575   $   5,215,334      580,154   $ 11,696,402
                                     ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)           Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor       Transfer agent
Services)


32 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.800%                 Up to and including $1 billion
      0.770%                 Over $1 billion, up to and including $2 billion
      0.750%                 Over $2 billion, up to and including $5 billion
      0.730%                 In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's average aggregate daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   1.00%
Class C ................................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received(a) ......................................   $ 187,580
Contingent deferred sales charges retained ........................   $  79,954

(a)   Net of commissions paid to unaffiliated broker/dealers.


                                                              Annual Report | 33

MUTUAL FINANCIAL SERVICES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,182,100, of which $743,952 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $221,186.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................   $ 549,113,144
                                                                  =============

Unrealized appreciation .......................................   $ 196,594,879
Unrealized depreciation .......................................     (19,244,410)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $ 177,350,469
                                                                  =============

Undistributed ordinary income .................................   $   7,039,261
Undistributed long term capital gains .........................       8,929,050
                                                                  -------------
Distributable earnings ........................................   $  15,968,311
                                                                  =============

The tax character of distributions paid during the years ended December 31, 2005 and 2004, were as follows:

                                                     ---------------------------
                                                         2005           2004
                                                     ---------------------------
Distributions paid from:
   Ordinary income ...............................   $ 26,996,949   $ 24,417,864
   Long term capital gain ........................     25,223,467     50,422,436
                                                     ---------------------------
                                                     $ 52,220,416   $ 74,840,300
                                                     ===========================


34 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $286,775,394 and $190,159,343, respectively.

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------
                                           NUMBER OF     NOTIONAL     UNREALIZED
CONTRACTS TO BUY                           CONTRACTS      VALUE      GAIN (LOSS)
--------------------------------------------------------------------------------
Aareal Bank AG (23.43 - 25.89 EUR) .....     209,553   $ 7,938,538   $ 1,866,746
                                                                     -----------
Net unrealized gain (loss) .......................................   $ 1,866,746
                                                                     -----------

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

-----------------------------------------------------------------------------------------
                                                     CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                     AMOUNT(a)      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------
          781,289 Canadian Dollar ................    662,603      1/23/06    $    10,077
          450,000 British Pound ..................    773,105      9/08/06            858
                                                                              -----------
                                                                              $    10,935
                                                                              -----------

-----------------------------------------------------------------------------------------
                                                     CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                    AMOUNT(a)      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------
        1,750,000 Euro ..........................    2,074,853      1/17/06   $     1,001
        8,730,000 Euro ..........................   10,794,893      1/23/06       445,814
           57,694 Canadian Dollar ...............       50,000      2/15/06           293
        9,000,000 Euro ..........................   10,922,865      2/27/06       233,334
        2,285,700 Norwegian Krone ...............      340,134      3/06/06           242
       13,798,220 Euro ..........................   16,415,497      3/15/06        57,277
      116,772,058 Swedish Krona .................   14,947,906      3/15/06       170,841
      113,824,347 Danish Krone ..................   19,630,645      3/17/06     1,492,733
       10,610,357 Euro ..........................   13,258,755      4/25/06       615,551
        8,665,804 Euro ..........................   10,830,828      5/23/06       488,300
        9,732,000 Taiwan Dollar .................      300,000      5/30/06         3,532
        2,617,280 Norwegian Krone ...............      400,000      6/06/06         8,766
        4,849,065 New Zealand Dollar ............    3,433,138      6/07/06       165,254
        4,667,119 Euro ..........................    5,656,871      6/15/06        79,430
    2,390,515,949 Japanese Yen ..................   21,871,669      6/28/06     1,146,749
        2,350,000 Euro ..........................    2,815,345      7/17/06         2,019
        8,170,242 Euro ..........................   10,177,025      8/23/06       376,388
        3,564,617 British Pound .................    6,202,200      9/08/06        57,194
       15,646,663 Euro ..........................   19,828,535      9/13/06     1,038,221
       16,210,084 Euro ..........................   19,888,482     10/18/06       386,349
                                                                              -----------
                                                                                6,769,288
                                                                              -----------
Unrealized gain on forward exchange contracts .............................   $ 6,780,223
                                                                              ===========


                                                              Annual Report | 35

MUTUAL FINANCIAL SERVICES FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------
                                                     CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                     AMOUNT(a)      DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------
          156,256 British Pound .................       272,836    9/08/06    $    (3,469)
                                                                              -----------

------------------------------------------------------------------------------------------
                                                     CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                    AMOUNT(a)      DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
       10,260,550 Canadian Dollar ...............     8,586,363    1/23/06    $  (247,850)
       25,723,549 Norwegian Krone ...............     3,816,550    2/06/06         (2,731)
        2,354,197 Canadian Dollar ...............     2,023,000    2/15/06         (5,290)
       26,000,000 Norwegian Krone ...............     3,861,921    3/06/06         (4,376)
        3,750,000 Euro ..........................     4,418,250    3/15/06        (39,793)
      164,079,201 Taiwan Dollar .................     4,962,563    5/30/06        (35,820)
       28,000,000 Norwegian Krone ...............     4,175,988    6/06/06         (9,488)
        3,626,379 Euro ..........................     4,301,024    6/15/06        (32,681)
    3,075,380,000 Japanese Yen ..................    26,625,000    6/28/06        (37,448)
       15,058,813 Euro ..........................    17,933,824    7/17/06        (93,986)
                                                                              -----------
                                                                                 (509,463)
                                                                              -----------
   Unrealized loss on forward exchange contracts ..........................      (512,932)
                                                                              -----------
      Net unrealized gain on forward exchange contracts ...................   $ 6,267,291
                                                                              ===========

(a)   In U.S. Dollar unless otherwise indicated.

9. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------
                                                    ACQUISITION
   SHARES    ISSUER                                     DATE              COST            VALUE
--------------------------------------------------------------------------------------------------
     2,090   Elephant Capital Holdings Ltd. .....       7/29/04      $           --   $  2,978,222
   551,589   Imagine Group Holdings Ltd. ........       8/31/04           5,649,099      5,649,115
    10,590   NCB Warrant Holdings Ltd., A .......      12/16/05                  --      1,710,921
     7,480   Olympus Re Holdings Ltd. ...........      12/19/01             748,000        138,380
   117,300   Symetra Financial ..................       7/27/04          11,730,000     13,489,500
                                                                                      ------------
                TOTAL RESTRICTED AND ILLIQUID SECURITIES (3.21% of Net Assets) ....   $ 23,966,138
                                                                                      ============


36 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2005 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES                         NUMBER OF SHARES                                REALIZED
                                    HELD AT         GROSS       GROSS         HELD AT        VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS  REDUCTIONS     END OF YEAR    END OF YEAR       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Falcon Financial Investment
   Trust ....................          1,086,100         --   1,086,100                --  $        --     $  119,471  $ (1,397,158)
Integrated Alarm Services ...          1,277,700         --          --         1,277,700    3,654,222             --            --
State National Bancshares
   Inc. .....................            507,936         --          --           507,936           --(a)          --            --
                                                                                           -----------------------------------------
   TOTAL AFFILIATED SECURITIES (0.49% of Net Assets) ....................................  $ 3,654,222     $  119,471  $ (1,397,158)
                                                                                           =========================================

(a)   As of December 31, 2005, no longer an affiliate.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


                                                              Annual Report | 37

MUTUAL FINANCIAL SERVICES FUND

11. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


38 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Fund Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006


                                                              Annual Report | 39

MUTUAL FINANCIAL SERVICES FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $26,011,122 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $10,415,887 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,956,905 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $17,580,900 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 12.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.


40 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)   Director        Since 1987         7                          Director, A.T.D. Inc.(financial
101 John F. Kennedy Parkway                                                                    technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York State Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM Corporation
101 John F. Kennedy Parkway                                                                    (Sallie Mae) and Allied Capital
Short Hills, NJ 07078-2789                                                                     Corporation (financial services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                    Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                     International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)             Director        Since 1996         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     13                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c., and ARC Wireless Solutions,
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Inc.
                                                 Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         14                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)         Director        Since 2002         7                          Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                    (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                        Inc. (pharmaceuticals).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice President  Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President, and  Since May 2005     Not Applicable             Not Applicable
101 John F. Kennedy Parkway      Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment compa- nies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice            Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 President -
Rockefeller Center               AML
New York, NY 10020-2302          Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since December     Not Applicable             Not Applicable
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997- 2004).
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 45

MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                                                   Not part of the annual report

09/05

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and 67116-52 expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 A2005 02/06


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $355,000 for the fiscal year ended December 31, 2005 and $298,000 for the fiscal year ended December 31, 2004.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended December 31, 2005 and $50,000 for the fiscal year ended December 31, 2004. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $199,802 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The services for which these fees were paid included financial due diligence.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

          (i)  pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $224,802 for the fiscal year ended December 31, 2005 and $50,000 for the fiscal year ended December 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
  ----------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  April 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  ----------------------
Jimmy D. Gambill

Chief Executive Officer - Finance and Administration
Date  April 27, 2006

By /s/GALEN G. VETTER
   ---------------------
Galen G. Vetter
Chief Financial Officer
Date  April 27, 2006